As filed with the Securities and Exchange Commission on February 24, 2006

1933 Act Registration No. 333-121788

1940 Act Registration No. 811-21695

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 2	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 3	☒

(Check appropriate box or boxes)

AXA ENTERPRISE FUNDS TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 554-1234

PATRICIA LOUIE, ESQ.

Vice President and Associate General Counsel

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

ARTHUR J. BROWN, ESQ.

Kirkpatrick & Lockhart Nicholson Graham LLP

1601 K Street, N.W.,

Washington, D.C. 20006

Telephone: (202) 778-9000

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)

☒	on March 1, 2006 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)

☐	on (date) pursuant to paragraph (a) of Rule 485

☐	75 days after filing pursuant to paragraph (a)

if appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

AXA ENTERPRISE FUNDS TRUST

Contents of Registration Statement

This Registration Statement consists of the following papers and documents.

Cover Sheet

Contents of Registration Statement

Part A  -            Prospectus

Part B  -            Statement of Additional Information

Part C  -            Other Information

Signature Page

Exhibits

PROSPECTUS MARCH 1, 2006

AXA ENTERPRISE FUNDS TRUST

AXA Enterprise Small Company Growth Fund

AXA Enterprise Small Company Value Fund

AXA Enterprise Capital Appreciation Fund

AXA Enterprise Deep Value Fund

AXA Enterprise Equity Fund

AXA Enterprise Equity Income Fund

AXA Enterprise Multi-Cap Growth Fund

AXA Enterprise Growth and Income Fund

AXA Enterprise International Growth Fund

AXA Enterprise Global Financial Services Fund

AXA Enterprise Global Socially Responsive Fund

AXA Enterprise Mergers and Acquisitions

AXA Enterprise Government Securities Fund

AXA Enterprise High-Yield Bond Fund

AXA Enterprise Short Duration Bond Fund

AXA Enterprise Tax-Exempt Income Fund

AXA Enterprise Money Market Fund

The Securities and Exchange Commission has not approved any fund’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

ENTERPRISE

Fund Distributors, Inc.

An AXA Financial Company

INTRODUCTION

AXA Enterprise Funds Trust (the “Trust”) is comprised of distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes Class A, Class B, Class C and Class Y shares of each of the AXA Enterprise Funds listed on the table of contents. Each fund is a diversified fund, except the AXA Enterprise Mergers and Acquisitions Fund, which is a non-diversified fund. Information on each fund, including investment objectives, investment strategies and investment risks, can be found on the pages following this introduction. In addition, a Glossary of Terms can also be found at the back of this prospectus. The investment objective of a fund is not a fundamental policy and may be changed without a shareholder vote. As described more fully on the following pages, some of the funds have a policy to invest at least 80% of their net assets (plus borrowings for investment purposes) in a particular type of investment suggested by their name. These policies may not be changed without providing at least sixty (60) days’ written notice to shareholders of the relevant fund, except the AXA Enterprise Tax-Exempt Income Fund. The policy for the AXA Enterprise Tax-Exempt Income Fund cannot be changed without shareholder approval.

The investment manager to each fund is AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”). The day-to-day portfolio management of each fund is provided by one or more investment sub-advisers selected by AXA Equitable. Information regarding AXA Equitable and the sub-advisers is included under “Management Team” in this prospectus. AXA Equitable may allocate a fund’s assets to additional sub-advisers subject to approval of the Trust’s board of trustees. In addition, AXA Equitable monitors each sub-adviser and may, subject to the approval of the Trust’s board of trustees, appoint, dismiss and replace sub-advisers and amend sub-advisory agreements without obtaining shareholder approval. If a new sub-adviser is retained for a fund, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an “affiliated person” of AXA Equitable (as that term is defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (“1940 Act”)) (“Affiliated Sub-adviser”), such as Alliance Capital Management L.P., unless the sub-advisory agreement with the Affiliated Sub-adviser is approved by the affected fund’s shareholders.

The distributor for each fund is Enterprise Fund Distributors, Inc.

An investment in a fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

Table of

AXA ENTERPRISE SMALL COMPANY GROWTH FUND

Manager:	AXA Equitable

Sub-adviser:	Eagle Asset Management, Inc.

Key Terms

•	Growth Investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

•	Small Capitalization Companies — Companies with market capitalization of $2.0 billion or less.

Investment Goal

Capital appreciation.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in stocks of small capitalization companies. Small capitalization companies are companies with market capitalization of $2.0 billion or less at the time of investment.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-adviser believes provide opportunities for capital appreciation, such as preferred stocks, warrants and securities convertible into common stock.

The sub-adviser will utilize an aggressive, growth-oriented investment style that emphasizes companies that are either in or entering into the growth phase of their business cycle. In choosing investments, the sub-adviser utilizes a process that involves researching and evaluating companies for potential investment. The sub-adviser looks for companies that exhibit above-average growth characteristics, are undergoing positive growth or change, and have superior business models. The sub-adviser uses a disciplined approach in evaluating growth companies and in examining relative and absolute valuations, management depth and the company’s performance versus its peer group. Generally, the sub-adviser looks for sales growth in excess of 15% for three to five years, and earnings growth of 20%. Companies are continuously assessed through both industry and trade contacts, and the fund is actively monitored. The sub-adviser may sell a security for a variety of reasons, such as to invest in a company believed by the sub-adviser to offer superior investment opportunities. Generally, the sub-adviser will sell securities if they have reached their target valuation, if their fundamentals have deteriorated, or if their industry’s dynamics have negatively changed.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Investment Style Risk — The sub-adviser primarily uses a particular style or set of styles – in this case “growth” styles – to select investments for the fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the fund’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-adviser and its securities selections fail to produce the intended result.

•

Small-Capitalization Risk — Risk is greater for the securities of small-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of smaller companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the fund may experience difficulty in purchasing or selling such securities at the desired time and price.

•	Sub-adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and may include the effect of expense limitations that were in place during the periods shown. Since AXA Equitable may add to, dismiss or replace the sub-adviser in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

The fund’s performance shown below is principally the performance of its predecessor registered investment company, the Enterprise Small Company Growth Fund (the “Enterprise Fund”). On June 3, 2005, the fund merged with the Enterprise Fund, a series of The Enterprise Group of Funds, Inc., which is a separate investment company managed by Enterprise Capital Management, Inc. (“Enterprise Capital”), an affiliate of AXA Equitable, and assumed its operating history and performance record.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class Y shares. The inception date for the Class Y shares of the fund is May 9, 1991. The returns for the fund’s Class A, B and C shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B and C shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
31.04% (4th Quarter 1999)	–24.36% (3rd Quarter 1998)

Average Annual Total Returns

for the periods ended December 31, 2005

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the periods shown compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2005)	1 Year	5 Years	10 Years/ Since Inception*
Class A—Return Before Taxes	–2.35%	–1.35%	3.18%
Return After Taxes on Distributions	–3.19%	–1.57%	2.69%
Return After Taxes on Distributions & Sale of Fund Shares	–0.42%	–1.17%	2.54%
Class B—Return Before Taxes	–2.88%	–1.29%	3.19%
Return After Taxes on Distributions	–3.80%	–1.53%	2.68%
Return After Taxes on Distributions & Sale of Fund Shares	–0.65%	–1.12%	2.54%
Class C—Return Before Taxes	0.95%	–0.92%	3.19%
Return After Taxes on Distributions	0.03%	–1.15%	2.69%
Return After Taxes on Distributions & Sale of Fund Shares	1.83%	–0.80%	2.55%
Class Y—Return Before Taxes	2.95%	0.07%	7.40%
Return After Taxes on Distributions	2.10%	–0.14%	6.69%
Return After Taxes on Distributions & Sale of Fund Shares	3.04%	0.03%	6.16%
Russell 2000 Growth Index **	4.15%	2.28%	7.51%
*	The inception date for the Class A, Class B and Class C shares is July 17, 1997 and for the Class Y shares is May 9, 1991.
**	Index returns do not reflect any deductions for fees, expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the section “Description of Benchmarks.”

FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees

(fees paid directly from your investment)

	CLASS A		CLASS B		CLASS C		CLASS Y
Maximum sales charge (load)[1]	4.75%		5.00%		1.00%		None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	[2]	None		None		None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	[3]	5.00%	[4]	1.00%	[5]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[6]	2.00%		2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that are deducted from fund assets, as a percentage of average daily net assets)

	CLASS A	CLASS B	CLASS C	CLASS Y
Management fee	0.98%	0.98%	0.98%	0.98%
Distribution and/or service (12b-1) fees (including a 0.25% service fee)	0.45%	1.00%	1.00%	None
Other expenses	0.80%	0.80%	0.80%	0.80%
Total operating expenses	2.23%	2.78%	2.78%	1.78%
Less fee waiver/expense reimbursement[7]	0.58%	0.58%	0.58%	0.58%
Net operating expenses*	1.65%	2.20%	2.20%	1.20%
[1]	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
[2]	This sales charge varies depending upon how much you invest. See “How Sales Charges are Calculated.”
[3]	If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans and $500,000 or more for certain individual retirement accounts) of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
[4]	This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See “How Sales Charges are Calculated.”
[5]	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “How Sales Charges are Calculated.”
[6]	If you redeem or exchange shares of the fund after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged generally will be assessed and retained by the fund for the benefit of the remaining shareholders. See “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”
[7]	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the fund through February 28, 2007 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after February 28, 2007. For more information on the Expense Limitation Agreement, see “Management Team — The Manager and the Sub-advisers — Expense Limitation Agreement.”
*	A portion of the brokerage commissions that the fund pays is used to reduce the fund’s expenses. Including this reduction, the Net Operating Expenses for the fund’s Class A, Class B, Class C and Class Y shares for the fiscal year ended October 31, 2005 were 1.20%, 1.75%, 1.75% and 0.75%.

FUND FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect costs of investing in each fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the fund. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$635	$723	$223	$323	$223	$122
3 years	$1,086	$1,207	$807	$807	$807	$504
5 years	$1,563	$1,618	$1,418	$1,418	$1,418	$910
10 years	$2,875	$2,935	$2,935	$3,067	$3,067	$2,047
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

AXA ENTERPRISE SMALL COMPANY VALUE FUND

Manager:	AXA Equitable

Sub-adviser:	GAMCO Asset Management, Inc.

Key Terms

•	Value Investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.
•	Small Capitalization Companies — Companies with market capitalization of $2.0 billion or less.

Investment Goal

Maximum capital appreciation.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in stocks of small capitalization companies. Small capitalization companies are companies with market capitalization of $2.0 billion or less at the time of investment.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-adviser believes provide opportunities for capital appreciation, such as preferred stocks, warrants and securities convertible into common stocks.

The sub-adviser will utilize a value-oriented investment style that emphasizes companies deemed to be currently underpriced according to certain financial measurements, which may include price-to-earnings and price-to-book ratios and dividend income potential. In choosing investments, the sub-adviser utilizes a process of fundamental analysis that involves researching and evaluating individual companies for potential investment by the fund. The sub-adviser uses a proprietary research technique to determine which stocks have a market price that is less than the “private market value” or what an investor would pay for the company. This approach will often lead the fund to focus on “strong companies” in out-of-favor sectors or out-of-favor companies exhibiting a catalyst for change. The sub-adviser may sell a security for a variety of reasons, such as because it becomes overvalued or shows deteriorating fundamentals.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Investment Style Risk — The sub-adviser primarily uses a particular style or set of styles – in this case “value” styles – to select investments for the fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the fund’s share price.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-adviser and its securities selections fail to produce the intended result.

•	Small-Capitalization Risk — Risk is greater for the securities of small-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of smaller companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the fund may experience difficulty in purchasing or selling such securities at the desired time and price.

•	Sub-adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and may include the effect of expense limitations that were in place during the periods shown. Since AXA Equitable may add to, dismiss or replace the sub-adviser in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

The fund’s performance shown below is principally the performance of its predecessor registered investment company, the Enterprise Small Company Value Fund (the “Enterprise Fund”). On September 3, 2005, the fund merged with the Enterprise Fund, a series of The Enterprise Group of Funds, Inc., which is a separate investment company managed by Enterprise Capital Management, Inc. (“Enterprise Capital”), an affiliate of AXA Equitable, and assumed its operating history and performance record.

Calendar Year Annual Total Returns (Class A)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class A shares. The inception date for the Class A shares of the fund is October 1, 1993. The returns for the fund’s Class B and C shares would be lower than the Class A returns shown in the bar chart because those classes have higher total expenses. In addition, the Class A returns shown in the bar chart do not reflect sales charges, which apply to Class A, B and C shares, but not Class Y shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
19.53% (2nd Quarter 2003)	–17.01% (3rd Quarter 1998)

Average Annual Total Returns

for the periods ended December 31, 2005

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the periods shown compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2005)	1 Year	5 Years	10 Years/ Since Inception*
Class A—Return Before Taxes	–2.13%	8.17%	11.95%
Return After Taxes on Distributions	–2.69%	7.90%	10.62%
Return After Taxes on Distributions & Sale of Fund Shares	–0.63%	7.03%	9.87%
Class B—Return Before Taxes	–2.73%	8.31%	11.98%
Return After Taxes on Distributions	–3.36%	8.03%	10.62%
Return After Taxes on Distributions & Sale of Fund Shares	–0.93%	7.16%	9.89%
Class C—Return Before Taxes	1.32%	8.61%	11.73%
Return After Taxes on Distributions	0.70%	8.33%	10.42%
Return After Taxes on Distributions & Sale of Fund Shares	1.68%	7.42%	9.66%
Class Y—Return Before Taxes	3.26%	9.71%	13.02%
Return After Taxes on Distributions	2.70%	9.46%	11.71%
Return After Taxes on Distributions & Sale of Fund Shares	2.87%	8.41%	10.87%
Russell 2000 Value Index **	4.71%	13.55%	12.73%
*	The inception date for the Class A shares is October 1, 1993, for the Class B shares is May 1, 1995, for the Class C shares is May 1, 1997 and for the Class Y shares is May 24, 1995.
**	Index returns do not reflect any deductions for fees, expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the section “Description of Benchmarks.”

FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees

(fees paid directly from your investment)

	CLASS A		CLASS B		CLASS C		CLASS Y
Maximum sales charge (load)[1]	4.75%		5.00%		1.00%		None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	[2]	None		None		None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	[3]	5.00%	[4]	1.00%	[5]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[6]	2.00%		2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that are deducted from fund assets, as a percentage of average daily net assets)

	CLASS A	CLASS B	CLASS C	CLASS Y
Management fee	0.73%	0.73%	0.73%	0.73%
Distribution and/or service (12b-1) fees (including a 0.25% service fee)	0.45%	1.00%	1.00%	None
Other expenses	0.46%	0.46%	0.46%	0.46%
Total operating expenses	1.64%	2.19%	2.19%	1.19%
Less fee waiver/expense reimbursement[7]	—%	—%	—%	—%
Net operating expenses*	1.64%	2.19%	2.19%	1.19%
[1]	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
[2]	This sales charge varies depending upon how much you invest. See “How Sales Charges are Calculated.”
[3]	If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans and $500,000 or more for certain individual retirement accounts) of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
[4]	This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See “How Sales Charges are Calculated.”
[5]	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “How Sales Charges are Calculated.”
[6]	If you redeem or exchange shares of the fund after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged generally will be assessed and retained by the fund for the benefit of the remaining shareholders. See “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”
[7]	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the fund through February 28, 2007 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 1.75% for Class A shares, 2.30% for Class B and Class C shares and 1.30% for Class Y shares. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after February 28, 2007. For more information on the Expense Limitation Agreement, see “Management Team — The Manager and the Sub-advisers — Expense Limitation Agreement.”
*	A portion of the brokerage commissions that the fund pays is used to reduce the fund’s expenses. Including this reduction, the Net Operating Expenses for the fund’s Class A, Class B, Class C and Class Y shares for the fiscal year ended October 31, 2005 were 1.63%, 2.18%, 2.18% and 1.18%.

FUND FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect costs of investing in each fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the fund. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$634	$722	$222	$322	$222	$121
3 years	$968	$1,085	$685	$685	$685	$378
5 years	$1,324	$1,375	$1,175	$1,175	$1,175	$654
10 years	$2,326	$2,385	$2,385	$2,524	$2,524	$1,443
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

AXA ENTERPRISE CAPITAL APPRECIATION FUND

Manager:	AXA Equitable

Sub-adviser:	Marsico Capital Management, LLC

Key Term

•	Large Cap Companies — For purposes of this fund, companies with market capitalization in excess of $4 billion.

Investment Goal

Maximum capital appreciation.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest primarily in equity securities of U.S. large capitalization companies that the sub-adviser selects for their growth potential. For purposes of this fund, large capitalization companies are companies with market capitalization in excess of $4 billion at the time of investment. The fund also may invest in equity securities of small- and mid-capitalization companies. The fund will normally hold a core position of between 35 and 50 common stocks. The fund may hold a limited number of additional common stocks at times when the sub-adviser is accumulating new positions, phasing out existing positions or responding to exceptional market conditions.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-adviser believes provide opportunities for capital appreciation, such as preferred stocks, warrants and securities convertible into common stock. The fund may engage in active or frequent trading of portfolio securities to achieve its investment objective.

The sub-adviser focuses on identifying companies with growth potential. In choosing investments, the sub-adviser utilizes a process that combines top-down economic analysis with bottom-up stock selection. The “top-down” approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, the sub-adviser may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of economic trends. As a result of the “top-down” analysis, the sub-adviser seeks to identify sectors, industries and companies that may benefit from the overall trends the sub-adviser has observed.

The sub-adviser then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, the sub-adviser may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This is called bottom-up stock selection. As part of this fundamental, bottom-up research, the sub-adviser may visit with various levels of a company’s management, as well as with its customers, suppliers and competitors. The sub-adviser also may prepare detailed earnings and cash flow models of companies. These models may assist the sub-adviser in projecting potential earnings growth and other important characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company’s past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data.

The fund’s core investments generally are well-known growth companies. However, the fund also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team or an acquisition. As a result, the fund may invest in certain companies for relatively short periods of time. The sub-adviser may sell a security for a variety or reasons, if, in its opinion, a company’s fundamentals change, its stock price appreciates excessively in relation to fundamental prospects, the company appears not to realize its growth potential, or there are more attractive opportunities elsewhere.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Foreign Investing and Emerging Markets Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-adviser primarily uses a particular style or set of styles – in this case “growth” styles – to select investments for the fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the fund’s share price. Growth stocks tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Large-Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Portfolio Turnover Risk — High portfolio turnover may result in increased transaction costs to a fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which can create adverse tax results on shareholders when distributed to them, or loss given the frequency of sales, any such net gain may be short-term capital gain. Unlike long-term capital gain, short-term capital gain is taxable to individuals at the same rates as ordinary income.

•	Small and Mid-Capitalization Risk — Risk is greater for the securities of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the fund may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-adviser and its securities selections fail to produce the intended result.

•	Sub-adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and may include the effect of expense limitations that were in place during the periods shown. Since AXA Equitable may add to, dismiss or replace the sub-adviser in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

The fund’s performance shown below is principally the performance of its predecessor registered investment company, the Enterprise Capital Appreciation Fund (the “Enterprise Fund”). On September 3, 2005, the fund merged with the Enterprise Fund, a series of The Enterprise Group of Funds, Inc., which is a separate investment company managed by Enterprise Capital Management, Inc. (“Enterprise Capital”), an affiliate of AXA Equitable, and assumed its operating history and performance record.

Calendar Year Annual Total Returns (Class A)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class A shares. The inception date for the Class A shares of the fund is November 17, 1987. The returns for the fund’s Class B and C shares would be lower than the Class A returns shown in the bar chart because those classes have higher total expenses. In addition, the Class A returns shown in the bar chart do not reflect sales charges, which apply to Class A, B and C shares, but not Class Y shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
34.48% (4th Quarter 1999)	–18.01% (3rd Quarter 2001)

Average Annual Total Returns

for the periods ended December 31, 2005

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the periods shown compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2005)	1 Year	5 Years	10 Years/ Since Inception*
Class A—Return Before Taxes	1.20%	–0.22%	7.99%
Return After Taxes on Distributions	1.20%	–0.22%	6.01%
Return After Taxes on Distributions & Sale of Fund Shares	0.78%	–0.19%	6.03%
Class B—Return Before Taxes	0.67%	–0.20%	8.04%
Return After Taxes on Distributions	0.67%	–0.20%	6.00%
Return After Taxes on Distributions & Sale of Fund Shares	0.44%	–0.17%	6.07%
Class C—Return Before Taxes	4.67%	0.20%	7.67%
Return After Taxes on Distributions	4.67%	0.20%	5.70%
Return After Taxes on Distributions & Sale of Fund Shares	3.03%	0.17%	5.80%
Class Y—Return Before Taxes	6.75%	1.21%	5.11%
Return After Taxes on Distributions	6.75%	1.21%	3.72%
Return After Taxes on Distributions & Sale of Fund Shares	4.39%	1.03%	3.92%
Russell 1000 Growth Index **	5.26%	–3.58%	11.17%
*	The inception date for the Class A shares is November 17, 1987, for the Class B shares is May 1, 1995, for the Class C shares is May 1, 1997 and for the Class Y shares is May 14, 1998.
**	Index returns do not reflect any deductions for fees, expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the section “Description of Benchmarks.”

FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
	CLASS A		CLASS B		CLASS C		CLASS Y
Maximum sales charge (load)[1]	4.75%		5.00%		1.00%		None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	[2]	None		None		None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	[3]	5.00%	[4]	1.00%	[5]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[6]	2.00%		2.00%		2.00%		2.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average daily net assets)
	CLASS A	CLASS B	CLASS C	CLASS Y
Management fee	0.73%	0.73%	0.73%	0.73%
Distribution and/or service (12b-1) fees (including a 0.25% service fee)	0.45%	1.00%	1.00%	None
Other expenses	0.47%	0.47%	0.47%	0.47%
Total operating expenses	1.65%	2.20%	2.20%	1.20%
Less fee waiver/expense reimbursement[7]	—%	—%	—%	—%
Net operating expenses*	1.65%	2.20%	2.20%	1.20%
[1]	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
[2]	This sales charge varies depending upon how much you invest. See “How Sales Charges are Calculated.”
[3]	If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans and $500,000 or more for certain individual retirement accounts) of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
[4]	This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See “How Sales Charges are Calculated.”
[5]	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “How Sales Charges are Calculated.”
[6]	If you redeem or exchange shares of the fund after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged generally will be assessed and retained by the fund for the benefit of the remaining shareholders. See “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”
[7]	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the fund through February 28, 2007 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 1.75% for Class A shares, 2.30% for Class B and Class C shares and 1.30% for Class Y shares. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after February 28, 2007. For more information on the Expense Limitation Agreement, see “Management Team — The Manager and the Sub-advisers — Expense Limitation Agreement.”
*	A portion of the brokerage commissions that the fund pays is used to reduce the fund’s expenses. Including this reduction, the Net Operating Expenses for the fund’s Class A, Class B, Class C and Class Y shares for the fiscal year ended October 31, 2005 were 1.62%, 2.17%, 2.17% and 1.17%.

FUND FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect costs of investing in each fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the fund. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$635	$723	$223	$323	$223	$122
3 years	$971	$1,088	$688	$688	$688	$381
5 years	$1,329	$1,380	$1,180	$1,180	$1,180	$660
10 years	$2,337	$2,395	$2,395	$2,534	$2,534	$1,455
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

AXA ENTERPRISE DEEP VALUE FUND

Manager:	AXA Equitable

Sub-adviser:	Barrow, Hanley, Mewhinney & Strauss, Inc.

Key Terms

•	Value Investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

•	Large Cap Companies — Companies with market capitalization in excess of $10 billion.

Investment Goal

Total return through capital appreciation with income as a secondary consideration.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest primarily in equity securities of U.S. large capitalization companies that the sub-adviser believes are undervalued. Large capitalization companies are companies with market capitalization in excess of $10 billion at the time of investment. The fund also may invest in equity securities of small- and mid-capitalization companies. In addition, the fund may invest up to 20% of its assets in foreign securities, including securities of companies in emerging markets.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-adviser believes provide opportunities for total return, such as preferred securities, warrants and securities convertible into common stock.

The sub-adviser will utilize a value-oriented investment style that emphasizes companies whose stocks are undervalued based on certain financial measurements, including price-to-earnings and price-to-book ratios and dividend income potential. In choosing investments, the sub-adviser utilizes a bottom-up process that involves researching and evaluating companies for potential investment. Undervalued or “deep value” stocks are generally those that are out of favor with investors and presently trading at prices that the sub-adviser feels are below what the stocks are worth in relation to their earnings. These stocks are typically those of companies possessing sound fundamentals but which, in the opinion of the sub-adviser, have been overlooked or misunderstood by the market, with below average price-to-earnings or price-to-book ratios. The sub-adviser’s bottom-up process includes ranking current holdings and potential investments on appreciation potential through a disciplined system of stock selection that is price driven on the basis of relative return and appreciation potential. It is expected that the average price-to-earnings ratio of the fund’s stocks will be lower than the average of the Russell 1000 Value Index. The sub-adviser may sell a security for a variety of reasons, however, existing holdings generally are sold as they approach their target price reflecting a diminishing opportunity for incremental relative return.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Foreign Investing and Emerging Markets Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Investment Style Risk — The sub-adviser primarily uses a particular style or set of styles – in this case “value” styles – to select investments for the fund. Those styles may be out of favor or may not produce the best results over short or longer time periods. They may also increase the volatility of the fund’s share price.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Large-Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Small and Mid-Capitalization Risk — Risk is greater for the securities of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the fund may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-adviser and its securities selections fail to produce the intended result.

•	Sub-adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and may include the effect of expense limitations that were in place during the periods shown. Since AXA Equitable may add to, dismiss or replace the sub-adviser in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

The fund’s performance shown below is principally the performance of its predecessor registered investment company, the Enterprise Deep Value Fund (the “Enterprise Fund”). On June 3, 2005, the fund merged with the Enterprise Fund, a series of The Enterprise Group of Funds, Inc., which is a separate investment company managed by Enterprise Capital Management, Inc. (“Enterprise Capital”), an affiliate of AXA Equitable, and assumed its operating history and performance record.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class Y shares. The inception date for the Class Y shares of the fund is May 31, 2001. The returns for the fund’s Class A, B and C shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B and C shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
16.87% (2nd Quarter 2003)	–20.00% (3rd Quarter 2002)

Average Annual Total Returns

for the periods ended December 31, 2005

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the periods shown compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2005)	1 Year	Since Inception*
Class A—Return Before Taxes	3.52%	2.51%
Return After Taxes on Distributions	1.20%	1.81%
Return After Taxes on Distributions & Sale of Fund Shares	3.59%	1.85%
Class B—Return Before Taxes	3.26%	2.66%
Return After Taxes on Distributions	1.02%	2.10%
Return After Taxes on Distributions & Sale of Fund Shares	3.50%	2.07%
Class C—Return Before Taxes	7.07%	3.05%
Return After Taxes on Distributions	4.83%	2.50%
Return After Taxes on Distributions & Sale of Fund Shares	5.97%	2.42%
Class Y—Return Before Taxes	9.20%	4.06%
Return After Taxes on Distributions	6.59%	3.21%
Return After Taxes on Distributions & Sale of Fund Shares	7.34%	3.10%
Russell 1000 Value Index **	7.05%	5.54%
*	The inception date for each class of shares is May 31, 2001.
**	Index returns do not reflect any deductions for fees, expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the section “Description of Benchmarks.”

FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees

(fees paid directly from your investment)

	CLASS A		CLASS B		CLASS C		CLASS Y
Maximum sales charge (load)[1]	4.75%		5.00%		1.00%		None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	[2]	None		None		None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	[3]	5.00%	[4]	1.00%	[5]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[6]	2.00%		2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that are deducted from fund assets, as a percentage of average daily net assets)

	CLASS A	CLASS B	CLASS C	CLASS Y
Management fee	0.73%	0.73%	0.73%	0.73%
Distribution and/or service (12b-1) fees (including a 0.25% service fee)	0.45%	1.00%	1.00%	None
Other expenses	0.73%	0.73%	0.73%	0.73%
Total operating expenses	1.91%	2.46%	2.46%	1.46%
Less fee waiver/expense reimbursement[7]	0.41%	0.41%	0.41%	0.41%
Net operating expenses*	1.50%	2.05%	2.05%	1.05%
[1]	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
[2]	This sales charge varies depending upon how much you invest. See “How Sales Charges are Calculated.”
[3]	If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans and $500,000 or more for certain individual retirement accounts) of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
[4]	This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See “How Sales Charges are Calculated.”
[5]	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “How Sales Charges are Calculated.”
[6]	If you redeem or exchange shares of the fund after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged generally will be assessed and retained by the fund for the benefit of the remaining shareholders. See “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”
[7]	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the fund through February 28, 2007 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after February 28, 2007. For more information on the Expense Limitation Agreement, see “Management Team — The Manager and the Sub-advisers — Expense Limitation Agreement.”
*	A portion of the brokerage commissions that the fund pays is used to reduce the fund’s expenses. Including this reduction, the Net Operating Expenses for the fund’s Class A, Class B, Class C and Class Y shares for the fiscal year ended October 31, 2005 were 1.33%, 1.88%, 1.88% and 0.88%.

FUND FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect costs of investing in each fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the fund. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$620	$708	$208	$308	$208	$107
3 years	$1,009	$1,127	$727	$727	$727	$421
5 years	$1,421	$1,474	$1,274	$1,274	$1,274	$758
10 years	$2,570	$2,629	$2,629	$2,765	$2,765	$1,711
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

AXA ENTERPRISE EQUITY FUND

Manager:	AXA Equitable

Sub-adviser:	TCW Investment Management Company

Key Terms

•	Large Cap Companies — Companies with market capitalization in excess of $10 billion.

Investment Goal

Long-term capital appreciation.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The fund intends to invest primarily in the equity securities of U.S. large capitalization companies that meet the sub-adviser’s criteria of high return on investment capital, strong positions within their industries, sound financial fundamentals and management committed to shareholder interests. Large capitalization companies are companies with market capitalization in excess of $10 billion at the time of investment.

The fund also may invest in equity securities of small- and mid-capitalization companies. In addition, the fund may invest up to 20% of its assets in foreign securities, including securities of companies in emerging markets, provided that they are listed on a domestic or foreign securities exchange or represented by American Depositary Receipts (“ADRs”) or European Depositary Receipts (“EDRs”) listed on a domestic securities exchange or traded in the United States over-the-counter market.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-adviser believes provide opportunities for capital appreciation, such as preferred stocks, warrants and securities convertible into common stock.

The sub-adviser generally chooses investments that include either companies with above average growth prospects, companies selling at reasonable valuations, or both. In choosing investments, the sub-adviser utilizes a process that involves researching and evaluating companies for potential investment. The sub-adviser generally selects companies with one or more of the following characteristics: superior business practices that will benefit from long-term trends, superior growth, profitability and leading market share versus others in their industry, strong enduring business models, valuable consumer or commercial franchises, high return on capital, favorable price to intrinsic value and undervalued assets. The sub-adviser may sell a security for a variety of reasons, including to invest in a company believed to offer superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Foreign Investing and Emerging Markets Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Large-Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Small and Mid-Capitalization Risk — Risk is greater for the securities of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the fund may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-adviser and its securities selections fail to produce the intended result.

•	Sub-adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and may include the effect of expense limitations that were in place during the periods shown. Since AXA Equitable may add to, dismiss or replace the sub-adviser in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

The fund’s performance shown below is principally the performance of its predecessor registered investment company, the Enterprise Equity Fund (the “Enterprise Fund”). On September 3, 2005, the fund merged with the Enterprise Fund, a series of The Enterprise Group of Funds, Inc., which is a separate investment company managed by Enterprise Capital Management, Inc. (“Enterprise Capital”), an affiliate of AXA Equitable, and assumed its operating history and performance record.

Calendar Year Annual Total Returns (Class A)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class A shares. The inception date for the Class A shares of the fund is May 1, 1997. The returns for the fund’s Class B and C shares would be lower than the Class A returns shown in the bar chart because those classes have higher total expenses. In addition, the Class A returns shown in the bar chart do not reflect sales charges, which apply to Class A, B and C shares, but not Class Y shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
24.62% (4th Quarter 2001)	–24.87% (3rd Quarter 2001)

Average Annual Total Returns

for the periods ended December 31, 2005

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the periods shown compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2005)	1 Year	5 Years	Since Inception*
Class A—Return Before Taxes	–1.88%	–0.97%	4.04%
Return After Taxes on Distributions	–1.88%	–1.01%	3.68%
Return After Taxes on Distributions & Sale of Fund Shares	–1.22%	–0.85%	3.30%
Class B—Return Before Taxes	–2.63%	–0.91%	4.10%
Return After Taxes on Distributions	–2.63%	–0.96%	3.75%
Return After Taxes on Distributions & Sale of Fund Shares	–1.71%	–0.80%	3.36%
Class C—Return Before Taxes	1.53%	–0.48%	4.10%
Return After Taxes on Distributions	1.53%	–0.53%	3.75%
Return After Taxes on Distributions & Sale of Fund Shares	0.99%	–0.44%	3.36%
Class Y—Return Before Taxes	3.41%	0.50%	3.52%
Return After Taxes on Distributions	3.41%	0.45%	3.17%
Return After Taxes on Distributions & Sale of Fund Shares	2.21%	0.39%	2.84%
Russell 1000 Growth Index **	5.26%	–3.58%	4.42%
*	The inception date for the Class A, Class B and Class C shares is May 1, 1997 and for the Class Y shares is October 14, 1998.
**	Index returns do not reflect any deductions for fees, expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the section “Description of Benchmarks.”

FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees

(fees paid directly from your investment)

	CLASS A		CLASS B		CLASS C		CLASS Y
Maximum sales charge (load)[1]	4.75%		5.00%		1.00%		None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%[2]		None		None		None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	[3]	5.00%	[4]	1.00%	[5]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[6]	2.00%		2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that are deducted from fund assets, as a percentage of average daily net assets)

	CLASS A	CLASS B	CLASS C	CLASS Y
Management fee	0.73%	0.73%	0.73%	0.73%
Distribution and/or service (12b-1) fees (including a 0.25% service fee)	0.45%	1.00%	1.00%	None
Other expenses	0.56%	0.56%	0.56%	0.56%
Total operating expenses	1.74%	2.29%	2.29%	1.29%
Less fee waiver/expense reimbursement[7]	0.14%	0.14%	0.14%	0.14%
Net operating expenses*	1.60%	2.15%	2.15%	1.15%
[1]	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
[2]	This sales charge varies depending upon how much you invest. See “How Sales Charges are Calculated.”
[3]	If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans and $500,000 or more for certain individual retirement accounts) of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
[4]	This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See “How Sales Charges are Calculated.”
[5]	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “How Sales Charges are Calculated.”
[6]	If you redeem or exchange shares of the fund after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged generally will be assessed and retained by the fund for the benefit of the remaining shareholders. See “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”
[7]	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the fund through February 28, 2007 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after February 28, 2007. For more information on the Expense Limitation Agreement, see “Management Team — The Manager and the Sub-advisers — Expense Limitation Agreement.”
*	A portion of the brokerage commissions that the fund pays is used to reduce the fund’s expenses. Including this reduction, the Net Operating Expenses for the fund’s Class A, Class B, Class C and Class Y shares for the fiscal year ended October 31, 2005 were 1.59%, 2.14%, 2.14% and 1.14%.

FUND FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect costs of investing in each fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the fund. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$630	$718	$218	$318	$218	$117
3 years	$984	$1,102	$702	$702	$702	$395
5 years	$1,361	$1,412	$1,212	$1,212	$1,212	$694
10 years	$2,418	$2,477	$2,477	$2,615	$2,615	$1,544
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

AXA ENTERPRISE EQUITY INCOME FUND

Manager:	AXA Equitable

Sub-adviser:	Boston Advisors, Inc.

Key Terms

•	Large Cap Companies — Companies with market capitalization in excess of $10 billion.

Investment Goal

Above average and consistent total return through a combination of growth and income investing.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The fund intends to invest primarily in dividend-paying common stocks of U.S. large capitalization companies. Large capitalization companies include those companies with market capitalization in excess of $10 billion at the time of investment. The fund also may invest in equity securities of small- and mid-capitalization companies.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-adviser believes provide opportunities for total return, such as preferred stocks, warrants and securities convertible into common stock.

The sub-adviser focuses primarily on companies that offer the potential for capital appreciation combined with an above market level of dividend income. In choosing investments, the sub-adviser utilizes a process that involves researching and evaluating companies for potential investment. The sub-adviser generally uses the following guidelines in constructing the portfolio: (1) each individual stock holding will pay a dividend at least annually; (2) the overall portfolio yield will be greater than the dividend yield on the S&P 500 Index; and (3) at least 80% of the stocks (measured by net assets) will pay a dividend that exceeds the dividend yield on the S&P 500 Index. The sub-adviser may sell a security for a variety of reasons, such as to invest in a company believed by the sub-adviser to offer superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Large-Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-adviser and its securities selections fail to produce the intended result.

•	Small and Mid-Capitalization Risk — Risk is greater for the securities of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the fund may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Sub-adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and may include the effect of expense limitations that were in place during the periods shown. Since AXA Equitable may add to, dismiss or replace the sub-adviser in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

The fund’s performance shown below is principally the performance of its predecessor registered investment company, the Enterprise Equity Income Fund (the “Enterprise Fund”). On June 3, 2005, the fund merged with the Enterprise Fund, a series of The Enterprise Group of Funds, Inc., which is a separate investment company managed by Enterprise Capital Management, Inc. (“Enterprise Capital”), an affiliate of AXA Equitable, and assumed its operating history and performance record.

Calendar Year Annual Total Returns (Class A)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class A shares. The inception date for the Class A shares of the fund is November 17, 1987. The returns for the fund’s Class B and C shares would be lower than the Class A returns shown in the bar chart because those classes have higher total expenses. In addition, the Class A returns shown in the bar chart do not reflect sales charges, which apply to Class A, B and C shares, but not Class Y shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
16.01% (4th Quarter 2003)	–17.69% (3rd Quarter 2002)

Average Annual Total Returns

for the periods ended December 31, 2005

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the periods shown compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2005)	1 Year	5 Years	10 Years/ Since Inception*
Class A—Return Before Taxes	0.75%	2.45%	7.91%
Return After Taxes on Distributions	–0.71%	1.71%	6.30%
Return After Taxes on Distributions & Sale of Fund Shares	1.87%	1.80%	6.11%
Class B—Return Before Taxes	0.34%	2.53%	7.95%
Return After Taxes on Distributions	–1.00%	1.96%	6.47%
Return After Taxes on Distributions & Sale of Fund Shares	1.70%	1.99%	6.26%
Class C—Return Before Taxes	4.27%	2.90%	6.21%
Return After Taxes on Distributions	2.94%	2.34%	4.86%
Return After Taxes on Distributions & Sale of Fund Shares	4.25%	2.32%	4.78%
Class Y—Return Before Taxes	6.27%	3.92%	5.69%
Return After Taxes on Distributions	4.58%	3.00%	4.31%
Return After Taxes on Distributions & Sale of Fund Shares	5.53%	2.96%	4.31%
Russell 1000 Value Index **	7.05%	5.28%	13.31%
*	The inception date for the Class A shares is November 17, 1987, for the Class B shares is May 1, 1995, for the Class C shares is May 1, 1997 and for the Class Y shares is January 22, 1998.
**	Index returns do not reflect any deductions for fees, expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the section “Description of Benchmarks.”

FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees

(fees paid directly from your investment)

	CLASS A		CLASS B		CLASS C		CLASS Y
Maximum sales charge (load)[1]	4.75%		5.00%		1.00%		None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	[2]	None		None		None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None[3]		5.00%	[4]	1.00%	[5]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[6]	2.00%		2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that are deducted from fund assets, as a percentage of average daily net assets)

	CLASS A	CLASS B	CLASS C	CLASS Y
Management fee	0.73%	0.73%	0.73%	0.73%
Distribution and/or service (12b-1) fees (including a 0.25% service fee)	0.45%	1.00%	1.00%	None
Other expenses	0.53%	0.53%	0.53%	0.53%
Total operating expenses	1.71%	2.26%	2.26%	1.26%
Less fee waiver/expense reimbursement[7]	0.21%	0.21%	0.21%	0.21%
Net operating expenses*	1.50%	2.05%	2.05%	1.05%
[1]	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
[2]	This sales charge varies depending upon how much you invest. See “How Sales Charges are Calculated.”
[3]	If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans and $500,000 or more for certain individual retirement accounts) of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
[4]	This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See “How Sales Charges are Calculated.”
[5]	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “How Sales Charges are Calculated.”
[6]	If you redeem or exchange shares of the fund after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged generally will be assessed and retained by the fund for the benefit of the remaining shareholders. See “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”
[7]	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the fund through February 28, 2007 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after February 28, 2007. For more information on the Expense Limitation Agreement, see “Management Team — The Manager and the Sub-advisers — Expense Limitation Agreement.”
*	A portion of the brokerage commissions that the fund pays is used to reduce the fund’s expenses. Including this reduction, the Net Operating Expenses for the fund’s Class A, Class B, Class C and Class Y shares for the fiscal year ended October 31, 2005 were 1.48%, 2.03%, 2.03% and 1.03%.

FUND FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect costs of investing in each fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the fund. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$620	$708	$208	$308	$208	$107
3 years	$969	$1,086	$686	$686	$686	$379
5 years	$1,340	$1,391	$1,191	$1,191	$1,191	$671
10 years	$2,382	$2,441	$2,441	$2,579	$2,579	$1,504
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

AXA ENTERPRISE MULTI-CAP GROWTH FUND

Manager:	AXA Equitable

Sub-adviser:	Montag & Caldwell, Inc.

Key Terms

•	Core Investing — An investment style that includes both the strategies used when seeking either growth companies (those with strong earnings growth) or value companies (those that may be temporarily out of favor or have earnings or assets not fully reflected in their stock price).

•	Large Cap Companies — For purposes of this fund, companies with market capitalization in excess of $5 billion.

Investment Goal

Capital appreciation.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest primarily in equity securities of U.S. large capitalization companies. For purposes of this fund, large capitalization companies include those companies with market capitalization in excess of $5 billion at the time of investment. The fund also may invest in equity securities of small- and mid-capitalization companies.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-adviser believes provide opportunities for capital appreciation, such as preferred stocks, warrants and securities convertible into common stock.

The sub-adviser utilizes a “growth at a reasonable price” investment approach that combines growth and value style investing. This means that the fund generally invests in the stocks of companies with long-term earnings potential, but which are currently selling at a discount to their estimated long-term value. This approach is generally lower risk than a typical growth stock approach. In choosing investments, the sub-adviser utilizes a process that involves researching and evaluating companies for potential investment. Valuation is the key selection criterion that makes the investment style more risk averse than a typical growth stock approach. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies. The sub-adviser may sell a security for a variety of reasons, such as to invest in a company believed by the sub-adviser to offer superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Large-Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-adviser and its securities selections fail to produce the intended result.

•	Small and Mid-Capitalization Risk — Risk is greater for the securities of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the fund may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Sub-adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

PERFORMANCE INFORMATION

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and may include the effect of expense limitations that were in place during the periods shown. Since AXA Equitable may add to, dismiss or replace the sub-adviser in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

The fund’s performance shown below is principally the performance of its predecessor registered investment company, the Enterprise Multi-Cap Growth Fund (the “Enterprise Fund”). On July 29, 2005, the fund merged with the Enterprise Fund, a series of The Enterprise Group of Funds, Inc., which is a separate investment company managed by Enterprise Capital Management, Inc. (“Enterprise Capital”), an affiliate of AXA Equitable, and assumed its operating history and performance record.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class Y shares. The inception date for the Class Y shares of the fund is July 1, 1999. The returns for the fund’s Class A, B and C shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B and C shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter	Worst quarter
16.76% (2nd Quarter 2003)	–22.48% (4th Quarter 2000)

Average Annual Total Returns

for the periods ended December 31, 2005

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the periods shown compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2005)	1 Year	5 Years	Since Inception(*)
Class A—Return Before Taxes	-0.07%	-5.43%	6.11%
Return After Taxes on Distributions	-0.44%	-5.50%	5.94%
Return After Taxes on Distributions & Sale of Fund Shares	0.39%	-4.54%	5.25%
Class B—Return Before Taxes	-0.74%	-5.41%	6.32%
Return After Taxes on Distributions	-1.08%	-5.47%	6.17%
Return After Taxes on Distributions & Sale of Fund Shares	-0.02%	-4.52%	5.45%
Class C—Return Before Taxes	3.39%	-5.05%	6.30%
Return After Taxes on Distributions	3.05%	-5.11%	6.14%
Return After Taxes on Distributions & Sale of Fund Shares	2.67%	-4.22%	5.43%
Class Y—Return Before Taxes	5.29%	-4.10%	7.35%
Return After Taxes on Distributions	4.73%	-4.21%	7.16%
Return After Taxes on Distributions & Sale of Fund Shares	3.89%	-3.46%	6.34%
Russell 1000 Growth Index(**)	5.26%	-3.58%	-3.76%
*	Inception date for each class of shares is July 1, 1999.
**	Index returns do not reflect any deductions for fees, expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the section “Description of Benchmarks.”

FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)
	CLASS A		CLASS B		CLASS C		CLASS Y
Maximum sales charge (load)[1]	4.75%		5.00%		1.00%		None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	[2]	None		None		None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	[3]	5.00%	[4]	1.00%	[5]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[6]	2.00%		2.00%		2.00%		2.00%

Annual Fund Operating Expenses (expenses that are deducted from fund assets, as a percentage of average daily net assets)
	CLASS A	CLASS B	CLASS C	CLASS Y
Investment Advisory fee	0.73%	0.73%	0.73%	0.73%
Distribution and/or service (12b-1) fees	0.45%	1.00%	1.00%	None
Other expenses	1.03%	1.03%	1.03%	1.03%
Total operating expenses	2.21%	2.76%	2.76%	1.76%
Less fee waiver/expense reimbursement[7]	0.61%	0.61%	0.61%	0.61%
Net operating expenses*	1.60%	2.15%	2.15%	1.15%
[1]	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
[2]	This sales charge varies depending upon how much you invest. See “How Sales Charges are Calculated.”
[3]	If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans and $500,000 or more for certain individual retirement accounts) of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
[4]	This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchases them and will be subject to lower expenses. See “How Sales Charges are Calculated.”
[5]	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “How Sales Charges are Calculated.”
[6]	If you redeem or exchange shares of the fund after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged generally will be assessed and retained by the fund for the benefit of the remaining shareholders. See “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”
[7]	Expenses have been restated to reflect current fee arrangements. Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the fund through February 28, 2007 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after February 28, 2007. For more information on the Expense Limitation Agreement, see “Management Team — The Manager and the Sub-advisers — Expense Limitation Agreement.”
*	A portion of the brokerage commissions that the fund pays is used to reduce the fund’s expenses. Including this reduction, the Net Operating Expenses for the fund’s Class A, Class B, Class C and Class Y shares for the fiscal year ended October 31, 2005 were 1.67%, 2.22%, 2.22% and 1.22%.

FUND FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect costs of investing in each fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the fund. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$630	$718	$218	$318	$218	$117
3 years	$1,078	$1,199	$799	$799	$799	$495
5 years	$1,550	$1,605	$1,405	$1,405	$1,405	$897
10 years	$2,853	$2,913	$2,913	$3,045	$3,045	$2,023
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

AXA ENTERPRISE GROWTH AND INCOME FUND

Manager:	AXA Equitable

Sub-adviser:	UBS Global Asset Management (Americas) Inc.

Key Terms

•	Large Cap Companies — Companies with market capitalization in excess of $10 billion.

Investment Goal

Total return through capital appreciation with income as a secondary consideration.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest primarily in a broadly diversified group of equity securities of U.S. large capitalization companies that offer the opportunity for capital appreciation and, secondarily, income. Large capitalization companies include those companies with market capitalization in excess of $10 billion at the time of investment. The fund also may invest in equity securities of small- and mid-capitalization companies. In seeking income, the fund generally invests in stocks of dividend-paying companies.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-adviser believes provide opportunities for total return, such as preferred stocks, warrants and securities convertible into common stock.

The sub-adviser utilizes an investment style that focuses on identifying discrepancies between a security’s fundamental value (i.e., the sub-adviser’s assessment of what the security is worth) and its market price. In choosing investments, the sub-adviser utilizes a process that involves researching and evaluating companies for potential investment. The sub-adviser estimates the fundamental value of each stock under analysis based on economic, industry and company analysis and a company’s management team, competitive advantage and core competencies. The sub-adviser then compares its assessment of a security’s value against the prevailing market prices, with the aim of constructing a portfolio of stocks with attractive price and value characteristics. The sub-adviser may sell a security for a variety of reasons, such as to invest in a company believed by the sub-adviser to offer superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Large-Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-adviser and its securities selections fail to produce the intended result.

•	Small and Mid-Capitalization Risk — Risk is greater for the securities of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the fund may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Sub-adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and may include the effect of expense limitations that were in place during the periods shown. Since AXA Equitable may add to, dismiss or replace the sub-adviser in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

The fund’s performance shown below is principally the performance of its predecessor registered investment company, the Enterprise Growth and Income Fund (the “Enterprise Fund”). On June 3, 2005, the fund merged with the Enterprise Fund, a series of The Enterprise Group of Funds, Inc., which is a separate investment company managed by Enterprise Capital Management, Inc. (“Enterprise Capital”), an affiliate of AXA Equitable, and assumed its operating history and performance record.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class Y shares. The inception date for the Class Y shares of the fund is May 9, 1991. The returns for the fund’s Class A, B and C shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B and C shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
19.50% (4th Quarter 1998)	–19.21% (3rd Quarter 2002)

Average Annual Total Returns

for the periods ended December 31, 2005

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the periods shown compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2005)	1 Year	5 Years	10 Years/ Since Inception*
Class A—Return Before Taxes	3.48%	-1.45%	4.75%
Return After Taxes on Distributions	3.28%	-1.51%	4.56%
Return After Taxes on Distributions & Sale of Fund Shares	2.26%	-1.26%	4.01%
Class B—Return Before Taxes	3.04%	-1.43%	4.81%
Return After Taxes on Distributions	3.04%	-1.45%	4.65%
Return After Taxes on Distributions & Sale of Fund Shares	1.97%	-1.22%	4.08%
Class C—Return Before Taxes	7.03%	-1.03%	4.80%
Return After Taxes on Distributions	7.03%	-1.05%	4.65%
Return After Taxes on Distributions & Sale of Fund Shares	4.57%	-0.88%	4.08%
Class Y—Return Before Taxes	9.11%	-0.03%	9.56%
Return After Taxes on Distributions	8.73%	-0.15%	9.21%
Return After Taxes on Distributions & Sale of Fund Shares	5.92%	-0.09%	8.29%
Russell 1000 Index **	6.27%	1.07%	11.03%
*	The inception date for the Class A, Class B and Class C shares is July 17, 1997 and for the Class Y shares is May 9, 1991.
**	Index returns do not reflect any deductions for fees, expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the section “Description of Benchmarks.”

FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees

(fees paid directly from your investment)

	CLASS A		CLASS B		CLASS C		CLASS Y
Maximum sales charge (load)[1]	4.75%		5.00%		1.00%		None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	[2]	None		None		None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None[3]		5.00%	[4]	1.00%	[5]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[6]	2.00%		2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that are deducted from fund assets, as a percentage of average daily net assets)

	CLASS A	CLASS B	CLASS C	CLASS Y
Management fee	0.73%	0.73%	0.73%	0.73%
Distribution and/or service (12b-1) fees (including a 0.25% service fee)	0.45%	1.00%	1.00%	None
Other expenses	0.65%	0.65%	0.65%	0.65%
Total operating expenses	1.83%	2.38%	2.38%	1.38%
Less fee waiver/expense reimbursement[7]	0.33%	0.33%	0.33%	0.33%
Net operating expenses*	1.50%	2.05%	2.05%	1.05%
[1]	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
[2]	This sales charge varies depending upon how much you invest. See “How Sales Charges are Calculated.”
[3]	If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans and $500,000 or more for certain individual retirement accounts) of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
[4]	This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchases them and will be subject to lower expenses. See “How Sales Charges are Calculated.”
[5]	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “How Sales Charges are Calculated.”
[6]	If you redeem or exchange shares of the fund after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged generally will be assessed and retained by the fund for the benefit of the remaining shareholders. See “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”
[7]	Pursuant to a contract, the Manager has agreed to make payments or waive its fees management, administrative and other fees to limit the expenses of the fund through February 28, 2007 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after February 28, 2007. For more information on the Expense Limitation Agreement, see “Management Team — The Manager and the Sub-advisers — Expense Limitation Agreement.”
*	A portion of the brokerage commissions that the fund pays is used to reduce the fund’s expenses. Including this reduction, the Net Operating Expenses for the fund’s Class A, Class B, Class C and Class Y shares for the fiscal year ended October 31, 2005 were 1.49%, 2.04%, 2.04% and 1.04%.

FUND FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect costs of investing in each fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the fund. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$620	$708	$208	$308	$208	$107
3 years	$993	$1,111	$711	$711	$711	$404
5 years	$1,389	$1,441	$1,241	$1,241	$1,241	$724
10 years	$2,495	$2,554	$2,554	$2,691	$2,691	$1,629
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

AXA ENTERPRISE INTERNATIONAL GROWTH FUND

Manager:	AXA Equitable

Sub-adviser:	Wentworth, Hauser and Violich, Inc.

Key Terms

•	International Investing — Focuses primarily on companies organized or headquartered outside of the U.S.

Investment Goal

Capital appreciation.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets in the equity securities of foreign companies that the sub-adviser believes are positioned for capital appreciation. Foreign companies include those companies that are organized or headquartered outside of the U.S. Foreign securities include securities issued by companies in countries with either developed or developing economies. The fund does not limit its investments to issuers within a specific market capitalization. The fund generally diversifies its investments among different foreign markets. The fund also may invest in U.S. securities.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-adviser believes provide opportunities for capital appreciation, such as preferred stocks, warrants and securities convertible into common stock.

In choosing investments, the sub-adviser utilizes a top-down sector-oriented approach. The sub-adviser seeks to invest in those companies whose earnings are growing at an above average rate that have strong business models and will benefit from long-term secular trends. The sub-adviser utilizes a bottom-up stock selection process rooted in fundamental research and looks for companies with superior business models. The sub-adviser may sell a security for a variety of reasons, such as to invest in a company believed to offer superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income.

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Foreign Investing and Emerging Markets Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Large-Capitalization Risk — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-adviser and its securities selections fail to produce the intended result.

•	Small and Mid-Capitalization Risk — Risk is greater for the securities of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the fund may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Sub-adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and may include the effect of expense limitations that were in place during the periods shown. Since AXA Equitable may add to, dismiss or replace the sub-adviser in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

The fund’s performance shown below is principally the performance of its predecessor registered investment company, the Enterprise International Growth Fund (the “Enterprise Fund”). On June 3, 2005, the fund merged with the Enterprise Fund, a series of The Enterprise Group of Funds, Inc., which is a separate investment company managed by Enterprise Capital Management, Inc. (“Enterprise Capital”), an affiliate of AXA Equitable, and assumed its operating history and performance record.

Calendar Year Annual Total Returns (Class A)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class A shares. The inception date for the Class A shares of the fund is November 17, 1987. The returns for the fund’s Class B and C shares would be lower than the Class A returns shown in the bar chart because those classes have higher total expenses. In addition, the Class A returns shown in the bar chart do not reflect sales charges, which apply to Class A, B and C shares, but not to Class Y shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
31.07% (4th Quarter 1999)	–27.75% (3rd Quarter 2002)

Average Annual Total Returns

for the periods ended December 31, 2005

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the periods shown compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2005)	1 Year	5 Years	10 Years/ Since Inception*
Class A—Return Before Taxes	12.97%	–2.91%	2.67%
Return After Taxes on Distributions	12.81%	–2.94%	1.82%
Return After Taxes on Distributions & Sale of Fund Shares	8.43%	–2.47%	1.89%
Class B—Return Before Taxes	13.06%	–2.95%	2.65%
Return After Taxes on Distributions	13.06%	–2.96%	1.83%
Return After Taxes on Distributions & Sale of Fund Shares	8.49%	–2.49%	1.90%
Class C—Return Before Taxes	17.01%	–2.60%	1.37%
Return After Taxes on Distributions	17.01%	–2.61%	0.66%
Return After Taxes on Distributions & Sale of Fund Shares	11.06%	–2.20%	0.88%
Class Y—Return Before Taxes	19.11%	–1.59%	3.57%
Return After Taxes on Distributions	18.76%	–1.65%	2.63%
Return After Taxes on Distributions & Sale of Fund Shares	12.42%	–1.38%	2.62%
MSCI EAFE Index **	13.54%	4.55%	6.42%
*	The inception date for the Class A shares is November 17, 1987, for the Class B shares is May 1, 1995, for the Class C shares is May 1, 1997 and for the Class Y shares is July 5, 1995.
**	Index returns do not reflect any deductions for fees, expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the section “Description of Benchmarks.”

FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees

(fees paid directly from your investment)

	CLASS A		CLASS B		CLASS C		CLASS Y
Maximum sales charge (load)[1]	4.75%		5.00%		1.00%		None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	[2]	None		None		None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	[3]	5.00%	[4]	1.00%	[5]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[6]	2.00%		2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that are deducted from fund assets, as a percentage of average daily net assets)

	CLASS A	CLASS B	CLASS C	CLASS Y
Management fee	0.83%	0.83%	0.83%	0.83%
Distribution and/or service (12b-1) fees (including a 0.25% service fee)	0.45%	1.00%	1.00%	None
Other expenses	0.91%	0.91%	0.91%	0.91%
Total operating expenses	2.19%	2.74%	2.74%	1.74%
Less fee waiver/expense reimbursement[7]	0.34%	0.34%	0.34%	0.34%
Net operating expenses*	1.85%	2.40%	2.40%	1.40%
[1]	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
[2]	This sales charge varies depending upon how much you invest. See “How Sales Charges are Calculated.”
[3]	If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans and $500,000 or more for certain individual retirement accounts) of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
[4]	This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after then end of the calendar month in which you purchased them and will be subject to lower expenses. See “How Sales Charges are Calculated.”
[5]	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “How Sales Charges are Calculated.”
[6]	If you redeem or exchange shares of the fund after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged generally will be assessed and retained by the fund for the benefit of the remaining shareholders. See “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”
[7]	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the fund through February 28, 2007 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after February 28, 2007. For more information on the Expense Limitation Agreement, see “Management Team — The Manager and the Sub-advisers — Expense Limitation Agreement.”
*	A portion of the brokerage commissions that the fund pays is used to reduce the fund’s expenses. Including this reduction, the Net Operating Expenses for the fund’s Class A, Class B, Class C and Class Y shares for the fiscal year ended October 31, 2005 were 1.74%, 2.29%, 2.29% and 1.29%.

FUND FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect costs of investing in each fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the fund. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$654	$743	$243	$343	$243	$143
3 years	$1,097	$1,218	$818	$818	$818	$515
5 years	$1,564	$1,619	$1,419	$1,419	$1,419	$912
10 years	$2,854	$2,914	$2,914	$3,046	$3,046	$2,024
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

AXA ENTERPRISE GLOBAL FINANCIAL SERVICES FUND

Manager:	AXA Equitable

Sub-adviser:	Alliance Capital Management L.P.

Key Terms

•	Sector Fund — A fund that invests in only a subset of the overall market, in this case the Financial Services Sector.

Investment Goal

Capital appreciation.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of domestic and foreign financial services companies. The fund generally considers a financial services company to be a firm that in its most recent fiscal year either (i) derived at least 50% of its revenues or earnings from financial services activities, or (ii) devoted at least 50% of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate financing firms; leasing firms; credit card companies; government sponsored financial enterprises; investment companies; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line property and casualty, life insurance companies and insurance holding companies.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-adviser believes provide opportunities for capital appreciation, such as warrants and securities convertible into common stock. Under normal circumstances, the fund will invest a significant portion of its assets in the securities of companies located outside the U.S., including securities of companies in emerging markets. The fund may invest in companies of any size.

The sub-adviser utilizes an investment approach that combines fundamental and quantitative research to identify securities of financial services companies that are attractively priced relative to their expected returns. In choosing investments, the sub-adviser utilizes a process that involves researching and evaluating companies for potential investment. The sub-adviser employs a long-term approach to forecasting the earnings and growth potential of companies and attempts to construct a global portfolio that will produce maximum returns at a given risk level. The sub-adviser may sell a security for a variety of reasons, such as to invest in a company believed by the sub-adviser to offer superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income.

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Financial Services Sector Risk — The value of the fund’s shares is particularly vulnerable to factors affecting the financial services sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of the fund’s shares could experience significantly greater volatility than funds investing in a diversified portfolio of securities.

•	Foreign Investing and Emerging Markets Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-adviser and its securities selections fail to produce the intended result.

•	Small and Mid-Capitalization Risk — Risk is greater for the securities of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the fund may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Sub-adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and may include the effect of expense limitations that were in place during the periods shown. Since AXA Equitable may add to, dismiss or replace the sub-adviser in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

The fund’s performance shown below is principally the performance of its predecessor registered investment company, the Enterprise Global Financial Services Fund (the “Enterprise Fund”). On June 3, 2005, the fund merged with the Enterprise Fund, a series of The Enterprise Group of Funds, Inc., which is a separate investment company managed by Enterprise Capital Management, Inc. (“Enterprise Capital”), an affiliate of AXA Equitable, and assumed its operating history and performance record.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class Y shares. The inception date for the Class Y shares of the fund is October 1, 1998. The returns for the fund’s Class A, B and C shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B and C shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
24.43% (2nd Quarter 2003)	–23.67% (3rd Quarter 2002)

Average Annual Total Returns

for the periods ended December 31, 2005

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the periods shown compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2005)	1 Year	5 Years	Since Inception*
Class A—Return Before Taxes	7.79%	8.31%	10.69%
Return After Taxes on Distributions	6.35%	7.11%	9.55%
Return After Taxes on Distributions & Sale of Fund Shares	6.26%	6.59%	8.78%
Class B—Return Before Taxes	7.42%	8.50%	10.81%
Return After Taxes on Distributions	6.13%	7.49%	9.85%
Return After Taxes on Distributions & Sale of Fund Shares	6.09%	6.89%	9.02%
Class C—Return Before Taxes	11.46%	8.79%	10.82%
Return After Taxes on Distributions	10.16%	7.77%	9.85%
Return After Taxes on Distributions & Sale of Fund Shares	8.72%	7.14%	9.02%
Class Y—Return Before Taxes	13.58%	9.87%	11.93%
Return After Taxes on Distributions	11.89%	8.47%	10.62%
Return After Taxes on Distributions & Sale of Fund Shares	10.08%	7.83%	9.78%
MSCI World Financial Services Index **	11.36%	4.76%	N/A
*	The inception date for each class of shares is October 1, 1998.
**	Index returns do not reflect any deductions for fees, expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the section “Description of Benchmarks.”

FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees

(fees paid directly from your investment)

	CLASS A		CLASS B		CLASS C		CLASS Y
Maximum sales charge (load)[1]	4.75%		5.00%		1.00%		None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	[2]	None		None		None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	[3]	5.00%	[4]	1.00%	[5]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[6]	2.00%		2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that are deducted from fund assets, as a percentage of average daily net assets)

	CLASS A	CLASS B	CLASS C	CLASS Y
Management fee	0.83%	0.83%	0.83%	0.83%
Distribution and/or service (12b-1) fees (including a 0.25% service fee)	0.45%	1.00%	1.00%	None
Other expenses	0.92%	0.92%	0.92%	0.92%
Total operating expenses	2.20%	2.75%	2.75%	1.75%
Less fee waiver/expense reimbursement[7]	0.45%	0.45%	0.45%	0.45%
Net operating expenses*	1.75%	2.30%	2.30%	1.30%
[1]	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
[2]	This sales charge varies depending upon how much you invest. See “How Sales Charges are Calculated.”
[3]	If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans and $500,000 or more for certain individual retirement accounts) of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
[4]	This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See “How Sales Charges are Calculated.”
[5]	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “How Sales Charges are Calculated.”
[6]	If you redeem or exchange shares of the fund after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged generally will be assessed and retained by the fund for the benefit of the remaining shareholders. See “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”
[7]	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the fund through February 28, 2007 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after February 28, 2007. For more information on the Expense Limitation Agreement, see “Management Team — The Manager and the Sub-advisers — Expense Limitation Agreement.”
*	A portion of the brokerage commissions that the fund pays is used to reduce the fund’s expenses. Including this reduction, the Net Operating Expenses for the fund’s Class A, Class B, Class C and Class Y shares for the fiscal year ended October 31, 2005 were 1.74%, 2.29%, 2.29% and 1.29%.

FUND FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect costs of investing in each fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the fund. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$644	$733	$233	$333	$233	$132
3 years	$1,089	$1,211	$811	$811	$811	$507
5 years	$1,560	$1,615	$1,415	$1,415	$1,415	$907
10 years	$2,855	$2,915	$2,915	$3,047	$3,047	$2,025
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

AXA ENTERPRISE GLOBAL SOCIALLY RESPONSIVE FUND

Manager:	AXA Equitable

Sub-adviser:	Rockefeller & Co., Inc.

Key Terms

•	Sector Fund — A fund that invests in only a subset of the overall market, in this case the Socially Responsive Sector.

Investment Goal

Total return.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest primarily in equity securities of companies that the sub-adviser believes are socially responsive and which are located in countries that are included in the MSCI World Index, including the U.S., Canada and Australia, and certain developed markets located in Europe and the Far East. The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-adviser believes provide opportunities for total return, such as preferred stocks, warrants and securities convertible into common stock. The fund may invest in companies of any size. Under normal circumstances, the fund will invest a significant portion of its assets in the securities of companies located outside the U.S. including securities of companies in emerging markets.

The term “responsive” is used to distinguish between absolute and relative standards of corporate social responsibility. The sub-adviser believes that no company is perfect on any of the relevant social criteria, but looks for companies that demonstrate a commitment to progress. To find companies that are socially responsive, the sub-adviser actively looks for companies that are demonstrating leadership in one or more of the following areas: human rights, public health, products, services and marketing, workplace environment, environmental stewardship and community. These companies also may show a commitment to improving the quality of communication to shareholders and stakeholders and to developing solution-oriented policies and practices. Like other socially responsive investment vehicles, the fund does not invest in companies that, in the sub-adviser’s opinion, are known to ignore human rights issues, violate environmental laws and regulations, have significant and continuing records of discrimination or unfair labor practices, or companies that have a history of poor governance. The fund also does not invest in companies that derive more than 2% of their revenue from alcohol, tobacco, gambling, weapons or weapons systems. The fund avoids companies that produce, own or operate nuclear power plants, and companies that, in the sub-adviser’s opinion, conduct unnecessary product testing on animals for personal care products or that do not subscribe to and rigorously enforce appropriate care standards for legally required animal testing. The sub-adviser believes that good corporate citizenship has the potential to create good investment opportunities; wherever possible, the fund seeks to invest in companies that the sub-adviser believes derive a competitive advantage from the socially responsive products, policies and practices developed by such companies.

The fund actively looks for companies that are developing solutions to significant social problems. The sub-adviser evaluates companies for their criteria in the following areas:

•	Human Rights — companies’ policies toward matters of justice and equity and a living wage and toward operating in countries with oppressive regimes.

•	Public Health — ways in which corporate behavior affects the health of workers, customers and members of local communities whether through the quality of products, workplace conditions, environmental management, marketing practices or otherwise.

•	Products and Marketing — product quality and customer service as well as the practice of marketing responsibly as to matters such as the environment and the welfare of minors. The sub-adviser places heavy emphasis on the development of innovative products addressed to solving important social and environmental problems.

•	Workplace Environment — the degree to which human resources and other policies are supportive of workers and their families. The sub-adviser looks for leadership in providing equal opportunity on a non-discriminatory basis, in responding to the changing needs of working families, and in providing continual training and opportunities for upgrading skills.

•

Environmental Stewardship — the practices of companies relating to environmental impact, including the elimination of waste, especially toxic waste, recycling, especially in taking responsibility for a product and its packaging, the sustainable use of natural resources and respect for such values as biodiversity and scenic beauty.

•	Community — ways in which companies use their influence to support and sustain the communities in which they operate. Respect for local culture, including the rights of indigenous people.

These criteria represent standards that very few companies can satisfy. The sub-adviser will use subjective judgment in evaluating companies in the context of these criteria. The sub-adviser does not expect perfection but seeks companies with an understanding of their role as part of the communities in which they operate, and a respect for the interests of all their stakeholders. The sub-adviser believes that good corporate citizenship is an evolving process which it seeks to encourage. These criteria may be changed by the fund’s board of trustees without shareholder approval. In some cases, the fund may invest in a company that does not satisfy these social criteria if the sub-adviser believes that the company is developing solutions to social problems. For example, the fund may invest in the securities of a company that is known to pollute the environment if the sub-adviser believes the company’s management is putting in place a credible and innovative program to reduce or eliminate dangerous emissions.

The sub-adviser uses an investment approach that seeks to combine social criteria with the investment management criteria of potentially high return on investment capital, strong quality of management, sound financial resources and good overall business prospects. In choosing investments, the sub-adviser utilizes a process that involves researching and evaluating companies for potential investment. The sub-adviser uses its own valuation models to determine fair value and looks for securities that are selling at discounts to their fair value, independent of region or style bias. The sub-adviser will select growth and/or value stocks depending on their relative attractiveness. The sub-adviser may sell a security for a variety of reasons, such as to invest in a company believed to offer superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income.

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Socially Responsible Sector Risk — The fund may be restricted by its focus on socially responsive investing and therefore, the investments that the sub-adviser selects may underperform other investments or the stock markets generally.

•	Foreign Investing and Emerging Markets Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-adviser and its securities selections fail to produce the intended result.

•	Small and Mid-Capitalization Risk — Risk is greater for the securities of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the fund may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Sub-adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and may include the effect of expense limitations that were in place during the periods shown. Since AXA Equitable may add to, dismiss or replace the sub-adviser in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

The fund’s performance shown below is principally the performance of its predecessor registered investment company, the Enterprise Global Socially Responsive Fund (the “Enterprise Fund”). On June 3, 2005, the fund merged with the Enterprise Fund, a series of The Enterprise Group of Funds, Inc., which is a separate investment company managed by Enterprise Capital Management, Inc. (“Enterprise Capital”), an affiliate of AXA Equitable, and assumed its operating history and performance record.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class Y shares. The inception date for the Class Y shares of the fund is September 29, 2000. The returns for the fund’s Class A, B and C shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B and C shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
14.18% (4th Quarter 2003)	–17.22% (3rd Quarter 2002)

Average Annual Total Returns

for the periods ended December 31, 2005

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the periods shown compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2005)	1 Year	5 Years	Since Inception*
Class A—Return Before Taxes	0.86%	0.78%	0.26%
Return After Taxes on Distributions	0.86%	0.75%	0.23%
Return After Taxes on Distributions & Sale of Fund Shares	0.56%	0.64%	0.20%
Class B—Return Before Taxes	0.41%	0.82%	0.45%
Return After Taxes on Distributions	0.41%	0.80%	0.44%
Return After Taxes on Distributions & Sale of Fund Shares	0.27%	0.69%	0.38%
Class C—Return Before Taxes	4.31%	1.18%	0.62%
Return After Taxes on Distributions	4.31%	1.17%	0.61%
Return After Taxes on Distributions & Sale of Fund Shares	2.80%	1.00%	0.52%
Class Y—Return Before Taxes	6.40%	2.24%	1.66%
Return After Taxes on Distributions	6.40%	2.18%	1.60%
Return After Taxes on Distributions & Sale of Fund Shares	4.16%	1.88%	1.38%
MSCI World Index **	9.49%	2.18%	0.84%
*	The inception date for each class of shares is September 29, 2000.
**	Index returns do not reflect any deductions for fees, expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the section “Description of Benchmarks.”

FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees

(fees paid directly from your investment)

	CLASS A		CLASS B		CLASS C		CLASS Y
Maximum sales charge (load)[1]	4.75%		5.00%		1.00%		None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	[2]	None		None		None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	[3]	5.00%	[4]	1.00%	[5]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[6]	2.00%		2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that are deducted from fund assets, as a percentage of average daily net assets)

	CLASS A	CLASS B	CLASS C	CLASS Y
Management fee	0.88%	0.88%	0.88%	0.88%
Distribution and/or service (12b-1) fees (including a 0.25% service fee)	0.45%	1.00%	1.00%	None
Other expenses	1.42%	1.42%	1.42%	1.42%
Total operating expenses	2.75%	3.30%	3.30%	2.30%
Less fee waiver/expense reimbursement[7]	1.00%	1.00%	1.00%	1.00%
Net operating expenses*	1.75%	2.30%	2.30%	1.30%
[1]	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
[2]	This sales charge varies depending upon how much you invest. See “How Sales Charges are Calculated.”
[3]	If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans and $500,000 or more for certain individual retirement accounts) of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
[4]	This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See “How Sales Charges are Calculated.”
[5]	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “How Sales Charges are Calculated.”
[6]	If you redeem or exchange shares of the fund after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged generally will be assessed and retained by the fund for the benefit of the remaining shareholders. See “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”
[7]	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the fund through February 28, 2007 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after February 28, 2007. For more information on the Expense Limitation Agreement, see “Management Team — The Manager and the Sub-advisers — Expense Limitation Agreement.”
*	A portion of the brokerage commissions that the fund pays is used to reduce the fund’s expenses. Including this reduction, the Net Operating Expenses for the fund’s Class A, Class B, Class C and Class Y shares for the fiscal year ended October 31, 2005 were 1.74%, 2.29%, 2.29% and 1.29%.

FUND FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect costs of investing in each fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the fund. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$644	$733	$233	$333	$233	$132
3 years	$1,198	$1,322	$922	$922	$922	$622
5 years	$1,776	$1,836	$1,636	$1,636	$1,636	$1,139
10 years	$3,339	$3,401	$3,401	$3,527	$3,527	$2,558
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

AXA ENTERPRISE MERGERS AND ACQUISITIONS FUND

Manager:	AXA Equitable

Sub-adviser:	GAMCO Asset Management Inc.

Key Terms

•	Sector Fund — A fund that invests in only a subset of the overall market, in this case the Mergers and Acquisitions Sector.

Investment Goal

Capital appreciation.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest primarily in equity securities of companies believed by the sub-adviser to be likely acquisition targets within 12 to 18 months. The fund also may engage in arbitrage transactions by investing in the equity securities of companies that are involved in publicly announced mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations and other corporate reorganizations. When a company agrees to be acquired by another company, its stock price often quickly rises to just below the stated acquisition price. If the sub-adviser determines that the acquisition is likely to be consummated on schedule at the stated acquisition price, then the fund may purchase the selling company’s securities, offering the fund the possibility of returns in excess of the return on cash equivalents with a limited risk of excessive loss of capital. At times, the stock of the acquiring company also may be purchased or sold short. The fund may hold a significant portion of its assets in cash in anticipation of arbitrage opportunities. The fund may invest in companies of any size and from time to time may invest primarily in companies with large, medium or small market capitalizations. The fund generally invests in securities of U.S. companies, but also may invest a significant portion of its assets in foreign securities. The fund may engage in various portfolio strategies, including using derivatives, to enhance potential gain.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-adviser believes provide opportunities for capital appreciation, such as preferred stocks, warrants and securities convertible into common stock. It is expected that the fund will engage in active or frequent trading of portfolio securities to achieve its investment objective. In this connection, it is expected that the fund will have a portfolio turnover rate of 150% or more.

In choosing investments, the sub-adviser searches for the best values on securities that meet the fund’s investment and return requirements, such as the potential for an event or catalyst to occur that enhances a company’s underlying value. The sub-adviser may sell a security for a variety of reasons, such as when the security is selling in the public market at or near the sub-adviser’s estimate of its private market value or if the catalyst expected to happen fails to materialize.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•

Derivatives Risk — A fund’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a fund’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that fund uses a derivative security for purposes other than as a hedge, that fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•	Foreign Investing and Emerging Markets Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Small and Mid-Capitalization Risk — Risk is greater for the securities of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the fund may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Non-Diversification Risk — As a non-diversified mutual fund, more of the fund’s assets may be focused in the common stocks of a small number of issuers, which may make the value of the fund’s shares more sensitive to changes in the market value of a single issuer or industry than shares of a diversified mutual fund.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-adviser and its securities selections fail to produce the intended result.

•	Portfolio Turnover Risk — High portfolio turnover may result in increased transaction costs to a fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gain, which can create adverse tax results on shareholders when distributed to them, or loss given the frequency of sales, any such net gain may be short-term capital gain. Unlike long-term capital gain, short-term capital gain is taxable to individuals at the same rates as ordinary income.

•	Sub-adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The Fund had no operations during the calendar year ended December 31, 2005, therefore no performance information is available.

FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees

(fees paid directly from your investment)

	CLASS A		CLASS B		CLASS C		CLASS Y
Maximum sales charge (load)[1]	4.75%		5.00%		1.00%		None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	[2]	None		None		None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	[3]	5.00%	[4]	1.00%	[5]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[6]	2.00%		2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that are deducted from fund assets, as a percentage of average daily net assets)

	CLASS A	CLASS B	CLASS C	CLASS Y
Management fee	0.88%	0.88%	0.88%	0.88%
Distribution and/or service (12b-1) fees (including a 0.25% service fee)	0.45%	1.00%	1.00%	None
Other expenses (estimated)	0.38%	0.38%	0.38%	0.38%
Total operating expenses	1.71%	2.26%	2.26%	1.26%
Less fee waiver/expense reimbursement[7]	0.00%	0.00%	0.00%	0.00%
Net operating expenses*	1.71%	2.26%	2.26%	1.26%
[1]	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
[2]	This sales charge varies depending upon how much you invest. See “How Sales Charges are Calculated.”
[3]	If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans and $500,000 or more for certain individual retirement accounts) of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
[4]	This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchase them and will be subject to lower expenses. See “How Sales Charges are Calculated.”
[5]	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “How Sales Charges are Calculated.”
[6]	If you redeem or exchange shares of the fund after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged generally will be assessed and retained by the fund for the benefit of the remaining shareholders. See “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”
[7]	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the fund through February 28, 2007 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 1.90% for Class A shares, 2.45% for Class B and Class C shares and 1.45% for Class Y shares. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after February 28, 2007. For more information on the Expense Limitation Agreement, see “Management Team — The Manager and the Sub-advisers — Expense Limitation Agreement.”
*	A portion of the brokerage commissions that the fund pays can be used to reduce the fund’s expenses.

FUND FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect costs of investing in each fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the fund. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$641	$729	$229	$329	$229	$128
3 years	$988	$1,106	$706	$706	$706	$400
5 years	$1,359	$1,410	$1,210	$1,210	$1,210	$692
10 years	$2,398	$2,457	$2,457	$2,595	$2,595	$1,523
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

AXA ENTERPRISE GOVERNMENT SECURITIES FUND

Manager:	AXA Equitable

Sub-adviser:	TCW Investment Management Company

Key Terms

•	U.S. Government Securities — Securities that are obligations of the U.S. Government, its agencies or instrumentalities.

Investment Goal

Current income and safety of principal.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities that are obligations of the U.S. Government, its agencies or instrumentalities. Securities issued by the U.S. Government include securities issued by the U.S. Treasury, such as treasury bills, treasury notes and treasury bonds. Securities issued by agencies or instrumentalities of the U.S. Government include those issued by the Government National Mortgage Association (“GNMA Certificates”), Fannie Mae and Freddie Mac.

Securities issued by agencies or instrumentalities may or may not be backed by the full faith and credit of the United States. GNMA securities and securities such as collateralized mortgage obligations (“CMOs”) collateralized by GNMA, Fannie Mae and Freddie Mac securities are examples of full faith and credit securities, which means that the payment of principal and interest is guaranteed, but yield and market value are not. Securities issued by agencies or instrumentalities that may be chartered or sponsored by Acts of Congress, but are not backed by the full faith and credit of the United States, include Fannie Mae and Freddie Mac. Such securities are supported by the ability to borrow from the U.S. Treasury.

The fund may invest primarily in GNMA, Fannie Mae, Freddie Mac securities and CMOs collateralized by GNMA, Fannie Mae and Freddie Mac securities. The fund may concentrate from time to time in different U.S. Government securities in order to obtain the highest available level of current income and safety of principal.

The sub-adviser may invest the fund’s assets in securities of any maturity and actively manages the fund’s duration based on the sub-adviser’s view of the market and interest rates. The sub-adviser seeks to maintain a duration within 1.5 years of that of the Lehman Brothers U.S. Treasury Index, which had a duration of approximately 5.17 years as of December 31, 2005. Duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while bonds with a high (long) duration are more sensitive.

In choosing investments, the sub-adviser searches for securities that provide the greatest amount of cash flow and total return potential at the least cost. The sub-adviser takes into account prepayment risk, average life variability and the potential for enhanced total return across varying interest rate and prepayment scenarios. The sub-adviser may sell a security for a variety of reasons, such as to invest in a security that can maintain or improve cash flow at a lower cost.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

•

Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage- related securities may exhibit additional volatility. This is known as extension risk. The early retirement of particular classes or series of a CMO held by a fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-adviser and its securities selections fail to produce the intended result.

•	Sub-adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and may include the effect of expense limitations that were in place during the periods shown. Since AXA Equitable may add to, dismiss or replace the sub-adviser in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

The fund’s performance shown below is principally the performance of its predecessor registered investment company, the Enterprise Government Securities Fund (the “Enterprise Fund”). On June 3, 2005, the fund merged with the Enterprise Fund, a series of The Enterprise Group of Funds, Inc., which is a separate investment company managed by Enterprise Capital Management, Inc. (“Enterprise Capital”), an affiliate of AXA Equitable, and assumed its operating history and performance record.

Calendar Year Annual Total Returns (Class A)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class A shares. The inception date for the Class A shares of the fund is November 17, 1987. The returns for the fund’s Class B and C shares would be lower than the Class A returns shown in the bar chart because those classes have higher total expenses. In addition, the Class A returns shown in the bar chart do not reflect sales charges, which apply to Class A, B and C shares, but not Class Y shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
4.71% (3rd Quarter 2001)	–2.03% (2nd Quarter 2004)

Average Annual Total Returns

for the periods ended December 31, 2005

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the periods shown compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2005)	1 Year	5 Years	10 Years/ Since Inception*
Class A—Return Before Taxes	–2.87%	3.86%	5.17%
Return After Taxes on Distributions	–4.14%	2.29%	3.18%
Return After Taxes on Distributions & Sale of Fund Shares	–1.87%	2.35%	3.16%
Class B—Return Before Taxes	–3.66%	3.91%	5.20%
Return After Taxes on Distributions	–4.80%	2.52%	3.38%
Return After Taxes on Distributions & Sale of Fund Shares	–2.38%	2.50%	3.32%
Class C—Return Before Taxes	0.34%	4.25%	5.17%
Return After Taxes on Distributions	–0.80%	2.88%	3.48%
Return After Taxes on Distributions & Sale of Fund Shares	0.22%	2.81%	3.38%
Class Y—Return Before Taxes	2.33%	5.31%	5.91%
Return After Taxes on Distributions	0.83%	3.55%	3.84%
Return After Taxes on Distributions & Sale of Fund Shares	1.51%	3.48%	3.77%
Lehman Brothers Intermediate Government Bond Index**	1.68%	4.82%	6.93%
*	The inception date for the Class A shares is November 17, 1987, for the Class B shares is May 1, 1995, for the Class C shares is May 1, 1997 and for the Class Y shares is July 17, 1997.
**	Index returns do not reflect any deductions for fees, expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the section “Description of Benchmarks.”

FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees

(fees paid directly from your investment)

	CLASS A		CLASS B		CLASS C		CLASS Y
Maximum sales charge (load)[1]	4.75%		5.00%		1.00%		None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	[2]	None		None		None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	[3]	5.00%	[4]	1.00%	[5]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[6]	2.00%		2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that are deducted from fund assets, as a percentage of average daily net assets)

	CLASS A	CLASS B	CLASS C	CLASS Y
Management fee	0.58%	0.58%	0.58%	0.58%
Distribution and/or service (12b-1) fees (including a 0.25% service fee)	0.45%	1.00%	1.00%	None
Other expenses	0.61%	0.61%	0.61%	0.61%
Total operating expenses	1.64%	2.19%	2.19%	1.19%
Less fee waiver/expense reimbursement[7]	0.39%	0.39%	0.39%	0.39%
Net operating expenses	1.25%	1.80%	1.80%	0.80%
[1]	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
[2]	This sales charge varies depending upon how much you invest. See “How Sales Charges are Calculated.”
[3]	If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans and $500,000 or more for certain individual retirement accounts) of Class A shares at net asset and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
[4]	This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See “How Sales Charges are Calculated.”
[5]	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “How Sales Charges are Calculated.”
[6]	If you redeem or exchange shares of the fund after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged generally will be assessed and retained by the fund for the benefit of the remaining shareholders. See “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”
[7]	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the fund through February 28, 2007 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after February 28, 2007. For more information on the Expense Limitation Agreement, see “Management Team — The Manager and the Sub-advisers — Expense Limitation Agreement.”

FUND FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect costs of investing in each fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the fund. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$596	$683	$183	$283	$183	$82
3 years	$931	$1,048	$648	$648	$648	$339
5 years	$1,289	$1,339	$1,139	$1,139	$1,139	$617
10 years	$2,295	$2,354	$2,354	$2,493	$2,493	$1,409
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

AXA ENTERPRISE HIGH-YIELD BOND FUND

Manager:	AXA Equitable

Sub-adviser:	Caywood-Scholl Capital Management

Key Terms

•	Below Investment Grade Bonds — Bonds rated Ba or lower by Moody’s Investors Service, Inc. or BB or lower by Standard & Poor’s Corporation and pay a higher yield to compensate for their greater risk.

Investment Goal

Maximum current income.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in bonds that are rated below investment grade. The fund generally invests in high-yield, income producing US corporate bonds that are rated at the time of purchase B3 to Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) or B- to BB+ by Standard & Poor’s Corporation (“S&P”) or determined by the sub-adviser to be of comparable quality, which are commonly known as “junk bonds.”

The fund generally does not purchase bonds in the lowest ratings categories (rated Ca or lower by Moody’s or CC or lower by S&P or which, if unrated, in the judgment of the sub-adviser have characteristics of such lower-grade bonds). If an investment is downgraded to Ca or lower or CC or lower after its purchase by the fund, the sub-adviser has the discretion to hold or liquidate the security. Subject to these restrictions, under normal circumstances, up to 20% of the fund’s assets may include: (1) bonds rated Caa by Moody’s or CCC by S&P; (2) unrated debt securities which, in the judgment of the sub-adviser, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income-producing cash equivalents.

The sub-adviser may invest the fund’s assets in securities of any maturity and actively manages the fund’s duration based on the sub-adviser’s view of the market and interest rates. The sub-adviser is not required to maintain the fund’s duration within any particular range. Duration is a measure of the expected change in value from changes in interest rates. Typically, a bond with a low (short) duration means that its value is less sensitive to interest rate changes, while bonds with a high (long) duration are more sensitive.

The sub-adviser applies a rigorous research process before selecting bonds for investment. The investment process begins by analyzing the economic environment and interest rate trends to identify favorably situated industries. Those companies that, in the sub-adviser’s opinion, can benefit from an improved industry outlook are emphasized and those with unfavorable industry trends are avoided, with a preference to invest in economically non-cyclical industries.

Once industry preferences are determined, the sub-adviser’s analysts perform extensive credit research on their universe of higher quality high yield bonds. Every bond the fund owns or that the sub-adviser is considering for purchase is thoroughly analyzed in a detailed research report (updated quarterly) which addresses both qualitative and quantitative issues affecting the bond’s credit worthiness. The sub-adviser’s analysts utilize proprietary tools to decipher which securities have the best “relative value.” Bonds selected for inclusion in the fund are continually monitored to assure they meet the sub-adviser’s demanding standards. The sub-adviser may sell a security for a variety of reasons, such as to invest in a company believed to offer superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•

Credit/Default Risk — The risk that the issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Securities rated below investment grade may involve a substantial risk of default. For more information see “Credit Quality Risk” in “More About Investment Strategies & Risks.”

•	Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income.

•	Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A fund’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a fund’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that fund uses a derivative security for purposes other than as a hedge, that fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Foreign Investing and Emerging Markets Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a fund.

•	Below Investment Grade Securities Risk — Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities. For more information, see “Below Investment Grade Securities Risk” in “More About Strategies & Risks.”

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-adviser and its securities selections fail to produce the intended result.

•	Sub-adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and may include the effect of expense limitations that were in place during the periods shown. Since AXA Equitable may add to, dismiss or replace the sub-adviser in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

The fund’s performance shown below is principally the performance of its predecessor registered investment company, the Enterprise High-Yield Bond Fund (the “Enterprise Fund”). On July 29, 2005, the fund merged with the Enterprise Fund, a series of The Enterprise Group of Funds, Inc., which is a separate investment company managed by Enterprise Capital Management, Inc. (“Enterprise Capital”), an affiliate of AXA Equitable, and assumed its operating history and performance record.

Calendar Year Annual Total Returns (Class A)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class A shares. The inception date for the Class A shares of the fund is November 17, 1987. The returns for the fund’s Class B and C shares would be lower than the Class A returns shown in the bar chart because those classes have higher total expenses. In addition, the Class A returns shown in the bar chart do not reflect sales charges, which apply to Class A, B and C shares, but not Class Y shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
6.90% (2nd Quarter 2003)	–5.83% (3rd Quarter 1998)

Average Annual Total Returns

for the periods ended December 31, 2005

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the periods shown compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2005)	1 Year	5 Years	10 Years/ Since Inception*
Class A—Return Before Taxes	–2.67%	6.01%	5.81%
Return After Taxes on Distributions	–4.84%	3.27%	2.69%
Return After Taxes on Distributions & Sale of Fund Shares	–1.76%	3.43%	2.97%
Class B—Return Before Taxes	–3.05%	6.16%	5.85%
Return After Taxes on Distributions	–5.13%	3.58%	2.90%
Return After Taxes on Distributions & Sale of Fund Shares	–2.00%	3.67%	3.13%
Class C—Return Before Taxes	0.69%	6.44%	5.05%
Return After Taxes on Distributions	–1.40%	3.90%	2.20%
Return After Taxes on Distributions & Sale of Fund Shares	0.43%	3.94%	2.51%
Class Y—Return Before Taxes	2.65%	7.55%	5.57%
Return After Taxes on Distributions	0.21%	4.60%	2.33%
Return After Taxes on Distributions & Sale of Fund Shares	1.70%	4.64%	2.68%
Merrill Lynch High Yield Master Cash Pay Index**	2.83%	8.76%	9.17%
*	The inception date for the Class A shares is November 17, 1987, for the Class B shares is May 1, 1995, for the Class C shares is May 1, 1997 and for the Class Y shares is July 25, 1997.
**	Index returns do not reflect any deductions for fees, expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the section “Description of Benchmarks.”

FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees

(fees paid directly from your investment)

	CLASS A		CLASS B		CLASS C		CLASS Y
Maximum sales charge (load)[1]	4.75%		5.00%		1.00%		None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	[2]	None		None		None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	[3]	5.00%	[4]	1.00%	[5]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[6]	2.00%		2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that are deducted from fund assets, as a percentage of average daily net assets)

	CLASS A	CLASS B	CLASS C	CLASS Y
Management fee	0.60%	0.60%	0.60%	0.60%
Distribution and/or service (12b-1) fees (including a 0.25% service fee)	0.45%	1.00%	1.00%	None
Other expenses	0.41%	0.41%	0.41%	0.41%
Total operating expenses	1.46%	2.01%	2.01%	1.01%
Less fee waiver/expense reimbursement[7]	0.16%	0.16%	0.16%	0.16%
Net operating expenses*	1.30%	1.85%	1.85%	0.85%
[1]	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
[2]	This sales charge varies depending upon how much you invest. See “How Sales Charges are Calculated.”
[3]	If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans and $500,000 or more for certain individual retirement accounts) of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
[4]	This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See “How Sales Charges are Calculated.”
[5]	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “How Sales Charges are Calculated.”
[6]	If you redeem or exchange shares of the fund after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged generally will be assessed and retained by the fund for the benefit of the remaining shareholders. See “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”
[7]	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the fund through February 28, 2007 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after February 28, 2007. For more information on the Expense Limitation Agreement, see “Management Team — The Manager and the Sub-advisers — Expense Limitation Agreement.”
*	A portion of the brokerage commissions that the fund pays is used to reduce the fund’s expenses. This arrangement did not affect the Net Operating Expenses for the fund’s Class A, Class B, Class C or Class Y shares for the fiscal year ended October 31, 2005.

FUND FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect costs of investing in each fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the fund. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$601	$688	$188	$288	$188	$87
3 years	$900	$1,015	$615	$615	$615	$306
5 years	$1,220	$1,268	$1,068	$1,068	$1,068	$542
10 years	$2,125	$2,183	$2,183	$2,325	$2,325	$1,222
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

AXA ENTERPRISE SHORT DURATION BOND FUND

Manager:	AXA Equitable

Sub-adviser:	Mercury Advisors

Key Terms

•	Duration — A measure of how much a bond’s price fluctuates with changes in interest rates.

Investment Goal

Current income with reduced volatility of principal.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in bonds and other debt securities. These securities may include U.S. Government bonds and notes, corporate bonds, municipal bonds, foreign debt securities, convertible securities, preferred stocks, asset-backed securities and mortgage related securities.

The fund intends to invest only in investment grade fixed income securities and seeks to maintain a minimum average credit quality rating of “A” by Moody’s or S&P in its portfolio. The fund will focus primarily on U.S. securities but may invest up to 20% of its total assets in U.S. dollar denominated fixed income securities of foreign issuers.

The fund seeks to maintain a high level of share price stability by keeping the average duration of the overall portfolio between one year and three years. The fund may invest in securities with effective or final maturities of any length at the time of purchase. It is anticipated that the average effective maturity of the fund will range from one to four years. The fund may adjust its holdings based on actual or anticipated changes in interest rates or credit quality. The fund may also engage in risk management techniques, including futures contracts, swap agreements and other derivatives, in seeking to increase share price stability, increase income and otherwise manage the fund’s exposure to investment risks.

In choosing investments, the sub-adviser searches for the best values on securities that meet the fund’s credit and maturity requirements. The sub-adviser may sell a security for a variety of reasons, such as to invest in a company believed to offer superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Credit/Default Risk — The risk that the issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Securities rated below investment grade investment grade may involve a substantial risk of default. For more information see “Credit Quality Risk” in “More About Investment Strategies & Risks.”

•

Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A fund’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a fund’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that fund uses a derivative security for purposes other than as a hedge, that fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Foreign Investing and Emerging Markets Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

•	Investment Grade Securities Risk — Debt securities are rated by national bond rating agencies. Securities rated BBB and higher by S&P and Baa or higher by Moody’s are considered investment grade securities, but securities rated BBB or Baa are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Mortgage-Backed and Asset-Backed Securities Risk — The risk that the principal on mortgage- or asset-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-adviser and its securities selections fail to produce the intended result.

•	Sub-adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and may include the effect of expense limitations that were in place during the periods shown. Since AXA Equitable may add to, dismiss or replace the sub-adviser in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

The fund’s performance shown below is principally the performance of its predecessor registered investment company, the Enterprise Short Duration Bond Fund (the “Enterprise Fund”). On June 3, 2005, the fund merged with the Enterprise Fund, a series of The Enterprise Group of Funds, Inc., which is a separate investment company managed by Enterprise Capital Management, Inc. (“Enterprise Capital”), an affiliate of AXA Equitable, and assumed its operating history and performance record.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class Y shares. The inception date for the Class Y shares of the fund is November 29, 2002. The returns for the fund’s Class A, B and C shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B and C shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
1.24% (2nd Quarter 2003)	–0.43% (2nd Quarter 2004)

Average Annual Total Returns

for the periods ended December 31, 2005

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the periods shown compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2005)	1 Year	Since Inception*
Class A—Return Before Taxes	–1.88%	0.97%
Return After Taxes on Distributions	–2.96%	0.03%
Return After Taxes on Distributions & Sale of Fund Shares	–1.23%	0.28%
Class B—Return Before Taxes	–4.02%	0.44%
Return After Taxes on Distributions	–4.87%	–0.28%
Return After Taxes on Distributions & Sale of Fund Shares	–2.62%	–0.04%
Class C—Return Before Taxes	–0.08%	1.37%
Return After Taxes on Distributions	–0.93%	0.67%
Return After Taxes on Distributions & Sale of Fund Shares	–0.06%	0.76%
Class Y—Return Before Taxes	1.91%	2.37%
Return After Taxes on Distributions	0.70%	1.34%
Return After Taxes on Distributions & Sale of Fund Shares	1.23%	1.42%
Lehman Brothers 1-3 Government/Credit Index**	1.77%	2.26%
*	Inception date for each class of shares is November 29, 2002.
**	Index returns do not reflect any deductions for fees, expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the section “Description of Benchmarks.”

FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees

(fees paid directly from your investment)

	CLASS A		CLASS B		CLASS C		CLASS Y
Maximum sales charge (load)[1]	3.50%		5.00%		1.00%		None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	3.50%	[2]	None		None		None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	[3]	5.00%	[4]	1.00%	[5]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[6]	2.00%		2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that are deducted from fund assets, as a percentage of average daily net assets)

	CLASS A	CLASS B	CLASS C	CLASS Y
Management fee	0.43%	0.43%	0.43%	0.43%
Distribution and/or service (12b-1) fees (including a 0.25% service fee)	0.25%	1.00%	1.00%	None
Other expenses	0.79%	0.79%	0.79%	0.79%
Total operating expenses	1.47%	2.22%	2.22%	1.22%
Less fee waiver/expense reimbursement[7]	0.57%	0.57%	0.57%	0.57%
Net operating expenses	0.90%	1.65%	1.65%	0.65%
[1]	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
[2]	This sales charge varies depending upon how much you invest. See “How Sales Charges are Calculated.”
[3]	If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans and $500,000 or more for certain individual retirement accounts) of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
[4]	This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See “How Sales Charges are Calculated.”
[5]	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “How Sales Charges are Calculated.”
[6]	If you redeem or exchange shares of the fund after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged generally will be assessed and retained by the fund for the benefit of the remaining shareholders. See “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”
[7]	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the fund through February 28, 2007 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after February 28, 2007. For more information on the Expense Limitation Agreement, see “Management Team — The Manager and the Sub-advisers — Expense Limitation Agreement.”

FUND FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect costs of investing in each fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the fund. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$562	$668	$168	$268	$168	$66
3 years	$864	$1,039	$639	$639	$639	$331
5 years	$1,188	$1,338	$1,138	$1,138	$1,138	$615
10 years	$2,102	$2,320	$2,320	$2,510	$2,510	$1,427
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

AXA ENTERPRISE TAX-EXEMPT INCOME FUND

Manager:	AXA Equitable

Sub-adviser:	MBIA Capital Management Corp.

Key Terms

•	Tax-Exempt Income Investments — Investments from which the income is exempt from federal income tax or from both federal and state income tax.

Investment Goal

High level of current income exempt from federal income tax, with consideration given to preservation of principal.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in investments, the income from which is exempt from federal income tax or from both federal and state income tax. The fund generally invests in investment grade municipal securities (i.e., those securities rated BBB or better by S&P or Baa or better by Moody’s or unrated securities of similar quality). The issuers of these securities may be located in any state, territory or possession of the United States. While there are no maturity restrictions on the municipal securities in which the fund may invest, the average weighted maturity is expected to range from 10 to 25 years.

Municipal securities are debt obligations issued by or on behalf of state and local governments, territories and possessions of the U.S., including the District of Columbia, and their political subdivisions, agencies and instrumentalities that provide interest income that is exempt from federal income tax. Municipal securities include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those securities with maturities of less than five years).

The fund may also invest up to 20% of its net assets in cash, cash equivalents and debt securities, the interest from which may be subject to federal income tax. Investments in taxable securities generally will be limited to investment grade corporate debt securities and U.S. Government securities. The fund will not invest more than 20% of its net assets in municipal securities, the interest on which is a tax preference item for purposes of the federal alternative minimum tax.

The fund may also use derivatives, including purchasing put and call options and writing covered put and call options on securities it may purchase. The fund also may invest in mortgage-backed securities. The fund also may invest in floating rate and variable rate tax exempt securities.

The sub-adviser attempts to identify and invest in municipal issuers with improving credit and to avoid those with deteriorating credit by analyzing municipalities, their credit risk, market trends and investment cycles. In selecting investments for the fund, the sub-adviser tries to limit risk as much as possible. The sub-adviser seeks to maintain a diversified portfolio of long-term investment grade municipal securities. The sub-adviser actively manages the fund’s average maturity and, in some cases, may utilize futures contracts and options on futures as a defensive measure according to its judgment of anticipated changes in interest rates. During periods of rising interest rates and falling prices, the sub-adviser may adopt a shorter weighted average maturity to reduce the impact of bond price declines on the fund’s net asset value. When rates are falling and prices are rising, the sub-adviser may adopt a longer weighted average maturity. The sub-adviser may sell a security for a variety of reasons, such as to invest in securities offering superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•	Credit/Default Risk — The risk that the issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. For more information see “Credit Quality Risk” in “More About Investment Strategies & Risks.”

•	Derivatives Risk — Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. A fund’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a fund’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that fund uses a derivative security for purposes other than as a hedge, that fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

•	Investment Grade Securities Risk — Debt securities are rated by national bond rating agencies. Securities rated BBB and higher by S&P and Baa or higher by Moody’s are considered investment grade securities, but securities rated BBB or Baa are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

•	Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Mortgage-Backed Securities Risk — The risk that the principal on mortgage-backed securities may be prepaid at any time which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-adviser and its securities selections fail to produce the intended result.

•	Sub-adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and may include the effect of expense limitations that were in place during the periods shown. Since AXA Equitable may add to, dismiss or replace the sub-adviser in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

The fund’s performance shown below is principally the performance of its predecessor registered investment company, the Enterprise Tax-Exempt Income Fund (the “Enterprise Fund”). On June 3, 2005, the fund merged with the Enterprise Fund, a series of The Enterprise Group of Funds, Inc., which is a separate investment company managed by Enterprise Capital Management, Inc. (“Enterprise Capital”), an affiliate of AXA Equitable, and assumed its operating history and performance record.

Calendar Year Annual Total Returns (Class A)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class A shares. The inception date for the Class A shares of the fund is November 17, 1987. The returns for the fund’s Class B and C shares would be lower than the Class A returns shown in the bar chart because those classes have higher total expenses. In addition, the Class A returns shown in the bar chart do not reflect sales charges, which apply to Class A, B and C shares, but not Class Y shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
5.00% (3rd Quarter 2002)	–2.84% (2nd Quarter 2004)

Average Annual Total Returns

for the periods ended December 31, 2005

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the periods shown compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2005)	1 Year	5 Years	10 Years/ Since Inception*
Class A—Return Before Taxes	–2.62%	3.37%	4.07%
Return After Taxes on Distributions	–2.70%	3.31%	3.91%
Return After Taxes on Distributions & Sale of Fund Shares	–0.37%	3.40%	3.97%
Class B—Return Before Taxes	–3.18%	3.48%	4.11%
Return After Taxes on Distributions	–3.27%	3.42%	3.96%
Return After Taxes on Distributions & Sale of Fund Shares	–0.87%	3.43%	3.97%
Class C—Return Before Taxes	0.67%	3.83%	4.25%
Return After Taxes on Distributions	0.58%	3.77%	4.07%
Return After Taxes on Distributions & Sale of Fund Shares	1.63%	3.73%	4.05%
Class Y—Return Before Taxes	2.75%	4.87%	4.71%
Return After Taxes on Distributions	2.66%	4.81%	4.57%
Return After Taxes on Distributions & Sale of Fund Shares	3.34%	4.77%	4.59%
Lehman Brothers Municipal Bond Index**	3.51%	5.59%	7.23%
*	The inception date for the Class A shares is November 17, 1987, for the Class B shares is May 1, 1995, for the Class C shares is May 1, 1997 and for the Class Y shares is November 17, 1998.
**	Index returns do not reflect any deductions for fees, expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the section “Description of Benchmarks.”

FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees

(fees paid directly from your investment)

	CLASS A		CLASS B		CLASS C		CLASS Y
Maximum sales charge (load)[1]	4.75%		5.00%		1.00%		None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	[2]	None		None		None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	[3]	5.00%	[4]	1.00%	[5]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[6]	2.00%		2.00%		2.00%		2.00%

Annual Fund Operating Expenses

(expenses that are deducted from fund assets, as a percentage of average daily net assets)

	CLASS A	CLASS B	CLASS C	CLASS Y
Management fee	0.48%	0.48%	0.48%	0.48%
Distribution and/or service (12b-1) fees (including a 0.25% service fee)	0.45%	1.00%	1.00%	None
Other expenses	0.66%	0.66%	0.66%	0.66%
Total operating expenses	1.59%	2.14%	2.14%	1.14%
Less fee waiver/expense reimbursement[7]	0.49%	0.49%	0.49%	0.49%
Net operating expenses	1.10%	1.65%	1.65%	0.65%
[1]	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
[2]	This sales charge varies depending upon how much you invest. See “How Sales Charges are Calculated.”
[3]	If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans and $500,000 or more for certain individual retirement accounts) of Class A shares at net asset value and redeem those shares within 12 months of the date of purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.
[4]	This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See “How Sales Charges are Calculated.”
[5]	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “How Sales Charges are Calculated.”
[6]	If you redeem or exchange shares of the fund after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged generally will be assessed and retained by the fund for the benefit of the remaining shareholders. See “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”
[7]	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the fund through February 28, 2007 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after February 28, 2007. For more information on the Expense Limitation Agreement, see “Management Team — The Manager and the Sub-advisers — Expense Limitation Agreement.”

FUND FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect costs of investing in each fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the fund. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$582	$668	$168	$268	$168	$66
3 years	$907	$1,023	$623	$623	$623	$314
5 years	$1,255	$1,304	$1,104	$1,104	$1,104	$580
10 years	$2,235	$2,294	$2,294	$2,434	$2,434	$1,342
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

AXA ENTERPRISE MONEY MARKET FUND

Manager:	AXA Equitable

Sub-adviser:	The Dreyfus Corporation

Key Terms

•	Money Market Fund — A fund consisting of high quality short-term debt securities that is committed to maintaining a net asset value of $1.00 per share. Dividends are calculated daily and paid monthly.

Investment Goal

Highest possible level of current income consistent with preservation of capital and liquidity.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest only in short-term, high quality dollar-denominated securities. These securities may be issued by U.S. companies, U.S. and foreign banks, U.S. and foreign governments, U.S. agencies, states and municipalities and international organizations, such as the World Bank and the International Monetary Fund. The fund’s principal investments include bank obligations, commercial paper and corporate obligations. The fund may also invest in repurchase agreements based on these securities.

The fund will maintain a weighted average portfolio maturity of 90 days or less, and will not invest in securities with remaining maturities of more than 13 months. The sub-adviser will actively manage the fund’s average maturity based on current interest rates and its outlook on the market.

In choosing investments, the sub-adviser searches for the best values on securities that meet the fund’s credit and maturity requirements. The sub-adviser may sell a security for a variety of reasons, such as to invest in a company believed to offer superior investment opportunities.

All securities purchased by the fund must meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, which is designed to mitigate the risk of loss. There must a reasonable expectation that at any time until the final maturity of a floating or variable rate instrument or the period remaining until the principal amount can be recovered through demand, the market value of the floating or variable rate instrument will approximate its amortized cost.

Principal Investment Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The principal risks presented by the fund are:

•	Credit/Default Risk — The risk that the issuer of a security or the counter-party to a contract will default or otherwise become unable to honor a financial obligation. Securities rated below investment grade investment grade may involve a substantial risk of default. For more information see “Credit Quality Risk” in “More About Investment Strategies & Risks.”

•	Interest Rate Risk — The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-adviser and its securities selections fail to produce the intended result.

•	Sub-adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and may include the effect of expense limitations that were in place during the periods shown. Since AXA Equitable may add to, dismiss or replace the sub-adviser in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

The fund’s performance shown below principally is the performance of its predecessor registered investment company, the Enterprise Money Market Fund (the “Enterprise Fund”). On June 3, 2005, the fund merged with the Enterprise Fund, a series of The Enterprise Group of Funds, Inc., which is a separate investment company managed by Enterprise Capital Management, Inc. (“Enterprise Capital”), an affiliate of AXA Equitable, and assumed its operating history and performance record.

Calendar Year Annual Total Returns (Class A)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class A shares. The inception date for the Class A shares of the fund is May 1, 1990.

Best quarter (% and time period)	Worst quarter (% and time period)
1.57% (4th Quarter 2000)	0.11% (1st Quarter 2004)

Average Annual Total Returns

for the periods ended December 31, 2005

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the periods shown compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2005)	1 Year	5 Years	10 Years/ Since Inception*
Class A—Return Before Taxes	2.55%	1.80%	3.39%
Class B—Return Before Taxes	2.55%	1.80%	3.28%
Class C—Return Before Taxes	2.55%	1.80%	3.19%
Class Y—Return Before Taxes	2.55%	1.80%	3.20%
30-Day T-Bill**	3.07%	2.34%	4.32%
*	The inception date for the Class A shares is May 1, 1990, for the Class B shares is May 1, 1995, for the Class C shares is May 1, 1997 and for the Class Y shares is July 17, 1997.
**	Index returns do not reflect any deductions for fees, expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the section “Description of Benchmarks.”

FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees

(fees paid directly from your investment)

	CLASS A	CLASS B	CLASS C	CLASS Y
Maximum sales charge (load)[1]	None	None	None	None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)[2]	None	None	None	None

Annual Fund Operating Expenses

(expenses that are deducted from fund assets, as a percentage of average daily net assets)

	CLASS A	CLASS B	CLASS C	CLASS Y
Management fee	0.33%	0.33%	0.33%	0.33%
Distribution and/or service (12b-1) fees (including a 0.25% service fee)	None	None	None	None
Other expenses	0.59%	0.59%	0.59%	0.59%
Total operating expenses	0.92%	0.92%	0.92%	0.92%
Less fee waiver/expense reimbursement[3]	0.22%	0.22%	0.22%	0.22%
Net operating expenses	0.70%	0.70%	0.70%	0.70%
[1]	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
[2]	When you exchange shares of another fund into shares of the Money Market Fund, the holding period for purposes of determining the contingent deferred sales charge will continue to run while you hold your shares of the Money Market Fund. If you redeem those shares of the Money Market Fund, the applicable CDSC will apply. See “How Sales Charges are Calculated.”
[3]	Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the fund through February 28, 2007 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses and extraordinary expenses) do not exceed 0.70%. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after February 28, 2007. For more information on the Expense Limitation Agreement, see “Management Team — The Manager and the Sub-advisers — Expense Limitation Agreement.”

FUND FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect costs of investing in each fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the fund. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$72	$72	$72	$72	$72	$72
3 years	$271	$271	$271	$271	$271	$271
5 years	$488	$488	$488	$488	$488	$488
10 years	$1,111	$1,111	$1,111	$1,111	$1,111	$1,111
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Additional Risks

The funds have principal investment strategies that involve certain inherent risks. Each fund’s principal risks are described in its principal investment risks section. The following is a list of additional risks to which each fund may be subject by investing in various types of securities or engaging in various practices. Unless otherwise indicated, each risk applies to all funds.

Below Investment Grade Securities Risk.  Each of the funds, except the Government Securities Fund, Money Market Fund, Short Duration Bond Fund and Tax-Exempt Income Fund, may invest in below investment grade securities. Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength and they tend to be more greatly effected by economic downturns than issuers of higher grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the fund’s net asset value. A fund investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

Credit Quality Risk.  The actual or perceived reduction in credit worthiness of debt issuers generally will have adverse effects on the values of their debt securities. It is possible that the issuer of a security will not be able to make interest and principal payments when due. Below investment grade bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment grade bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s creditworthiness. In addition, issuers of below investment grade bonds may be more susceptible than other issuers to economic downturns. Below investment grade bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the price of the bond.

Currency Risk.  Each fund, except the Government Securities Fund, Money Market Fund and Tax-Exempt Income Fund, are subject to the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income.

Derivatives Risk.  Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. Each of the funds, except the Money Market fund, may invest in derivatives. A fund’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a fund’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a fund uses a derivative security for purposes other than as a hedge, that fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Foreign Investing and Emerging Markets Risks.  Each of the funds, except the Government Securities Fund and Tax-Exempt Income Fund, may invest in foreign securities. The value of a fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

Illiquid and Restricted Securities Risk.  Each of the funds may invest in illiquid and restricted securities. Illiquid securities are securities that a fund cannot sell on an open market. This means that a fund might not be able to sell an illiquid security when it desires and that it might be difficult to value such a security. Restricted securities are securities that are subject to

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

contractual restrictions on resale. Such a restriction could limit a security’s liquidity.

Information Risk.  The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk.  When interest rates decline, the value of a fund’s debt securities generally rises. Conversely, when interest rates rise, the value of a fund’s debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.

Initial Public Offering (“IPO”) Risk.  A fund that purchases securities issued in an IPO is subject to the risk that the value of the securities may rise or fall more rapidly than other investments. Prior to an IPO, there is generally no public market for an issuer’s common stock. There can be no assurance that an active trading market will develop or be sustained following the IPO, therefore, the market price for the securities may be subject to significant fluctuations and a fund may be affected by such fluctuations. In addition, securities issued in an IPO are often issued by a company that may be in the early stages of development with a history of little or no revenues and such company may operate at a loss following the offering. A fund’s ability to obtain shares of an IPO security may be substantially limited in the event of high demand for the securities and there is no guarantee that the fund will receive an allocation of shares. To the extent a fund invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on funds with small asset bases. There is no guarantee that as those funds’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

Lending Risk.  Each fund may lend portfolio securities with a value of up to 33 1/3% of a fund’s total assets, including collateral received for securities lent. If a fund lends securities, there is a risk that the securities will not be available to the fund on a timely basis, and the fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of secured credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Leverage Risk.  The risk associated with securities or practices (e.g., borrowing) that multiply small price movements into large changes in value.

Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a fund.

Security Risk.  The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon change in a company’s financial condition as well as overall market and economic conditions.

Market Risk.  The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Opportunity Risk.  The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

Political Risk.  The risk of losses directly attributable to government or political actions.

Portfolio Turnover Risk.  High portfolio turnover may result in increased transaction costs to a fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gains, which can create adverse tax results on shareholders when distributed to them, or loss. Given the frequency of sales, any such net gain or loss may be short-term capital gain. Unlike long-term capital gain, short-term capital gain is taxable to individuals at the same rates as ordinary income.

Repurchase Agreements Risk.  Each fund may enter into repurchase agreements under which a fund purchases a security that a seller has agreed to repurchase from the fund at a later date at the same price plus interest. If a seller defaults and the security declines in value, the fund might incur a loss. If the seller declares bankruptcy, a fund may not be able to sell the security at the desired time.

Short Sale Risk.  Each fund, except the Government Securities Fund, Money Market Fund, Short Duration Bond Fund and Tax-Exempt Income Fund, is subject to the risks associated with short sales. A “short sale” is the sale by a fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the fund may have to cover short positions at a higher price than the short sale price, resulting in a loss.

Special Situations Risk.  Certain funds, including the High-Yield Bond Fund, International Growth Fund and Mergers and Acquisitions Fund may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the fund.

Unseasoned Companies Risk.  Certain funds, including the Capital Appreciation Fund, Deep Value Fund, Equity Fund, Equity Income Fund, Multi-Cap Growth Fund, Growth and Income Fund, Global Financial Services Fund, Global Socially Responsive Fund, International Growth Fund, High-Yield Bond Fund, Small Company Growth Fund and Small Company Value Fund, may invest in small unseasoned companies. These are companies that have been in operation less than three years, including operation of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Valuation Risk.  The risk that a fund has valued certain securities higher than it can sell them for.

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

Additional Investment Strategies

The following is a list of additional investment strategies. Unless otherwise indicated, each investment strategy applies to all the funds. For further information about the investment strategies, see the funds’ Statement of Additional Information (“SAI”).

Derivatives.  Each of the funds, except the Money Market Fund, can use “derivative” instruments to seek to enhance returns or to try to hedge investment risks, although it is not anticipated that they will do so to a significant degree. In general terms, a derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest reference or index. Options, futures contracts and forward contracts are examples of “derivatives.”

Foreign Investing.  The funds, except the Government Securities Fund and Tax-Exempt Income Fund, may invest in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries.

Initial Public Offerings (“IPOs”).  Each of the funds that may invest in equity securities may participate in the IPO market, and a significant portion of those funds’ returns may be attributable to their investment in IPOs, which have a magnified impact on funds with small asset bases. There is no guarantee that as those funds’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

Portfolio Turnover.  The funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a fund’s distributions may have on shareholders. The funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. It is expected that the Capital Appreciation Fund may have a high portfolio turnover rate. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Securities Lending.  For purposes of realizing additional income, each fund may lend its portfolio securities to broker- dealers approved by the Trust’s board of trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the sub-adviser, the consideration to be earned from such loans would justify the risk.

Short Sales.  Each fund, except the Government Securities, Money Market, Short Duration Bond and Tax-Exempt Income Funds, may engage in short sales. A “short sale” is the sale by a fund of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the fund will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the fund may have to cover short positions at a higher price than the short sale price, resulting in a loss. The funds generally will only engage in covered short sales. In a covered short sale, a fund either (1) borrows and sells securities it already owns (also known as a short sale “against the box”) or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short.

MANAGEMENT TEAM

The Manager and the Sub-advisers

The Manager

AXA Equitable, through its AXA Funds Management Group unit, 1290 Avenue of the Americas, New York, New York 10104, serves as the manager of each fund. AXA Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, AXA Equitable has a variety of responsibilities for the general management and administration of the Trust and the funds, including the selection of sub-advisers. AXA Equitable plays an active role in monitoring each fund and sub-adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. AXA Equitable also monitors each sub-adviser’s portfolio management team to ensure that investment activities remain consistent with the funds’ investment style and objectives.

Beyond performance analysis, AXA Equitable monitors significant changes that may impact the sub-adviser’s overall business. AXA Equitable monitors continuity in the sub-adviser’s operations and changes in investment personnel and senior management. AXA Equitable also performs due diligence reviews with each sub-adviser no less frequently than annually.

In its capacity as manager, AXA Equitable obtains detailed, comprehensive information concerning fund and sub-adviser performance and fund operations that is used to oversee and monitor the sub-advisers and the fund operations. A team is responsible for conducting ongoing investment reviews with each sub-adviser and for developing the criteria by which fund performance is measured.

AXA Equitable selects sub-advisers from a pool of candidates, including its affiliates, to manage the funds. AXA Equitable may appoint, dismiss and replace sub-advisers and amend sub-advisory agreements subject to the approval of the board of trustees. AXA Equitable also has discretion to allocate each fund’s assets among the fund’s sub-advisers. AXA Equitable recommends sub-advisers for each fund to the board of trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the funds are not associated with any one portfolio manager, and seek to benefit from different specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and AXA Equitable does not expect to recommend frequent changes of sub-advisers.

AXA Equitable has received an exemptive order from the Securities and Exchange Commission (“SEC”) to permit it and the board of trustees to appoint, dismiss and replace a fund’s sub-advisers and to amend the sub-advisory agreements between AXA Equitable and the sub-advisers without obtaining shareholder approval. Accordingly, AXA Equitable is able, subject to the approval of the board of trustees, to appoint, dismiss and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval. If a new sub-adviser is retained for a fund, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an Affiliated Sub-adviser unless the sub-advisory agreement with the Affiliated Sub-adviser, including compensation, is also approved by the affected fund’s shareholders. Alliance Capital Management L.P. is an affiliate of AXA Equitable.

The Sub-advisers

Each fund’s investments are selected by one or more sub-advisers. The following describes each fund’s sub-adviser, portfolio manager(s) and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities in the funds is available in the Trust’s SAI.

Alliance Capital Management L.P. (“AllianceBernstein”) serves as the sub-adviser to the AXA Enterprise Global Financial Services Fund. AllianceBernstein was established in 2000 to continue the business of Sanford C. Bernstein & Co., Inc. which was acquired by Alliance Capital Management L.P. and is a majority owned subsidiary of AXA Financial, Inc. As of December 31, 2005, Alliance Capital Management L.P. had approximately $579 billion in assets under management.

Barrow, Hanley, Mewhinney & Strauss, Inc. (“BHMS”) serves as the sub-adviser to the AXA Enterprise Deep Value Fund. BHMS has been providing investment counseling since 1979 and is a wholly owned subsidiary of Old Mutual Asset Management (US), which is a wholly owned subsidiary of Old Mutual plc. As of December 31, 2005, BHMS had approximately $55.4 million in assets under management.

Boston Advisors, Inc. (“Boston Advisors”) serves as the sub-adviser to the AXA Enterprise Equity Income Fund. Boston Advisors has been providing investment counseling services since 1982 and is a wholly owned subsidiary of The Advest Group, Inc., which is a wholly owned subsidiary of Merrill Lynch & Co., a publicly traded financial services holding

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

company. As of December 31, 2005, Boston Advisors had approximately $4.5 billion in assets under management.

Caywood-Scholl Capital Management LLC (“Caywood-Scholl”) serves as the sub-adviser the AXA Enterprise High-Yield Bond Fund. Caywood-Scholl has provided investment advice with respect to high-yield, low grade fixed income instruments since 1986. Caywood-Scholl is wholly owned by RCM US Holdings LLC (“US Holdings”). US Holdings is a Delaware limited liability company that is wholly owned by Allianz Global Investors AG (“AGI”). AGI is owned by Allianz AG. As of December 31, 2005, Caywood-Scholl had approximately $20 billion in assets under management.

Eagle Asset Management, Inc. (“Eagle”) serves as the sub-adviser to the AXA Enterprise Small Company Growth Fund. Eagle has been providing investment counseling services since 1976 and is a wholly owned subsidiary of Raymond James Financial, Inc. As of December 31, 2005, Eagle had approximately $11.5 billion in assets under management.

The Dreyfus Corporation (“Dreyfus”), serves as the sub-adviser to the AXA Enterprise Money Market Portfolio. Dreyfus has been providing investment advisory services since 1951 and currently manages approximately 200 mutual fund portfolios. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation, a publicly traded company. As of December 31, 2005, Dreyfus had approximately $170 billion in assets under management.

GAMCO Asset Management Inc. (“GAMCO”) serves as the sub-adviser to the AXA Enterprise Small Company Value Fund and the AXA Enterprise Mergers and Acquisitions Fund. GAMCO and its predecessor, Gabelli & Company, Inc., have provided investment advisory services since 1977. GAMCO is a wholly owned subsidiary of GAMCO Investors, Inc. As of December 31, 2005, GAMCO and its affiliates had approximately $26.8 billion in assets under management.

Marsico Capital Management, LLC (“Marsico”) serves as the sub-adviser to the AXA Enterprise Capital Appreciation Fund. Marsico has been providing investment advisory services since 1997 and is a wholly owned indirect subsidiary of Bank of America Corporation. As of December 31, 2005, Marsico had approximately $63 billion in assets under management.

MBIA Capital Management Corp. (“MBIA”) serves as the sub-adviser to the AXA Enterprise Tax-Exempt Income Fund. MBIA has provided investment advisory services since 1990 and is a wholly owned subsidiary of MBIA, Inc. As of December 31, 2005, MBIA had approximately $45.5 billion in assets under management.

Mercury Advisors (“Mercury”) serves as the sub-adviser to the AXA Enterprise Short Duration Bond Fund. Mercury is a division of Fund Asset Management, L.P. (“FAM”). Mercury, a Delaware limited partnership, is jointly owned by a general partner, Princeton Services, Inc. and a limited partner, Merrill Lynch & Co., Inc. Mercury, together with its investment advisory affiliates, is the world’s third-largest asset management firm. As of December 31, 2005, Mercury had approximately $539 billion in assets under management.

Montag & Caldwell, Inc. (“Montag & Caldwell”) serves as the sub-adviser to the AXA Enterprise Multi-Cap Growth Fund. Montag & Caldwell has been engaged in the business of providing investment counseling to individuals and institutions since 1945 and is a subsidiary of ABN AMRO Asset Management Holdings, Inc., which is a wholly owned subsidiary of ABN AMRO Asset Management Holding, N.V. As of December 31, 2005, Montag & Caldwell had approximately $22.8 billion in assets under management.

Rockefeller & Co., Inc. (“Rockefeller”) serves as the sub-adviser to the AXA Enterprise Global Socially Responsive Fund. Rockefeller became an investment adviser in 1980 and is a wholly owned subsidiary of Rockefeller Financial Services, Inc., which is owned by or for the benefit of the members of the Rockefeller family through the Family Trust and by senior professionals who share in the ownership of Rockefeller through an equity participation plan. As of December 31, 2005, Rockefeller had approximately $5.7 billion in assets under management.

Wentworth, Hauser and Violich, Inc. (“WHV”) serves as the sub-adviser to the AXA Enterprise International Growth Fund. WHV has been providing investment advisory services since 1937 and is a wholly-owned subsidiary of Laird Norton Investment Management, Inc. As of December 31, 2005 WHV had approximately $6.6 in assets under management.

TCW Investment Management Company (“TCW”) serves as the sub-adviser to the AXA Enterprise Equity Fund and the AXA Enterprise Government Securities Fund. TCW has provided investment advisory services since 1971 and is a wholly-owned subsidiary of the TCW Group Inc. Société Générale Asset Management, S.A. (“SGAM”) holds a majority interest in the TCW Group Inc. SGAM is a wholly owned subsidiary of Société Générale, S.A., a publicly held financial firm headquartered in Paris, France. As of December 31, 2005, TCW and its affiliates had approximately $125 billion in assets under management or committed to management.

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) serves as the sub-adviser to the AXA Enterprise Growth and Income Fund. UBS Global AM has provided investment advisory services since 1981 and is an indirect wholly owned subsidiary of UBS AG. As of December 31, 2005, UBS Global AM had approximately $66 billion in assets under management.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser and Portfolio Manager(s)	Business Experience
AXA Enterprise Small Company Growth Fund	Eagle Asset Management, Inc. 880 Carillon Parkway St. Petersburg, Florida 33716 Portfolio Manager Bert L. Boksen	Mr. Boksen is a Senior Vice President and Managing Director at Eagle and has over 27 years of investment experience. He has been a Senior Vice President since 1995 and a Managing Director since 1999. He has had portfolio management responsibilities for all of Eagle’s Small Cap Growth Equity accounts for more than 10 years. In addition, from January 2002 to present, Mr. Boksen has been Manager and President of EB Management I, LLC.
AXA Enterprise Small Company Value Fund	GAMCO Asset Management, Inc. One Corporate Center Rye, New York 10580 Portfolio Manager Mario J. Gabelli	Mr. Gabelli has served as Chief Investment Officer of GAMCO since its inception in 1977. He has more than 36 years’ experience in the investment industry.
AXA Enterprise Capital Appreciation Fund	Marsico Capital Management, LLC 1200 17th Street Suite 1600 Denver, Colorado 80202 Portfolio Manager Thomas F. Marsico	Mr. Marsico has served as Chief Investment Officer of Marsico since its inception in 1997. Mr. Marsico has over 20 years of experience as a securities analyst and portfolio manager.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser and Portfolio Manager(s)	Business Experience
AXA Enterprise Deep Value Fund	Barrow, Hanley, Mewhinney & Strauss, Inc. 2200 Ross Avenue, 31st Floor Dallas, Texas 75201-2761 Portfolio Managers Diverse Large Cap Value Team

James B. Barrow is a Portfolio Manager and a member of the Diverse Large Cap Value Team. He has been a Portfolio Manager for more than the past five years. Mr. Barrow has been with BHMS for 26 years.

Robert J. Chambers is a Portfolio Manager and a member of the Diverse Large Cap Value Team. He has been a Portfolio Manager for the past five years. Mr. Chambers has been with BHMS for 11 years.

Timothy J. Culler is a Principal and Portfolio Manager at BHMS. He has been a Portfolio Manager at BHMS for seven years. He is also a member of the Diverse Large Cap Value Team.

Richard A. Englander is a Portfolio Manager and a member of the Diverse Large Cap Value Team. He has been a Portfolio Manager for more than the past five years. Mr. Englander has been with BHMS for 20 years.

Mark Giambrone is a Principal and Portfolio Manager at BHMS. He is also a member of the Diverse Large Cap Value Team. Prior to becoming a Portfolio Manager, from 1999 to 2002, Mr. Giambrone was an Equity Analyst with BHMS.

J. Ray Nixon is a Portfolio Manager and a member of the Diverse Large Cap Value Team. He has been a Portfolio Manager for more than the past five years. Mr. Nixon has been with BHMS for 11 years.

Members of the Diverse Large Cap Value Team share equal responsibility for managing the fund’s securities allocations.

AXA Enterprise Equity Fund	TCW Investment Management Company 865 South Figueroa Street Suite 1800 Los Angeles, California 90017 Portfolio Managers Craig C. Blum Stephen A. Burlingame

Mr. Blum is a Managing Director, U.S. Equities. Mr. Blum previously served as a Managing Director, U.S. Equities, TCW Concentrated Core Equities. In 2003, he served as a Senior Vice President, U.S. TCW Concentrated Core Equities and from 2001 to 2002, he was Vice President, U.S. Equities, Central Research Analyst. He joined TCW in 1999 as a U.S. Equities Central Research Analyst and in 2000 he became Assistant Vice President, U.S. Equities, Central Research Analyst.

Mr. Burlingame is a Managing Director, U.S. Equities. Mr. Burlingame previously served as a Managing Director, U.S. Equities, TCW Concentrated Core Equities and in 2003 served as a Senior Vice President, U.S. Equities, TCW Concentrated Core Equities. From 2001 to 2002, he was Vice President, U.S. Equities, Central Research Analyst. He joined TCW in 2000 as Assistant Vice President, U.S. Equities, Central Research Analyst.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser and Portfolio Manager(s)	Business Experience
AXA Enterprise Equity Income Fund	Boston Advisors, Inc. One Federal Street 20th Floor Boston, Massachusetts 02110 Portfolio Manager Portfolio Management Team

Michael J. Vogelzang, CFA is President and Chief Investment Officer at Boston Advisors and has held those positions for the past 5 years. He joined Boston Advisors in 1997. He is also a member of the Institutional Portfolio Management team and serves as a Portfolio Manager and Analyst on the team.

Timothy E. Woolston is a Senior Vice President and Portfolio Manager at Boston Advisors. He joined Boston Advisors in 1997 and has served in his current positions for the past five years. He is also a member of the Institutional Portfolio Management team and serves as a Portfolio Manager and Analyst on the team.

Douglas A. Riley, CFA is a Vice President and Portfolio Manager at Boston Advisors. He joined Boston Advisors in 2002 and has held his current positions since that time. He is also a member of the Institutional Portfolio Management team and serves as a Portfolio Manager and Analyst on the team. Prior to joining Boston Advisors, he was a Portfolio Manager with Babson-United Investment Advisors from April 1991 to May 2002.

Mr. Shakeel Dewji is a Vice President and Portfolio Manager at Boston Advisors since December 2000. He is also a member of the Institutional Portfolio Management team and serves as a Portfolio Manager and Analyst on the team.

Members of the portfolio management team work jointly to determine investment strategy and security selection for the fund.

AXA Enterprise Multi-Cap Growth Fund	Montag & Caldwell, Inc. 3455 Peachtree Road, N.E. Suite 1200 Atlanta, Georgia 30326-3248 Portfolio Manager Ronald E. Canakaris	Mr. Canakaris is the President and Chief Investment Officer for Montag & Caldwell since 1984. He has been Chief Executive Officer since 1997. Mr. Canakaris has more than 34 years’ experience in the investment industry and has been President of Montag & Caldwell since 1984.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser and Portfolio Manager(s)	Business Experience
AXA Enterprise Growth and Income Fund	UBS Global Asset Management (Americas) Inc. One North Wacker Drive Chicago, Illinois 60606 Portfolio Manager North American Equities Investment Management Team

John C. Leonard is a Managing Director and Head of North American Equities at UBS Global AM and has been for the past five years. He is responsible for construction of U.S. equity portfolios and oversight of UBS Global AM’s Chicago-based strategy team. He has been with UBS Global AM as an investment professional since 1991. Mr. Leonard is the lead Portfolio Manager for the fund and is responsible for the portfolio construction process and reviews the overall composition of the fund.

Thomas M. Cole is a Managing Director and Head of Research for the North American Equities team at UBS Global AM and he has held these positions for the past five years. He is responsible for the direction and oversight of the research group of the North American Equities team. He joined UBS Global AM as an investment professional in 1995.

Thomas J. Digenan is an Executive Director and a North American Equity Strategist at UBS Global AM Americas. He participates in the analysis and development of U.S. equity portfolios. Mr. Digenan joined UBS Global AM as an investment professional in 1993. He has been a North American Equity Strategist since 2001.

Scott C. Hazen is an Executive Director and North American Equity Strategist at UBS Global AM Americas and he has been since 2004. He participates in the analysis and development of U.S. Equity portfolios. From 1992 to 2004, Mr. Hazen served as Executive Director, Client Service and Relationship Management at UBS Global AM.

AXA Enterprise International Growth Fund	Wentworth, Hauser and Violich, Inc. 353 Sacramento Street Suite 600 San Francisco, California 94111 Portfolio Managers Richard K. Hirayama Laura M. Albers

Mr. Hirayama, Senior Vice President and Managing Director, Portfolio Manager and Security Analyst joined WHV in 1990 and has had portfolio management responsibilities since that time.

Laura M. Albers, Vice President and International Security Analyst of WHV, joined the firm in 1998. She joined the International Equity Team as an International Security Analyst in 2001. She currently analyzes global economic sectors, industries and companies.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser and Portfolio Manager(s)	Business Experience
AXA Enterprise Global Financial Services Fund	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, New York 10105 Portfolio Manager Anu Venkataraman Phillipos Phillipides

Ms. Venkataraman is a Senior Analyst with AllianceBernstein. She is also a member of the Global Financial Services Investment Team and is responsible for covering property and casualty insurers. Ms. Venkataraman joined AllianceBernstein in 1993 as a research associate and assumed her current role in 1997.

Mr. Phillipides is a Research Analyst with AllianceBernstein. He is also a member of the Global Financial Services Investment Team and is responsible for covering global banks. Mr. Phillipides joined AllianceBernstein in 1999 and has held his current position since that time.

AXA Enterprise Global Socially Responsive Fund	Rockefeller & Co., Inc. 30 Rockefeller Plaza Room 5400 New York, New York 10112 Portfolio Manager Farha-Joyce Haboucha	Ms. Haboucha is Director of Socially Responsive Investments. Ms. Haboucha has been employed by Rockefeller since 1997 as a Senior Portfolio Manager. She has more than 25 years’ experience in the investment industry.

AXA Enterprise Mergers and Acquisitions Fund	GAMCO Asset Management Inc. One Corporate Center Rye, New York 10580 Portfolio Managers Mario J. Gabelli	Mr. Gabelli has served as Chief Investment Officer of GAMCO since its inception in 1977. He has more than 36 years’ experience in the investment industry.

AXA Enterprise Government Securities Fund	TCW Investment Management Company 865 South Figueroa Street Suite 1800 Los Angeles, California 90017 Portfolio Managers Philip A. Barach Jeffrey E. Gundlach

Mr. Barach is a Group Managing Director at TCW. He has been with TCW since 1987 and has had portfolio management responsibilities since that time.

Mr. Gundlach is Chief Investment Officer and a Group Managing Director at TCW. He has been with TCW since 1985 and has had portfolio management responsibilities since that time.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser and Portfolio Manager(s)	Business Experience
AXA Enterprise High-Yield Bond Fund	Caywood-Scholl Capital Management 4350 Executive Drive Suite 125 San Diego, California 92121 Portfolio Managers Eric K. Scholl Thomas Saake James R. Caywood, CFA

Mr. Scholl is Managing Director, President and Portfolio Manager. He joined Caywood-Scholl as President and partner in 1992 and as President has been responsible for new business development and structured products. He has also served as a portfolio manager with Caywood-Scholl since 1992. He has 27 years’ experience in the investment industry.

Mr. Saake is a Managing Director and Portfolio Manager at Caywood-Scholl. He has been employed with Caywood-Scholl since 1990 and has served as a portfolio manager since 1996. Mr. Saake has more than 15 years’ experience in the investment industry.

Mr. Caywood is Managing Director and Chief Executive Officer of Caywood-Scholl. He has held those positions since 1986 and has more than 37 years’ experience in the investment industry.

AXA Enterprise Short Duration Bond Fund	Mercury Advisors, Inc. 800 Scudders Mill Road Plainsboro, NJ 08543 Portfolio Manager Todd Finkelstein, CFA	Todd A Finkelstein, CFA joined Mercury on December 2, 2005 and is a Vice President with Mercury and Merrill Lynch Investment Managers. From 1997 to December 1, 2005, Mr. Finkelstein was a Senior Vice President and Director of Fixed-Income Investments with Boston Advisors.

AXA Enterprise Tax-Exempt Income Fund	MBIA Capital Management Corp. 113 King Street Armonk, New York 10504 Portfolio Manager Susan Voltz Patrick Tucci

Ms. Voltz is a Director and Portfolio Manager at MBIA. She joined MBIA in 1994 and has held those positions since that time. She has more than 22 years’ experience in the investment industry.

Mr. Tucci is a Vice President and Portfolio Manager at MBIA and concentrates on tax-exempt assets under management. He has held these positions since he joined MBIA in 2002. Prior to joining MBIA, he held positions with portfolio management responsibilities at Salomon Smith Barney in Institutional Municipal Bonds and Global Equities from 1995 to 2001.

AXA Enterprise Money Market Fund	The Dreyfus Corporation 200 Park Avenue New York New York 10166

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Management Fees

Each fund pays a fee to AXA Equitable for management services. The table below shows the contractual rate of the management fees (as a percentage of each fund’s average daily net assets) payable by each fund.

FUND NAME	FIRST $1 BILLION	NEXT $1 BILLION	NEXT $3 BILLION	NEXT $5 BILLION	THEREAFTER
Capital Appreciation Fund	0.730%	0.705%	0.680%	0.655%	0.630%
Deep Value Fund	0.730%	0.705%	0.680%	0.655%	0.630%
Equity Fund	0.730%	0.705%	0.680%	0.655%	0.630%
Equity Income Fund	0.730%	0.705%	0.680%	0.655%	0.630%
Global Financial Services Fund	0.830%	0.805%	0.780%	0.755%	0.730%
Global Socially Responsive Fund	0.880%	0.855%	0.830%	0.805%	0.780%
Government Securities Fund	0.580%	0.555%	0.530%	0.505%	0.480%
Multi-Cap Growth Fund	0.730%	0.705%	0.680%	0.655%	0.630%
Growth and Income Fund	0.730%	0.705%	0.680%	0.655%	0.630%
High-Yield Bond Fund	0.600%	0.575%	0.550%	0.525%	0.500%
International Growth Fund	0.830%	0.805%	0.780%	0.755%	0.730%
Mergers and Acquisitions Fund	0.880%	0.855%	0.830%	0.805%	0.780%
Money Market Fund	0.330%	0.305%	0.280%	0.255%	0.230%
Small Company Growth Fund	0.980%	0.955%	0.930%	0.905%	0.880%
Small Company Value Fund	0.730%	0.705%	0.680%	0.655%	0.630%
Short Duration Bond Fund	0.430%	0.405%	0.380%	0.355%	0.330%
Tax-Exempt Income Fund	0.480%	0.455%	0.430%	0.405%	0.380%

The sub-advisers are paid by AXA Equitable. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by AXA Equitable, without shareholder approval.

A discussion regarding the basis for the decision by the Trust’s board of trustees to approve the investment management agreement and each investment advisory agreement is available in the Trust’s SAI.

AXA Equitable also provides administrative services to the Trust, including coordination of the Trust’s audit, financial statements and tax returns, expense management and budgeting, legal administrative services and compliance monitoring, portfolio accounting services (including daily net asset value accounting), operational risk management, and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each fund pays AXA Equitable a fee at an annual rate of 0.055% of the fund’s total average net assets.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Expense Limitation Agreement

In the interest of limiting until February 28, 2007 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each fund, the Manager has entered into an expense limitation agreement with the Trust with respect to the funds (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its management, administration and other fees and to assume other expenses so that the total annual operating expenses of each fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each fund’s business), are limited to the following respective expense ratios:

	Total Expenses Limited to (% of daily net assets)
FUND NAME	CLASS A	CLASS B	CLASS C	CLASS Y
AXA Enterprise Small Company Growth Fund	1.65%	2.20%	2.20%	1.20%
AXA Enterprise Small Company Value Fund	1.75%	2.30%	2.30%	1.30%
AXA Enterprise Capital Appreciation Fund	1.75%	2.30%	2.30%	1.30%
AXA Enterprise Deep Value Fund	1.50%	2.05%	2.05%	1.05%
AXA Enterprise Equity Fund	1.60%	2.15%	2.15%	1.15%
AXA Enterprise Equity Income Fund	1.50%	2.05%	2.05%	1.05%
AXA Enterprise Multi-Cap Growth Fund	1.60%	2.15%	2.15%	1.15%
AXA Enterprise Growth and Income Fund	1.50%	2.05%	2.05%	1.05%
AXA Enterprise International Growth Fund	1.85%	2.40%	2.40%	1.40%
AXA Enterprise Global Financial Services Fund	1.75%	2.30%	2.30%	1.30%
AXA Enterprise Global Socially Responsive Fund	1.75%	2.30%	2.30%	1.30%
AXA Enterprise Mergers and Acquisitions Fund	1.90%	2.45%	2.45%	1.45%
AXA Enterprise Government Securities Fund	1.25%	1.80%	1.80%	0.80%
AXA Enterprise High-Yield Bond Fund	1.30%	1.85%	1.85%	0.85%
AXA Enterprise Short Duration Bond Fund	0.90%	1.65%	1.65%	0.65%
AXA Enterprise Tax-Exempt Income Fund	1.10%	1.65%	1.65%	0.65%
AXA Enterprise Money Market Fund	0.70%	0.70%	0.70%	0.70%

AXA Equitable may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped all eligible previous payments made, the fund will be charged such lower expenses.

FUND SERVICES

Investing in the Funds

Choosing a Share Class

Each fund offers Class A, Class B, Class C and Class Y shares to the public. The funds are not designed for market-timers, see the section entitled “Purchase and Redemption Restrictions on Market-Timers and Active Traders.” Each class of shares has different costs associated with buying, selling and holding fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investment and the length of time you intend to hold your shares.

The table below summarizes the key features of each class of shares. They are described in more detail below. Information regarding the sales charges for each class of shares of the funds as well as additional information regarding each class of shares of the funds also is available free of charge and in a clear and prominent format at www.axaenterprise.com in the “Funds – Fund Information and Details” portion of the website. From the website description, a hyperlink will take you directly to this disclosure. Additional information regarding sales loads is available in the SAI.

	Class A	Class B	Class C	Class Y
Availability?	Generally available through most investment dealers.	Available only to investors making a single purchase of less than $100,000.	Available only to investors making a single purchase of less than $1,000,000.	Available only to certain types of investors purchasing $1,000,000 or more.
Initial Sales Charge?	Yes, except for Money Market Fund Class A shares, which carry no sales charge. Payable at time of purchase. Lower sales charges available for larger investments. If certain employee benefit plans qualified under Sections 401, 403 and 408 of the Internal Revenue Code, or participants of such plans, invest $100,000 or more ($500,000 or more, in the case of Traditional IRAs, IRA rollovers, Coverdell ESAs or Roth IRAs) or if you invest $1,000,000 or more in Class A shares, no initial sales charge applies to those shares.	No. Entire purchase is invested in shares of a fund.	No. Entire purchase is invested in shares of a fund.	No. Entire purchase is invested in shares of a fund.

FUND SERVICES

Investing in the Funds (cont’d)

	Class A	Class B	Class C	Class Y
Contingent Deferred Sales Charge (“CDSC”)?	No. (However, under certain circumstances, we will charge a CDSC if you sell shares within 12 months of purchasing them and you did not pay an initial sales charge on such purchases. If the entire plan or you redeem the shares within 12 months of the end of the calendar month of their purchase, the plans or you will be charged a CDSC of 1%. The dealer discount or agency fee as a percentage of the offering price for these purchases of less than $5,000,000 of Class A shares will be 1%. See “Fund Services—How Sales Charges are Calculated”.)	Yes, except for Money Market Fund Class B shares. Payable if you redeem your shares within six years of purchase. Amount of CDSC gradually decreases over time.	Yes, except for Money Market Fund Class C shares. Payable if you redeem your shares within one year of purchase.	No.
Distribution and Service Fees?	0.20% distribution fee and 0.25% service fee (except the Short Duration Bond Fund which is only subject to the service fee and the Money Market Fund which is not subject to either fee).	0.75% distribution fee and 0.25% service fee (except Money Market Fund).	0.75% distribution fee and 0.25% service fee (except Money Market Fund).	No.
Conversion to Class A shares?	(Not applicable.)	Yes, automatically after eight years.	No.	No.

FUND SERVICES

How Sales Charges are Calculated

Class A Shares

The price that you pay when you buy Class A shares (the “offering price”) is their net asset value plus a sales charge (sometimes called a “front-end sales charge”), which varies depending upon the size of your purchase and the fund you buy shares of. There is no sales charge on initial purchases of Class A shares of the Money Market Fund, however, if you subsequently exchange those shares for Class A shares of another AXA Enterprise Fund, an initial sales charge will be imposed on the Class A shares received in the exchange. No initial sales charge applies to Class A shares you receive through reinvestment of dividends or distributions. However, if you have received shares of the Money Market Fund through reinvestment of dividends or distributions, and you subsequently exchange those shares for Class A shares of another AXA Enterprise Fund, an initial sales charge will be imposed on the Class A shares received in the exchange.

Class A Sales Charges for:

All Funds (other than the AXA Enterprise Money Market Fund and the AXA Enterprise Short Duration Bond Fund)

Your Investment*	As a % of Offering Price	As a % of Your Investment	Dealer Discount or Agency Fee as a % of Offering Price**
Up to $99,999	4.75%	4.99%	4.00%
$100,000 up to $249,999***	3.75%	3.90%	3.00%
$250,000 up to $499,999***	2.50%	2.56%	2.00%
$500,000 up to $999,999***	2.00%	2.04%	1.50%
$1,000,000 and up***	None	None	1% of the first $4.99 million; 0.75% of amounts from $5-19.99 million; 0.50% of amounts from $20 million to $100 million; 0.25% of amounts in excess of $100 million.
*	In determining the amount of your investment and the applicable sales charge, we will include all shares you are currently purchasing in all of the AXA Enterprise Funds. For more information on reducing or eliminating sales charges, please see “Ways to Reduce or Eliminate Sales Charges.”
**	The Distributor will compensate dealers in connection with purchases of Class A shares. From time to time, the Distributor may hold special promotions for specified periods during which the Distributor may reallow dealers up to the full sales charges shown above. In addition, the Distributor may sponsor sales contests and provide to all qualifying dealers, from its own profits and resources, additional compensation, as described below in the section entitled “Compensation to Securities Dealers.”
***	If certain employee benefit plans qualified under Sections 401, 403 and 408 of the Internal Revenue Code, or participants of such plans, invest $100,000 or more ($500,000 or more, in the case of Traditional IRAs, IRA rollovers, Coverdell ESAs or Roth IRAs) or if you invest $1,000,000 or more in Class A shares, no initial sales charge applies to those shares. However, if the entire plan or you redeem the shares within 12 months of the end of the calendar month of their purchase, the plans or you will be charged a CDSC of 1%. The dealer discount or agency fee as a percentage of the offering price for these purchases of less than $5,000,000 of Class A shares will be 1%.

Class A Sales Charges for AXA Enterprise Short Duration Bond Fund:

Your Investment*	As a % of Offering Price	As a % of Your Investment	Dealer Discount or Agency Fee as a % of Offering Price**
Up to $99,999	3.50%	3.63%	3.00%
$100,000 up to $249,999***	2.50%	2.56%	2.25%
$250,000 up to $499,999***	2.00%	2.04%	1.50%
$500,000 up to $999,999***	1.50%	1.52%	1.25%
$1,000,000 and up***	None	None	1% of the first $4.99 million; 0.75% of amounts from $5-19.99 million; 0.50% of amounts from $20 million to $100 million; 0.25% of amounts in excess of $100 million.
*	In determining the amount of your investment and the applicable sales charge, we will include all shares you are currently purchasing in all of the funds.
**	The Distributor will compensate dealers in connection with purchases of Class A shares. From time to time, the Distributor may hold special promotions for specified periods during which the Distributor may reallow dealers up to the full sales charges shown above. In addition, the Distributor may sponsor sales contests and provide to all qualifying dealers, from its own profits and resources, additional compensation, as described below in the section entitled “Compensation to Securities Dealers.”
***	If certain employee benefit plans qualified under Sections 401, 403 and 408 of the Internal Revenue Code, or participants of such plans, invest $100,000 or more ($500,000 or more, in the case of Traditional IRAs, IRA rollovers, Coverdell ESAs or Roth IRAs) or if you invest $1,000,000 or more in Class A shares, no initial sales charge applies to those shares. However, if the entire plan or you redeem the shares within 12 months of the end of the calendar month of their purchase, the plans or you will be charged a CDSC of 1%. The dealer discount or agency fee as a percentage of the offering price for these purchases of less than $5,000,000 of Class A shares will be 1%.

FUND SERVICES

How Sales Charges are Calculated (cont’d)

Class B Shares

Class B shares are sold at net asset value, without any sales charges at the time of purchase. However, there may be a CDSC on shares that is payable upon redemption. Initial purchases of Class B shares of the Money Market Fund are not subject to a CDSC unless and until the shares are exchanged into Class B shares of another AXA Enterprise Fund. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another AXA Enterprise Fund. The funds will not accept single purchase orders for Class B shares over $100,000. The amount of the CDSC declines as you hold your shares over time, according to the following schedule.

Holding period after purchase	% deducted when shares are sold
Up to one year	5.00%
Over one year up to two years	4.00%
Over two years up to three years	4.00%
Over three years up to four years	3.00%
Over four years up to five years	2.00%
Over five years up to six years	1.00%
More than six years	None

Your Class B shares will automatically convert to Class A shares of the same fund eight years after the end of the calendar month in which your purchase order for Class B shares was accepted. A pro rata portion of any Class B shares acquired through reinvestment of dividends or distributions will convert along with Class B shares that were purchased. Class A shares are subject to lower expenses than Class B shares. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

How the CDSC is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain fund shares. The CDSC:

•	is calculated based on the number of shares you are selling;
•	is based on either your original purchase price or the then-current net asset value of the shares being sold, whichever is lower;
•	is deducted from the proceeds of the redemption, not from the amount remaining in your account, unless otherwise directed by you;
•	for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years; and
•	is applied to your shares at the time of sale based on the schedule applicable to those shares when you bought them.

A CDSC Will Not be Charged On

•	increases in net asset value above the purchase price;
•	shares you acquired by reinvesting your dividends or capital gain distributions; or
•	exchanges of shares of one fund for shares of the same class of another AXA Enterprise Fund.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares in the order purchased.

FUND SERVICES

How Sales Charges are Calculated (cont’d)

Class C Shares

Class C shares are sold at net asset value. However, there is a CDSC on shares that is payable on redemptions made within one year of the date of purchase. Initial purchases of Class C shares of the Money Market Fund are not subject to a CDSC unless and until the shares are exchanged into Class C shares of another AXA Enterprise Fund. The holding period for purposes of determining the CDSC will continue to run after an exchange to Class C shares of another AXA Enterprise Fund. The funds will not accept single purchase orders for Class C shares over $1,000,000. For more information regarding the application of the CDSC to Class C shares, see “How the CDSC is Applied to Your Shares” and “A CDSC Will Not Be Charged On.”

Class C Contingent Deferred Sales Charges

Holding period after purchase	% deducted when shares are sold
One year	1.00%
Thereafter	0.00%

Class Y Shares

Investors who purchase Class Y shares do not pay sales charges. The ongoing expenses for Class Y shares are the lowest of all the classes because there are no ongoing 12b-1 distribution or service fees.

Class Y shares are sold at net asset value and have no sales charge. The minimum investment amount for purchasing Class Y shares generally is $1,000,000. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

•	Are a corporation, bank, savings institution, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization;

•	Are an investment company registered under the 1940 Act;

•	Are an employee of AXA Financial or its subsidiaries or an immediate family member of such employee (not subject to $1,000,000 minimum investment amount);

•	Are a wrap account client of an eligible broker-dealer (not subject to $1,000,000 minimum investment amount);

•	Are a present or former trustee of the Trust or a spouse or minor child of any such trustee or any trust, IRA or retirement plan account for the benefit of any such person or relative or the estate of any such person or relative (not subject to $1,000,000 minimum investment amount); or

•	Are a financial institutional buyer.

Compensation to Securities Dealers

The funds are distributed by Enterprise Fund Distributors, Inc. (the “Distributor). As noted above, for distribution and shareholder services, investors pay sales charges (front-end or deferred) and the funds (other than the Money Market Fund and the Short Duration Bond Fund), on behalf of Class A, Class B and Class C shares, pay ongoing 12b-1 fees (consisting of the annual service and/or distribution fees of a plan adopted by a fund pursuant to Rule 12b-1 under the 1940 Act) to the Distributor. The sales charges are detailed in the section entitled “Fund Services — How Sales Charges are Calculated.” The Distributor pays a portion of or the entire sales charge paid on the purchase of Class A shares to the selling dealers. The Distributor may also pay sales commissions to selling dealers at a rate equal to or in excess of the amounts the dealers receive for sales of Class A shares when they sell Class B and Class C shares. The Distributor may also pay selling dealers on an ongoing basis for services and distribution. The Class A, Class B and Class C shares each pay an annual service fee of 0.25% of their average daily net assets to compensate the Distributor for providing services to shareholders of those classes and/or maintaining shareholder accounts for those classes. In addition to this service fee, Class A shares pay an annual distribution fee of 0.20% of their average daily net assets, and Class B and Class C shares pay an annual distribution fee of 0.75% of their average daily net assets. The Short Duration Bond Fund’s distribution fees are 0.25%, 1.00% and 1.00%, respectively, for its Class A, Class B and Class C shares. The Money Market Fund pays no distribution fees. The compensation the Distributor receives is for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares, including printing and mailing of fund prospectuses, statements of additional information (including any supplements thereto) and shareholder reports, compensation to financial intermediaries and broker-dealers, and holding seminars and sales meetings with wholesale and retail sales personnel assigned to promote the distribution of shares. Because these distribution fees are paid out of a fund’s assets on an ongoing basis, the fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

From time to time, the Distributor may accept financial support from sub-advisers for marketing, education and training programs.

In addition to the sales charges paid by investors and the distribution and service fees paid by the funds, the Distributor (or one of its affiliates) may make payments out of its own resources to provide additional compensation to selling dealers and other

FUND SERVICES

How Sales Charges are Calculated (cont’d)

persons, including affiliates, who sell shares of the funds and other mutual funds distributed by the Distributor (collectively, “Dealers”). Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross sales price of shares sold by such persons, the net asset value of shares held by the customers of such persons, or otherwise. Additional payments to these Dealers may, but are not normally expected to, exceed in the aggregate 0.25% of total sales and/or 0.12% of the average daily net asset value of the fund shares attributable to a particular Dealer.

The additional payments to such Dealers are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Distributor in its sole discretion, may be different for different Dealers. These additional payments are made by the Distributor and its affiliates and do not increase the amount paid by you or the funds as shown under the heading “Fees and Expenses” in the Fund Profiles.

Such payments are intended to provide additional compensation to Dealers for various services, including, without limitation, providing periodic and ongoing education and training of Dealer personnel regarding the funds; disseminating to Dealer personnel information and product marketing materials regarding the funds; explaining to clients the features and characteristics of the funds; conducting due diligence regarding the funds; providing reasonable access to sales meetings, sales representatives and management representatives of the Dealer; granting reasonable access to the Dealer’s financial advisors and consultants; and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Dealers in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Dealer firm charges its representatives for effecting transactions in fund shares) and other similar charges. The Distributor and its affiliates may make other payments or allow other promotional incentives to Dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

In some instances, these incentives may be made available only to Dealers whose representatives have sold or may sell a significant number of shares. The Dealers receiving additional payments include those that may recommend that their clients consider or select an AXA Enterprise Fund for investment purposes, including those that may include one or more AXA Enterprise Funds on a “preferred” or “recommended” list of mutual funds. These payments may create an incentive for a Dealer firm or its representatives to recommend or offer shares of AXA Enterprise Funds to its customers over shares of other funds. In addition, these payments may result in greater access by the Distributor or its affiliates to, without limitation, the Dealer, its representatives, advisors and consultants and sales meetings, than other funds which do not make such payments or which make lower such payments.

In addition to the Dealer compensation described above, the funds and/or the Distributor may pay fees to the Dealers and their affiliated persons for maintaining fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”). Such subaccounting fees paid by the funds are designed to be equal to or less than the fees the funds would pay to their transfer agent for similar services. Because these subaccounting fees are directly related to the number of accounts and assets for which the Dealers provide services, the fees will increase with the success of the Dealers’ sales activities.

The funds’ portfolio transactions are not used as a form of sales-related compensation to Dealers that sell shares of the funds and the sale of such shares is not considered as a factor in the selection of broker-dealers to execute the funds’ portfolio transactions. The sub-advisers place each fund’s portfolio transactions with broker-dealer firms based on the firm’s ability to provide the best net results from the transaction to the fund. To the extent that a sub-adviser determines that a Dealer can provide a fund with the best net results, the sub-adviser may place the fund’s portfolio transactions with the Dealer even though it sells or has sold shares of the fund.

You can find further information in the SAI about the payments made by the Distributor and its affiliates and the services provided by your Dealer. Your Dealer may charge you fees or commissions in addition to those disclosed in this Prospectus. You can also ask your Dealer about any payments it receives from the Distributor and any services your Dealer provides, as well as about fees and/or commissions it charges.

Purchases and Sales of Shares of the Money Market Fund

Initial purchases of shares of the Money Market Fund are not subject to a sales charge. However, you will have to pay a sales charge if you exchange Class A shares of the Money Market Fund for Class A shares of another AXA Enterprise Fund, unless you have already paid a sales charge on those shares. In addition, if you exchange Class B or Class C shares of the Money Market Fund for Class B or Class C shares of another AXA Enterprise Fund, the shares received in the exchange will become subject to a CDSC.

When you exchange Class B shares of another AXA Enterprise Fund into Class B shares of the Money Market Fund, the holding period for purposes of determining the CDSC and conversion to Class A shares will continue to run while you hold your Class B shares of the Money Market Fund. When you exchange Class C shares of another AXA Enterprise Fund into Class C shares of the Money Market Fund, the holding period for purposes of determining the CDSC will continue to run while you hold your Class C shares of the Money Market Fund. If you choose to redeem those Money Market Fund shares, the applicable CDSC will apply.

FUND SERVICES

Ways to Reduce or Eliminate Sales Charges

You may qualify for a reduction or waiver of the sales charge. If you think you qualify for any of the sales charge waivers described below, you or your financial advisor may need to notify and/or provide certain documentation to us. You or your financial advisor also will need to notify us of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to us includes:

•	Information or records regarding shares of the funds held in all accounts at any financial intermediary;

•	Information or records regarding shares of the funds held in any account at any financial intermediary by immediate family of the shareholder; and/or

•	Any other information that may be necessary for us to determine your eligibility for a reduction or waiver of a sales charge.

Reducing Sales Charges — Class A Shares Only

There are a number of ways you can lower your sales charges on Class A shares, including:

•	Letter of Intent — You are entitled to a reduced sales charge if you execute a Letter of Intent to purchase $100,000 or more of Class A shares at the public offering price within a period of 13 months. Your discount will be determined based on the schedule in the table that appears above in the section entitled “How Sales Charges are Calculated – Class A Shares.” The minimum initial investment under a Letter of Intent is 5% of the amount stated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge that would apply to the shares actually purchased if the full amount stated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount has been purchased, the escrow will be released. If you wish to enter into a Letter of Intent, you should complete the appropriate portion of the new account application. At your request, purchases made during the previous 90 days may be included.

•	Rights of Accumulation — You are entitled to a reduced sales charge on additional purchases of a class of shares of a fund if the value of your existing aggregate holdings at the time of the additional purchase, calculated at the then applicable net asset value per share or the initial purchase price less any redemptions, whichever is higher, plus the amount of the additional purchase equals $100,000 or more. Your discount will be determined based on the schedule in the Class A Share Charges table. For purposes of determining the discount, we will aggregate holdings of fund shares of your spouse, immediate family or accounts you control, whether as a single investor or trustee, provided that you notify us of the applicable accounts at the time of your additional investment by providing us with appropriate documentation, including the account numbers for all accounts that you are seeking to aggregate.

Eliminating Sales Charges and the CDSC — Class A Shares Only

Class A shares may be offered without a front-end sales charge or a CDSC to the following individuals and institutions:

•	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

•	Representatives and employees, or their immediate family members, of broker-dealers and other intermediaries that have entered into selling or service arrangements with the Distributor;

•	Financial institutions and other financial institutions’ trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity;

•	Direct referrals by the Manager’s employees;

•	State-sponsored Texas 529 qualified tuition savings plan; and

•	Clients of fee-based/fee-only financial advisors.

The CDSC will not apply to Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of the Employee Retirement Income Security Act and regulations thereunder, provided that the dealer agrees to certain reimbursement arrangements with the Distributor that are described in the SAI. If the dealer agrees to these reimbursement arrangements, no CDSC will be imposed with respect to Class A shares purchased for $1,000,000 or more.

FUND SERVICES

Ways to Reduce or Eliminate Sales Charges (cont’d)

Eliminating the CDSC

As long as we are notified at the time you sell, the CDSC for any shares may generally be eliminated in the following cases:

•	Distributions to participants or beneficiaries of and redemptions (other than redemption of the entire plan account) by plans qualified under Internal Revenue Code (“IRC”) Section 401(a) or from custodial accounts under IRC Section 403(b)(7), IRAs under IRC Section 408(a), participant-directed non-qualified deferred compensation plans under the IRC Section 457 and other employee benefit plans (“plans”), and returns of excess contributions made to these plans;

•	The liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum;

•	Redemptions through a systematic withdrawal plan (however, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your fund account based upon the value of your fund account on the day you establish your plan) (only for Class B shares);

•	Redemptions of shares of a shareholder (including a registered joint owner) who has died or has become totally disabled (as evidenced by a determination by the federal Social Security Administration);

•	Redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy in accordance with the requirements of the IRC, including substantially equal periodic payments described in IRC Section 72 prior to age 59½ and required minimum distributions after age 70½; or

•	Required minimum distributions from an IRA.

Repurchasing Fund Shares

If you redeem shares of a fund on which you paid an initial sales charge or are charged a CDSC upon redemption, you will be eligible for a reinstatement privilege if you reinvest the proceeds in shares of the same class of the same fund within 180 days of redemption. Specifically, when you reinvest, the fund, if instructed, will waive any initial sales charge or credit your account with the amount of the CDSC that you previously paid. The reinvested shares will keep their original cost and purchase date for purposes of calculating any future CDSCs. Please note: For federal income tax purposes, a redemption is treated as a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax advisor to determine how a redemption would affect you. The fund may modify or terminate the reinstatement privilege at any time.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial professional or AXA Enterprise Funds Trust. Check the SAI for details.

FUND SERVICES

It’s Easy to Open an Account

To open an account with AXA Enterprise Funds

1.	Read the Prospectus carefully.

2.	Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts.

Type of Account	Minimum to Open an Account*	Minimum for Subsequent Investments*
Individual Retail Accounts	$2000	$50
Individual Retirement Accounts (IRAs)	$ 250	$50
Automatic Bank Draft Plan	$ 250	$50**
Accounts established in a wrap program with which the AXA Enterprise Funds, AXA Equitable or the Distributor has an agreement.	$1000	$50
Coverdell Education Savings Accounts	$ 250	$50
Corporate retirement accounts, such as 401(k) and 403(b) plans	No minimum requirement.	No minimum requirement.
*	Does not apply to Class Y shares.
**	The Distributor offers an automatic bank draft plan with a minimum initial investment of $250 through which a fund will, following the initial investment, deduct $50 or more on a monthly basis from the investor’s demand deposit account to invest directly in the funds’ Class A, Class B or Class C.

3.	(a) Call your broker or other financial professional who can assist you in all the steps necessary to open an account; or

(b)  complete the appropriate part of the account application, carefully following the instructions. If you have any questions, please call your financial professional or AXA Enterprise Funds Trust at 1-800-432-4320. For more information on AXA Enterprise Funds’ investment programs, refer to the section entitled “Additional Investor Services” in the Prospectus.

4.	Use the following sections as your guide for purchasing shares.

To conform to regulations under the USA PATRIOT Act of 2001, the funds are required to obtain, verify, and record information that identifies each person who opens an account. A new account application includes your name, street address, date of birth and other identification information. The regulations require completion of this information before an account is opened, and you may also be requested to provide other identification documents. In addition, the funds may confirm your identity through the use of identity verification reports provided by consumer reporting agencies. Your personal information will be treated with the utmost confidentiality. If you fail to provide the required information or provide inaccurate information, this may lead to a delay in the processing of your account application and investment. If the funds cannot complete the identification process, your investment and the application may be returned.

A fund will deduct a $35 annual fee from accounts with a balance of less than $1500. This does not apply to Automatic Bank Draft Plan Accounts, Automatic Investment Plan Accounts, Retirement Accounts or Savings Plan Accounts.

Each fund reserves the right to close any fund account whose balance drops to $500 or less due to redemption activity. The fund will not close an account whose balance drops below $500 due to market movement. If an account is closed, its shares will be sold at the NAV on the day the account is closed. A shareholder will be given at least 45 days’ notice before a fund closes an account with a balance of $500 or less so that the shareholder has an opportunity to increase the account balance.

FUND SERVICES

Buying Shares

	Opening an Account	Adding to an Account
Through Your Broker or other Financial Professional
	• Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to buy shares.	• Call your broker or other financial professional.
By Mail

•   Payment for shares must be made with a check in U.S. dollars drawn from a U.S. financial institution, payable to “AXA Enterprise Funds Trust.” Cash, third party checks, “starter” checks, traveler’s checks, credit cards, credit card checks or money orders will not be accepted.

•   Payment for shares must be made with a check in U.S. dollars drawn from a U.S. financial institution, payable to “AXA Enterprise Funds Trust.” Cash, third party checks, “starter” checks, traveler’s checks, credit cards, credit card checks or money orders will not be accepted.

•   Mail the check with your completed application to:

By Regular mail

AXA Enterprise Shareholder Services

P.O. Box 219731

Kansas City, Missouri 64121-9731

By Overnight Mail:

AXA Enterprise Shareholder Services

330 West 9th Street

Kansas City, Missouri 64105

•   Fill out detachable investment slip from an account statement. If no slip is available, include with the check a letter specifying the fund name, your class of shares, your account number and the registered account name(s).

By Wire
• Call AXA Enterprise Shareholder Services at 1-800-368-3527 to obtain an account number and wire transfer instructions. Your bank may charge you a fee for such a transfer.

•   Visit www.axaenterprise.com to add shares to your account by wire.

•   Instruct your bank to transfer funds to State Street Bank & Trust, ABA # 011000028, Account #99047144, Attn: Custody.

•   Specify the fund name, your class of shares, your account number and the registered account name(s). Your bank may charge you a fee for such a transfer.

Automatic Investing Through Automatic Clearing House (“ACH”)
Automatic Bank Draft Plan

•   Indicate on your application that you would like to begin an automatic investment plan through ACH and the amount of the monthly investment (subject to $250 initial investment and $50 minimum subsequent investment).

•   Send a check marked “Void” or a deposit slip from your bank account with your application.

•   Please call AXA Enterprise Shareholder Services at
1-800-368-3527 for an ACH form. A medallion guarantee may be required to add this privilege.

•   Your bank account may be debited monthly for automatic investment into one or more of the funds for each class. Not available for Class Y shares.

FUND SERVICES

Selling Shares

To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled “Restrictions on Buying, Selling and Exchanging Shares.” In addition, when a shareholder redeems or exchanges shares of an AXA Enterprise Fund (with the exceptions noted herein) which have been held for one month or less, the Trust will assess and retain for the benefit of the remaining shareholders, a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged. For more information, see “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

Through Your Broker or other Financial Professional

•   Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to sell shares. Your broker or financial professional may charge you for its services.

By Mail

•   Write a letter to request a redemption specifying the name of the fund, the class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required (see section entitled “Selling Shares in Writing” and, in particular, the information regarding medallion guarantees).

•   The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

•   Mail your request to:

AXA Enterprise Shareholder Services P.O. Box 219731 Kansas City, MO 64121-9731

•   Your proceeds (less any applicable CDSC) will be delivered by the method you choose. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received. You may also choose to redeem by wire or through ACH (see below).

By Wire

•   Fill out the “Telephone Exchange Privilege and/or Telephone Redemption Privilege” and “Bank Account of Record” sections on your account application.

•   Call AXA Enterprise Shareholder Services at 1-800-368-3527, visit www.axaenterprise.com or indicate in your redemption request letter that you wish to have your proceeds wired to your bank.

•   If you submit a written request, your proceeds may be wired to the bank currently on file. If written instructions are to send the wire to any other bank, or redemption proceeds are greater than $50,000, a medallion guarantee is required. On a telephone request, your proceeds may be wired only to a bank previously designated by you in writing. To change the name of the single designated bank account to receive wire redemption proceeds, you must send a written request with signature(s) guaranteed to the AXA Enterprise Shareholder Services.

•   Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $10) will be deducted from the proceeds. Your bank may also charge you a fee.

By Systematic Withdrawal Plan

•   Please refer to the section entitled “Additional Investor Services” or call AXA Enterprise Shareholder Services at 1-800-368-3527 or your financial professional for more information.

•   Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

FUND SERVICES

By Telephone

•   If you have authorized this service, you may redeem your shares by telephone by calling 1-800-368-3527.

•   If you make a telephone redemption request, you must furnish the name and address of record of the registered owner, the account number and tax ID number, the amount to be redeemed, and the name of the person making the request.

•   Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into another AXA Enterprise Fund. All telephone redemption instructions are recorded and are limited to requests of $50,000 or less. If you have previously linked your bank account to your AXA Enterprise Fund account, you can have the proceeds sent via the ACH system to your bank.

•   Proceeds (less any applicable CDSC) will generally be sent on the next business day.

Use of Check Writing

•   If you hold an account with a balance of more than $5,000 in Class A shares of the Money Market Fund, you may redeem your shares of that fund by redemption check. You may make redemption checks payable in any amount from $500 to $100,000.

•   You may write up to five redemption checks per month without charge. Each additional redemption check in any given month will be subject to a $5 fee. You may obtain redemption checks, without charge, by completing Optional Features section of the account application.

•   The funds may charge a $25 fee for stopping payment of a redemption check upon your request. It is not possible to use a redemption check to close out an account since additional shares accrue daily. Redemptions by check writing may be subject to a CDSC if the Money Market Fund shares being redeemed were purchased by exchanging shares of another fund on which a CDSC was applicable. The funds will honor the check only if there are sufficient funds available in your Money Market Fund account to cover the fee amount of the check plus applicable CDSC, if any.

Participate in the Bank Purchase and Redemption Plan
• You may initiate an ACH Purchase or Redemption directly to a bank account when you have established proper instructions, including all applicable bank information, on the account.

FUND SERVICES

Selling Shares in Writing

To redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. If a written request to sell is required, a letter of instruction signed by the authorized owner is necessary. In certain situations a medallion guarantee or additional documentation may be required.

A medallion guarantee is necessary if:

•	Total redemption proceeds exceed $50,000;

•	A proceeds check for any amount is mailed to an address other than the address of record or not sent to the registered owner(s); or

•	Wire instructions indicate that wire proceeds should be sent to a bank other than the bank currently on file.

A medallion guarantee can be obtained from one of the following sources:

•	A financial professional or securities dealer;

•	A federal savings bank, cooperative or other type of bank;

•	A savings and loan or other thrift institution;

•	A credit union;

•	A securities exchange or clearing agency.

The table shows account types for which additional documentation may be necessary. Please call your financial professional or AXA Enterprise Shareholder Services regarding requirements for other account types.

Seller (Account Type)	Requirements for written requests
Individual, joint, sole proprietorship, UGMA/UTMA (minor accounts)	• The signatures on the letter must include all persons authorized to sign, including title, if applicable. • Medallion guarantee, if applicable (see above).
Corporate or association accounts	• The signature on the letter must include all trustees authorized to sign, including title.
Owners or trustees of trust accounts

•   The signature on the letter must include all trustees authorized to sign, including title.

•   If the names of the trustees are not registered on the account, include a copy of the trust document certified within the past 60 days.

•   Medallion guarantee, if applicable (see above).

Power of Attorney (POA)

•   The signatures on the letter must include the attorney-in-fact, indicating such title.

•   Medallion guarantee, if applicable (see above).

•   Certified copy of the POA document stating it is still in full force and effect, specifying the exact fund and account number, and certified within 60 days of receipt of instructions.*

Qualified retirement benefit plans	• The signature on the letter must include all trustees authorized to sign, including title. • Medallion guarantee, if applicable (see above).
IRAs	• Additional documentation and distribution forms required.
*	Certification may be made on court documents by the court, usually certified by the clerk of court. POA certification may be made by a commercial bank, broker/member of a domestic stock exchange or practicing attorney.

FUND SERVICES

Exchanging Shares

How to Exchange Fund Shares

Shares of each fund generally may be exchanged for shares of the same class of any other AXA Enterprise Fund, which currently includes funds of the Trust and funds comprising AXA Enterprise Multimanager Funds Trust and The Enterprise Group of Funds, Inc., series of mutual funds for which AXA Equitable or Enterprise Capital Management, Inc. (“Enterprise Capital”), an affiliate of AXA Equitable, serves as the investment manager and for which AXA Equitable or Enterprise Capital has retained one or more sub-advisers to provide day-to-day management, without paying a sales charge or a CDSC. Shares of each AXA Enterprise Fund also may be acquired in exchange for shares of the same class of any other AXA Enterprise Fund without paying a sales charge or CDSC. For more information about any AXA Enterprise Fund that is not described in this prospectus, including each fund’s investment policies and strategies, risks, charges and expenses, visit www.axaenterprise.com or call 1-800-432-4320 for a prospectus. Please read the prospectus carefully before investing.

If an exchange results in opening a new account, you are subject to the applicable minimum investment requirement. All exchanges also are subject to the eligibility requirements of the AXA Enterprise Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the fund may be legally sold. The funds may also discontinue or modify the exchange privilege on a prospective basis at any time upon notice to shareholders in accordance with applicable law. For federal income tax purposes, an exchange of fund shares for shares of another AXA Enterprise Fund is treated as a sale on which gain or loss may be recognized.

In addition, when a shareholder redeems or exchanges shares of an AXA Enterprise Fund (with the exceptions noted herein) which have been held for one month or less, the Trust will assess and retain for the benefit of the remaining shareholders, a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged. For more information, see “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

Through Your Broker or other Financial Professional
• Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to sell shares.
By Mail

•   Write a letter to request a redemption specifying the name of the fund from which you are exchanging, the account name(s) and address, the account number, the dollar amount or number of shares to be exchanged and the fund into which you are exchanging.

•   The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

•   Mail your request to:

AXA Enterprise Shareholder Services P.O. Box 219731 Kansas City, MO 64121-9731
By Telephone

•   If you have authorized this service, you may exchange by telephone by calling 1-800-368-3527.

•   If you make a telephone exchange request, you must furnish the name of the fund from which you are exchanging, the name and address of the registered owner, the account number and tax ID number, the dollar amount or number of shares to be exchanged, the fund into which you are exchanging, and the name of the person making the request.

By Website

•   Log into your account portfolio and select “View Account” for the fund from which you would like to make the exchange. On the next screen, choose “Fund Exchange.” Instructions on the following Exchange Request page will guide you through the final process. Previously outlined exchange guidelines apply to any online exchanges.

FUND SERVICES

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

The funds reserve the right to suspend or change the terms of purchasing, selling or exchanging shares.

Purchase and Redemption Restrictions on Market-Timers and Active Traders

Frequent exchanges or purchases and redemptions of AXA Enterprise Fund shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the AXA Enterprise Funds. Such activity may adversely affect fund performance and the interests of long-term investors by requiring the fund to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, to accomodate frequent trades by investors, a fund may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the fund’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a fund cannot predict how much cash it will have to invest. In addition, disruptive exchanges or purchases and redemptions of fund shares may impede efficient fund management and impose increased transaction costs, such as brokerage and tax costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds that invest a significant portion of their assets in foreign securities (e.g., the International Growth Fund, the Global Financial Services Fund and the Global Socially Responsive Fund) tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds, which could result in pricing inefficiencies.

The Trust and the AXA Enterprise Funds discourage frequent exchanges and purchases and redemptions of AXA Enterprise Fund shares by fund shareholders and will not make special arrangements to accommodate such transactions in fund shares. As a general matter, each AXA Enterprise Fund and the Trust reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the AXA Enterprise Fund’s other shareholders or would disrupt the management of the AXA Enterprise Fund.

The Trust’s board has adopted certain procedures to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all shareholders uniformly. It should be recognized, however, that such procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive trading activity, including market timing, will occur or that fund performance will be affected by such activity.

•	The design of such procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all shareholders.

•	There are limits on AXA Equitable’s ability, on behalf of the Trust, to monitor and detect potentially disruptive trading activity and to impose the trading restrictions and redemption fees described herein, particularly in omnibus account arrangements, which means that some shareholders may be treated differently than others, resulting in the risk that some shareholders may be able to engage in frequent purchases and redemptions while others will bear the effect of that activity.

If AXA Equitable, on behalf of the Trust, determines that a shareholder’s exchange or purchase and redemption patterns involving the AXA Enterprise Funds are disruptive to the AXA Enterprise Funds, it may, among other things, refuse or limit any purchase or exchange order. AXA Equitable may also refuse to act on exchange or purchase instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined exchange or purchase and redemption activity of shareholders that it believes are under common ownership, control or direction. AXA Equitable currently considers exchanges into and out of (or vice versa) an AXA Enterprise Fund in less than two-week intervals or exchanges of shares held for less than seven days as potentially disruptive trading activity.

FUND SERVICES

In addition, when a shareholder redeems or exchanges shares of an AXA Enterprise Fund (with the exceptions described below) which have been held for one month or less, the Trust will assess and retain for the benefit of the remaining shareholders, a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged. If the short-term trading fee is $50 or less, it may not be assessed on a redemption or exchange; however, during the 30-day period following a purchase or exchange, the fund reserves the right to collect short-term trading fees relating to a series of transactions by a shareholder if, in the aggregate, the fees total more than $50. The AXA Enterprise Funds will use the “first in, first out” method to determine the shareholder’s holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the shareholder’s account. The AXA Enterprise Funds reserve the right to modify or discontinue the short-term trading fee at any time or from time to time.

The AXA Enterprise Funds will not assess a redemption fee with respect to certain transactions. At this time, the following shares of the AXA Enterprise Funds will not be subject to the redemption fees:

1.	Shares purchased by the reinvestment of dividends or capital gain distributions:

2.	Shares redeemed or exchanged from the Money Market Fund;

3.	Shares redeemed or exchanged by the AXA Enterprise Allocation Funds or the portfolios of the Texas 529 qualified tuition savings plans;

4.	Shares redeemed or exchanged through an automatic, nondiscretionary rebalancing or asset reallocation program approved by AXA Equitable; and

5.	Shares redeemed by an AXA Enterprise Fund to cover various fees (e.g., account fees).

Consistent with seeking to discourage disruptive trading activity, the Trust may also, in its sole discretion and without further notice, change what it considers potentially disruptive trading activity and its monitoring procedures and thresholds, change the amount of its short-term trading fee, as well as change its procedures to restrict this activity.

Selling Restrictions

The table below describes restrictions in place on selling shares of any fund described in this Prospectus.

Restriction	Situation
The fund may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
Each fund reserves the right to suspend account services or refuse transaction requests:	• With a notice of dispute between registered owners. • With suspicion/evidence of a fraudulent act.
A fund may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a fund to make cash payments as determined in the sole discretion of AXA Equitable.
A fund may withhold redemption proceeds until the check or funds have cleared:	• When redemptions are made within 10 calendar days of purchase by check of the shares being redeemed.

If you hold certificates representing your shares, they must be sent with your request for it to be honored. The Distributor recommends that certificates be sent by registered mail.

FUND SERVICES

How Fund Shares are Priced

“Net asset value” is the price of one share of a fund without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of fund shares is determined according to this schedule:

•	A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•	The price you pay or receive for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received “in good order” by the Transfer Agent or an approved financial intermediary (plus or minus applicable sales charges). We consider investments to be received in good order when all required documents and your check or wired funds are received by us, the Transfer Agent or an approved financial intermediary.

•	Requests received by the Transfer Agent or an approved financial intermediary after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open.

•	A fund heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold because foreign securities sometimes trade on days when a fund’s shares are not priced.

Generally, portfolio securities are valued as follows:

•	Equity securities — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) — based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) — amortized cost (which approximates market value). All securities held in the Money Market Fund are valued at amortized cost.

•	Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s board of trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•	Options — last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•	Investment company securities — shares of open-end mutual funds held by a fund will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•	Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith under the direction of the Trust’s board of trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

The Money Market Fund seeks to maintain a constant net asset value per share of $1.00, but there can be no assurance that the Money Market Fund will be able to do so.

FUND SERVICES

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Trust’s calculations of net asset values for each applicable fund when the Trust deems that the particular event or circumstance would materially affect such fund’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include significant price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that the fair value may differ materially from the value realized on a sale. This policy is intended to assure that the fund’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund’s NAV by those traders.

Dividends and Other Distributions

The funds generally distribute most or all of their net investment income and their net realized gains, if any, annually. The Government Securities Fund, High-Yield Bond Fund, Short Duration Bond Fund, Tax-Exempt Income Fund and Money Market Fund normally declare income dividends daily and pay them monthly, and distribute their net realized gains, if any, annually.

Depending on your investment goals and priorities, you may choose to:

•	Reinvest all distributions;

•	Reinvest all distributions in the same class of another AXA Enterprise Fund;

•	Receive income dividends in cash while reinvesting distributions from net capital gains in additional shares of the same class of the fund or in the same class of another AXA Enterprise Fund; or

•	Receive all distributions in cash.

Unless you indicate otherwise, distributions will automatically be reinvested in shares of the same class of the fund at net asset value.

For more information or to change your distribution option, contact the Trust in writing, contact your broker or call 1-800-368-3527.

Tax Consequences

Each fund intends to meet all requirements of the Internal Revenue Code necessary to continue to qualify for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on net income and capital gains it distributes to its shareholders.

Fund distributions paid to you, whether in cash or reinvested in additional shares, are generally taxable to you (unless you invest through a tax-exempt vehicle such as an IRA or 401K plan). Distributions derived from net investment income or the excess of net short-term capital gain over net long-term capital loss are taxable at ordinary income tax rates, except that a fund’s dividends attributable to “qualified dividend income” (i.e., dividends it receives on stock of most U.S. and certain foreign corporations with respect to which the fund satisfies certain holding period, debt-financing and other restrictions) generally are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to the fund shares on which the dividends were paid. Distributions of net gains from investments that a fund owns for more than one year and that it designates as capital gain dividends generally are taxable to you as long-term capital gain, regardless of how long you have held fund shares, and also are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain the fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2009.

FUND SERVICES

Tax Exempt Income Fund

Dividends derived from interest on municipal securities and designated by the Tax-Exempt Income Fund as, “exempt interest dividends” by written notice to its shareholders are not subject to federal income tax. Dividends derived from net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) the Tax-Exempt Income Fund realizes are taxable to its shareholders as long-term capital gain upon distribution. Any net short-term capital gain, taxable interest income or accrued market discount realized by the Tax-Exempt Income Fund will be taxable as ordinary income upon distribution. These rules apply whether a distribution is made in cash or in additional shares. Any capital loss realized from Tax-Exempt Income Fund shares held for six months or less is disallowed to the extent of exempt-interest dividends received on them.

The Tax-Exempt Income Fund’s dividends attributable to income from certain “private activity” bonds will be items of tax preference for federal alternative minimum tax purposes. The receipt of exempt-interest dividends also may have additional tax consequences. Certain of these are described in the SAI.

The treatment for state and local tax purposes of distributions from the Tax-Exempt Income Fund representing interest on municipal securities will vary according to applicable state and local laws.

An exchange of shares of a fund for shares of another AXA Enterprise Fund is treated as a sale thereof, and any resulting gain or loss will be subject to federal income tax; any such gain an individual shareholder recognizes on an exchange, or on a redemption, of his or her fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate. If you purchase shares of a fund shortly before it declares a distribution, a portion of the purchase price may be returned to you as a taxable distribution even though it represents, in effect, a partial return of your investment.

If you receive more than $10 in a year in dividends from a fund or redemption proceeds that exceed $600 for the year, you will receive a Form 1099 in January of the following year to help you report those distributions and gain or loss on the redemption on your federal income tax return. Be sure to keep that form as a permanent record. A fee may be charged for any duplicate forms that are requested.

You should consult your tax adviser about federal, state and local taxes that may apply to the distributions you receive.

FUND SERVICES

Additional Information

Additional Investor Services

Automatic Bank Draft Plan.

An Automatic Bank Draft Plan is available for investors who wish to purchase shares of one or more of the AXA Enterprise Funds for each class (except Class Y) in amounts of $50 or more on a regular basis by having the amount of the investment automatically deducted from the investor’s checking account. The minimum initial investment for this Plan is $250. Forms authorizing this service are available from the Trust. To join the Automatic Investment Program, please refer to the section entitled “Buying Shares.”

Automatic Dollar Cost Averaging Plan

You may have your shares automatically invested on a monthly basis into the same class of one or more of the AXA Enterprise Funds. As long as you maintain a balance of $2,000 in the account from which you are transferring your shares, you may transfer $50 or more to an established account in another AXA Enterprise Fund or you may open a new account with $250 or more. This policy also applies to Class Y shares if you are not subject to the minimum. To join the Automatic Investment Program, please refer to the section entitled “Buying Shares.”

Automatic Reinvestment Plan

Dividends and capital gains distributions may be automatically reinvested in the same class of shares without a sales charge. This does not apply to the Money Market Fund dividends invested in another AXA Enterprise Fund, which may be subject to a sales charge.

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another AXA Enterprise Fund, subject to the eligibility requirements of that other AXA Enterprise Fund and to state securities law requirements. Shares will be purchased at the selected AXA Enterprise Fund’s net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other AXA Enterprise Fund, please carefully read the relevant information about it in the Prospectus.

Automatic Exchange Plan

AXA Enterprise Funds have an automatic exchange plan under which shares of a class of an AXA Enterprise Fund are automatically exchanged each month for shares for the same class of other AXA Enterprise Funds. There is no fee for exchanges made under this plan, but there may be a sales charge or tax consequences in certain circumstances. Please refer to the SAI for more information.

Systematic Withdrawal Plan

If you have at least $5,000 in your account, you may participate in a systematic withdrawal plan. Under this plan, you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any AXA Enterprise Fund. The proceeds of each withdrawal will be mailed to you or as you otherwise direct in writing, including to a life insurance company, including an affiliate of the Manager. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The maximum annual rate at which Class B shares may be sold under a systematic withdrawal plan is 10% of the net asset value of the account. The AXA Enterprise Funds process sales through a systematic withdrawal plan on the 15th day of the month or the following business day if the 15th is not a business day. Any income or capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, sales for the purpose of making such payments may reduce or even exhaust the account. You should not purchase Class A shares while participating in a systematic withdrawal plan because you may be redeeming shares upon which a sales charge was already paid

FUND SERVICES

unless you purchased shares at net asset value. The AXA Enterprise Fund will not knowingly permit additional investments of less than $2,000 if you are making systematic withdrawals at the same time. The AXA Enterprise Fund will waive the CDSC on redemptions of shares made pursuant to a systematic withdrawal plan if the proceeds do not exceed 10% annually of the net asset value of the account. The AXA Enterprise Fund may amend the terms of the systematic withdrawal plan on 30 days’ notice. You or the AXA Enterprise Funds may terminate the plan at any time.

Automatic Bank Purchase Plan

If you have your bank account linked to your AXA Enterprise account, you can call Shareholder Services at 1-800-368-3527 prior to 4:00 p.m. Eastern Standard Time and purchase shares at that day’s closing price. The money will be taken from your bank account within one to five days.

AXA Enterprise Funds-Related Web Site

Visit www.axaenterprise.com to review your account balance and recent transaction, to view daily prices and performance information or to order duplicate account statements and tax information.

Transactions Through Processing Organizations

You may purchase or sell AXA Enterprise Fund shares through an organization that provides recordkeeping and consulting serves to 401(k) plans or other employee benefit plans or other omnibus accounts (“Processing Organization”). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the AXA Enterprise Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the AXA Enterprise Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The AXA Enterprise Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from AXA Equitable or its affiliates and certain Processing Organizations may receive compensation from the AXA Enterprise Funds for shareholder recordkeeping and similar services.

GLOSSARY OF TERMS

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units as publicly quoted prices.

Capital gain distributions — Payments to a fund’s shareholders of profits earned from selling securities in that fund’s portfolio. Capital gains distributions are usually paid once a year.

Derivative — A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records or assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued as its current market price.

Growth Investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Income Investing — An investment style that emphasizes companies with dividend-paying common stock.

Interest Rate — Rate of interest charged for use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a fund’s total net assets by the number of shares outstanding.

Price-to-book ratio — Current market price of a stock divided by its book value, or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluation the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield — The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized based upon a formula developed by the SEC.

DESCRIPTION OF BENCHMARKS

Each fund’s performance is compared to that of a broad-based securities market index.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based index.

Lehman Brothers 1-3 Year Government/Credit Index

A subset of Lehman Brothers Government Credit Index, it includes all government and investment grade corporate bonds with maturities of one to three years. It includes reinvested interest and does not include any management fees or expenses.

Lehman Brothers Intermediate Government Bond Index

Includes all issues with maturities of one to 9.99 years contained in the Lehman Brothers Government Bond Index, which includes all publicly held U.S. Treasury debt or any governmental agency thereof, quasi-federal corporation, or corporate debt guaranteed by the U.S. government with a minimum maturity of one year and minimum outstanding par amount of $1 million. The Lehman Brothers Government Intermediate Bond Index is constructed the same way. Average weighted maturity is approximately four years. The index excludes transaction and holding charges.

Lehman Brothers Municipal Bond Index

Includes approximately 34,097 bonds as of February 28, 2005. To be included in the Lehman Brothers Municipal Bond Index, bonds must have a minimum credit rating by Moody’s of Baa3. The bonds must have been issued after December 31, 1990 and have a remaining maturity of at least one year. In addition, the index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds (with ratings of Aaa by Moody’s or AAA by S&P) and prefunded bonds.

Merrill Lynch High Yield Master Cash Pay Index

A publicly reported unmanaged composite index of hypothetical return on investment in approximately 1075 high yield debt securities of at least $100 million par amount outstanding. Ratings range from Ba1 to C by Moody’s and BB+ to C by S&P.

Morgan Stanley Capital International EAFE Index

Contains market capitalization weighted sampling of securities deemed by Morgan Stanley Capital International (“MSCI”) to be representative of the market structure of the developed equity markets in Europe, Australia and the Far East. To construct the index, MSCI targets at least 60% coverage of the market capitalization of each industry within each country in the EAFE index. Companies with less than 40% of their market capitalization publicly traded are float-adjusted to include only a fraction of their market capitalization in the broader EAFE index. EAFE index assumes dividends reinvested net of withholding taxes and do not reflect any fees and expenses.

Morgan Stanley Capital International World Financial Services Index

The MSCI World Financial Services Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. It is unmanaged index composed of stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East and is focused on those stocks in the financial services sector. It includes reinvested dividends.

Morgan Stanley Capital International World Index

The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Contains an unmanaged index composed of more than 1400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes reinvested dividends.

DESCRIPTION OF BENCHMARKS (cont’d)

Russell 1000 Index

The Russell 1000 Index (“Russell 1000”) is an unmanaged index of common stocks that measures the performance of the 1000 largest companies in the Russell 3000 Index (“Russell 3000”) and represents approximately 92% of the total market capitalization of the Russell 3000.

Russell 1000 Growth Index

The Russell 1000 Growth Index is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index

The Russell 1000 Value Index is an unmanaged index of common stocks that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index

The Russell 2000 Index (“Russell 2000”) is an unmanaged index of common stocks that measures the performance of the 2000 smallest companies in the Russell 3000 Index (“Russell 3000”) and represents approximately 8% of the total market capitalization of the Russell 3000.

Russell 2000 Growth Index

The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index

The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Index

The Russell 3000 Index (“Russell 3000”) is an unmanaged index of common stocks that measures the performance of the 3000 largest companies based on total market capitalization and represents approximately 98% of the investable U.S. equity market.

Standard & Poor’s 500 Index

Contains 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor’s to be representative of the larger capitalization portion of the U.S. Stock Market. The index is capitalization weighted, thereby giving greater weight to companies with the larges market capitalizations.

30-Day T-Bill

A measure of the 30-day rate of return for U.S. Treasury bills.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each fund’s financial performance for the periods shown. Each fund is the successor to a substantially similar investment company, as described above in the sections entitled “Fund Performance.” The financial information in the tables below was derived from the Trust’s financial statements as well as those of the relevant predecessor fund’s statements, which were audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report along with the financial statements of the Trust, is included in the Annual Report for the Trust. This information should be read in conjunction with the financial statements contained in the Annual Report for the Trust, which are incorporated by reference into the Trust’s SAI and are available upon request.

Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

AXA ENTERPRISE CAPITAL APPRECIATION FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Capital Appreciation Fund (Class A)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$29.94	$29.66	$22.47	$27.23	$34.21	$46.61

Income (loss) from investment operations:
Net investment loss	(0.19)	(0.14)	(0.21)	(0.25)	(0.24)	(0.25)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.11	0.42	7.40	(4.51)	(6.75)	(5.44)

Total from investment operations	3.92	0.28	7.19	(4.76)	(6.99)	(5.69)

Less distributions:
Distributions from realized gains	—	—	—	—	—	(6.71)

Redemption fees	— #	— #	— #	— #	0.01	—

Net asset value, end of period	$33.86	$29.94	$29.66	$22.47	$27.23	$34.21

Total return (b)†	13.09%	0.94%	32.00%	(17.48)%	(20.40)%	(14.19)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$195,039	$159,201	$147,894	$96,878	$128,957	$176,467
Ratio of expenses to average net assets:
After waivers (a)	1.65%	1.61%	1.62%	1.67%	1.61%	1.52%
After waivers and fees paid indirectly (a)	1.62%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.65%	1.63%	1.62%	1.67%	1.63%	1.52%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.60)%	(0.56)%	(0.82)%	(0.95)%	(0.84)%	(0.64)%
After waivers and fees paid indirectly (a)	(0.57)%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.60)%	(0.58)%	(0.82)%	(0.95)%	(0.86)%	(0.64)%
Portfolio turnover rate (f)	74%	69%	82%	111%	111%	140%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	—	**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
AXA Enterprise Capital Appreciation Fund (Class B)				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$27.81	$27.69		$21.09	$25.70	$32.47	$44.80

Income (loss) from investment operations:
Net investment loss	(0.34)	(0.25)		(0.33)	(0.37)	(0.37)	(0.43)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.81	0.37		6.93	(4.24)	(6.40)	(5.19)

Total from investment operations	3.47	0.12		6.60	(4.61)	(6.77)	(5.62)

Less distributions:
Distributions from realized gains	—	—		—	—	—	(6.71)

Redemption fees	— #	—	#	— #	—	—	—

Net asset value, end of period	$31.28	$27.81		$27.69	$21.09	$25.70	$32.47

Total return (b)†	12.51%	0.43%		31.29%	(17.94)%	(20.85)%	(14.65)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$75,060	$66,639		$70,714	$44,262	$56,243	$74,887
Ratio of expenses to average net assets:
After waivers (a)	2.20%	2.16%		2.17%	2.22%	2.16%	2.08%
After waivers and fees paid indirectly (a)	2.17%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.20%	2.18%		2.17%	2.22%	2.18%	2.08%
Ratio of net investment loss to average net assets:
After waivers (a)	(1.15)%	(1.11	)%(e)	(1.39)%	(1.51)%	(1.40)%	(1.17)%
After waivers and fees paid indirectly (a)	(1.12)%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(1.15)%	(1.13	)%(e)	(1.39)%	(1.51)%	(1.42)%	(1.17)%
Portfolio turnover rate (f)	74%	69%		82%	111%	111%	140%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	—		**	**	**	**	**

AXA ENTERPRISE CAPITAL APPRECIATION FUND (cont’d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Capital Appreciation Fund (Class C)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$28.62	$28.49	$21.70	$26.43	$33.40	$45.85

Income (loss) from investment operations:
Net investment loss	(0.35)	(0.26)	(0.35)	(0.38)	(0.38)	(0.44)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.92	0.39	7.14	(4.35)	(6.59)	(5.30)

Total from investment operations	3.57	0.13	6.79	(4.73)	(6.97)	(5.74)

Less distributions:
Distributions from realized gains	—	—	—	—	—	(6.71)

Redemption fees	— #	— #	— #	—	—	—

Net asset value, end of period	$32.19	$28.62	$28.49	$21.70	$26.43	$33.40

Total return (b)†	12.47%	0.46%	31.29%	(17.90)%	(20.87)%	(14.57)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$60,395	$37,032	$28,922	$15,135	$17,156	$23,483
Ratio of expenses to average net assets:
After waivers (a)	2.20%	2.16%	2.16%	2.22%	2.16%	2.08%
After waivers and fees paid indirectly (a)	2.17%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.20%	2.18%	2.16%	2.22%	2.18%	2.08%
Ratio of net investment loss to average net assets:
After waivers (a)	(1.15)%	(1.11)%	(1.39)%	(1.51)%	(1.39)%	(1.17)%
After waivers and fees paid indirectly (a)	(1.12)%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(1.15)%	(1.13)%	(1.39)%	(1.51)%	(1.41)%	(1.17)%
Portfolio turnover rate (f)	74%	69%	82%	111%	111%	140%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	—	**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
AXA Enterprise Capital Appreciation Fund (Class Y)				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$31.01	$30.62		$23.09	$27.85	$34.84	$47.14

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.03)		(0.12)	(0.14)	(0.11)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.27	0.42		7.65	(4.62)	(6.88)	(5.52)

Total from investment operations	4.23	0.39		7.53	(4.76)	(6.99)	(5.59)

Less distributions:
Distributions from realized gains	—	—		—	—	—	(6.71)

Redemption fees	—	—	#	— #	—	—	—

Net asset value, end of period	$35.24	$31.01		$30.62	$23.09	$27.85	$34.84

Total return (b)	13.64%	1.27%		32.61%	(17.09)%	(20.06)%	(13.77)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$49,158	$7,125		$4,033	$970	$433	$532
Ratio of expenses to average net assets:
After waivers (a)	1.20%	1.16	%(e)	1.16%	1.23%	1.16%	1.08%
After waivers and fees paid indirectly (a)	1.17%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.20%	1.18	%(e)	1.16%	1.23%	1.18%	1.08%
Ratio of net investment loss to average net assets:
After waivers (a).	(0.15)%	(0.11)%		(0.46)%	(0.56)%	(0.40)%	(0.19)%
After waivers and fees paid indirectly (a)	(0.12)%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.15)%	(0.13)%		(0.46)%	(0.56)%	(0.42)%	(0.19)%
Portfolio turnover rate (f)	74%	69%		82%	111%	111%	140%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	—		**	**	**	**	**

AXA ENTERPRISE DEEP VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,		May 31, 2001* to December 31, 2001(c)
AXA Enterprise Deep Value Fund (Class A)			2003(c)	2002(c)
Net asset value, beginning of period	$9.92	$9.71	$7.59	$9.93	$10.00

Income (loss) from investment operations:
Net investment income	0.12	0.05	0.07	0.06	0.02
Net realized and unrealized gain (loss) on investments	1.14	0.16	2.12	(2.34)	(0.06)

Total from investment operations	1.26	0.21	2.19	(2.28)	(0.04)

Less distributions:
Dividends from net investment income	(0.07)	—	(0.07)	(0.05)	—
Distributions from realized gains	—	—	—	(0.01)	(0.03)

Total dividends and distributions	(0.07)	—	(0.07)	(0.06)	(0.03)

Redemption fees	— #	—	—	—	(0.03)

Net asset value, end of period	$11.11	$9.92	$9.71	$7.59	$9.93

Total return (b)†	12.75%	2.16%	28.87%	(22.97)%	(0.41)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$26,583	$17,347	$13,462	$6,037	$4,085
Ratio of expenses to average net assets:
After waivers (a)	1.50%	1.50%	1.50%	1.50%	1.50%
After waivers and fees paid indirectly (a)	1.33%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.91%	1.88%	2.06%	2.29%	4.31%
Ratio of net investment income to average net assets:
After waivers (a)	0.89%	0.63%	0.90%	0.67%	0.28%
After waivers and fees paid indirectly (a)	1.06%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.48%	0.25%	0.34%	(0.12)%	(2.53)%
Portfolio turnover rate (f)	101%	34%	30%	43%	16%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.06	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,		May 31, 2001* to December 31, 2001(c)
AXA Enterprise Deep Value Fund (Class B)				2003(c)	2002(c)
Net asset value, beginning of period	$9.83	$9.67		$7.57	$9.90	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06	0.01		0.03	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	1.13	0.15		2.10	(2.32)	(0.05)

Total from investment operations	1.19	0.16		2.13	(2.31)	(0.07)

Less distributions:
Dividends from net investment income	(0.01)	—		(0.03)	(0.01)	—
Distributions from realized gains	—	—		—	(0.01)	(0.03)

Total dividends and distributions	(0.01)	—		(0.03)	(0.02)	(0.03)

Redemption Fees	— #	—		—	—	—

Net asset value, end of period	$11.01	$9.83		$9.67	$7.57	$9.90

Total return (b)†	12.14%	1.65%		28.14%	(23.35)%	(0.71)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$16,681	$14,634		$11,917	$6,515	$4,856
Ratio of expenses to average net assets:
After waivers (a)	2.05%	2.05%		2.05%	2.05%	2.05%
After waivers and fees paid indirectly (a)	1.88%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.46%	2.43%		2.62%	2.86%	4.87%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.34%	0.08	%(e)	0.36%	0.12%	(0.28)%
After waivers and fees paid indirectly (a)	0.51%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.07)%	(0.30	)%(e)	(0.21)%	(0.69)%	(3.10)%
Portfolio turnover rate (f)	101%	34%		30%	43%	16%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.06		**	**	**	**

AXA ENTERPRISE DEEP VALUE FUND (cont’d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,		May 31, 2001* to December 31, 2001(c)
AXA Enterprise Deep Value Fund (Class C)				2003(c)	2002(c)
Net asset value, beginning of period	$9.83	$9.67		$7.57	$9.90	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06	0.01		0.03	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	1.13	0.15		2.10	(2.32)	(0.06)

Total from investment operations	1.19	0.16		2.13	(2.31)	(0.07)

Less distributions:
Dividends from net investment income	(0.01)	—		(0.03)	(0.01)	—
Distributions from realized gains	—	—		—	(0.01)	(0.03)

Total dividends and distributions	(0.01)	—		(0.03)	(0.02)	(0.03)

Net asset value, end of period	$11.01	$9.83		$9.67	$7.57	$9.90

Total return (b)†	12.14%	1.65%		28.20%	(23.38)%	(0.71)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,034	$6,805		$5,020	$2,374	$2,039
Ratio of expenses to average net assets:
After waivers (a)	2.05%	2.05%		2.05%	2.05%	2.05%
After waivers and fees paid indirectly (a)	1.88%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.46%	2.43%		2.61%	2.86%	4.88%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.34%	0.08	%(e)	0.35%	0.13%	(0.26)%
After waivers and fees paid indirectly (a)	0.51%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.07)%	(0.30	)%(e)	(0.21)%	(0.68)%	(3.09)%
Portfolio turnover rate (f)	101%	34%		30%	43%	16%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.06		**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,		May 31, 2001* to December 31, 2001(c)
AXA Enterprise Deep Value Fund (Class Y)				2003(c)	2002(c)
Net asset value, beginning of period	$10.00	$9.75		$7.61	$9.95	$10.00

Income (loss) from investment operations:
Net investment income	0.17	0.09		0.12	0.10	0.04
Net realized and unrealized gain (loss) on investments	1.14	0.16		2.12	(2.35)	(0.06)

Total from investment operations	1.31	0.25		2.24	(2.25)	(0.02)

Less distributions:
Dividends from net investment income	(0.12)	—		(0.10)	(0.08)	—
Distributions from realized gains	—	—		—	(0.01)	(0.03)

Total dividends and distributions	(0.12)	—		(0.10)	(0.09)	(0.03)

Net asset value, end of period	$11.19	$10.00		$9.75	$7.61	$9.95

Total return (b)	13.16%	2.56%		29.45%	(22.61)%	(0.21)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,558	$353		$294	$251	$166
Ratio of expenses to average net assets:
After waivers (a)	1.05%	1.05%		1.05%	1.05%	1.05%
After waivers and fees paid indirectly (a)	0.88%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.46%	1.43%		1.63%	1.88%	3.90%
Ratio of net investment income to average net assets:
After waivers (a)	1.34%	1.08	%(e)	1.39%	1.13%	0.71%
After waivers and fees paid indirectly (a)	1.51%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.93%	0.70	%(e)	0.81%	0.30%	(2.14)%
Portfolio turnover rate (f)	101%	34%		30%	43%	16%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.05		**	**	**	**

AXA ENTERPRISE EQUITY FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Equity Fund (Class A)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$5.98	$5.82	$3.86	$5.50	$6.81	$7.26

Income (loss) from investment operations:
Net investment loss	(0.08)	(0.06)	(0.06)	(0.06)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	0.59	0.22	2.02	(1.58)	(1.21)	(0.26)

Total from investment operations	0.51	0.16	1.96	(1.64)	(1.28)	(0.33)

Less distributions:
Distributions from realized gains	—	—	—	—	(0.03)	(0.12)

Redemption fees	— #	— #	— #	— #	—	—

Net asset value, end of period	$6.49	$5.98	$5.82	$3.86	$5.50	$6.81

Total return (b)†	8.53%	2.75%	50.78%	(29.82)%	(18.75)%	(4.82)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$71,516	$74,983	$74,468	$34,148	$55,677	$54,319
Ratio of expenses to average net assets:
After waivers (a)	1.60%	1.60%	1.60%	1.60%	1.60%	1.60%
After waivers and fees paid indirectly (a)	1.59%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.74%	1.64%	1.66%	1.78%	1.70%	1.79%
Ratio of net investment loss to average net assets:
After waivers (a)	(1.30)%	(1.27)%	(1.24)%	(1.29)%	(1.21)%	(0.89)%
After waivers and fees paid indirectly (a)	(1.29)%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(1.44)%	(1.31)%	(1.30)%	(1.47)%	(1.31)%	(1.08)%
Portfolio turnover rate (f)	13%	16%	19%	15%	19%	27%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.01	**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Equity Fund (Class B)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$5.76	$5.63	$3.76	$5.38	$6.69	$7.17

Income (loss) from investment operations:
Net investment loss	(0.11)	(0.09)	(0.09)	(0.08)	(0.10)	(0.11)
Net realized and unrealized gain (loss) on investments	0.56	0.22	1.96	(1.54)	(1.18)	(0.25)

Total from investment operations	0.45	0.13	1.87	(1.62)	(1.28)	(0.36)

Less distributions:
Distributions from realized gains	—	—	—	—	(0.03)	(0.12)

Redemption fees	— #	— #	— #	—	—	—

Net asset value, end of period	$6.21	$5.76	$5.63	$3.76	$5.38	$6.69

Total return (b)†	7.81%	2.31%	49.73%	(30.11)%	(19.09)%	(5.30)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$46,583	$54,059	$54,939	$32,037	$52,441	$55,021
Ratio of expenses to average net assets:
After waivers (a)	2.15%	2.15%	2.15%	2.15%	2.15%	2.15%
After waivers and fees paid indirectly (a)	2.14%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.29%	2.19%	2.22%	2.34%	2.25%	2.35%
Ratio of net investment loss to average net assets:
After waivers (a)	(1.85)%	(1.82)%	(1.80)%	(1.84)%	(1.76)%	(1.44)%
After waivers and fees paid indirectly (a)	(1.84)%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(1.99)%	(1.86)%	(1.87)%	(2.03)%	(1.86)%	(1.64)%
Portfolio turnover rate (f)	13%	16%	19%	15%	19%	27%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.01	**	**	**	**	**

AXA ENTERPRISE EQUITY FUND (cont’d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
AXA Enterprise Equity Fund (Class C)				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$5.76	$5.63		$3.76	$5.39	$6.69	$7.17

Income (loss) from investment operations:
Net investment loss	(0.11)	(0.09)		(0.09)	(0.08)	(0.10)	(0.10)
Net realized and unrealized gain (loss) on investments	0.57	0.22		1.96	(1.55)	(1.17)	(0.26)

Total from investment operations	0.46	0.13		1.87	(1.63)	(1.27)	(0.36)

Less distributions:
Distributions from realized gains	—	—		—	—	(0.03)	(0.12)

Redemption fees	— #	—	#	— #	—	—	—

Net asset value, end of period	$6.22	$5.76		$5.63	$3.76	$5.39	$6.69

Total return (b)†	7.99%	2.31%		49.73%	(30.24)%	(18.94)%	(5.30)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$36,834	$42,206		$38,988	$21,557	$35,995	$32,620
Ratio of expenses to average net assets:
After waivers (a)	2.15%	2.15%		2.15%	2.15%	2.15%	2.15%
After waivers and fees paid indirectly (a)	2.14%	N/A		N/A	N/A	N/A	N/A
Before waivers (a)	2.29%	2.19	%(e)	2.22%	2.34%	2.25%	2.33%
Ratio of net investment loss to average net assets:
After waivers (a)	(1.85)%	(1.82)%		(1.80)%	(1.84)%	(1.76)%	(1.46)%
After waivers and fees paid indirectly (a)	(1.84)%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(1.99)%	(1.86)%		(1.87)%	(2.03)%	(1.86)%	(1.64)%
Portfolio turnover rate (f)	13%	16%		19%	15%	19%	27%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.01		**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
AXA Enterprise Equity Fund (Class Y)				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$6.13	$5.94		$3.93	$5.57	$6.85	$7.26

Income (loss) from investment operations:
Net investment loss.	(0.05)	(0.04)		(0.04)	(0.04)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	0.61	0.23		2.05	(1.60)	(1.21)	(0.26)

Total from investment operations	0.56	0.19		2.01	(1.64)	(1.25)	(0.29)

Less distributions:
Distributions from realized gains	—	—		—	—	(0.03)	(0.12)

Redemption fees	—	—	#	— #	—	—	—

Net asset value, end of period	$6.69	$6.13		$5.94	$3.93	$5.57	$6.85

Total return (b)	9.14%	3.20%		51.15%	(29.44)%	(18.21)%	(4.26)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$9,408	$4,802		$2,166	$918	$1,004	$376
Ratio of expenses to average net assets:
After waivers (a)	1.15%	1.15%		1.15%	1.15%	1.15%	1.15%
After waivers and fees paid indirectly (a)	1.14%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.29%	1.19	%(e)	1.22%	1.35%	1.24%	1.37%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.85)%	(0.82)%		(0.79)%	(0.83)%	(0.77)%	(0.43)%
After waivers and fees paid indirectly (a)	(0.84)%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.99)%	(0.86)%		(0.86)%	(1.03)%	(0.86)%	(0.65)%
Portfolio turnover rate (f)	13%	16%		19%	15%	19%	27%
Effect of contractual expense limitation during the period
Per share benefit to net investment loss	$0.01		**	**	**	**	**

AXA ENTERPRISE EQUITY INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Equity Income Fund (Class A)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$25.21	$22.98	$18.40	$22.12	$25.72	$27.48

Income (loss) from investment operations:
Net investment income	0.35	0.21	0.25	0.19	0.20	0.22
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.98	2.15	4.58	(3.55)	(3.24)	1.10

Total from investment operations	2.33	2.36	4.83	(3.36)	(3.04)	1.32

Less distributions:
Dividends from net investment income	(0.16)	(0.13)	(0.25)	(0.19)	(0.18)	(0.22)
Distributions from realized gains	(0.35)	—	—	(0.17)	(0.38)	(2.86)

Total dividends and distributions	(0.51)	(0.13)	(0.25)	(0.36)	(0.56)	(3.08)

Redemption fees	— #	— #	—	—	—	—

Net asset value, end of period	$27.03	$25.21	$22.98	$18.40	$22.12	$25.72

Total return (b)†	9.27%	10.28%	26.38%	(15.23)%	(11.83)%	5.44%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$110,097	$90,020	$70,505	$60,165	$79,215	$95,009
Ratio of expenses to average net assets:
After waivers (a)	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
After waivers and fees paid indirectly (a)	1.48%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.71%	1.62%	1.65%	1.67%	1.58%	1.52%
Ratio of net investment income to average net assets:
After waivers (a)	1.29%	1.05%	1.33%	0.91%	0.84%	0.83%
After waivers and fees paid indirectly (a)	1.31%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.08%	0.93%	1.18%	0.74%	0.76%	0.81%
Portfolio turnover rate (f)	96%	57%	105%	41%	48%	33%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.06	**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Equity Income Fund (Class B)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$24.74	$22.60	$18.11	$21.77	$25.32	$27.10

Income (loss) from investment operations:
Net investment income.	0.20	0.10	0.15	0.07	0.07	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.93	2.10	4.49	(3.48)	(3.18)	1.09

Total from investment operations	2.13	2.20	4.64	(3.41)	(3.11)	1.16

Less distributions:
Dividends from net investment income	(0.08)	(0.06)	(0.15)	(0.08)	(0.06)	(0.08)
Distributions from realized gains	(0.35)	—	—	(0.17)	(0.38)	(2.86)

Total dividends and distributions	(0.43)	(0.06)	(0.15)	(0.25)	(0.44)	(2.94)

Redemption fees	— #	— #	—	—	—	—

Net asset value, end of period	$26.44	$24.74	$22.60	$18.11	$21.77	$25.32

Total return (b)†	8.65%	9.76%	25.68%	(15.67)%	(12.28)%	4.88%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$49,907	$43,698	$37,491	$30,879	$38,273	$40,221
Ratio of expenses to average net assets:
After waivers (a)	2.05%	2.05%	2.05%	2.05%	2.05%	2.05%
After waivers and fees paid indirectly (a)	2.03%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.26%	2.17%	2.19%	2.22%	2.13%	2.07%
Ratio of net investment income to average net assets:
After waivers (a)	0.74%	0.50%	0.78%	0.36%	0.29%	0.28%
After waivers and fees paid indirectly (a)	0.76%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.53%	0.38%	0.64%	0.19%	0.21%	0.26%
Portfolio turnover rate (f)	96%	57%	105%	41%	48%	33%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.06	**	**	**	**	**

AXA ENTERPRISE EQUITY INCOME FUND (cont’d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
AXA Enterprise Equity Income Fund (Class C)				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$24.90	$22.75		$18.23	$21.92	$25.49	$27.26

Income (loss) from investment operations:
Net investment income	0.20	0.10		0.15	0.07	0.07	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.96	2.12		4.52	(3.51)	(3.20)	1.10

Total from investment operations	2.16	2.22		4.67	(3.44)	(3.13)	1.17

Less distributions:
Dividends from net investment income	(0.08)	(0.07)		(0.15)	(0.08)	(0.06)	(0.08)
Distributions from realized gains	(0.35)	—		—	(0.17)	(0.38)	(2.86)

Total dividends and distributions	(0.43)	(0.07)		(0.15)	(0.25)	(0.44)	(2.94)

Redemption fees	— #	—	#	—	—	—	—

Net asset value, end of period	$26.63	$24.90		$22.75	$18.23	$21.92	$25.49

Total return (b)†	8.71%	9.76%		25.70%	(15.69)%	(12.28)%	4.89%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$15,741	$12,910		$9,452	$6,829	$8,093	$8,391
Ratio of expenses to average net assets:
After waivers (a)	2.05%	2.05%		2.05%	2.05%	2.05%	2.05%
After waivers and fees paid indirectly (a)	2.03%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.26%	2.17	%(e)	2.19%	2.22%	2.13%	2.07%
Ratio of net investment income to average net assets:
After waivers (a)	0.74%	0.50	%(e)	0.78%	0.36%	0.29%	0.28%
After waivers and fees paid indirectly (a)	0.76%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.53%	0.38	%(e)	0.64%	0.19%	0.21%	0.26%
Portfolio turnover rate (f)	96%	57%		105%	41%	48%	33%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.06		**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
AXA Enterprise Equity Income Fund (Class Y)				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$25.24	$22.97		$18.38	$22.10	$25.70	$27.46

Income (loss) from investment operations:
Net investment income	0.48	0.30		0.34	0.28	0.30	0.33
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.98	2.15		4.59	(3.55)	(3.23)	1.11

Total from investment operations	2.46	2.45		4.93	(3.27)	(2.93)	1.44

Less distributions:
Dividends from net investment income	(0.22)	(0.18)		(0.34)	(0.28)	(0.29)	(0.34)
Distributions from realized gains	(0.35)	—		—	(0.17)	(0.38)	(2.86)

Total dividends and distributions	(0.57)	(0.18)		(0.34)	(0.45)	(0.67)	(3.20)

Redemption fees	—	—	#	—	—	—	—

Net asset value, end of period	$27.13	$25.24		$22.97	$18.38	$22.10	$25.70

Total return (b)	9.79%	10.68%		26.99%	(14.85)%	(11.44)%	5.94%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,277	$681		$265	$273	$321	$125
Ratio of expenses to average net assets:
After waivers (a)	1.05%	1.05%		1.05%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly (a)	1.03%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.26%	1.17	%(e)	1.20%	1.22%	1.15%	1.07%
Ratio of net investment income to average net assets:
After waivers (a)	1.74%	1.50	%(e)	1.79%	1.36%	1.28%	1.28%
After waivers and fees paid indirectly (a)	1.76%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.53%	1.38	%(e)	1.64%	1.19%	1.18%	1.26%
Portfolio turnover rate (f)	96%	57%		105%	41%	48%	33%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.06		**	**	**	**	**

AXA ENTERPRISE GLOBAL FINANCIAL SERVICES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Global Financial Services Fund (Class A)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$7.64	$6.97	$5.11	$5.82	$6.62	$5.58

Income (loss) from investment operations:
Net investment income	0.06	0.07	0.07	0.09	0.04	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.97	0.60	1.88	(0.63)	(0.60)	1.17

Total from investment operations	1.03	0.67	1.95	(0.54)	(0.56)	1.22

Less distributions:
Dividends from net investment income	(0.20)	—	(0.07)	(0.08)	(0.05)	(0.05)
Distributions from realized gains	(0.26)	—	(0.02)	(0.09)	(0.19)	(0.13)

Total dividends and distributions	(0.46)	—	(0.09)	(0.17)	(0.24)	(0.18)

Redemption fees	— #	— #	— #	—	—	—

Net asset value, end of period	$8.21	$7.64	$6.97	$5.11	$5.82	$6.62

Total return (b)†	13.80%	9.61%	38.21%	(9.21)%	(8.37)%	21.90%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,802	$12,943	$11,152	$8,760	$13,715	$15,674
Ratio of expenses to average net assets:
After waivers (a)	1.75%	1.75%	1.75%	1.75%	1.75%	1.75%
After waivers and fees paid indirectly (a)	1.74%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.20%	1.92%	1.96%	1.99%	1.92%	2.03%
Ratio of net investment income to average net assets:
After waivers (a)	0.76%	1.20%	1.32%	1.55%	0.67%	0.90%
After waivers and fees paid indirectly (a)	0.77%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.31%	1.03%	1.11%	1.31%	0.50%	0.62%
Portfolio turnover rate (f)	25%	25%	87%	9%	56%	26%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03	**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
AXA Enterprise Global Financial Services Fund (Class B)				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$7.55	$6.92		$5.08	$5.78	$6.57	$5.55

Income (loss) from investment operations:
Net investment income	0.02	0.04		0.04	0.05	0.01	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.96	0.59		1.86	(0.61)	(0.59)	1.15

Total from investment operations	0.98	0.63		1.90	(0.56)	(0.58)	1.17

Less distributions:
Dividends from net investment income	(0.16)	—		(0.04)	(0.05)	(0.02)	(0.02)
Distributions from realized gains	(0.26)	—		(0.02)	(0.09)	(0.19)	(0.13)

Total dividends and distributions	(0.42)	—		(0.06)	(0.14)	(0.21)	(0.15)

Redemption fees	—	—	#	— #	—	—	—

Net asset value, end of period	$8.11	$7.55		$6.92	$5.08	$5.78	$6.57

Total return (b)†	13.15%	9.10%		37.41%	(9.58)%	(8.84)%	21.18%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$12,294	$10,878		$10,264	$7,725	$9,429	$10,252
Ratio of expenses to average net assets:
After waivers (a)	2.30%	2.30%		2.30%	2.30%	2.30%	2.30%
After waivers and fees paid indirectly (a)	2.29%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.75%	2.47	%(e)	2.51%	2.55%	2.47%	2.61%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.21%	0.65	%(e)	0.77%	0.96%	0.14%	0.31%
After waivers and fees paid indirectly (a)	0.22%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.24)%	0.48	%(e)	0.56%	0.71%	(0.03)%	0.00%@
Portfolio turnover rate (f)	25%	25%		87%	9%	56%	26%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03		**	**	**	**	**

AXA ENTERPRISE GLOBAL FINANCIAL SERVICES FUND (cont’d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
AXA Enterprise Global Financial Services Fund (Class C)				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$7.53	$6.90		$5.07	$5.78	$6.57	$5.56

Income (loss) from investment operations:
Net investment income	0.02	0.04		0.05	0.06	0.01	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.96	0.59		1.85	(0.63)	(0.59)	1.15

Total from investment operations	0.98	0.63		1.90	(0.57)	(0.58)	1.17

Less distributions:
Dividends from net investment income	(0.16)	—		(0.05)	(0.05)	(0.02)	(0.03)
Distributions from realized gains	(0.26)	—		(0.02)	(0.09)	(0.19)	(0.13)

Total dividends and distributions	(0.42)	—		(0.07)	(0.14)	(0.21)	(0.16)

Redemption fees	—	—	#	— #	—	—	—

Net asset value, end of period	$8.09	$7.53		$6.90	$5.07	$5.78	$6.57

Total return (b)†	13.19%	9.13%		37.48%	(9.80)%	(8.73)%	21.07%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,964	$3,548		$2,980	$1,553	$2,056	$1,903
Ratio of expenses to average net assets:
After waivers (a)	2.30%	2.30%		2.30%	2.30%	2.30%	2.30%
After waivers and fees paid indirectly (a)	2.29%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.75%	2.47%		2.49%	2.54%	2.47%	2.59%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.21%	0.65	%(e)	0.65%	0.98%	0.10%	0.27%
After waivers and fees paid indirectly (a)	0.22%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.24)%	0.48	%(e)	0.46%	0.74%	(0.07)%	(0.02)%
Portfolio turnover rate (f)	25%	25%		87%	9%	56%	26%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03		**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
AXA Enterprise Global Financial Services Fund (Class Y)				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$7.69	$6.98		$5.12	$5.84	$6.64	$5.59

Income (loss) from investment operations:
Net investment income	0.10	0.10		0.10	0.11	0.07	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.97	0.61		1.87	(0.63)	(0.60)	1.17

Total from investment operations	1.07	0.71		1.97	(0.52)	(0.53)	1.25

Less distributions:
Dividends from net investment income	(0.24)	—		(0.09)	(0.11)	(0.08)	(0.07)
Distributions from realized gains	(0.26)	—		(0.02)	(0.09)	(0.19)	(0.13)

Total dividends and distributions	(0.50)	—		(0.11)	(0.20)	(0.27)	(0.20)

Redemption fees	—	—	#	— #	—	—	—

Net asset value, end of period	$8.26	$7.69		$6.98	$5.12	$5.84	$6.64

Total return (b)	14.27%	10.17%		38.67%	(8.80)%	(7.89)%	22.39%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$9,974	$8,737		$7,941	$5,754	$6,258	$6,770
Ratio of expenses to average net assets:
After waivers (a)	1.30%	1.30%		1.30%	1.30%	1.30%	1.30%
After waivers and fees paid indirectly (a)	1.29%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.75%	1.47	%(e)	1.51%	1.55%	1.47%	1.65%
Ratio of net investment income to average net assets:
After waivers (a)	1.21%	1.65%		1.78%	1.96%	1.12%	1.36%
After waivers and fees paid indirectly (a)	1.22%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.76%	1.48%		1.57%	1.71%	0.95%	1.01%
Portfolio turnover rate (f)	25%	25%		87%	9%	56%	26%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.04		**	**	**	**	**

AXA ENTERPRISE GLOBAL SOCIALLY RESPONSIVE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,			September 29, 2000* to December 31, 2000(c)
AXA Enterprise Global Socially Responsive Fund (Class A)			2003(c)	2002(c)	2001(c)
Net asset value, beginning of period	$9.24	$8.96	$7.09	$8.69	$9.75	$10.00

Income (loss) from investment operations:
Net investment income	0.02	0.03	0.01	— #	0.01	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.79	0.25	1.86	(1.63)	(1.05)	(0.33)

Total from investment operations	0.81	0.28	1.87	(1.63)	(1.04)	(0.25)

Less distributions:
Dividends from net investment income	(0.02)	—	—	—	—	—
Distributions from realized gains	— #	—	—	—	(0.02)	—

Total dividends and distributions	(0.02)	—	—	—	(0.02)	—

Redemption fees	— #	— #	—	0.03	—	—

Net asset value, end of period	$10.03	$9.24	$8.96	$7.09	$8.69	$9.75

Total return (b)†	8.79%	3.13%	26.38%	(18.41)%	(10.70)%	(2.50)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,888	$5,554	$3,640	$2,314	$2,053	$1,103
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.75%	1.75%	1.75%	1.75%	1.75%	1.75%
After waivers, reimbursements and fees paid indirectly (a)	1.74%	N/A	N/A	N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	2.75%	2.53%	3.28%	3.55%	4.05%	13.03%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.17%	0.33%	0.08%	0.01%	0.10%	0.88%
After waivers, reimbursements and fees paid indirectly (a)	0.18%	N/A	N/A	N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	(0.83)%	(0.45)%	(1.45)%	(1.79)%	(2.20)%	(10.40)%
Portfolio turnover rate (f)	45%	32%	39%	32%	44%	16%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.10	**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,			September 29, 2000* to December 31, 2000(c)
AXA Enterprise Global Socially Responsive Fund (Class B)				2003(c)	2002(c)	2001(c)
Net asset value, beginning of period	$9.03	$8.80		$7.00	$8.62	$9.74	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.01)		(0.04)	(0.04)	(0.04)	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.78	0.24		1.84	(1.60)	(1.06)	(0.29)

Total from investment operations	0.74	0.23		1.80	(1.64)	(1.10)	(0.26)

Less distributions:
Distributions from realized gains	—	—		—	—	(0.02)	—

Redemption fees	—	—	#	—	0.02	—	—

Net asset value, end of period	$9.77	$9.03		$8.80	$7.00	$8.62	$9.74

Total return (b)†	8.31%	2.61%		25.71%	(18.79)%	(11.33)%	(2.60)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,020	$2,521		$1,903	$1,057	$1,036	$588
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	2.30%	2.30%		2.30%	2.30%	2.30%	2.30%
After waivers, reimbursements and fees paid indirectly (a)	2.29%	N/A		N/A	N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	3.30%	3.08	%(e)	3.83%	4.08%	4.61%	13.58%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.38)%	(0.22	)%(e)	(0.48)%	(0.53)%	(0.43)%	0.33%
After waivers, reimbursements and fees paid indirectly (a)	(0.37)%	N/A		N/A	N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	(1.38)%	(1.00	)%(e)	(2.01)%	(2.31)%	(2.74)%	(10.95)%
Portfolio turnover rate (f)	45%	32%		39%	32%	44%	16%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.10		**	**	**	**	**

AXA ENTERPRISE GLOBAL SOCIALLY RESPONSIVE FUND (cont’d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,			September 29, 2000* to December 31, 2000(c)
AXA Enterprise Global Socially Responsive Fund (Class C)				2003(c)	2002(c)	2001(c)
Net asset value, beginning of period	$9.03	$8.79		$6.99	$8.62	$9.74	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.01)		(0.04)	(0.04)	(0.04)	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.78	0.25		1.84	(1.61)	(1.06)	(0.30)

Total from investment operations	0.74	0.24		1.80	(1.65)	(1.10)	(0.26)

Less distributions:
Distributions from realized gains	—	—		—	—	(0.02)	—

Redemption fees	—	—	#	—	0.02	—	—

Net asset value, end of period	$9.77	$9.03		$8.79	$6.99	$8.62	$9.74

Total return (b)†	8.19%	2.73%		25.75%	(18.91)%	(11.33)%	(2.60)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,598	$2,200		$1,439	$632	$475	$361
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	2.30%	2.30%		2.30%	2.30%	2.30%	2.30%
After waivers, reimbursements and fees paid indirectly (a)	2.29%	N/A		N/A	N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	3.30%	3.08%		3.80%	4.14%	4.63%	13.58%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	(0.38)%	(0.22	)%(e)	(0.51)%	(0.57)%	(0.43)%	0.45%
After waivers and fees paid indirectly (a)	(0.37)%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(1.38)%	(1.00	)%(e)	(2.01)%	(2.41)%	(2.76)%	(10.83)%
Portfolio turnover rate (f)	45%	32%		39%	32%	44%	16%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.10		**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,			September 29, 2000* to December 31, 2000(c)
AXA Enterprise Global Socially Responsive Fund (Class Y)				2003(c)	2002(c)	2001(c)
Net asset value, beginning of period	$9.42	$9.10		$7.17	$8.74	$9.76	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.06	0.03		(0.04)	0.03	0.05	0.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions.	0.81	0.29		1.97	(1.62)	(1.05)	(0.36)

Total from investment operations	0.87	0.32		1.93	(1.59)	(1.00)	(0.24)

Less distributions:
Dividends from net investment income	(0.07)	—		—	—	—	—
Distributions from realized gains	—	—		—	—	(0.02)	—

Total dividends and distributions	(0.07)	—		—	—	(0.02)	—

Redemption fees	—	—	#	—	0.02	—	—

Net asset value, end of period	$10.22	$9.42		$9.10	$7.17	$8.74	$9.76

Total return (b)	9.22%	3.52%		26.92%	(17.96)%	(10.28)%	(2.40)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,994	$1,917		$225	$126	$120	$98
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.30%	1.30%		1.30%	1.30%	1.30%	1.30%
After waivers, reimbursements and fees paid indirectly (a)	1.29%	N/A		N/A	N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	2.30%	2.08	%(e)	2.80%	3.12%	3.63%	12.58%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.62%	0.78	%(e)	0.50%	0.44%	0.57%	1.59%
After waivers, reimbursements and fees paid indirectly (a)	0.63%	N/A		N/A	N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	(0.38)%	0.00	%@(e)	(1.00)%	(1.38)%	(1.76)%	(9.69)%
Portfolio turnover rate (f)	45%	32%		39%	32%	44%	16%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.10		**	**	**	**	**

AXA ENTERPRISE GOVERNMENT SECURITIES FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Government Securities Fund (Class A)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$12.73	$12.67	$12.88	$12.38	$12.11	$11.57

Income (loss) from investment operations:
Net investment income	0.46	0.37	0.49	0.59	0.66	0.65
Net realized and unrealized gain (loss) on investments	(0.33)	0.06	(0.22)	0.48	0.24	0.54

Total from investment operations	0.13	0.43	0.27	1.07	0.90	1.19

Less distributions:
Dividends from net investment income	(0.45)	(0.37)	(0.45)	(0.58)	(0.64)	(0.65)
Distributions from realized gains	—	—	(0.03)	—	—	—

Total dividends and distributions	(0.45)	(0.37)	(0.48)	(0.58)	(0.64)	(0.65)

Redemption fees	— #	— #	— #	0.01	0.01	—

Net asset value, end of period	$12.41	$12.73	$12.67	$12.88	$12.38	$12.11

Total return (b)†	1.00%	3.49%	2.13%	8.96%	7.67%	10.69%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$111,083	$113,032	$110,070	$125,270	$94,130	$80,994
Ratio of expenses to average net assets:
After waivers (a)	1.25%	1.25%	1.25%	1.27%	1.30%	1.30%
Before waivers (a)	1.64%	1.52%	1.49%	1.47%	1.37%	1.36%
Ratio of net investment income to average net assets:
After waivers (a)	3.62%	3.52%	3.82%	4.70%	5.32%	5.58%
Before waivers (a)	3.23%	3.25%	3.58%	4.50%	5.25%	5.52%
Portfolio turnover rate (f)	21%	8%	50%	11%	15%	7%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.05	**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
AXA Enterprise Government Securities Fund (Class B)				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$12.71	$12.65		$12.86	$12.37	$12.11	$11.57

Income (loss) from investment operations:
Net investment income	0.39	0.31		0.42	0.52	0.59	0.59
Net realized and unrealized gain (loss) on investments	(0.33)	0.07		(0.22)	0.48	0.24	0.54

Total from investment operations	0.06	0.38		0.20	1.00	0.83	1.13

Less distributions:
Dividends from net investment income	(0.38)	(0.32)		(0.38)	(0.51)	(0.57)	(0.59)
Distributions from realized gains	—	—		(0.03)	—	—	—

Total dividends and distributions	(0.38)	(0.32)		(0.41)	(0.51)	(0.57)	(0.59)

Redemption fees	— #	—	#	— #	— #	—	—

Net asset value, end of period	$12.39	$12.71		$12.65	$12.86	$12.37	$12.11

Total return (b)†	0.45%	3.02%		1.57%	8.29%	7.00%	10.09%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$62,764	$75,214		$88,538	$104,677	$66,898	$41,344
Ratio of expenses to average net assets:
After waivers (a)	1.80%	1.80%		1.80%	1.82%	1.85%	1.85%
Before waivers (a)	2.19%	2.07%		2.04%	2.03%	1.92%	1.91%
Ratio of net investment income to average net assets:
After waivers (a)	3.07%	2.97	%(e)	3.25%	4.13%	4.75%	5.06%
Before waivers (a)	2.68%	2.70	%(e)	3.01%	3.92%	4.68%	5.00%
Portfolio turnover rate (f)	21%	8%		50%	11%	15%	7%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.05		**	**	**	**	**

AXA ENTERPRISE GOVERNMENT SECURITIES FUND (cont’d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
AXA Enterprise Government Securities Fund (Class C)				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$12.71	$12.65		$12.86	$12.37	$12.11	$11.57

Income (loss) from investment operations:
Net investment income	0.39	0.31		0.42	0.52	0.59	0.59
Net realized and unrealized gain (loss) on investments	(0.33)	0.07		(0.22)	0.48	0.24	0.54

Total from investment operations	0.06	0.38		0.20	1.00	0.83	1.13

Less distributions:
Dividends from net investment income	(0.38)	(0.32)		(0.38)	(0.51)	(0.57)	(0.59)
Distributions from realized gains	—	—		(0.03)	—	—	—

Total dividends and distributions	(0.38)	(0.32)		(0.41)	(0.51)	(0.57)	(0.59)

Redemption fees	— #	—	#	— #	—	—	—

Net asset value, end of period	$12.39	$12.71		$12.65	$12.86	$12.37	$12.11

Total return (b)†	0.45%	3.02%		1.57%	8.28%	6.99%	10.08%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$16,880	$20,321		$23,930	$27,942	$16,798	$8,692
Ratio of expenses to average net assets:
After waivers (a)	1.80%	1.80%		1.80%	1.82%	1.85%	1.85%
Before waivers (a)	2.19%	2.07%		2.04%	2.03%	1.92%	1.90%
Ratio of net investment income to average net assets:
After waivers (a)	3.07%	2.97	%(e)	3.26%	4.12%	4.72%	5.02%
Before waivers (a)	2.68%	2.70	%(e)	3.02%	3.91%	4.65%	4.97%
Portfolio turnover rate (f)	21%	8%		50%	11%	15%	7%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.05		**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
AXA Enterprise Government Securities Fund (Class Y)				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$12.72	$12.65		$12.86	$12.37	$12.11	$11.56

Income (loss) from investment operations:
Net investment income.	0.51	0.42		0.56	0.65	0.72	0.71
Net realized and unrealized gain (loss) on investments	(0.33)	0.07		(0.23)	0.48	0.24	0.55

Total from investment operations	0.18	0.49		0.33	1.13	0.96	1.26

Less distributions:
Dividends from net investment income	(0.51)	(0.42)		(0.51)	(0.64)	(0.70)	(0.71)
Distributions from realized gains	—	—		(0.03)	—	—	—

Total dividends and distributions	(0.51)	(0.42)		(0.54)	(0.64)	(0.70)	(0.71)

Redemption fees	—	—	#	— #	—	—	—

Net asset value, end of period	$12.39	$12.72		$12.65	$12.86	$12.37	$12.11

Total return (b)	1.38%	3.95%		2.59%	9.37%	8.07%	11.28%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$34,008	$22,222		$18,720	$10,242	$7,669	$7,171
Ratio of expenses to average net assets:
After waivers (a)	0.80%	0.80%		0.80%	0.82%	0.85%	0.85%
Before waivers (a)	1.19%	1.07%		1.05%	1.03%	0.92%	0.91%
Ratio of net investment income to average net assets:
After waivers (a)	4.07%	3.97	%(e)	4.37%	5.18%	5.78%	6.06%
Before waivers (a)	3.68%	3.70	%(e)	4.12%	4.97%	5.71%	6.00%
Portfolio turnover rate (f)	21%	8%		50%	11%	15%	7%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.05		**	**	**	**	**

AXA ENTERPRISE GROWTH AND INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Growth And Income Fund (Class A)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$31.85	$30.52	$24.11	$32.88	$38.55	$38.57

Income (loss) from investment operations:
Net investment income	0.19	0.04	0.09	0.03	0.07	0.06
Net realized and unrealized gain (loss) on investments	3.88	1.29 (h)	6.35	(8.80)	(5.59)	(0.08)

Total from investment operations	4.07	1.33	6.44	(8.77)	(5.52)	(0.02)

Less distributions:
Dividends from net investment income	—	—	(0.03)	—	—	—
Distributions from realized gains	—	—	—	—	(0.15)	—

Total dividends and distributions	—	—	(0.03)	—	(0.15)	—

Redemption Fees	— #	—	—	—	—	—

Net asset value, end of period	$35.92	$31.85 (h)	$30.52	$24.11	$32.88	$38.55

Total return (b)†	12.81%	4.33%	26.71%	(26.67)%	(14.32)%	(0.05)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$77,158	$68,849	$60,352	$50,361	$84,159	$94,885
Ratio of expenses to average net assets:
After waivers (a)	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
After waivers and fees paid indirectly (a)	1.49%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.83%	1.72%	1.74%	1.71%	1.59%	1.54%
Ratio of net investment income to average net assets:
After waivers (a)	0.55%	0.16%	0.37%	0.11%	0.21%	0.15%
After waivers and fees paid indirectly (a)	0.56%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.22%	(0.06)%	0.13%	(0.10)%	0.12%	0.11%
Portfolio turnover rate (f)	42%	33%	118%	17%	3%	10%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.11	**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
AXA Enterprise Growth And Income Fund (Class B)				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$30.76	$29.60		$23.49	$32.22	$37.99	$38.20

Income (loss) from investment operations:
Net investment income (loss)	— #	(0.10)		(0.05)	(0.12)	(0.12)	(0.16)
Net realized and unrealized gain (loss) on investments	3.74	1.26	(i)	6.16	(8.61)	(5.50)	(0.05)

Total from investment operations	3.74	1.16		6.11	(8.73)	(5.62)	(0.21)

Less distributions:
Distributions from realized gains	—	—		—	—	(0.15)	—

Redemption Fees	— #	—		—	—	—	—

Net asset value, end of period	$34.50	$30.76	(i)	$29.60	$23.49	$32.22	$37.99

Total return (b)†	12.20%	3.89%		26.01%	(27.09)%	(14.80)%	(0.55)%

Ratios/Supplemental Data:
Net assets, end of period (000's)	$72,198	$77,038		$84,510	$73,049	$118,866	$124,127
Ratio of expenses to average net assets:
After waivers (a)	2.05%	2.05%		2.05%	2.05%	2.05%	2.05%
After waivers and fees paid indirectly (a)	2.04%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.38%	2.27	%(e)	2.29%	2.26%	2.14%	2.09%
Ratio of net investment income (loss) to average net assets:
After waivers (a).	0.00%@	(0.39)%		(0.18)%	(0.43)%	(0.35)%	(0.40)%
After waivers and fees paid indirectly (a)	0.01%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.33)%	(0.61)%		(0.42)%	(0.64)%	(0.44)%	(0.44)%
Portfolio turnover rate (f)	42%	33%		118%	17%	3%	10%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.11		**	**	**	**	**

AXA ENTERPRISE GROWTH AND INCOME FUND (cont’d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Growth And Income Fund (Class C)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$30.80	$29.64	$23.52	$32.25	$38.03	$38.24

Income (loss) from investment operations:
Net investment income (loss)	— #	(0.10)	(0.05)	(0.12)	(0.12)	(0.16)
Net realized and unrealized gain (loss) on investments	3.74	1.26 (j)	6.17	(8.61)	(5.51)	(0.05)

Total from investment operations	3.74	1.16	6.12	(8.73)	(5.63)	(0.21)

Less distributions:
Distributions from realized gains	—	—	—	—	(0.15)	—

Redemption fees	— #	—	—	—	—	—

Net asset value, end of period	$34.54	$30.80 (j)	$29.64	$23.52	$32.25	$38.03

Total return (b)†	12.18%	3.88%	26.02%	(27.07)%	(14.81)%	(0.55)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$16,729	$16,060	$15,884	$13,380	$22,263	$22,239
Ratio of expenses to average net assets:
After waivers (a)	2.05%	2.05%	2.05%	2.05%	2.05%	2.05%
After waivers and fees paid indirectly (a)	2.04%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.38%	2.27%	2.29%	2.26%	2.14%	2.09%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.00%@	(0.39)%	(0.18)%	(0.43)%	(0.35)%	(0.40)%
After waivers and fees paid indirectly (a)	0.01%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.33)%	(0.61)%	(0.42)%	(0.64)%	(0.44)%	(0.44)%
Portfolio turnover rate (f)	42%	33%	118%	17%	3%	10%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.11	**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Growth And Income Fund (Class Y)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$32.75	$31.26	$24.67	$33.50	$39.08	$38.91

Income (loss) from investment operations:
Net investment income	0.36	0.16	0.22	0.16	0.23	0.23
Net realized and unrealized gain (loss) on investments	3.99	1.33 (k)	6.52	(8.99)	(5.66)	(0.06)

Total from investment operations	4.35	1.49	6.74	(8.83)	(5.43)	0.17

Less distributions:
Dividends from net investment income	—	—	(0.15)	—	—	—
Distributions from realized gains	—	—	—	—	(0.15)	—

Total dividends and distributions	—	—	(0.15)	—	(0.15)	—

Redemption fees	— #	—	—	—	—	—

Net asset value, end of period	$37.10	$32.75 (k)	$31.26	$24.67	$33.50	$39.08

Total return (b)	13.32%	4.73%	27.33%	(26.36)%	(13.90)%	0.44%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$22,631	$19,403	$17,118	$10,011	$13,217	$16,892
Ratio of expenses to average net assets
After waivers (a)	1.05%	1.05%	1.05%	1.05%	1.05%	1.05%
After waivers and fees paid indirectly (a)	1.04%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.38%	1.27%	1.29%	1.26%	1.14%	1.09%
Ratio of net investment income to average net assets:
After waivers (a)	1.00%	0.61%	0.81%	0.56%	0.66%	0.58%
After waivers and fees paid indirectly (a)	1.01%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.67%	0.39%	0.57%	0.35%	0.57%	0.54%
Portfolio turnover rate (f)	42%	33%	118%	17%	3%	10%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.12	**	**	**	**	**

AXA ENTERPRISE HIGH-YIELD BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise High-Yield Bond Fund (Class A)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$9.97	$9.80	$8.76	$9.48	$9.74	$10.99

Income (loss) from investment operations:
Net investment income	0.63	0.52	0.65	0.69	0.81	0.94
Net realized and unrealized gain (loss) on investments	(0.41)	0.17	1.04	(0.73)	(0.26)	(1.25)

Total from investment operations	0.22	0.69	1.69	(0.04)	0.55	(0.31)

Less distributions:
Dividends from net investment income	(0.63)	(0.52)	(0.65)	(0.69)	(0.81)	(0.94)

Redemption fees	— #	— #	— #	0.01	—	—

Net asset value, end of period	$9.56	$9.97	$9.80	$8.76	$9.48	$9.74

Total return (b)†	2.20%	7.28%	19.90%	(0.18)%	5.73%	(2.96)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$100,731	$108,142	$123,603	$96,790	$63,928	$54,612
Ratio of expenses to average net assets:
After waivers (a)	1.30%	1.30%	1.30%	1.30%	1.30%	1.30%
After waivers and fees paid indirectly (a)	1.30%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.46%	1.38%	1.39%	1.47%	1.45%	1.42%
Ratio of net investment income to average net assets:
After waivers (a)	6.40%	6.39%	6.92%	7.69%	8.27%	9.01%
After waivers and fees paid indirectly (a)	6.40%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	6.24%	6.31%	6.83%	7.52%	8.12%	8.89%
Portfolio turnover rate (f)	46%	58%	55%	66%	75%	61%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02	**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise High-Yield Bond Fund (Class B)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$9.96	$9.79	$8.75	$9.48	$9.74	$10.99

Income (loss) from investment operations:
Net investment income	0.57	0.47	0.60	0.64	0.76	0.88
Net realized and unrealized gain (loss) on investments	(0.41)	0.17	1.04	(0.73)	(0.26)	(1.25)

Total from investment operations	0.16	0.64	1.64	(0.09)	0.50	(0.37)

Less distributions:
Dividends from net investment income	(0.57)	(0.47)	(0.60)	(0.64)	(0.76)	(0.88)

Redemption fees	— #	— #	— #	—	—	—

Net asset value, end of period	$9.55	$9.96	$9.79	$8.75	$9.48	$9.74

Total return (b)†	1.65%	6.79%	19.26%	(0.83)%	5.15%	(3.49)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$56,237	$71,373	$78,059	$54,214	$47,564	$32,631
Ratio of expenses to average net assets:
After waivers (a)	1.85%	1.85%	1.85%	1.85%	1.85%	1.85%
After waivers and fees paid indirectly (a)	1.85%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.01%	1.93%	1.94%	2.02%	2.00%	1.97%
Ratio of net investment income to average net assets:
After waivers (a)	5.85%	5.84%	6.37%	7.15%	7.71%	8.47%
After waivers and fees paid indirectly (a)	5.85%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	5.69%	5.76%	6.28%	6.98%	7.56%	8.35%
Portfolio turnover rate (f)	46%	58%	55%	66%	75%	61%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02	**	**	**	**	**

AXA ENTERPRISE HIGH-YIELD BOND FUND (cont’d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
AXA Enterprise High-Yield Bond Fund (Class C)				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$9.96	$9.79		$8.75	$9.48	$9.74	$10.99

Income (loss) from investment operations:
Net investment income	0.57	0.47		0.60	0.64	0.76	0.88
Net realized and unrealized gain (loss) on investments	(0.41)	0.17		1.04	(0.73)	(0.26)	(1.25)

Total from investment operations	0.16	0.64		1.64	(0.09)	0.50	(0.37)

Less distributions:
Dividends from net investment income	(0.57)	(0.47)		(0.60)	(0.64)	(0.76)	(0.88)

Redemption fees	—	—	#	— #	—	—	—

Net asset value, end of period	$9.55	$9.96		$9.79	$8.75	$9.48	$9.74

Total return (b)†	1.65%	6.79%		19.25%	(0.84)%	5.15%	(3.49)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$33,661	$45,239		$56,936	$29,060	$13,902	$7,035
Ratio of expenses to average net assets:
After waivers (a)	1.85%	1.85%		1.85%	1.85%	1.85%	1.85%
After waivers and fees paid indirectly (a)	1.85%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.01%	1.93%		1.94%	2.02%	1.99%	1.96%
Ratio of net investment income to average net assets:
After waivers (a)	5.85%	5.84	%(e)	6.29%	7.12%	7.64%	8.47%
After waivers and fees paid indirectly (a)	5.85%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	5.69%	5.76	%(e)	6.20%	6.95%	7.50%	8.36%
Portfolio turnover rate (f)	46%	58%		55%	66%	75%	61%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02		**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
AXA Enterprise High-Yield Bond Fund (Class Y)				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$9.98	$9.81		$8.77	$9.49	$9.74	$10.99

Income (loss) from investment operations:
Net investment income	0.67	0.55		0.68	0.73	0.86	0.99
Net realized and unrealized gain (loss) on investments	(0.42)	0.17		1.05	(0.72)	(0.25)	(1.25)

Total from investment operations	0.25	0.72		1.73	0.01	0.61	(0.26)

Less distributions:
Dividends from net investment income	(0.67)	(0.55)		(0.69)	(0.73)	(0.86)	(0.99)

Redemption fees	—	—	#	— #	—	—	—

Net asset value, end of period	$9.56	$9.98		$9.81	$8.77	$9.49	$9.74

Total return (b)	2.55%	7.67%		20.41%	0.29%	6.32%	(2.52)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$32,879	$30,572		$26,677	$5,555	$4,189	$808
Ratio of expenses to average net assets:
After waivers (a)	0.85%	0.85%		0.85%	0.85%	0.85%	0.85%
After waivers and fees paid indirectly (a)	0.85%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.01%	0.93%		0.94%	1.02%	1.00%	0.97%
Ratio of net investment income to average net assets:
After waivers (a)	6.85%	6.84	%(e)	7.15%	8.17%	8.72%	9.48%
After waivers and fees paid indirectly (a)	6.85%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	6.69%	6.76	%(e)	7.06%	8.00%	8.57%	9.36%
Portfolio turnover rate (f)	46%	58%		55%	66%	75%	61%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.02		**	**	**	**	**

AXA ENTERPRISE INTERNATIONAL GROWTH FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise International Growth Fund (Class A)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$12.86	$13.39	$10.30	$12.82	$18.35	$23.81

Income (loss) from investment operations:
Net investment income (loss)	0.04	0.01	0.01	0.04	(0.07)	(0.16)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.36	(0.54)	3.04	(2.58)	(5.49)	(4.53)

Total from investment operations	2.40	(0.53)	3.05	(2.54)	(5.56)	(4.69)

Less distributions:
Dividends from net investment income	(0.02)	—	—	—	—	—
Distributions from realized gains	—	—	—	—	—	(0.77)

Total dividends and distributions	(0.02)	—	—	—	—	(0.77)

Redemption fees	— #	— #	0.04	0.02	0.03	—

Net asset value, end of period	$15.24	$12.86	$13.39	$10.30	$12.82	$18.35

Total return (b)†	18.59%	(3.96)%	30.00%	(19.66)%	(30.14)%	(19.75)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$35,599	$32,757	$30,444	$23,226	$34,589	$49,770
Ratio of expenses to average net assets:
After waivers (a)	1.85%	1.85%	1.85%	1.85%	1.96%	1.85%
After waivers and fees paid indirectly (a)	1.74%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.19%	1.88%	1.95%	2.10%	1.96%	1.85%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.14%	0.05%	0.06%	0.35%	(0.50)%	(0.76)%
After waivers and fees paid indirectly (a)	0.25%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.20)%	0.02%	(0.04)%	0.10%	(0.50)%	(0.76)%
Portfolio turnover rate (f)	136%	115%	56%	182%	99%	66%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.05	**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
AXA Enterprise International Growth Fund (Class B)				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$12.23	$12.78		$9.89	$12.40	$17.89	$23.40

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.05)		(0.05)	(0.02)	(0.16)	(0.27)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.23	(0.50)		2.87	(2.49)	(5.33)	(4.47)

Total from investment operations	2.19	(0.55)		2.82	(2.51)	(5.49)	(4.74)

Less distributions:
Dividends from net investment income	(0.02)	—		—	—	—	—
Distributions from realized gains	—	—		—	—	—	(0.77)

Total dividends and distributions	(0.02)	—		—	—	—	(0.77)

Redemption fees	— #	—		0.07	—	—	—

Net asset value, end of period	$14.40	$12.23		$12.78	$9.89	$12.40	$17.89

Total return (b)†	17.91%	(4.30)%		29.22%	(20.24)%	(30.69)%	(20.32)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$19,327	$18,181		$21,726	$16,905	$21,738	$26,569
Ratio of expenses to average net assets:
After waivers (a)	2.40%	2.40%		2.40%	2.40%	2.53%	2.40%
After waivers and fees paid indirectly (a)	2.29%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.74%	2.43	%(e)	2.50%	2.65%	2.53%	2.40%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.41)%	(0.45)%		(0.49)%	(0.21)%	(1.13)%	(1.32)%
After waivers and fees paid indirectly (a)	(0.30)%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.75)%	(0.48)%		(0.59)%	(0.46)%	(1.13)%	(1.32)%
Portfolio turnover rate (f)	136%	115%		56%	182%	99%	66%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.05		**	**	**	**	**

AXA ENTERPRISE INTERNATIONAL GROWTH FUND (cont’d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
AXA Enterprise International Growth Fund (Class C)				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$12.31	$12.88		$9.97	$12.50	$18.04	$23.59

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.05)		(0.05)	(0.02)	(0.15)	(0.27)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.25	(0.52)		2.89	(2.52)	(5.39)	(4.51)

Total from investment operations	2.21	(0.57)		2.84	(2.54)	(5.54)	(4.78)

Less distributions:
Dividends from net investment income	(0.02)	—		—	—	—	—
Distributions from realized gains	—	—		—	—	—	(0.77)

Total dividends and distributions	(0.02)	—		—	—	—	(0.77)

Redemption fees	— #	—	#	0.07	0.01	—	—

Net asset value, end of period	$14.50	$12.31		$12.88	$9.97	$12.50	$18.04

Total return (b)†	17.96%	(4.43)%		29.19%	(20.24)%	(30.71)%	(20.33)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,091	$8,796		$8,718	$6,375	$8,512	$7,750
Ratio of expenses to average net assets:
After waivers (a)	2.40%	2.40%		2.40%	2.40%	2.52%	2.40%
After waivers and fees paid indirectly (a)	2.29%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.74%	2.43	%(e)	2.50%	2.65%	2.52%	2.40%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.41)%	(0.45	)%(e)	(0.51)%	(0.19)%	(1.12)%	(1.32)%
After waivers and fees paid indirectly (a)	(0.30)%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.75)%	(0.48)%		(0.61)%	(0.44)%	(1.12)%	(1.32)%
Portfolio turnover rate (f)	136%	115%		56%	182%	99%	66%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.05		**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
AXA Enterprise International Growth Fund (Class Y)				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$13.08	$13.56		$10.39	$12.90	$18.41	$23.82

Income (loss) from investment operations:
Net investment income (loss)	0.10	0.06		0.06	0.09	(0.02)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.40	(0.54)		3.04	(2.61)	(5.49)	(4.58)

Total from investment operations	2.50	(0.48)		3.10	(2.52)	(5.51)	(4.64)

Less distributions:
Dividends from net investment income	(0.02)	—		—	—	—	—
Distributions from realized gains	—	—		—	—	—	(0.77)

Total dividends and distributions	(0.02)	—		—	—	—	(0.77)

Redemption fees	—	—	#	0.07	0.01	—	—

Net asset value, end of period	$15.56	$13.08		$13.56	$10.39	$12.90	$18.41

Total return (b)	19.12%	(3.54)%		30.51%	(19.46)%	(29.93)%	(19.53)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,937	$15,199		$15,097	$10,616	$13,797	$20,515
Ratio of expenses to average net assets:
After waivers (a)	1.40%	1.40%		1.40%	1.40%	1.53%	1.39%
After waivers and fees paid indirectly (a)	1.29%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.74%	1.43	%(e)	1.50%	1.65%	1.53%	1.39%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.59%	0.55	%(e)	0.50%	0.80%	(0.12)%	0.30%
After waivers and fees paid indirectly (a)	0.70%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.25%	0.52%		0.40%	0.55%	(0.12)%	0.30%
Portfolio turnover rate (f)	136%	115%		56%	182%	99%	66%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.05		**	**	**	**	**

AXA ENTERPRISE MONEY MARKET FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Money Market Fund (Class A)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.02	0.01	0.01	0.01	0.04	0.06
Net realized and unrealized gain (loss) on investments	— #	—	— #	—	—	—

Total from investment operations	0.02	0.01	0.01	0.01	0.04	0.06

Less distributions:
Dividends from net investment income	(0.02)	(0.01)	(0.01)	(0.01)	(0.04)	(0.06)

Payment by Affiliate	—	—	— #	—	—	—

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return (b)(d)†	2.19%	0.53%	0.68%	1.34%	3.71%	6.05%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$70,506	$335,344	$357,586	$264,161	$251,503	$272,225
Ratio of expenses to average net assets:
After waivers (a)	0.70%	0.69%	0.65%	0.68%	0.62%	0.56%
Before waivers (a)	0.92%	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets:
After waivers (a)	1.95%	0.63%	0.67%	1.32%	3.65%	5.91%
Before waivers (a)	1.73%	N/A	N/A	N/A	N/A	N/A
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	— #	**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Money Market Fund (Class B)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.02	0.01	0.01	0.01	0.04	0.06
Net realized and unrealized gain (loss) on investments	— #	—	— #	—	—	—

Total from investment operations	0.02	0.01	0.01	0.01	0.04	0.06

Less distributions:
Dividends from net investment income	(0.02)	(0.01)	(0.01)	(0.01)	(0.04)	(0.06)

Payment by Affiliate	—	—	— #	—	—	—

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return (b)(d)†	2.19%	0.53%	0.68%	1.34%	3.71%	6.05%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$28,125	$38,670	$46,452	$56,323	$44,045	$28,096
Ratio of expenses to average net assets:
After waivers (a)	0.70%	0.69%	0.65%	0.68%	0.62%	0.56%
Before waivers (a)	0.92%	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets:
After waivers (a)	1.95%	0.63%	0.67%	1.32%	3.65%	5.91%
Before waivers (a)	1.73%	N/A	N/A	N/A	N/A	N/A
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	— #	**	**	**	**	**

AXA ENTERPRISE MONEY MARKET FUND (cont’d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Money Market Fund (Class C)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.02	0.01	0.01	0.01	0.04	0.06
Net realized and unrealized gain (loss) on investments	— #	—	— #	—	—	—

Total from investment operations	0.02	0.01	0.01	0.01	0.04	0.06

Less distributions:
Dividends from net investment income	(0.02)	(0.01)	(0.01)	(0.01)	(0.04)	(0.06)

Payment by Affiliate	—	—	— #	—	—	—

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return (b)(d)†	2.19%	0.53%	0.68%	1.34%	3.71%	6.05%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,523	$11,301	$10,735	$12,775	$10,632	$8,709
Ratio of expenses to average net assets:
After waivers (a)	0.70%	0.69%	0.65%	0.68%	0.62%	0.56%
Before waivers (a)	0.92%	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets:
After waivers (a)	1.95%	0.63%	0.67%	1.32%	3.65%	5.91%
Before waivers (a)	1.73%	N/A	N/A	N/A	N/A	N/A
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	— #	**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Money Market Fund (Class Y)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.02	0.01	0.01	0.01	0.04	0.06
Net realized and unrealized gain (loss) on investments	— #	—	— #	—	—	—

Total from investment operations	0.02	0.01	0.01	0.01	0.04	0.06

Less distributions:
Dividends from net investment income	(0.02)	(0.01)	(0.01)	(0.01)	(0.04)	(0.06)

Payment by Affiliate	—	—	— #	—	—	—

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total return (b)(d)	2.19%	0.53%	0.68%	1.34%	3.71%	6.05%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$8,951	$7,569	$4,939	$4,298	$3,160	$2,666
Ratio of expenses to average net assets:
After waivers (a)	0.70%	0.69%	0.65%	0.68%	0.62%	0.56%
Before waivers (a)	0.92%	N/A	N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets:
After waivers (a)	1.95%	0.63%	0.67%	1.32%	3.65%	5.91%
Before waivers (a)	1.73%	N/A	N/A	N/A	N/A	N/A
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	— #	**	**	**	**	**

AXA ENTERPRISE MULTI-CAP GROWTH FUND (g)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Multi-Cap Growth Fund (Class A)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$9.62	$9.91	$7.41	$11.55	$13.98	$20.09

Income (loss) from investment operations:
Net investment income (loss)	— #	(0.13)	(0.12)	(0.13)	(0.12)	(0.20)
Net realized and unrealized gain (loss) on investments	1.26	(0.16)	2.62	(4.01)	(2.31)	(5.91)

Total from investment operations	1.26	(0.29)	2.50	(4.14)	(2.43)	(6.11)

Resignation fees	— #	—	—	—	—	—

Net asset value, end of period	$10.88	$9.62	$9.91	$7.41	$11.55	$13.98

Total return (b)†	13.09%	(2.95)%	33.73%	(35.82)%	(17.36)%	(30.42)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$38,980	$30,501	$32,770	$26,114	$55,095	$81,279
Ratio of expenses to average net assets:
After waivers (a)	1.88%	2.00%	1.96%	1.85%	1.85%	1.85%
After waivers and fees paid indirectly (a)	1.67%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.21%	2.09%	2.15%	2.20%	2.02%	1.92%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	(0.36)%	(1.66)%	(1.33)%	(1.43)%	(0.98)%	(1.10)%
After waivers and fees paid indirectly (a)	(0.15)%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.69)%	(1.75)%	(1.52)%	(1.78)%	(1.15)%	(1.17)%
Portfolio turnover rate (f)	159%	143%	161%	189%	105%	127%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03	**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Multi-Cap Growth Fund (Class B)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$9.52	$9.84	$7.40	$11.59	$14.12	$20.39

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.18)	(0.16)	(0.18)	(0.18)	(0.31)
Net realized and unrealized gain (loss) on investments	1.21	(0.14)	2.60	(4.01)	(2.35)	(5.96)

Total from investment operations	1.17	(0.32)	2.44	(4.19)	(2.53)	(6.27)

Resignation fees	— #	—	—	—	—	—

Net asset value, end of period	$10.69	$9.52	$9.84	$7.40	$11.59	$14.12

Total return (b)†	12.24%	(3.18)%	33.00%	(36.20)%	(17.91)%	(30.73)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$45,551	$39,379	$46,888	$36,329	$68,173	$87,458
Ratio of expenses to average net assets:
After waivers (a)	2.43%	2.55%	2.51%	2.40%	2.40%	2.40%
After waivers and fees paid indirectly (a)	2.22%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.76%	2.64%	2.70%	2.75%	2.57%	2.47%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.91)%	(2.21)%	(1.88)%	(1.98)%	(1.54)%	(1.63)%
After waivers and fees paid indirectly (a)	(0.70)%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(1.24)%	(2.30)%	(2.07)%	(2.33)%	(1.71)%	(1.70)%
Portfolio turnover rate (f)	159%	143%	161%	189%	105%	127%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.03	**	**	**	**	**

AXA ENTERPRISE MULTI-CAP GROWTH FUND (g) (cont’d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Multi-Cap Growth Fund (Class C)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$9.51	$9.84	$7.41	$11.60	$14.13	$20.42

Income (loss) from investment operations:
Net investment loss	(0.04)	(0.18)	(0.16)	(0.18)	(0.18)	(0.31)
Net realized and unrealized gain (loss) on investments	1.22	(0.15)	2.59	(4.01)	(2.35)	(5.98)

Total from investment operations	1.18	(0.33)	2.43	(4.19)	(2.53)	(6.29)

Redemption fees	— #	—	—	—	—	—

Net asset value, end of period	$10.69	$9.51	$9.84	$7.41	$11.60	$14.13

Total return (b)†	12.41%	(3.33)%	32.80%	(36.12)%	(17.93)%	(30.80)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$15,298	$10,709	$12,597	$9,956	$20,646	$30,826
Ratio of expenses to average net assets:
After waivers (a)	2.43%	2.55%	2.51%	2.40%	2.40%	2.40%
After waivers and fees paid indirectly (a)	2.22%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.76%	2.64%	2.70%	2.75%	2.57%	2.47%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.91)%	(2.21)%	(1.88)%	(1.98)%	(1.53)%	(1.63)%
After waivers and fees paid indirectly (a)	(0.70)%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(1.24)%	(2.30)%	(2.07)%	(2.33)%	(1.70)%	(1.70)%
Portfolio turnover rate (f)	159%	143%	161%	189%	105%	127%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.03	**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31,
AXA Enterprise Multi-Cap Growth Fund (Class Y)				2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$9.70	$9.96		$7.41	$11.50	$13.87	$19.84

Income (loss) from investment operations:
Net investment income (loss)	0.05	(0.10)		(0.08)	(0.08)	(0.06)	(0.13)
Net realized and unrealized gain (loss) on investments	1.25	(0.16)		2.63	(4.01)	(2.31)	(5.84)

Total from investment operations	1.30	(0.26)		2.55	(4.09)	(2.37)	(5.97)

Net asset value, end of period	$11.00	$9.70		$9.96	$7.41	$11.50	$13.87

Total return (b)	13.39%	(2.60)%		34.44%	(35.59)%	(17.05)%	(30.09)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,648	$295		$1,318	$312	$403	$609
Ratio of expenses to average net assets:
After waivers (a)	1.43%	1.55%		1.51%	1.40%	1.40%	1.40%
After waivers and fees paid indirectly (a)	1.22%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.76%	1.64	%(e)	1.68%	1.76%	1.57%	1.46%
Ratio of net investment loss to average net assets:
After waivers (a)	0.09%	(1.21)%		(0.88)%	(0.98)%	(0.53)%	(0.67)%
After waivers and fees paid indirectly (a)	0.30%	N/A		N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.24)%	(1.30)%		(1.05)%	(1.34)%	(0.70)%	(0.73)%
Portfolio turnover rate (f)	159%	143%		161%	189%	105%	127%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.03		**	**	**	**	**

AXA ENTERPRISE SHORT DURATION BOND FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

AXA Enterprise Short Duration Bond Fund (Class A)	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31, 2003(c)	November 29, 2002* to December 31, 2002(c)
Net asset value, beginning of period	$10.00	$10.07	$10.02	$10.00

Income (loss) from investment operations:
Net investment income	0.30	0.20	0.24	0.01
Net realized and unrealized gain (loss) on investments	(0.17)	(0.06)	0.05	0.02

Total from investment operations	0.13	0.14	0.29	0.03

Less distributions:
Dividends from net investment income	(0.30)	(0.21)	(0.24)	(0.01)

Redemption fees	— #	— #	—	—

Net asset value, end of period	$9.83	$10.00	$10.07	$10.02

Total return (b)†	1.35%	1.53%	2.96%	0.34%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$16,582	$13,747	$11,479	$2,155
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.90%	0.90%	0.90%	0.25%
Before waivers and reimbursements (a)	1.47%	1.21%	1.39%	8.04%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	3.04%	2.43%	2.33%	1.40%
Before waivers and reimbursements (a)	2.47%	2.12%	1.84%	(6.39)%
Portfolio turnover rate (f)	94%	23%	18%	0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.06	**	**	**

AXA Enterprise Short Duration Bond Fund (Class B)	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31, 2003(c)	November 29, 2002* to December 31, 2002(c)
Net asset value, beginning of period	$9.98	$10.05		$10.01	$10.00

Income (loss) from investment operations:
Net investment income	0.23	0.14		0.16	0.01
Net realized and unrealized gain (loss) on investments	(0.17)	(0.07)		0.06	0.01

Total from investment operations	0.06	0.07		0.22	0.02

Less distributions:
Dividends from net investment income	(0.23)	(0.14)		(0.18)	(0.01)

Redemption fees	— #	—	#	—	—

Net asset value, end of period	$9.81	$9.98		$10.05	$10.01

Total return (b)†	0.60%	0.91%		2.22%	0.23%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,597	$8,940		$9,290	$2,268
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.65%	1.65%		1.65%	1.00%
Before waivers and reimbursements (a)	2.22%	1.96%		2.15%	8.71%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	2.29%	1.68	%(e)	1.58%	0.61%
Before waivers and reimbursements (a)	1.72%	1.37	%(e)	1.08%	(7.10)%
Portfolio turnover rate (f)	94%	23%		18%	0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.06		**	**	**

AXA ENTERPRISE SHORT DURATION BOND FUND (cont’d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

AXA Enterprise Short Duration Bond Fund (Class C)	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31, 2003(c)	November 29, 2002* to December 31, 2002(c)
Net asset value, beginning of period	$9.98	$10.05		$10.01	$10.00

Income (loss) from investment operations:
Net investment income	0.23	0.14		0.16	0.01
Net realized and unrealized gain (loss) on investments	(0.17)	(0.07)		0.06	0.01

Total from investment operations	0.06	0.07		0.22	0.02

Less distributions:
Dividends from net investment income	(0.23)	(0.14)		(0.18)	(0.01)

Redemption fees	— #	—	#	—	—

Net asset value, end of period	$9.81	$9.98		$10.05	$10.01

Total return (b)†	0.59%	0.90%		2.21%	0.24%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,880	$6,692		$5,429	$2,110
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.65%	1.65%		1.65%	1.00%
Before waivers and reimbursements (a)	2.22%	1.96	%(e)	2.17%	8.63%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	2.29%	1.68%		1.55%	0.63%
Before waivers and reimbursements (a)	1.72%	1.37%		1.03%	(7.00)%
Portfolio turnover rate (f)	94%	23%		18%	0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.06		**	**	**

AXA Enterprise Short Duration Bond Fund (Class Y)	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)		Year Ended December 31, 2003(c)	November 29, 2002* to December 31, 2002(c)
Net asset value, beginning of period	$10.01	$10.08		$10.02	$10.00

Income (loss) from investment operations:
Net investment income	0.33	0.23		0.26	0.01
Net realized and unrealized gain (loss) on investments	(0.18)	(0.07)		0.07	0.02

Total from investment operations	0.15	0.16		0.33	0.03

Less distributions:
Dividends from net investment income	(0.33)	(0.23)		(0.27)	(0.01)

Redemption fees	—	—	#	—	—

Net asset value, end of period	$9.83	$10.01		$10.08	$10.02

Total return (b)	1.50%	1.75%		3.28%	0.34%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,837	$1,425		$1,213	$1,102
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	0.65%	0.65%		0.65%	0.00%@
Before waivers and reimbursements (a)	1.22%	0.96%		1.25%	7.69%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	3.29%	2.68	%(e)	2.55%	1.57%
Before waivers and reimbursements (a)	2.72%	2.37	%(e)	1.95%	(6.12)%
Portfolio turnover rate (f)	94%	23%		18%	0%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.06		**	**	**

AXA ENTERPRISE SMALL COMPANY GROWTH FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Small Company Growth Fund (Class A)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$26.45	$26.74	$21.76	$28.90	$30.90	$33.26

Income (loss) from investment operations:
Net investment loss	(0.26)	(0.29)	(0.33)	(0.35)	(0.39)	(0.43)
Net realized and unrealized gain (loss) on investments	2.04	— #	5.31	(6.79)	(1.40)	0.44

Total from investment operations	1.78	(0.29)	4.98	(7.14)	(1.79)	0.01

Less distributions:
Distributions from realized gains	—	—	—	—	(0.22)	(2.37)

Redemption fees	— #	— #	— #	— #	0.01	—

Net asset value, end of period	$28.23	$26.45	$26.74	$21.76	$28.90	$30.90

Total return (b)†	6.69%	(1.08)%	22.89%	(24.71)%	(5.72)%	0.55%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$42,959	$44,184	$44,265	$31,714	$37,413	$35,921
Ratio of expenses to average net assets:
After waivers (a)	1.65%	1.65%	1.65%	1.73%	1.85%	1.85%
After waivers and fees paid indirectly (a)	1.20%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.23%	2.02%	2.04%	2.09%	2.01%	1.98%
Ratio of net investment loss to average net assets:
After waivers (a)	(1.37)%	(1.34)%	(1.41)%	(1.43)%	(1.40)%	(1.26)%
After waivers and fees paid indirectly (a)	(0.92)%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(1.95)%	(1.71)%	(1.80)%	(1.79)%	(1.56)%	(1.39)%
Portfolio turnover rate (f)	146%	88%	81%	35%	42%	53%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.29	**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Small Company Growth Fund (Class B)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$25.25	$25.64	$20.98	$28.02	$30.11	$32.62

Income (loss) from investment operations:
Net investment loss	(0.40)	(0.40)	(0.44)	(0.47)	(0.53)	(0.61)
Net realized and unrealized gain (loss) on investments	1.94	0.01	5.10	(6.57)	(1.34)	0.47

Total from investment operations	1.54	(0.39)	4.66	(7.04)	(1.87)	(0.14)

Less distributions:
Distributions from realized gains	—	—	—	—	(0.22)	(2.37)

Redemptions fees	— #	— #	— #	—	—	—

Net asset value, end of period	$26.79	$25.25	$25.64	$20.98	$28.02	$30.11

Total return (b)†	6.14%	(1.52)%	22.21%	(25.12)%	(6.17)%	0.10%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$33,060	$37,430	$42,327	$33,447	$41,749	$38,084
Ratio of expenses to average net assets:
After waivers (a)	2.20%	2.20%	2.20%	2.28%	2.40%	2.40%
After waivers and fees paid indirectly (a)	1.75%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.78%	2.57%	2.59%	2.64%	2.56%	2.53%
Ratio of net investment loss to average net assets:
After waivers (a)	(1.92)%	(1.89)%	(1.95)%	(1.98)%	(1.95)%	(1.81)%
After waivers and fees paid indirectly (a)	(1.47)%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(2.50)%	(2.26)%	(2.34)%	(2.34)%	(2.11)%	(1.94)%
Portfolio turnover rate (f)	146%	88%	81%	35%	42%	53%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.28	**	**	**	**	**

AXA ENTERPRISE SMALL COMPANY GROWTH FUND (cont’d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Small Company Growth Fund (Class C)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$25.34	$25.73	$21.05	$28.11	$30.21	$32.73

Income (loss) from investment operations:
Net investment loss.	(0.40)	(0.40)	(0.45)	(0.46)	(0.53)	(0.62)
Net realized and unrealized gain (loss) on investments	1.95	0.01	5.13	(6.60)	(1.35)	0.47

Total from investment operations	1.55	(0.39)	4.68	(7.06)	(1.88)	(0.15)

Less distributions:
Distributions from realized gains	—	—	—	—	(0.22)	(2.37)

Redemption fees	— #	— #	— #	—	—	—

Net asset value, end of period	$26.89	$25.34	$25.73	$21.05	$28.11	$30.21

Total return (b)†	6.12%	(1.52)%	22.23%	(25.12)%	(6.18)%	0.07%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$13,431	$15,856	$16,567	$10,448	$9,367	$8,596
Ratio of expenses to average net assets:
After waivers (a)	2.20%	2.20%	2.20%	2.27%	2.40%	2.40%
After waivers and fees paid indirectly (a)	1.75%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.78%	2.57%	2.59%	2.66%	2.56%	2.53%
Ratio of net investment loss to average net assets:
After waivers (a)	(1.92)%	(1.89)%	(1.95)%	(1.97)%	(1.95)%	(1.81)%
After waivers and fees paid indirectly (a)	(1.47)%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(2.50)%	(2.26)%	(2.34)%	(2.36)%	(2.11)%	(1.94)%
Portfolio turnover rate (f)	146%	88%	81%	35%	42%	53%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.28	**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Small Company Growth Fund (Class Y)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$27.35	$27.55	$22.31	$29.51	$31.39	$33.56

Income (loss) from investment operations:
Net investment loss	(0.14)	(0.20)	(0.23)	(0.26)	(0.27)	(0.28)
Net realized and unrealized gain (loss) on investments	2.11	— #	5.47	(6.94)	(1.39)	0.48

Total from investment operations	1.97	(0.20)	5.24	(7.20)	(1.66)	0.20

Less distributions:
Distributions from realized gains	—	—	—	—	(0.22)	(2.37)

Redemption fees	—	— #	— #	—	—	—

Net asset value, end of period	$29.32	$27.35	$27.55	$22.31	$29.51	$31.39

Total return (b)	7.20%	(0.73)%	23.49%	(24.40)%	(5.25)%	1.12%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,836	$10,434	$11,317	$7,375	$9,257	$9,350
Ratio of expenses to average net assets:
After waivers (a)	1.20%	1.20%	1.20%	1.29%	1.40%	1.40%
After waivers and fees paid indirectly (a)	0.75%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.78%	1.57%	1.59%	1.64%	1.56%	1.52%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.92)%	(0.89)%	(0.95)%	(0.98)%	(0.95)%	(0.82)%
After waivers and fees paid indirectly (a)	(0.47)%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(1.50)%	(1.26)%	(1.34)%	(1.33)%	(1.11)%	(0.94)%
Portfolio turnover rate (f)	146%	88%	81%	35%	42%	53%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.29	**	**	**	**	**

AXA ENTERPRISE SMALL COMPANY VALUE FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Small Company Value Fund (Class A)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$10.45	$9.78	$7.09	$8.17	$7.84	$8.53

Income (loss) from investment operations:
Net investment loss	(0.05)	(0.03)	(0.04)	(0.04)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.23	0.70	2.73	(0.93)	0.38	0.51

Total from investment operations	1.18	0.67	2.69	(0.97)	0.36	0.50

Less distributions:
Distributions from realized gains	(0.14)	—	—	(0.11)	(0.03)	(1.19)

Redemption fees	— #	— #	—	— #	— #	—

Net asset value, end of period	$11.49	$10.45	$9.78	$7.09	$8.17	$7.84

Total return (b)†	11.35%	6.85%	37.94%	(11.88)%	4.63%	6.52%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$252,526	$254,300	$250,241	$188,979	$218,905	$174,043
Ratio of expenses to average net assets:
After waivers (a)	1.64%	1.59%	1.60%	1.64%	1.57%	1.55%
After waivers and fees paid indirectly (a)	1.63%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.64%	1.59%	1.60%	1.64%	1.57%	1.55%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.41)%	(0.38)%	(0.46)%	(0.50)%	(0.21)%	(0.12)%
After waivers and fees paid indirectly (a)	(0.40)%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	(0.41)%	(0.38)%	(0.46)%	(0.50)%	(0.21)%	(0.12)%
Portfolio turnover rate (f)	4%	10%	8%	19%	32%	71%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	—	**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Small Company Value Fund (Class B)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$9.79	$9.21	$6.71	$7.78	$7.52	$8.27

Income (loss) from investment operations:
Net investment loss	(0.10)	(0.07)	(0.08)	(0.08)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.15	0.65	2.58	(0.88)	0.35	0.50

Total from investment operations	1.05	0.58	2.50	(0.96)	0.29	0.44

Less distributions:
Distributions from realized gains	(0.14)	—	—	(0.11)	(0.03)	(1.19)

Redemption fees	— #	— #	—	—	—	—

Net asset value, end of period	$10.70	$9.79	$9.21	$6.71	$7.78	$7.52

Total return (b)†	10.78%	6.30%	37.26%	(12.35)%	3.89%	6.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$198,305	$208,457	$210,248	$156,569	$161,373	$117,125
Ratio of expenses to average net assets:
After waivers (a)	2.19%	2.14%	2.15%	2.19%	2.12%	2.10%
After waivers and fees paid indirectly (a)	2.18%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.19%	2.14%	2.15%	2.19%	2.12%	2.10%
Ratio of net investment loss to average net assets:
After waivers (a)	(0.96)%	(0.93)%	(1.01)%	(1.04)%	(0.76)%	(0.66)%
After waivers and fees paid indirectly (a)	(0.95)%	N/A	N/A	N/A	N/A	N/A
Before waivers (a)	(0.96)%	(0.93)%	(1.01)%	(1.04)%	(0.76)%	(0.66)%
Portfolio turnover rate (f)	4%	10%	8%	19%	32%	71%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	—	**	**	**	**	**

AXA ENTERPRISE SMALL COMPANY VALUE FUND (cont’d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Small Company Value Fund (Class C)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$10.04	$9.45	$6.88	$7.98	$7.71	$8.45

Income (loss) from investment operations:
Net investment loss	(0.11)	(0.08)	(0.08)	(0.08)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.19	0.67	2.65	(0.91)	0.36	0.51

Total from investment operations	1.08	0.59	2.57	(0.99)	0.30	0.45

Less distributions:
Distributions from realized gains	(0.14)	—	—	(0.11)	(0.03)	(1.19)

Redemption fees	— #	— #	—	—	—	—

Net asset value, end of period	$10.98	$10.04	$9.45	$6.88	$7.98	$7.71

Total return (b)†	10.81%	6.24%	37.35%	(12.42)%	3.93%	6.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$107,803	$114,721	$111,311	$78,811	$78,665	$54,638
Ratio of expenses to average net assets:
After waivers (a)	2.19%	2.14%	2.15%	2.19%	2.13%	2.10%
After waivers and fees paid indirectly (a)	2.18%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.19%	2.14%	2.15%	2.19%	2.13%	2.10%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	(0.96)%	(0.93)%	(1.01)%	(1.04)%	(0.76)%	(0.65)%
After waivers and fees paid indirectly (a)	(0.95)%	N/A	N/A	N/A	N/A	N/A
Before waivers (a)	(0.96)%	(0.93)%	(1.01)%	(1.04)%	(0.76)%	(0.65)%
Portfolio turnover rate (f)	4%	10%	8%	19%	32%	71%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	—	**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Small Company Value Fund (Class Y)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$10.97	$10.24	$7.39	$8.47	$8.09	$8.73

Income (loss) from investment operations:
Net investment income	— #	0.01	— #	— #	0.01	0.03
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.30	0.72	2.85	(0.97)	0.40	0.52

Total from investment operations	1.30	0.73	2.85	(0.97)	0.41	0.55

Less distributions:
Distributions from realized gains	(0.14)	—	—	(0.11)	(0.03)	(1.19)

Redemption fees	—	— #	—	—	—	—

Net asset value, end of period	$12.13	$10.97	$10.24	$7.39	$8.47	$8.09

Total return (b)	11.91%	7.13%	38.57%	(11.46)%	5.10%	6.95%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$21,728	$9,587	$10,072	$7,029	$7,067	$851
Ratio of expenses to average net assets:
After waivers (a)	1.19%	1.14%	1.15%	1.19%	1.15%	1.10%
After waivers and fees paid indirectly (a)	1.18%	N/A	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.19%	1.14%	1.15%	1.19%	1.15%	1.10%
Ratio of net investment income (loss) to average net assets:
After waivers (a)	0.04%	0.07%	(0.01)%	(0.04)%	0.18%	0.31%
After waivers and fees paid indirectly (a)	0.05%	N/A	N/A	N/A	N/A	N/A
Before waivers (a)	0.04%	0.07%	(0.01)%	(0.04)%	0.18%	0.31%
Portfolio turnover rate (f)	4%	10%	8%	19%	32%	71%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	—	**	**	**	**	**

AXA ENTERPRISE TAX-EXEMPT INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Tax-Exempt Income Fund (Class A)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$14.19	$14.19	$14.16	$13.49	$13.60	$12.82

Income (loss) from investment operations:
Net investment income	0.51	0.40	0.48	0.51	0.53	0.55
Net realized and unrealized gain (loss) on investments	(0.35)	0.03	0.14	0.70	(0.11)	0.78

Total from investment operations	0.16	0.43	0.62	1.21	0.42	1.33

Less distributions:
Dividends from net investment income	(0.51)	(0.40)	(0.48)	(0.51)	(0.53)	(0.55)
Distributions from realized gains	(0.01)	(0.03)	(0.11)	(0.03)	—	—

Total dividends and distributions	(0.52)	(0.43)	(0.59)	(0.54)	(0.53)	(0.55)

Redemption fees	—	— #	—	—	—	—

Net asset value, end of period	$13.83	$14.19	$14.19	$14.16	$13.49	$13.60

Total return (b)†	1.11%	3.06%	4.43%	9.09%	3.09%	10.65%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$17,913	$22,034	$22,753	$24,296	$21,992	$22,240
Ratio of expenses to average net assets:
After waivers (a)	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%
Before waivers (a)	1.59%	1.32%	1.33%	1.34%	1.33%	1.36%
Ratio of net investment income to average net assets:
After waivers (a)	3.61%	3.39%	3.36%	3.66%	3.86%	4.23%
Before waivers (a)	3.12%	3.17%	3.13%	3.42%	3.63%	3.97%
Portfolio turnover rate (f)	12%	14%	15%	20%	34%	41%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.07	**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Tax-Exempt Income Fund (Class B)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$14.19	$14.19	$14.17	$13.50	$13.60	$12.82

Income (loss) from investment operations:
Net investment income	0.43	0.33	0.40	0.43	0.45	0.48
Net realized and unrealized gain (loss) on investments	(0.34)	0.03	0.13	0.70	(0.10)	0.78

Total from investment operations	0.09	0.36	0.53	1.13	0.35	1.26

Less distributions:
Dividends from net investment income	(0.43)	(0.33)	(0.40)	(0.43)	(0.45)	(0.48)
Distributions from realized gains	(0.01)	(0.03)	(0.11)	(0.03)	—	—

Total dividends and distributions	(0.44)	(0.36)	(0.51)	(0.46)	(0.45)	(0.48)

Redemption fees	—	— #	—	—	—	—

Net asset value, end of period	$13.84	$14.19	$14.19	$14.17	$13.50	$13.60

Total return (b)†	0.63%	2.59%	3.78%	8.49%	2.60%	10.05%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,729	$6,712	$7,915	$8,760	$6,939	$6,650
Ratio of expenses to average net assets:
After waivers (a)	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%
Before waivers (a)	2.14%	1.87%	1.88%	1.90%	1.87%	1.91%
Ratio of net investment income to average net assets:
After waivers (a)	3.06%	2.84%	2.80%	3.11%	3.29%	3.68%
Before waivers (a)	2.57%	2.62%	2.57%	2.86%	3.07%	3.42%
Portfolio turnover rate (f)	12%	14%	15%	20%	34%	41%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.07	**	**	**	**	**

AXA ENTERPRISE TAX-EXEMPT INCOME FUND (cont’d)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AS FOLLOWS:

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Tax-Exempt Income Fund (Class C)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$14.19	$14.19	$14.16	$13.49	$13.60	$12.82

Income from investment operations:
Net investment income	0.43	0.33	0.40	0.43	0.45	0.48
Net realized and unrealized gain (loss) on investments	(0.34)	0.03	0.14	0.70	(0.11)	0.78

Total from investment operations	0.09	0.36	0.54	1.13	0.34	1.26

Less distributions:
Dividends from net investment income	(0.43)	(0.33)	(0.40)	(0.43)	(0.45)	(0.48)
Distributions from realized gains	(0.01)	(0.03)	(0.11)	(0.03)	—	—

Total dividends and distributions	(0.44)	(0.36)	(0.51)	(0.46)	(0.45)	(0.48)

Redemption fees	—	— #	—	—	—	—

Net asset value, end of period	$13.84	$14.19	$14.19	$14.16	$13.49	$13.60

Total return (b)†	0.63%	2.59%	3.88%	8.49%	2.52%	9.96%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,827	$3,419	$3,393	$3,767	$1,821	$1,577
Ratio of expenses to average net assets:
After waivers (a)	1.65%	1.65%	1.65%	1.65%	1.65%	1.65%
Before waivers (a)	2.14%	1.87%	1.88%	1.90%	1.87%	1.91%
Ratio of net investment income to average net assets:
After waivers (a)	3.06%	2.84%	2.82%	3.07%	3.28%	3.68%
Before waivers (a)	2.57%	2.62%	2.59%	2.82%	3.06%	3.42%
Portfolio turnover rate (f)	12%	14%	15%	20%	34%	41%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.07	**	**	**	**	**

	Year Ended October 31, 2005(c)(e)	Ten Months Ended October 31, 2004(c)	Year Ended December 31,
AXA Enterprise Tax-Exempt Income Fund (Class Y)			2003(c)	2002(c)	2001(c)	2000(c)
Net asset value, beginning of period	$14.19	$14.19	$14.17	$13.49	$13.60	$12.82

Income from investment operations:
Net investment income	0.57	0.45	0.54	0.57	0.59	0.61
Net realized and unrealized gain (loss) on investments	(0.34)	0.03	0.13	0.71	(0.11)	0.78

Total from investment operations	0.23	0.48	0.67	1.28	0.48	1.39

Less distributions:
Dividends from net investment income	(0.57)	(0.45)	(0.54)	(0.57)	(0.59)	(0.61)
Distributions from realized gains	(0.01)	(0.03)	(0.11)	(0.03)	—	—

Total dividends and distributions	(0.58)	(0.48)	(0.65)	(0.60)	(0.59)	(0.61)

Redemption fees	—	— #	—	—	—	—

Net asset value, end of period	$13.84	$14.19	$14.19	$14.17	$13.49	$13.60

Total return (b)	1.64%	3.45%	4.83%	9.66%	3.56%	11.15%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$107	$103	$102	$102	$78	$49
Ratio of expenses to average net assets:
After waivers (a)	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Before waivers (a)	1.14%	0.87%	0.88%	0.90%	0.88%	0.91%
Ratio of net investment income to average net assets:
After waivers (a)	4.06%	3.84%	3.82%	4.11%	4.31%	4.68%
Before waivers (a)	3.57%	3.62%	3.59%	3.86%	4.08%	4.42%
Portfolio turnover rate (f)	12%	14%	15%	20%	34%	41%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.07	**	**	**	**	**

AXA ENTERPRISE FUNDS (cont’d)

*	Commencement of Operations.
**	Prior to the year ended October 31, 2005, these ratios and per share amounts were not provided.
#	Per share amount is less than $0.005.
@	Ratio amount is less than 0.005%
†	The total returns for Class A, Class B and Class C do not include sales charges.
(a)	Ratios for periods less than one year are annualized.
(b)	Total return for periods less than one year are not annualized.
(c)	Net investment income and capital changes per share are based on daily average shares outstanding.
(d)	In 2003, 0.21% of the Fund’s total return consisted of a voluntary reimbursement by the investment advisor for a realized investment loss.
(e)	Reflects overall fund ratios adjusted for class specific expenses.
(f)	Portfolio turnover rate for periods less than one year are not annualized.
(g)	The financial highlights for the periods prior to July 29, 2005 (the “merger date”) reflect the per share amounts and ratios of the Enterprise Multi-Cap Growth Fund. All per share amounts prior to the merger date have been adjusted to reflect the conversion ratio applied to the Multi-Cap Growth Fund shares in connection with the merger transaction, as described in the notes to the financial statements.
(h)	In the prior year report, NAV and Net Realized/Unrealized gain (loss) on investments per share were incorrectly disclosed as $31.87 and $1.31 respectively, due to a typographical error. Such amounts have been corrected.
(i)	In the prior year report, NAV and Net Realized/Unrealized gain (loss) on investments per share were incorrectly disclosed as $30.78 and $1.28 respectively, due to a typographical error. Such amounts have been corrected.
(j)	In the prior year report, NAV and Net Realized/Unrealized gain (loss) on investments per share were incorrectly disclosed as $30.81 and $1.27 respectively, due to a typographical error. Such amounts have been corrected.
(k)	In the prior year report, NAV and Net Realized/Unrealized gain (loss) on investments per share were incorrectly disclosed as $32.77 and $1.35 respectively, due to a typographical error. Such amounts have been corrected.

If you would like more information about the funds, the following documents are available free upon request and on the funds’ website at www.axaenterprise.com.

Annual and Semi-Annual Reports — Includes more information about the funds’ performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the funds’ performance during the most recent fiscal year or period.

Statement of Additional Information (SAI) — Provides more detailed information about the funds, has been filed with the SEC and is incorporated into this Prospectus by reference.

Portfolio Holdings Disclosure — A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available (i) in the funds’ SAI and (ii) on the funds’ website.

To order a free copy of a fund’s SAI and/or Annual and Semi-Annual Report,

contact your financial professional, or the Distributor at:

Enterprise Funds Distributors, Inc.

Atlanta Financial Center

3343 Peachtree Road, N.E.

Suite 450

Atlanta, Georgia 30326

Telephone: 1-800-432-4320

Internet: www.axaenterprise.com

Your financial professional or AXA Enterprise Funds Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the funds (including the SAI) can be reviewed and copied at the

SEC’s Public Reference Room in Washington, D.C. Information on the operation of the

Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the SEC’s

Internet site at:

http://www.sec.gov.

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following E-mail address:

publicinfo@sec.gov or by writing the

SEC’s Public Reference Section,

Washington, D.C. 20549-0102.

AXA Enterprise Funds Trust

AXA Enterprise Capital Appreciation Fund	AXA Enterprise International Growth Fund
AXA Enterprise Deep Value Fund	AXA Enterprise Mergers and Acquisitions Fund
AXA Enterprise Equity Fund	AXA Enterprise Money Market Fund
AXA Enterprise Equity Income Fund	AXA Enterprise Multi-Cap Growth Fund
AXA Enterprise Global Financial Services Fund	AXA Enterprise Short Duration Bond Fund
AXA Enterprise Global Socially Responsive Fund	AXA Enterprise Small Company Growth Fund
AXA Enterprise Government Securities Fund	AXA Enterprise Small Company Value Fund
AXA Enterprise Growth and Income Fund	AXA Enterprise Tax-Exempt Income Fund
AXA Enterprise High-Yield Bond Fund

(Investment Company Act File No. 811-21695)

©2006 AXA Enterprise Funds

AXA ENTERPRISE FUNDS TRUST

STATEMENT OF ADDITIONAL INFORMATION

March 1, 2006

AXA Enterprise Small Company Growth Fund

AXA Enterprise Small Company Value Fund

AXA Enterprise Capital Appreciation Fund

AXA Enterprise Deep Value Fund

AXA Enterprise Equity Fund

AXA Enterprise Equity Income Fund

AXA Enterprise Multi-Cap Growth Fund

AXA Enterprise Growth and Income Fund

AXA Enterprise International Growth Fund

AXA Enterprise Global Financial Services Fund

AXA Enterprise Global Socially Responsive Fund

AXA Enterprise Mergers and Acquisitions Fund

AXA Enterprise Government Securities Fund

AXA Enterprise High-Yield Bond Fund

AXA Enterprise Short Duration Bond Fund

AXA Enterprise Tax-Exempt Income Fund

AXA Enterprise Money Market Fund

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of AXA Enterprise Funds Trust (the “Trust”) dated March 1, 2006, which may be obtained without charge by calling the Trust toll free at 1-800-432-4320 or writing the Trust at Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus. The Trust’s Annual Report to shareholders for the Fiscal Year Ended October 31, 2005 is hereby incorporated by reference into this SAI.

DESCRIPTION OF THE TRUST

AXA Enterprise Funds Trust (the “Trust”) is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory trust on December 30, 2004. (See “Other Information.”)

The Trust currently consists of 17 funds. The Board of Trustees is permitted to create additional funds. The assets of the Trust received for the issue or sale of shares of each of its funds and all income, earnings, profits and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund of the Trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the Trust shall be allocated between or among any one or more of its funds or classes.

The Trust currently offers shares on behalf of each of the following funds: AXA Enterprise Small Company Growth Fund (“Small Company Growth Fund”), AXA Enterprise Small Company Value Fund (“Small Company Value Fund”), AXA Enterprise Capital Appreciation Fund (“Capital Appreciation Fund”), AXA Enterprise Deep Value Fund (“Deep Value Fund”), AXA Enterprise Equity Fund (“Equity Fund”), AXA Enterprise Equity Income Fund (“Equity Income Fund”), AXA Enterprise Multi-Cap Growth Fund (“Growth Fund”) (formerly, AXA Enterprise Growth Fund), AXA Enterprise Growth and Income Fund (“Growth and Income Fund”), AXA Enterprise International Growth Fund (“International Growth Fund”), AXA Enterprise Global Financial Services Fund (“Global Financial Services Fund”), AXA Enterprise Global Socially Responsive Fund (“Global Socially Responsive Fund”), AXA Enterprise Mergers and Acquisitions Fund (“Mergers and Acquisitions Fund”), AXA Enterprise Government Securities Fund (“Government Securities Fund”), AXA Enterprise High-Yield Bond Fund (“High-Yield Bond Fund”), AXA Enterprise Short Duration Bond Fund (“Short Duration Bond Fund”), AXA Enterprise Tax-Exempt Income Fund (“Tax-Exempt Income Fund”) and AXA Enterprise Money Market Fund (“Money Market Fund”) (each, a “fund” and collectively, the “funds”).

Each class of shares is offered under the Trust’s multi-class distribution system, which is designed to allow promotion of investments in the Trust through alternative distribution channels. Under the Trust’s multi-class distribution system, shares of each class of a fund represent an equal pro rata interest in that fund and, generally, will have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its “Class Expenses”; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges; and (f) each class may have different conversion features. Expenses currently designated as “Class Expenses” by the Trust’s Board of Trustees under the plan pursuant to Rule 18f-3 under the 1940 Act are currently limited to payments made to the Distributor for the Class A, B and C shares pursuant to the Distribution Plans adopted pursuant to Rule 12b-1 under the 1940 Act with respect to those classes of shares.

TRUST POLICIES

Fundamental Restrictions

Each fund has adopted certain investment restrictions that are fundamental and may not be changed without approval by a “majority” vote of the fund’s shareholders. Such majority is defined in the 1940 Act as the lesser of: (i) 67% or more of the voting securities of such fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of such fund. Set forth below are each of the fundamental restrictions adopted by each of the funds.

1

Each fund, except the Mergers and Acquisitions Fund, will not:

(1) purchase securities of any one issuer if, as a result, more than 5% of the fund’s total assets would be invested in securities of that issuer or the fund would own more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

The following interpretation applies to, but is not a part of, this fundamental restriction: mortgage-and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

Each fund will not:

(2) purchase any security if, as a result of that purchase, 25% or more of the fund’s total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities and except that the Global Financial Services Fund will invest 25% or more of its total assets in the related group of industries consisting of the financial services industry (e.g., companies that provide financial services to consumers and businesses, including commercial banks, thrift institutions and their holding companies, consumer and industrial finance companies and diversified financial services companies).

The following interpretation applies to, but is not a part of, this fundamental restriction: with respect to the Money Market Fund, certificates of deposit or securities issued and guaranteed by banks will not be considered to have been issued by issuers having their principal business activities in the same industry.

(3) issue senior securities or borrow money, except as permitted under the 1940 Act, and then not in excess of 33 1/3% of the fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that each fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

(4) make loans, except loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan.

(5) engage in the business of underwriting securities of other issuers, except to the extent that the fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

(6) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that each fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

2

(7) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but each fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Non-Fundamental Restrictions

The following investment restrictions apply generally to each fund but are not fundamental. They may be changed for any fund by the Board of Trustees of the Trust and without a vote of that fund’s shareholders.

Each fund, except the Money Market Fund, will not invest more than 15% of its net assets in illiquid securities. The Money Market Fund will not invest more than 10% of its net assets in illiquid securities.

Each fund will not:

(1) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that each fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

(2) engage in short sales of securities or maintain a short position, except that each fund may (a) engage in covered short sales and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments. This restriction does not apply to the Mergers and Acquisitions Fund.

(3) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and the rules and orders thereunder and except that (i) this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger and (ii) each fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act. This investment restriction will not prevent the Money Market Fund from investing all or a part of its assets in an open-end investment company with the same investment objective as the fund.

(4) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

Each of the Equity, Equity Income, Global Financial Services, Government Securities, High-Yield Bond, Short Duration Bond, Small Company Growth, Small Company Value and Tax-Exempt Income Funds has a policy that it will invest at least 80% of its net assets (plus borrowings for investment purposes) in the particular type of investment suggested by its name, as more fully described in the Prospectus. These policies (except the policy for Tax-Exempt Income Fund) may not be changed without giving at least sixty (60) days’ written notice to the shareholders of the affected fund. The 80% policy for the Tax Exempt Income Fund is fundamental and may not be changed without approval by a majority vote of the fund’s shareholders, as described above.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

In addition to the funds’ principal investment strategies discussed in the Prospectus, each fund may engage in other types of investment strategies as further described below and as indicated in Appendix A. Each fund may invest in or utilize any of these investment strategies and instruments or engage in any of these practices, except where otherwise prohibited by law or the fund’s own investment restrictions.

Asset-Backed Securities.    As indicated in Appendix A, certain funds may invest in asset-backed securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or

3

special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Bonds.    As indicated in Appendix A, certain funds may invest in one or more types of bonds. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Bonds generally are used by corporations, governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.

Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund’s investments in bonds. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond. Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Brady Bonds.    As indicated in Appendix A, certain funds may invest in Brady Bonds, which are fixed income securities created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas F. Brady when he was the U.S. Secretary of the Treasury. Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. Each fund can invest in Brady Bonds only if they are consistent with quality specifications established from time to time by the sub-advisers to that fund.

Collateralized Debt Obligations.    As indicated in Appendix A, certain funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A (under the Securities Act of 1933) transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the funds’ Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not

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limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Credit Ratings.    Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of bonds, including municipal bonds, and certain other securities. A description of the ratings assigned to commercial paper and corporate bonds by Moody’s and S&P is included in Appendix B to this SAI. The process by which Moody’s and S&P determine ratings for mortgage-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with these securities. Not even the highest such rating represents an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a bond’s value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a bond’s rating. Subsequent to a bond’s purchase by a fund, it may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the fund. The funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

In addition to ratings assigned to individual bond issues, the applicable sub-adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer’s obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

Convertible Securities.    As indicated in Appendix A, certain funds may invest in convertible securities. A convertible security is a bond, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a fund is called for

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redemption, the fund will be required to permit the issuer to redeem the security, convert it into underlying common stock or sell it to a third party.

Credit and Liquidity Enhancements.    As indicated in Appendix A, certain funds may invest in securities that have credit or liquidity enhancements or may purchase these types of enhancements in the secondary market. Such enhancements may be structured as demand features that permit the fund to sell the instrument at designated times and prices. These credit and liquidity enhancements may be backed by letters of credit or other instruments provided by banks or other financial institutions whose credit standing affects the credit quality of the underlying obligation. Changes in the credit quality of these financial institutions could cause losses to a fund and affect its share price. The credit and liquidity enhancements may have conditions that limit the ability of a fund to use them when the fund wishes to do so.

Depositary Receipts.    As indicated in Appendix A, certain funds may invest in portfolio Depositary Receipts. Depositary receipts exist for many foreign securities and are securities representing ownership interests in securities of foreign companies (an “underlying issuer”) and are deposited with a securities depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as “Depositary Receipts”). ADRs are dollar-denominated depositary receipts typically issued by a U.S. financial institution which evidence ownership interests in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the U.S. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Although there may be more reliable information available regarding issuers of certain ADRs that are issued under so-called “sponsored” programs and ADRs do not involve foreign currency risks, ADRs and other depositary receipts are subject to the risks of other investments in foreign securities, as described directly above.

Depositary receipts may be “sponsored” or “unsponsored.” Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. For purposes of a fund’s investment policies, its investment in depositary receipts will be deemed to be investments in the underlying securities except as noted.

Dollar Rolls.    As indicated in Appendix A, certain funds may engage in dollar roll transactions. In a dollar roll, a fund sells mortgage-backed or other securities for delivery on the next regular settlement date for those securities and, simultaneously, contracts to purchase substantially similar securities for delivery on a later settlement date. During the roll period, the fund loses the right to receive principal (including prepayments of principal) and interest paid on the securities sold. However, the fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the fund compared with what such performance would have been without the use of dollar rolls.

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Dollar roll transactions involve the risk that the market value of the securities a fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker-dealer to whom a fund sells securities become insolvent, the fund’s right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the sub-adviser’s ability to correctly predict interest rates and mortgage prepayments. There is no assurance the dollar rolls can be successfully employed.

Dollar rolls also are subject to a fund’s fundamental limitation on borrowings. All cash proceeds will be invested in instruments that are permissible investments for the fund. The fund will maintain until the settlement date the segregation, either on the records of the Sub-advisers or with the Trust’s custodian, of cash or other liquid securities in an amount equal to the forward purchase price.

Derivatives.    Derivatives are financial products or instruments that derive their value from the value of one or more underlying assets, reference rates or indices. Derivatives include, but are not limited to, the following: asset-backed securities, floaters and inverse floaters, hybrid instruments, mortgage-backed securities, options and future transactions, stripped mortgage-backed securities, structured notes and swaps. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Equity Securities.    As indicated in Appendix A, certain funds may invest in one or more types of equity securities. Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but actually it is an equity security that is senior to a company’s common stock. Convertible bonds may include debentures and notes that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Some preferred stock also may be converted into or exchanged for common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results; equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company’s financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a fund may experience a substantial or complete loss on an individual equity investment. While this is possible with bonds, it is less likely.

Eurodollar and Yankee Dollar Obligations.    As indicated in Appendix A, certain funds may invest in Eurodollar and Yankee dollar obligations. Eurodollar bank obligations are U.S. dollar denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes and the expropriation or nationalization of foreign issuers.

Event-Linked Bonds.    As indicated in Appendix A, certain funds may invest in event-linked bonds, which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or

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weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-fund losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose the fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Illiquid Securities or Non-Publicly Traded Securities” below. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a fund will only invest in catastrophe bonds that meet the credit quality requirements for the fund.

Floaters and Inverse Floaters.    As indicated in Appendix A, certain funds may invest in floaters and inverse floaters, which are fixed income securities with a floating or variable rate of interest (i.e., the rate of interest varies with changes in specified market rates or indices, such as the prime rate, or at specified intervals). For the AXA Enterprise Tax-Exempt Income Fund, these securities are generally tax-exempt private activity bonds and tax-exempt revenue bonds. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. Certain floaters may carry a demand feature that permits the holder to tender them back to the issuer of the underlying instrument, or to a third party, at par value prior to maturity. When the demand feature of certain floaters represents an obligation of a foreign entity, the demand feature will be subject to certain risks discussed under “Foreign Securities.”

Foreign Currency.    As indicated in Appendix A, certain funds may invest in securities denominated in foreign currencies, including the purchase of foreign currency on a spot (or cash) basis. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income. In addition, although a portion of a fund’s investment income may be received or realized in such currencies, the fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after a fund’s income has been earned and computed in U.S. dollars but before conversion and payment, the fund could be required to liquidate portfolio securities to make such distributions.

Currency exchange rates may be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Certain funds may also invest in the following types of foreign currency transactions:

Forward Foreign Currency Transactions.    As indicated in Appendix A, certain funds also may invest in forward foreign currency exchange contracts (“forward contract”). Forward contracts involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no margin deposit requirement, and no commissions are charged at any stage for trades.

A fund may enter into forward contracts for a variety of purposes in connection with the management of the foreign securities portion of its portfolio. A fund’s use of such contracts will include, but not be limited to, the following situations.

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First, when the fund enters into a contract for the purchase or sale of a security denominated in or exposed to a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when a fund’s sub-adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, it may enter into a forward contract to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund’s portfolio securities denominated in or exposed to such foreign currency. Alternatively, where appropriate, the fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies, multinational currency units or a proxy currency where such currency or currencies act as an effective proxy for other currencies. In such a case, the fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in or exposed to such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the fund.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the diversification strategies. However, the sub-adviser to the fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the fund will be served.

A fund may enter into forward contracts for any other purpose consistent with the fund’s investment objective and program. However, the fund will not enter into a forward contract, or maintain exposure to any such contract(s), if the amount of foreign currency required to be delivered thereunder would exceed the fund’s holdings of liquid securities and currency available for cover of the forward contract(s). In determining the amount to be delivered under a contract, the fund may net offsetting positions.

At the maturity of a forward contract, a fund may sell the portfolio security and make delivery of the foreign currency, or it may retain the security and either extend the maturity of the forward contract (by “rolling” that contract forward) or may initiate a new forward contract. If a fund retains the portfolio security and engages in an offsetting transaction, the fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency.

Should forward prices decline during the period between a fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Although each fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A fund will convert foreign currencies to U.S. dollars and vice versa from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (“spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

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Foreign Currency Options, Foreign Currency Futures Contracts and Options on Futures.    As indicated in Appendix A, certain funds may also purchase and sell foreign currency futures contracts and may purchase and write exchange-traded call and put options on foreign currency futures contracts and on foreign currencies. Each such fund may purchase or sell exchange-traded foreign currency options, foreign currency futures contracts and related options on foreign currency futures contracts as a hedge against possible variations in foreign exchange rates. The funds will write options on foreign currency or on foreign currency futures contracts only if they are “covered.” A put on a foreign currency or on a foreign currency futures contract written by a fund will be considered “covered” if, so long as the fund is obligated as the writer of the put, it segregates either on its records or with the fund’s custodian cash or other liquid securities equal at all times to the aggregate exercise price of the put. A call on a foreign currency or on a foreign currency futures contract written by the fund will be considered “covered” only if the fund segregates either on its records or with the fund’s custodian cash or other liquid securities with a value equal to the face amount of the option contract and denominated in the currency upon which the call is written. Option transactions may be effected to hedge the currency risk on non-U.S. dollar-denominated securities owned by a fund, sold by a fund but not yet delivered or anticipated to be purchased by a fund. As an illustration, a fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-denominated security. In these circumstances, a fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option.

Over the Counter Options on Foreign Currency Transactions.    As indicated in Appendix A, certain funds may invest in over-the-counter options on foreign currency transactions. The funds may invest in over-the-counter options on foreign currency transactions only with financial institutions that have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The funds may only enter into forward contracts on currencies in the over-the-counter market. The sub-advisers may engage in these transactions to protect against uncertainty in the level of future exchange rates in connection with the purchase and sale of portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). Certain differences exist between foreign currency hedging instruments. Foreign currency options provide the holder the right to buy or to sell a currency at a fixed price on or before a future date. Listed options are third-party contracts (performance is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized prices and expiration dates. Over-the-counter options are two-party contracts and have negotiated prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of the currency for a set price on a future date. Futures contracts and listed options on futures contracts are traded on boards of trade or futures exchanges. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, it may be difficult to enter into closing transactions with respect to options traded over-the-counter.

Hedging transactions involve costs and may result in losses. As indicated in Appendix A, certain funds may also write covered call options on foreign currencies to offset some of the costs of hedging those currencies. A fund will engage in over-the-counter options transactions on foreign currencies only when appropriate exchange traded transactions are unavailable and when, in the sub-adviser’s opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations. A fund’s ability to engage in hedging and related option transactions may be limited by tax considerations.

Transactions and position hedging do not eliminate fluctuations in the underlying prices of the securities which the funds own or intend to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

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A fund will not speculate in foreign currency options, futures or related options. Accordingly, a fund will not hedge a currency substantially in excess of the market value of the securities denominated in that currency which it owns or the expected acquisition price of securities which it anticipates purchasing.

Foreign Securities.    As indicated in Appendix A, certain funds also may invest in other types of foreign securities or engage in the certain types of transactions related to foreign securities, such as Brady Bonds,

Canadian Time Deposits, Depositary Receipts, Eurodollar and Yankee Dollar Obligations and Foreign Currency Transactions, including forward foreign currency transactions, foreign currency options and foreign currency futures contracts and options on futures. Further information about these instruments and the risks involved in their use are contained under the description of each of these instruments in this section.

Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes that reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and a fund’s investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement,” which can result in losses to a fund.

The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the funds will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S. and foreign interest rates.

Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. Consequently, the overall expense ratios of international or global funds are usually somewhat higher than those of typical domestic stock funds.

Moreover, investments in foreign government debt securities, particularly those of emerging market country governments, involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. See “Emerging Market Securities” below for additional risks.

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Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

In less liquid and well developed stock markets, such as those in some Eastern European, Southeast Asian and Latin American countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect stock prices and, therefore, share prices. Additionally, investments in emerging market regions or the following geographic regions are subject to more specific risks, as discussed below.

Emerging Market Securities.    As indicated in Appendix A, certain funds may invest in emerging market securities. Such investments involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the funds can invest do not compare favorably with the U.S. and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries) and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

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Investing in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer’s poor or deteriorating financial condition may increase the likelihood that the investing fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud.

Eastern European and Russian Securities.    The economies of Eastern European countries are currently suffering both from the stagnation resulting from centralized economic planning and control and the higher prices and unemployment associated with the transition to market economics. Unstable economic and political conditions may adversely affect security values. Upon the accession to power of Communist regimes approximately 50 years ago, the governments of a number of Eastern European countries expropriated a large amount of property. The claims of many property owners against those governments were never finally settled. In the event of the return to power of the Communist Party, there can be no assurance that a fund’s investments in Eastern Europe would not be expropriated, nationalized or otherwise confiscated.

The registration, clearing and settlement of securities transactions involving Russian issuers are subject to significant risks not normally associated with securities transactions in the U.S. and other more developed markets. Ownership of equity securities in Russian companies is evidenced by entries in a company’s share register (except where shares are held through depositories that meet the requirements of the 1940 Act) and the issuance of extracts from the register or, in certain limited cases, by formal share certificates. However, Russian share registers are frequently unreliable and a fund could possibly lose its registration through oversight, negligence or fraud. Moreover, Russia lacks a centralized registry to record shares and companies themselves maintain share registers. Registrars are under no obligation to provide extracts to potential purchasers in a timely manner or at all and are not necessarily subject to effective state supervision. In addition, while registrars are liable under law for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. For example, although Russian companies with more than 1,000 shareholders are required by law to employ an independent company to maintain share registers, in practice, such companies have not always followed this law. Because of this lack of independence of registrars, management of a Russian company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions on the share register. Furthermore, these practices could cause a delay in the sale of Russian securities by a fund if the company deems a purchaser unsuitable, which may expose a fund to potential loss on its investment.

In light of the risks described above, the Board of Trustees of the Trust has approved certain procedures concerning a fund’s investments in Russian securities. Among these procedures is a requirement that a fund will not invest in the securities of a Russian company unless that issuer’s registrar has entered into a contract with a fund’s custodian containing certain protective conditions, including, among other things, the custodian’s right to conduct regular share confirmations on behalf of a fund. This requirement will likely have the effect of precluding investments in certain Russian companies that a fund would otherwise make.

Pacific Basin Region.    Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and European countries. Such instability may result from (i) authoritarian governments or military involvement in political and economic decision-making; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries and (v) ethnic, religious and racial disaffection.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the European Community. The enactment by the U.S. or other

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principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a fund. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect a fund’s ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of a fund’s assets denominated in those currencies.

China Companies.    Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on the fund’s ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (1) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong and Taiwan is subject to certain political risks. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the fund involves risk of a total loss. The political reunification of China and Taiwan is a highly problematic issue

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and is unlikely to be settled in the near future. This situation poses a threat to Taiwan’s economy and could negatively affect its stock market. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for fifty years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

Forward Commitments, When-Issued and Delayed Delivery Securities.    As indicated in Appendix A, certain funds may invest in forward commitments, when-issued and delayed delivery securities. Forward commitments, including “TBA” (to be announced), when-issued and delayed delivery transactions arise when securities are purchased by a fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the fund at the time of entering into the transaction. However, the price of or yield on a comparable security available when delivery takes place may vary from the price of or yield on the security at the time that the forward commitment or when-issued or delayed delivery transaction was entered into. Agreements for such purchases might be entered into, for example, when a fund anticipates a decline in interest rates and is able to obtain a more advantageous price or yield by committing currently to purchase securities to be issued later. When a fund purchases securities on a forward commitment, when-issued or delayed delivery basis it does not pay for the securities until they are received, and the fund is required to designate the segregation, either on the records of the Sub-advisers or with the Trust’s custodian, of cash or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the fund’s forward commitments, when-issued or delayed delivery commitments or to enter into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the fund’s other assets. Where such purchases are made through dealers, a fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a fund of an advantageous yield or price.

A fund will only enter into forward commitments and make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities. However, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within 120 days from the date the transactions are entered into, although the fund may close out its position prior to the settlement date by entering into a matching sales transaction.

Although none of the funds intends to make such purchases for speculative purposes and each fund intends to adhere to the policies of the SEC, purchases of securities on such a basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a fund determines it is advisable as a matter of investment strategy to sell the forward commitment or when-issued or delayed delivery securities before delivery, that fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a when-issued or delayed delivery basis, a fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or when-issued or delayed delivery securities themselves (which may have a value greater or less than a fund’s payment obligation).

Hybrid Instruments.    As indicated in Appendix A, certain funds may invest in hybrid instruments (a type of potentially high risk derivative). Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depositary share,

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trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a fund may not be successful.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a United States dollar denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and a fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

Although the risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the hybrid instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the portfolio and the issuer of the hybrid instrument, the creditworthiness of the counter party or issuer of the hybrid instrument would be an additional risk factor which the fund would have to consider and monitor. Hybrid

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instruments also may not be subject to regulation of the Commodity Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by persons in the United States, the SEC, which regulates the offer and sale of securities by and to persons in the United States, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the fund.

Illiquid Securities or Non-Publicly Traded Securities.    As indicated in Appendix A, certain funds may invest in illiquid securities or non-publicly traded securities. The inability of a fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a fund’s ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by a fund which are eligible for resale pursuant to Rule 144A will be monitored by each fund’s sub-adviser on an ongoing basis, subject to the oversight of the adviser. In the event that such a security is deemed to be no longer liquid, a fund’s holdings will be reviewed to determine what action, if any, is required to ensure that the retention of such security does not result in a fund having more than 10% (for the Money Market Fund) or 15% (for all other funds) of its net assets invested in illiquid or not readily marketable securities.

Rule 144A Securities will be considered illiquid and therefore subject to a fund’s limit on the purchase of illiquid securities unless the Board or its delegates determines that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board of Trustees and its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Insured Bank Obligations.    As indicated in Appendix A, certain funds may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $100,000. The funds may purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $100,000 per bank; if the principal amount and accrued interest together exceed $100,000, the excess accrued interest will not be insured. Insured bank obligations may have limited marketability. Unless the Board of Trustees determines that a readily available market exists for such obligations, a fund will treat such obligations as subject to the limit for illiquid investments for each fund unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

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Investment Company Securities.    As indicated in Appendix A, certain funds may invest in investment company securities. Investment company securities are securities of other open-end or closed-end investment companies. Except for so-called fund-of-funds, the 1940 Act generally prohibits a fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the fund’s total assets in any investment company and no more than 10% in any combination of unaffiliated investment companies. The 1940 Act further prohibits a fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

Exchange Traded Funds.    As indicated in Appendix A, certain funds can invest in exchange traded funds (“ETFs”). ETFs are a type of investment company security bought and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have management fees which increase their costs.

Passive Foreign Investment Companies.    As indicated in Appendix A, certain funds can invest in passive foreign investment companies (“PFICs”). PFICs have been the only or primary way to invest in foreign countries that limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. However, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Like other foreign securities, interests in PFICs also involve the risk of foreign securities, as described above.

Investment Grade Securities.    As indicated in Appendix A, certain funds may invest in investment grade securities. Investment grade securities are rated in one of the four highest rating categories by Moody’s or S&P, comparably rated by another rating agency or, if unrated, determined by the applicable sub-adviser to be of comparable quality. Securities with the lower investment grade ratings, while normally exhibiting adequate protection parameters, speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Junk Bonds and Below Investment Grade Securities.    As indicated in Appendix A, certain funds may invest in below investment grade securities (commonly known as “junk bonds” and sometimes referred to as “high yield, high risk bonds”). Such securities are rated Ba or lower by Moody’s, BB or lower by S&P, comparably rated by another rating agency or, if unrated, determined by a fund’s sub-adviser to be of comparable quality. A fund’s investments in below investment grade bonds entail greater risk than its investments in higher rated bonds. Below investment grade bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Below investment grade bonds generally offer a higher current yield than that available for investment grade issues; however, they involve greater risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured by collateral and will not receive payment until more senior claims are paid in full.

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The market for below investment grade bonds, especially those of foreign issuers, has expanded rapidly in recent years, which has been a period of generally expanding growth and lower inflation. These securities will be susceptible to greater risk when economic growth slows or reverses and when inflation increases or deflation occurs. This has been reflected in recent volatility in emerging market securities. In the past, many below investment grade bonds experienced substantial price declines reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on below investment grade bonds rose dramatically. However, those higher yields did not reflect the value of the income stream that holders of such securities expected. Rather, they reflected the risk that holders of such securities could lose a substantial portion of their value due to financial restructurings or defaults by the issuers. There can be no assurance that those declines will not recur.

The market for below investment grade bonds generally is thinner and less active than that for higher quality securities, which may limit a fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of below investment grade bonds, especially in a thinly traded market.

Loan Participations and Assignments.    As indicated in Appendix A, certain funds may invest in loan participations and assignments. Investments in secured or unsecured fixed or floating rate loans (“Loans”) arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions (“Lenders”) may be in the form of participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). Participations typically result in the fund’s having a contractual relationship only with the Lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the fund may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A fund will acquire Participations only if its sub-adviser determines that the selling Lender is creditworthy.

When a fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the fund. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Assignments and Participations are generally not registered under the Securities Act of 1933, as amended (“Securities Act”), and thus may be subject to a fund’s limitation on investment in illiquid securities. Because there may be no liquid market for such securities, such securities may be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on a fund’s ability to dispose of particular Assignments or Participations when necessary to meet the fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

Master Demand Notes.    As indicated in Appendix A, certain funds may invest in variable amount master demand notes. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payees of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Since there is no secondary

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market for these notes, the appropriate sub-adviser, subject to the overall review of the fund’s Trustees and the Manager, monitor the financial condition of the issuers to evaluate their ability to repay the notes.

Mortgage-Backed or Mortgage-Related Securities.    As indicated in Appendix A, certain funds may invest in mortgage-backed and mortgage-related securities. A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Certain funds may invest in collateralized mortgage obligations (“CMOs”) and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or “tranches”), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by a fund would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a fund that invests in CMOs.

The value of mortgage-backed securities may change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of

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rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a fund may not be liable to realize the rate of return it expected.

Mortgage-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which a fund may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause a fund to experience a loss equal to any unamortized premium.

Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the “principal-only” security (“PO”) receives the principal payments made by the underlying mortgage-backed security, while the holder of the “interest-only” security (“IO”) receives interest payments from the same underlying security. The fund may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect. The Short Duration Bond Fund cannot invest in IOs and POs.

CMOs can also be in the form of “Floaters” — where the coupon rate floats in the same direction as interest rates and “Inverse Floaters” — where the coupon rate floats in the opposite direction as interest rates. Floaters and Inverse Floaters are extremely sensitive to the rise and fall in interest rates. The coupon rate on these securities is based on various benchmarks, such as LIBOR (“London Inter-Bank Offering Rate”) and the 11th District cost of funds index (the base rate). The coupon rate on Floaters can be affected by a variety of terms. Floaters and Inverse Floaters can be reset at fixed intervals over the life of the Floater or Inverse Floater, float with a spread to the base rate or be a certain percentage rate minus a certain base rate. Some Floaters and Inverse Floaters have floors below which the interest rate cannot be reset and/or ceilings above which the interest rate cannot be reset. The coupon rate and/or market value of Floaters tend to move in the same direction as the base rate while the coupon rate and/or market value of Inverse Floaters tend to move in the opposite direction from the base rate. The Short Duration Bond Fund can invest up to 30% of its net assets in Floaters, but may not invest in inverse floaters.

Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on a fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, a fund may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the fund’s ability to buy or sell those securities at any particular time.

Municipal Securities.    As indicated in Appendix A, certain funds may invest in municipal securities (“municipals”), which are debt obligations issued by or on behalf of local and state governments,

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territories and possessions of the U.S., including the District of Columbia, and their political sub-divisions, agencies and instrumentalities that provide interest income that is exempt from federal income tax. Municipals include both municipal bonds (those securities with maturities of five years or more) and municipal notes (those with maturities of less than five years). The two principal classifications of tax-exempt bonds are “general obligation” and “revenue.” General obligation bonds are secured by the issuer’s pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Municipal bonds are issued for a wide variety of reasons: to construct public facilities, such as airports, highways, bridges, schools, hospitals, mass transportation, streets, water and sewer works; to obtain funds for operating expenses; to refund outstanding municipal obligations; and to loan funds to various public institutions and facilities. Certain private activity bonds are also considered municipal bonds if their interest is exempt from federal income tax, even though that interest may be a tax preference item for purposes of the federal alternative minimum tax. Private activity bonds are issued by or on behalf of public authorities to obtain funds for various privately operated manufacturing facilities, housing, sports arenas, convention centers, airports, mass transportation systems and water, gas or sewer works. Private activity bonds are ordinarily dependent on the credit quality of a private user, not the public issuer, and are generally secured only by the revenues derived from payment of the private user.

Tax-exempt notes are of a shorter maturity than tax-exempt bonds and they generally include securities such as project notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. Tax-exempt commercial paper is also of a shorter maturity and consists of short-term obligations generally having a maturity of less than nine months.

New issues of municipal securities are normally offered on a when-issued basis, which means that delivery and payment for these securities normally takes place 15 to 45 days after the date of commitment to purchase.

Yields of municipal securities depend upon a number of factors, including economic, money and capital market conditions, the volume of municipal securities available, conditions within the municipal securities market, and the maturity, rating and size of individual offerings.

Changes in market values of municipal securities may vary inversely in relation to changes in interest rates. The magnitude of changes in market values in response to changes in market rates of interest typically varies in proportion to the quality and maturity of obligations. In general, among municipal securities of comparable quality, the longer the maturity, the higher the yield, and the greater potential for price fluctuations.

Options and Futures Transactions.    As indicated in Appendix A, certain funds may use a variety of financial instruments that derive their value from the value of one or more underlying assets, reference rates or indices (“Derivative Instruments”), including certain options, futures contracts (sometimes referred to as “futures”), options on futures contracts and swap transactions. A fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a fund’s use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments that may be used by a fund are described below.

A fund might not use any Derivative Instruments or derivative strategies, and there can be no assurance that using any strategy will succeed. If a fund is incorrect in its judgment on market values, interest rates or other economic factors in using a Derivative Instrument or strategy, the fund may have lower net income and a net loss on the investment.

Options on Securities.    A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option, at specified times or at the expiration of the option,

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depending on the type of option involved. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security against payment of the exercise price. A fund may purchase call options that may or may not be listed on a national exchange and issued by the Options Clearing Corporation. Similarly, a fund may write call options that are listed on national securities exchanges or are available in the over-the-counter market through primary broker-dealers. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term, at specified times or at the expiration of the option, depending on the type of option involved. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

Options on Securities Indices.    A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

Securities Index Futures Contracts.    A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Interest Rate Futures Contracts.    Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of bonds, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options on Futures Contracts.    Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Payment-In-Kind Bonds.    As indicated in Appendix A, certain funds may invest in payment-in-kind bonds. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of payment-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest in cash currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the funds are nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the funds could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Real Estate Investment Trusts.    As indicated in Appendix A, certain funds may invest in securities issued by real estate investment trusts. Risks associated with investments in securities of real estate investment trusts (“REITS”) include: decline in the value of real estate; risks related to general and local

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economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITS may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITS may be affected by the quality of credit extended. REITS are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. REITS are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income and net gains under the Internal Revenue Code of 1986, as amended (“Code”), and to maintain exemption from the 1940 Act. If an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITS could end up holding the underlying real estate.

Repurchase Agreements.    As indicated in Appendix A, certain funds may invest in repurchase agreements, which are transactions in which a fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to a counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. A fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “triparty” custodian or sub-custodian that maintains separate accounts for both the fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the seller or guarantor becomes insolvent, the fund may suffer delays, costs and possible losses in connection with the disposition of collateral. Each fund intends to enter into repurchase agreements only in transactions with counter-parties believed by AXA Equitable and the sub-advisers to present minimum credit risks.

Reverse Repurchase Agreements.    As indicated in Appendix A, certain funds may invest in reverse repurchase agreements, which involve the sale of securities held by a fund subject to its agreement to repurchase the securities at an agreed upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to each fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, a fund will maintain the segregation, either on the records of the Sub-advisers or with the Trust’s custodian, of cash or other liquid securities, marked to market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by a fund might be unable to deliver them when that fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce a fund’s obligation to repurchase the securities, and the fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities Loans.    As indicated in Appendix A, certain funds may lend their portfolio securities. All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned

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securities. The borrower pays to the funds an amount equal to any dividends or interest received on loaned securities. The funds retain all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under a fund’s investment program. While the securities are being loaned, a fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. A fund has a right to call each loan and obtain the securities on five business days’ notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. A fund will generally not have the right to vote securities while they are being loaned, but its adviser or sub-adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by a fund’s sub-adviser to be of good standing and will not be made unless, in the judgment of the sub-adviser, the consideration to be earned from such loans would justify the risk.

Short Sales.    As indicated in Appendix A, certain funds may enter into a “short sale.” A “short sale” is the sale by a fund of a security which has been borrowed from a third party on the expectation that the market price will drop. The funds generally will only engage in covered short sales. In a covered short sale, a fund either (1) enters into a short sale of securities in circumstances in which, at the time the short position is open, the fund owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short (also known as a short sale “against the box”), or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short. A short sale may be entered into by the fund to, for example, lock in a sale price for a security the fund does not wish to sell immediately. For a short sale against the box, the fund will designate the segregation, either on the records of the Sub-advisers or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. The fund will endeavor to offset transaction costs associated with short sales with the income from the investment of the cash proceeds.

Short Term Investments.    As indicated in Appendix A, certain funds may invest in various types of U.S. government securities and high-quality short-term debt securities with remaining maturities of one year or less (“money market instruments”). This type of short-term investment is made to provide liquidity for the purchase of new investments and to effect redemptions of shares. The money market instruments in which each fund may invest include but are not limited to: government obligations, certificates of deposit, bankers’ acceptances, commercial paper, short-term corporate securities and repurchase agreements. The funds may invest in both foreign and domestic money market instruments, including foreign currency, foreign time deposits and foreign bank acceptances.

Small Company Securities.    As indicated in Appendix A, certain funds may invest in the securities of smaller capitalization companies. Investing in securities of small companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because smaller companies normally have fewer shares outstanding than larger companies, it may be more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, small companies often have limited product lines, markets or financial resources and are typically subject to greater changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning smaller companies than for larger, more established ones, and smaller companies may be dependent for management on one or a

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few key persons. Therefore, an investment in these funds may involve a greater degree of risk than an investment in other funds that seek capital appreciation by investing in better known, larger companies.

Structured Notes.    As indicated in Appendix A, certain funds may invest in structured notes, which are derivatives on which the amount of principal repayment and/or interest payments is based upon the movement of one or more factors. Structured notes are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured notes to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payment made with respect to structured notes is dependent on the extent of the cash flow on the underlying instruments. Structured notes are typically sold in private placement transactions, and there currently is no active trading market for structured notes.

Swaps.    As indicated in Appendix A, certain funds may invest in swap contracts, which are derivatives in the form of a contract or other similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, a fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which a fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

A fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the fund receiving or paying, as the case may be, only the net amount of the two payments. A fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on the records of the Sub-advisers or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of a fund. To the extent that the net amounts owed to a swap counterparty are covered with such liquid assets, the sub-advisers believe such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, the sub-adviser will not treat them as being subject to a fund’s borrowing restrictions. A fund may enter into OTC swap transactions with counterparties that are approved by the sub-advisers in accordance with guidelines established by the Board of Trustees. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

The swaps in which a fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the fund is contractually obligated to make. If the other party to a swap defaults, the fund’s risk of loss consists of the net amount of payments that the fund contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, a fund may have contractual remedies pursuant to the agreements related to the

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transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a sub-adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the fund would be less favorable than it would have been if this investment technique were not used.

Time Deposits and Variable Rate Notes.    As indicated in Appendix A, certain funds may invest in fixed time deposits, whether or not subject to withdrawal penalties; however, investment in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the limits on illiquid securities.

The commercial paper obligations which the funds may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., the “Master Note”) permit a fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a fund as lender and the issuer as borrower. It permits daily changes in the amounts borrowed. The funds have the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the funds and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The funds have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis, the sub-adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously.

U.S. Government Securities.    As indicated in Appendix A, certain funds may invest in U.S. government securities, which include direct obligations of the U.S. Treasury (such as Treasury bills, notes or bonds) and obligations issued or guaranteed as to principal and interest (but not as to market value) by the U.S. government, its agencies or its instrumentalities. U.S. government securities include mortgage-backed securities issued or guaranteed by government agencies or government sponsored enterprises. Other U.S. government securities may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer or, in the case of mortgage-backed securities, by pools of assets.

U.S. government securities also include separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury, which are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury.

Treasury inflation-indexed securities (“TIIS”) are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIIS is payable semi-annually on the adjusted principal value. The principal value of TIIS would decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a fund holds TIIS, the fund may earn less on the TIIS than it would on conventional Treasury bonds. Any increase in the principal value of TIIS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time. See “Taxation — Taxation of Fund Operations” below.

Warrants.    As indicated in Appendix A, certain funds may invest in warrants and similar securities. Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants

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do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Zero-Coupon Bonds.    As indicated in Appendix A, certain funds may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from their principal amount “original issue discount” or “OID” and pay interest only at maturity rather than at intervals during the life of the security. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, a fund is nonetheless required to accrue as interest income each year a portion of the OID on such investments and to distribute such amounts at least annually to its shareholders. See “Taxation — Taxation of Fund Operations” below. Thus, each fund could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.

Portfolio Turnover.    The length of time a fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a fund is known as “portfolio turnover.” High portfolio turnover may result from the strategies of the sub-advisers or when one sub-adviser replaces another, necessitating changes in the portfolio it manages. Portfolio turnover may vary significantly from year to year due to a variety of factors, including a fluctuating volume of shareholder purchase and redemption orders, market conditions, changes in a sub-adviser’s investment outlook or changes in the sub-adviser(s) managing the fund. A high turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) which must be borne by the fund and its shareholders and increases realized gains and losses. A fund’s annual portfolio turnover rate will not be a factor preventing a sale or purchase when a sub-adviser believes investment considerations warrant such sale or purchase. Portfolio turnover may vary greatly from year to year as well as within a particular year. The sale of a fund’s securities may result in the recognition of capital gain or loss. Depending on the frequency of sales, any such net gain may be short-term capital gain. Unlike long-term capital gain, short-term capital gain is taxable to individuals at the same rates as ordinary income.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

It is the policy of the Trust to safeguard against misuse of the funds’ portfolio holdings information and to prevent the selective disclosure of such information. Each fund will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The Trust generally discloses top portfolio holdings (typically each fund’s top ten holdings) and complete portfolio holdings on a monthly basis with a 30-day lag time, meaning top ten and complete portfolio holdings information as of the end of the month generally is not released until the 30th day of the following month. This information is available upon request and on the Trust’s website at http://www.axaenterprise.com. Portfolio holdings information less than 30 days stale and all trade information is restricted, with the exceptions noted below, to employees responsible for fund administration, fund analysis and legal or compliance matters.

The Trust, through the Manager, may provide non-public portfolio holdings data to certain third parties prior to the release of such information to the public as described above. The Manager currently has ongoing arrangements with certain third party data services (Vestek), mutual fund evaluation services (Lipper Analytical Services and Morningstar) and consultants (Evaluation Associates LLC, Rocaton Investment Advisors, LLC and Standard & Poor’s Investment Advisory Services LLC). Each of these third parties receives portfolio holdings information at month ends, with the exception of Vestek, which receives such information daily. Each of these third parties is subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

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In addition, non-public portfolio holdings information may be provided as part of the legitimate business activities of each fund to the following service providers and other organizations: the Manager; the sub-advisers; the auditors; the custodian; the administrator; the transfer agent; counsel to the funds or the non-interested trustees; regulatory authorities; pricing services (Bear Stearns’ Pricing Direct, Interactive Data Corporation, J.J. Kenney, Loan Pricing Corporation, Muller Data, Merrill Lynch, Bloomberg, Reuters); broker-dealers who provide execution or research services to the funds; broker-dealers who provide quotations that are used in pricing; financial printers (RR Donnelley); and proxy voting services (Institutional Shareholder Services). The entities to whom each fund voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each fund, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information.

On a case-by-case “need to know” basis, the Trust’s Chief Financial Officer or Vice President, subject to the approval of the Manager’s Funds Management Group’s (“FMG”) Legal and Compliance Group and the Trust’s Chief Compliance Officer, may approve the disclosure of additional portfolio holdings information in appropriate circumstances. In all cases, the approval of the release of non-public portfolio holdings information by FMG’s Legal and Compliance Group must be based on a determination that such disclosure is in the best interests of the funds, that there is a legitimate business purpose for such disclosure and that the party receiving such information is subject to a duty to treat the information confidentially and a duty not to trade on such information. The Trust does not disclose its portfolio holdings to the media and will not release portfolio trades information.

FMG is responsible for administering the release of portfolio holdings information with respect to the funds. Until particular portfolio holdings information has been released to the public, and except with regard to the third parties described above, no such information may be provided to any party without the approval of FMG’s Legal and Compliance Group, which approval is subject to the conditions described above. No compensation is received by the Trust, the Manager or any other person in connection with their disclosure of portfolio holdings information.

FMG’s Legal and Compliance Group and the Trust’s Chief Compliance Officer monitor and review any potential conflicts of interest between the funds’ shareholders and the Manager, distributor and their affiliates that may arise from the potential release of portfolio holdings information. The Trust’s Board of Trustees approved this policy and determined that it is in the best interest of the funds. The Board of Trustees oversees implementation of this policy and receives quarterly reports from the Trust’s Chief Compliance Officer regarding any exceptions to this policy that were granted by FMG’s Legal and Compliance Group.

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MANAGEMENT OF THE TRUST

The Trust’s Board has the responsibility for the overall management of the Trust and the funds, including general supervision and review of the funds’ investment activities and their conformity with Delaware law and the stated policies of the funds. The Trust’s Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below.

The Trustees

Name, Address* and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Interested Trustee
Steven M. Joenk*** (47)	Trustee, Chairman, President and Chief Executive Officer	From January 2005 to present	From July 1999 to present, Senior Vice President, AXA Financial; from September 2004 to present, President, AXA Financial’s Funds Management Group; since 2004, Chairman and President, Enterprise Capital Management, Inc., Co-Chairman, Enterprise Funds Distributors, Inc. and Director, 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).	105	None.
Independent Trustees
Theodossios Athanassiades (67)	Trustee	From January 2005 to present	Retired; during 1996, Vice Chairman, and from 1993 to 1995, President and Chief Operating Officer, Metropolitan Life Insurance Company.	70	From May 1994 to present, Director, Atlantic Bank of New York.
Jettie M. Edwards (59)	Trustee	From January 2005 to present	Retired; from 1986 to 2001, Partner and Consultant, Syrus Associates (business and marketing consulting firm).	70	From 1997 to present, Director, PBHG Funds (15 portfolios); from 1997 to present, Director, PBHG Insurance Series Fund (8 portfolios).

*	Correspondence intended for each Trustee may be sent c/o AXA Financial, Inc., 1290 Avenue of the Americas, New York, New York 10104.
**	Each Trustee serves until his or her resignation or retirement.
***	Affiliated with the Funds’ investment manager and the distributor.
†	The registered investment companies in the fund complex include EQ Advisors Trust, AXA Premier VIP Trust, AXA Enterprise Multimanager Funds Trust, The Enterprise Group of Funds, Inc. and the Trust.

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Name, Address* and Age	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
David W. Fox (74)	Lead Independent Trustee	From January 2005 to present	Retired; from 1989 to 2000, Public Governor, and from 1996-2000, Chairman, Chicago Stock Exchange.	70	From 2004 to present, Director, Miami Corporation; from 1987 to present, Director, USG Corporation.
William M. Kearns, Jr. (70)	Trustee	From January 2005 to present	From 1994 to present, President, W.M. Kearns & Co., Inc. (private investment company); from 2002 to present, Chairman, and from 1998 to 2002, Vice Chairman, Keefe Managers, Inc. (money management firm).	70	From 1975 to present, Director, Selective Insurance Group, Inc.; from 1991 to present, Director, Transistor Devices, Inc.; from 1999 to present, Advisory Director, Proudfoot PLC (N.A.); from 2001 to present, Advisory Director, Gridley & Company LLC; from 2002 to present, Director, United States Shipping Corp.
Christopher P.A. Komisarjevsky (61)	Trustee	From January 2005 to present	Retired; from 1998 to 2004, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations); from 1996 to 1998, President and Chief Executive Officer, Burson-Marsteller U.S.A.	70	None.
Harvey Rosenthal (63)	Trustee	From January 2005 to present	From 1997 to present, Consultant/Director, and from 1994 to 1996, President and Chief Operating Officer, CVS Corporation.	70	From 1997 to present, Director, LoJack Corporation.
Gary S. Schpero (52)	Trustee	From January 2005 to present	Retired; prior to January 1, 2000, Partner, Simpson Thacher & Bartlett (law firm) and Managing Partner, Investment Management and Investment Company Practice Group.	70	None.

*	Correspondence intended for each Trustee may be sent c/o AXA Financial, Inc., 1290 Avenue of the Americas, New York, New York 10104.
**	Each Trustee serves until his or her resignation or retirement.
***	Affiliated with the Funds’ investment manager and the distributor.
†	The registered investment companies in the fund complex include EQ Advisors Trust, AXA Premier VIP Trust, AXA Enterprise Multimanager Funds Trust, The Enterprise Group of Funds, Inc. and the Trust.

Committees of the Board

The Trust has a standing Audit Committee consisting of all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (“Independent Trustee(s)”). The Audit Committee’s function is to recommend to the Board independent registered public accounting firm to conduct the annual audit of the Trust’s financial statements; review with the independent registered public accounting firm the outline, scope and results of this annual audit; and review the performance and fees charged by the independent registered public accounting firm for professional services. In addition, the Audit Committee meets with the independent registered public accounting firm and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held two meetings during the fiscal year ended October 31, 2005.

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The Trust has a Nominating and Compensation Committee consisting of all of the Independent Trustees. The Nominating and Compensation Committee’s function is to nominate and evaluate Independent Trustee candidates and review the compensation arrangements for each of the Independent Trustees. The Nominating and Compensation Committee will not consider shareholder nominees. The Nominating and Compensation Committee held two meetings during the fiscal year ended October 31, 2005.

The Trust has a Valuation Committee consisting of Kenneth T. Kozlowski, Kenneth Beitler, Brian Walsh and Andrew S. Novak and such other officers of the Trust and the Manager, as well as such officers of any sub-adviser to any fund as are deemed necessary by the officers of the Trust from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with the procedures adopted by the Board of Trustees.

Compensation of Independent Trustees and Officers

Each Independent Trustee currently receives from the Trust an annual fee of $30,000 plus (i) an additional fee of $2,000 for each regularly scheduled or special Board meeting attended, (ii) $1,000 per Audit Committee Committee Meeting attended and $500 per Nominating and Compensation Committee Meeting attended, plus reimbursement for expenses in attending in-person meetings. A supplemental retainer of $8,000 per year is paid to the lead Independent Trustee. A retainer of $2,000 per year is paid to the Chair of the Audit Committee and a retainer of $1,000 is paid to the Chair of the Nominating and Compensation Committee.

Trustee Compensation Table

for the Year Ended October 31, 2005*

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees**
Steven M. Joenk	$0	$-0-	$-0-	$-0-
Ted Athanassiades	$38,250	$-0-	$-0-	$133,250
Jettie M. Edwards	$39,250	$-0-	$-0-	$140,250
David W. Fox	$43,250	$-0-	$-0-	$149,250
William M. Kearns, Jr.	$39,250	$-0-	$-0-	$135,250
Christopher P.A. Komisarjevsky	$39,250	$-0-	$-0-	$137,750
Harvey Rosenthal	$39,250	$-0-	$-0-	$135,250
Gary S. Schpero	$39,250	$-0-	$-0-	$135,250

*	A deferred compensation plan for the benefit of the Independent Trustees has been adopted by the Trust. Under the deferred compensation plan, each Trustee may defer payment of all or part of the fees payable for such Trustee’s services until his or her retirement as a Trustee or until the earlier attainment of a specified age. Fees deferred under the deferred compensation plan, together with accrued interest thereon, will be disbursed to a participating Trustee in monthly installments over a five to 20 year period elected by such Trustee. Messrs. Komisarjevsky and Athanassiades have elected to participate in the Trust’s deferred compensation plan. As of October 31, 2005, Mr. Komisarjevsky and Mr. Athanassiades had accrued $39,250 and $38,250, respectively (including interest).

**	The amounts reported in the column reflect the total compensation paid to each trustee for his or her service as trustee of 70 funds of 2 Trusts in the fund complex.

As of December 31, 2005, no Independent Trustee or members of his or her immediate family beneficially owned securities representing interests in the Manager, Advisers or Distributors of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Trustee’s spouse, children residing in the Trustee’s

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household and dependents of the Trustee. In addition, the Trustees of the Trust did not beneficially own shares of any Fund of the Trust or of portfolios overseen in the same family of investment companies, except as set forth in the following table:

Trustee Ownership of Equity Securities

Name of Director	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Funds Overseen in Family of Investment Companies:
Interested Trustee
Steven M. Joenk	$0	over $100,000

Name of Director	Dollar Range of Equity Securities in the Funds*	Aggregate Dollar Range of Equity Securities in All Funds Overseen in Family of Investment Companies:
Independent Trustees
Ted Athanassiades	$0	$0
Jettie M. Edwards	$0	$0
David W. Fox	$0	$0
William M. Kearns, Jr.	$0	$0
Christopher P.A. Komisarjevsky	$0	$0
Harvey Rosenthal	$0	$0
Gary S. Schpero	$0	$0

*	As of December 31, 2005.

As of December 31, 2006, no Independent Trustee or members of his or her immediate family beneficially owned securities representing interests in the Manager, Sub-advisers or Distributor of the Trust, or any person controlling, controlled by or under common control with such persons. For this purpose, “immediate family member” includes the Trustee’s spouse, children residing in the Trustee’s household and dependents of the Trustee. In addition, as of that same date, no Trustee of the Trust beneficially owned shares of the Trust or EQ Advisors Trust.

The Trust’s Officers

No officer of the Trust receives any compensation paid by the Trust. Each officer of the Trust is an employee of AXA Equitable and/or Enterprise Fund Distributors, Inc. (“EFD”). The Trust’s principal officers are:

Name, Address* and Age	Position(s) Held With Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk (47)	President and Chief Executive Officer	From January 2005 to present	From July 1999 to present, Senior Vice President, AXA Financial; from September 2004 to present, President, AXA Financial’s Funds Management Group; since 2004, Chairman and President, Enterprise Capital Management, Inc., Co-Chairman, Enterprise Fund Distributors, Inc. and Director, 1740 Advisers, Inc., MONY Asset Management Inc., MONY Financial Resources of the Americas Limited (Jamaica), MONY International Life Insurance Co. (Argentina), MONY Bank & Trust Company of the Americas Ltd. (Cayman Islands) and MONY Consultoria de Correlagem de Seguros Ltd. (Brazil).

*	Correspondence intended for each officer may be sent to AXA Financial, Inc., 1290 Avenue of the Americas, New York, New York 10104.

**	Each officer is elected on annual basis.

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Name, Address* and Age	Position(s) Held With Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Patricia Louie, Esq. (50)	Vice President and Secretary	From January 2005 to present	From May 2003 to present, Vice President and Associate General Counsel, AXA Financial and AXA Equitable; from July 1999 to May 2003, Vice President and Counsel, AXA Financial and AXA Equitable.
Kenneth T. Kozlowski (44)	Chief Financial Officer and Treasurer	From January 2005 to present	From February 2001 to present, Vice President, AXA Financial; from July 2004 to present, Director, Enterprise Capital Management, Inc.; from December 1999 to December 2002, Controller, EQ Advisors Trust; from October 1999 to February 2001, Assistant Vice President, AXA Financial.
Kenneth B. Beitler (47)	Vice President	From January 2005 to present	From February 2003 to present, Vice President, AXA Financial; from February 2002 to February 2003, Assistant Vice President, AXA Financial; from May 1999 to February 2002, Senior Investment Analyst and Assistant Vice President, AXA Financial.
Mary E. Cantwell (44)	Vice President	From January 2005 to present	From February 2001 to present, Vice President, AXA Financial; from July 2004 to present, Director, Enterprise Capital Management, Inc.; from September 1997 to January 2001, Assistant Vice President, Office of the Chief Investment Officer of AXA Financial.
Brian E. Walsh (37)	Vice President and Controller	From January 2005 to present	From February 2003 to present, Vice President, AXA Financial and AXA Equitable; from January 2001 to February 2003, Assistant Vice President, AXA Financial and AXA Equitable; from December 1999 to January 2001, Senior Fund Administrator, AXA Financial and AXA Equitable.
Patricia Maxey (38)	Vice President and Assistant Secretary	From November 2005 to present	From September 2005 to present, Counsel of AXA Equitable; from February 2004 to August 2005, Chief Compliance Officer of Van Eck Global; from January 2001 to February 2004, Associate of Kirkpatrick & Lockhart Nicholson Graham LLP.
Andrew S. Novak (37)	Chief Compliance Officer	From September 2005 to present	From September 2005 to present Vice President and Chief Compliance Officer of AXA Financial’s Funds Management Group; from May 2003 to present, Vice President and Counsel, AXA Financial and AXA Equitable; from May 2002 to May 2003, Counsel, AXA Financial and AXA Equitable; from May 2001 to April 2002, Associate General Counsel and Chief Compliance Officer, Royce & Associates, Inc.

*	Correspondence intended for each officer may be sent to AXA Financial, Inc., 1290 Avenue of the Americas, New York, New York 10104.

**	Each officer is elected on annual basis.

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Name, Address* and Age	Position(s) Held With Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Joseph J. Paolo (35)	Vice President	From November 2005 to present	From August 2005 to present, Vice President AXA Financial and AXA Equitable and Deputy Chief Compliance Officer of AXA Financial’s Funds Management Group; from March 2004 to July 2005, Vice President, AXA Financial and AXA Equitable and Chief Compliance Officer, AXA Funds Management Group; from May 2002 to March 2004, Compliance Director and Assistant Vice President, AXA Financial and AXA Equitable; from February 2001 to May 2002, Compliance Officer, AXA Financial and AXA Equitable; from June 1998 to February 2001, Principal Consultant, PricewaterhouseCoopers LLP.
Patricia A. Cox (48)	Vice President and Anti-Money Laundering Compliance Officer	From November 2005 to present	From September 2001 to present, Senior Vice President of Operations for Enterprise Fund Distributors, Inc.; from May 1996 to September 2001, Vice President of Operations for Enterprise Fund Distributors, Inc.
David Shagawat (32)	Assistant Anti-Money Laundering Compliance Officer	From November 2005 to present	From August 2005 to present, Associate Compliance Officer, AXA Equitable; from June 2004 to August 2005, Fiduciary Oversight Analyst, Citigroup Asset Management; from April 2002 to June 2004, Project Manager, Alliance Capital Management LP; from January 1999 to April 2002, Business Analyst, Alliance Capital Management LP
Paraskevou Charalambous (43)	Assistant Secretary	From November 2005 to present	From March 2000 to present, Senior Legal Assistant for AXA Equitable.

*	Correspondence intended for each officer may be sent to AXA Financial, Inc., 1290 Avenue of the Americas, New York, New York 10104.

**	Each officer is elected on annual basis.

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES

To the Trust’s knowledge, as of February 9, 2006, the following persons were shareholders of record entitling such persons to give voting instructions regarding 25% or more of the outstanding shares of any fund.

Contract Owner	Portfolio	Shares Beneficially Owned	Percentage of Ownership
The Benefits Committee of the Board of Directors of MONY Retirement Plan For Field Underwriters of MONY 1740 Broadway #MD10-26 New York, New York 10019-4315	AXA Enterprise International Growth—Class Y	434,625.238	85.80%
Enterprise Capital Management Fund Investment Attn Jennifer Caifano 3343 Peachtree Road NE Suite 450 Atlanta, Georgia 30326-1022	AXA Enterprise Tax Exempt Income—Class Y	3,541.076	47.98%
Merrill Lynch Pierce Fenner & Smith FBO Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Dr. E #FL3 Jacksonville, Florida 32246-6484	AXA Enterprise Equity Fund—Class Y	373,035.964	28.57%
	AXA Enterprise Global Socially Responsive Fund—Class C	112,385.770	30.20%
	AXA Enterprise Tax Exempt Income Fund—Class C	63,032.671	31.48%

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Contract Owner	Portfolio	Shares Beneficially Owned	Percentage of Ownership
MONY Life Insurance Company Attn: Carla Montefusco 1290 Avenue of the Americas New York, New York	AXA Enterprise Global Financial Services Fund—Class Y	1,274,407.882	97.57%
	AXA Enterprise Multi-Cap Growth Fund—Class Y	104,516.171	72.42%
	AXA Enterprise Short Duration Bond Fund—Class C	130,000.000	25.37%
OBB & Co. Attn Trust Department c/o Oak Brook Bank 1400 16th Street Oak Brook, Illinois 60523-1306	AXA Enterprise Capital Appreciation Fund—Class Y	1,035,702.793	66.29%
Prudential Investment Management Service FBO Mutual Fund Clients Attn: Pruchoice Unit Mail Stop 194-201 194 Wood Avenue S. Iselin, New Jersey 08830-2710	AXA Enterprise Global Socially Responsive Fund—Class Y	412,675.567	65.09%
Wachovia Bank FBO Omnibus Reinvest Reinvest 1525 West WT Harris Blvd Charlotte, North Carolina 28288-0001	AXA Enterprise High Yield Bond Fund—Class Y	2,359,294.778	65.27%
RSGroup Trust Co. TTEE FBO Non-Qualified Plans UTD 06/26/2001 3 Enterprise Drive, Suite 105 Shelton, Connecticut 06484	AXA Enterprise Tax Exempt Income—Class Y	3,785.170	51.29%
Texas Tomorrow Constitutional Trust Andrew Ruth Dir of Special Programs Texas Comptroller of Public Accounts Texas College Ready Allocation 111 E. 17th Street Austin, Texas 78711-1440	AXA Enterprise Money Market Fund—Class Y	4,485,137.600	46.50%

Shareholders owning 25% or more of the outstanding shares of a fund may be able to determine the outcome of most issues that are submitted to shareholders for vote.

To the Trust’s knowledge, as of February 9, 2006, the following persons were shareholders of record entitling such persons to give voting instructions regarding more than 5% of the outstanding securities of any fund:

Contract Owner	Portfolio	Shares Beneficially Owned	Percentage of Ownership
Andy J. Winton & Joy C. Winton JT WROS El Paso, Texas 79912	AXA Enterprise Tax Exempt Income Fund—Class B	23,801.426	6.13%
BISYS Retirement Services FBO Enterprise Capital Management 1380 Lawrence Street Suite 1400 Denver, Colorado 80204	AXA Enterprise Equity Fund—Class Y	80,913.266	6.20%
	AXA Enterprise Multi-Cap Growth Fund—Class Y	10,404.100	7.21%
BISYS Retirement Services FBO Wampum Hardware Co. Profit Sharing 1380 Lawrence Street Suite 1400 Denver, Colorado 80204-2000	AXA Enterprise Global Financial Services Fund—Class A	263,847.795	14.61%
Carthage Federal Savings & Loan Association Attn: Thomas Piche 313 State Street Carthage, New York 13619-1411	AXA Enterprise Growth and Income Fund—Class Y	59,990.104	9.24%
Charles Schwab & Co. Inc.—Reinvest Account Attn: Mutual Funds Dept 101 Montgomery Street San Francisco, California 94104-4122	AXA Enterprise Global Socially Responsive Fund—Class Y	37,845.624	5.97%

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Contract Owner	Portfolio	Shares Beneficially Owned	Percentage of Ownership
Enterprise Capital Management Fund Investment Attn Jennifer Caifano 3343 Peachtree Road NE Suite 450 Atlanta, Georgia 30326-1022	AXA Enterprise Global Socially Responsive Fund—Class C	30,000.000	8.06%
	AXA Enterprise Global Socially Responsive Fund—Class B	30,000.000	9.74%
	AXA Enterprise Multi-Cap Growth Fund—Class Y	10.000.000	6.93%
HUBCO Regions Financial Corp Attn: Trust Operations, 2nd Floor 298 West Valley Avenue Birmingham, Alabama 35209-4816	AXA Enterprise Small Company Value Fund—Class Y	113,950.714	5.98%
Merrill Lynch Pierce Fenner & Smith FBO Sole Benefit of its Customers Attn: Service Team 4800 Deer Lake Dr. E #FL3 Jacksonville, Florida 32246-6484	AXA Enterprise Capital Appreciation Fund—Class C	366,564.397	18.64%
	AXA Enterprise Capital Appreciation Fund—Class Y	189,249.787	12.11%
	AXA Enterprise Deep Value Fund—Class Y	62,218.932	13.11%
	AXA Enterprise Equity Fund—Class C	708,116.828	13.08%
	AXA Enterprise Equity Income Fund—Class C	33,654.962	5.42%
	AXA Enterprise Global Financial Services Fund—Class C	61,552.311	11.04
	AXA Enterprise Global Socially Responsive Fund—Class B	19,586.964	6.36%
	AXA Enterprise Global Socially Responsive Fund—Class Y	36,987.695	5.83%
	AXA Enterprise High Yield Bond Fund —Class C	563,589.500	17.41%
	AXA Enterprise High Yield Bond Fund—Class Y	187,979.570	5.20%
	AXA Enterprise Multi—Cap Growth Fund—Class C	124,457.449	9.07%
	AXA Enterprise Multi-Cap Growth Fund—Class Y	14,166.984	9.82%
	AXA Enterprise Small Company Value Fund—Class A	1,456,931.309	6.77%
	AXA Enterprise Small Company Value Fund—Class C	664,519.409	7.31%
	AXA Enterprise Small Company Growth Fund—Class C	27,976.238	5.53%
MG Trust Co Agent Trustee Frontier Trust Company Service Web Offset Corp 401K Plan P.O. Box 10699 Fargo, North Dakota 58106-0699	AXA Enterprise Short Duration Bond—Class A	336,019.054	16.36%
MONY Life Insurance Company Attn: Carla Montefusco 1290 Avenue of the Americas New York, New York	AXA Enterprise International Growth—Class C	49,228.474	6.60%
	AXA Enterprise Multi—Cap Growth—Class C	102,541.813	7.47%
	AXA Enterprise Short Duration Bond Fund—Class A	130,000.000	6.33%
	AXA Enterprise Short Duration Bond Fund—Class B	130,000.000	17.63%
	AXA Enterprise Short Duration Bond Fund—Class Y	110,000.000	6.89%

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Contract Owner	Portfolio	Shares Beneficially Owned	Percentage of Ownership
National Financial Services Corp. For the Exclusive Benefit of Our Customers Attn: Mike McLaughlin 4NY 200 Liberty Street New York, New York 10281-1003	AXA Enterprise Money Market Fund—Class A	4,803,970.890	6.49%
NFS LLC FEBO DDDB Partnership LP P.O. Box 1469 Athens, Texas 75751-1469	AXA Enterprise Tax Exempt Income Fund—Class A	62,331.445	5.10%
Patterson & Co. FBO Colsa Corp 401K Plan 1525 West WT Harris Blvd Charlotte, North Carolina j 28288-0001	AXA Enterprise Equity Fund—Class A	531,786.266	5.38%
Pershing LLC P.O. Box 2052 Jersey City, New Jersey 07303-2052	AXA Enterprise Tax Exempt Income Fund—Class C	28,724.824	14.34%
	AXA Enterprise Tax Exempt Income Fund—Class C	11,889.580	5.94%
RSGroup Trust Co. TTEE FBO Non-Qualified Plans UTD 06/26/2001 3 Enterprise Drive, Suite 105 Shelton, Connecticut 06484	AXA Enterprise Equity Fund—Class Y	69,739.267	5.34%
	AXA Enterprise Government Securities Fund—Class Y	279,467.952	9.47%
	AXA Enterprise Growth and Income Fund—Class Y	127,511.542	19.65%
	AXA Enterprise Money Market Fund—Class Y	749,103.670	7.77%
	AXA Enterprise Small Company Growth Fund—Class Y	43,382.019	10.22%
SEI Private Trust Co. Attn: Mutual Funds Administrator c/o HSBC One Freedom Valley Drive Oaks, Pennsylvania 19456	AXA Enterprise Small Company Growth Fund—Class Y	31,633.347	7.45%
Texas Tomorrow Constitutional Trust Andrew Ruth Director of Special Programs — Texas Comptroller of Public Accounts Deep Value Single Fund (529) 111 E. 17th Street-1440 Austin, Texas 78711-1440	AXA Enterprise Deep Value Fund—Class A	161,667.167	5.94%
Texas Tomorrow Constitutional Trust Andrew Ruth Director of Special Programs — Texas Comptroller of Public Accounts Global Responsive Single Fund (529) 111 E. 17th Street-1440 Austin, Texas 78711-1440	AXA Enterprise Global Socially Responsive Fund Class A	72,924.686	11.12%
Texas Tomorrow Constitutional Trust Andrew Ruth Dir of Special Programs Texas Comptroller of Public Accounts College Ready 529 111 E. 17th Street Austin, Texas 78711-1440	AXA Enterprise Money Market Fund—Class A	4,185,774.670	5.65%
Texas Tomorrow Constitutional Trust Andrew Ruth Dir of Special Programs Texas Comptroller of Public Accounts Texas College Ready Allocation 111 E. 17th Street Austin, Texas 78711-1440	AXA Enterprise Government Securities Fund—Class Y	317,536.393	10.76%
Texas Tomorrow Constitutional Trust Andrew Ruth Dir of Special Programs Texas Comptroller of Public Accounts 1992-1995 529T 111 E. 17th Street Austin, Texas 78711-1440	AXA Enterprise Government Securities Fund—Class Y	284,112.923	9.63%

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Contract Owner	Portfolio	Shares Beneficially Owned	Percentage of Ownership
	AXA Enterprise Growth and Income Fund—Class Y	47,998.518	7.40%
	AXA Enterprise Money Market Fund—Class Y	2,377,713.430	24.65%
	AXA Enterprise Small Company Value Fund—Class Y	96,162,515	5.05%
Texas Tomorrow Constitutional Trust Andrew Ruth Dir of Special Programs Texas Comptroller of Public Accounts 1996-1999 529T 111 E. 17th Street Austin, Texas 78711-1440	AXA Enterprise Government Securities Fund—Class Y	236,826.736	8.03%
	AXA Enterprise Growth and Income Fund—Class Y	64,013.732	9.86%
	AXA Enterprise Money Market Fund—Class Y	1,189,379.720	12.33%
	AXA Enterprise Small Company Value Fund—Class Y	96,137.173	5.05%
Texas Tomorrow Constitutional Trust Andrew Ruth Dir of Special Programs Texas Comptroller of Public Accounts 2000-2003 529T 111 E. 17th Street Austin, Texas 78711-1440	AXA Enterprise Government Securities Fund—Class Y	325,401,525	11.03%
	AXA Enterprise Growth and Income Fund—Class Y	87,957.850	13.55%
	AXA Enterprise Small Company Growth Fund—Class Y	55,643.556	13.11%
	AXA Enterprise Small Company Value Fund—Class Y	132,173.514	6.94%
Texas Tomorrow Constitutional Trust Andrew Ruth Dir of Special Programs Texas Comptroller of Public Accounts 2004-2007 529T 111 E. 17th Street Austin, Texas 78711-1440	AXA Enterprise Small Company Growth Fund—Class Y	21,580.155	5.08%
Texas Tomorrow Constitutional Trust Andrew Ruth Dir of Special Programs Texas Comptroller of Public Accounts Texas Balanced Allocation 111 E. 17th Street Austin, Texas 78711-1440	AXA Enterprise Government Securities Fund—Class Y	206,269.272	6.99%
	AXA Enterprise Growth and Income Fund—Class Y	43,611.627	6.72%
Texas Tomorrow Constitutional Trust Andrew Ruth Dir of Special Programs Texas Comptroller of Public Accounts Texas 100% Stock 111 E. 17th Street Austin, Texas 78711-1440	AXA Enterprise Growth and Income Fund—Class Y	65,992.358	10.17%
	AXA Enterprise Small Company Growth Fund—Class Y	33,412.990	7.87%
	AXA Enterprise Small Company Value Fund—Class Y	119,010.819	6.25%
Wachovia Bank FBO Omnibus Cash Cash 1525 West WT Harris Blvd Charlotte, North Carolina 28288-0001	AXA Enterprise High Yield Bond Fund—Class Y	509,115.129	14.08%
W C S Partnership LLP Partnership P.O. Box 847 Omaha, Texas 75571-0847	AXA Enterprise Tax Exempt Income Fund—Class A	105,069.404	8.60%
Wells Fargo Bank NA FBO Dancing Star Foundation P.O. Box 1533 Minneapolis, Minnesota 55479-0001	AXA Enterprise Global Socially Responsive Fund—Class Y	133,163.431	21.00%

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To the Trust’s knowledge, as of February 9, 2006, the following AXA Allocation Portfolios of AXA Enterprise Multimanager Funds Trust were shareholders of record entitling such persons to give voting instructions regarding more than 5% of the outstanding securities of any fund:

Allocation Portfolio	Portfolio	Number of Shares of Portfolio	Percentage of Portfolio
Aggressive Allocation Portfolio	AXA Enterprise Deep Value Fund–Class Y	37,454.488	7.89%
	AXA Enterprise Equity Income Fund–Class Y	23,445.192	6.78%
Conservative Allocation Portfolio	AXA Enterprise Short Duration Bond–Class Y	145,742.500	9.13%
Moderate Allocation	AXA Enterprise Deep Value Fund–Class Y	59,391.028	12.51%
	AXA Enterprise Equity Income Fund–Class Y	28,272.749	8.17%
	AXA Enterprise Short Duration Bond–Class Y	270,371.915	16.94%
Moderate Plus Allocation	AXA Enterprise Capital Appreciation Fund–Class Y	122,386.919	7.83%
	AXA Enterprise Deep Value Fund–Class Y	273,187.198	57.57%
	AXA Enterprise Equity Fund–Class Y	601,908.204	46.10%
	AXA Enterprise Equity Income–Class Y	253,105.758	73.17%
	AXA Enterprise Government Securities Fund–Class Y	746,772.052	25.31%
	AXA Enterprise Short Duration Bond–Class Y	1,050,222.078	65.78%
	AXA Enterprise Small Company Growth Fund–Class Y	47,700.062	11.24%
	AXA Enterprise Small Company Value Fund–Class Y	793,895.633	41.67%

As of February 9, 2006, the trustees and officers of the Trust as a group, owned less than 1% of the outstanding shares of any class of any Fund of the Trust.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Manager

AXA Equitable, through its AXA Funds Management Group Unit (“Manager”), currently serves as the investment manager for each fund. AXA Equitable, which is a New York life insurance company and one of the largest life insurance companies in the U.S., is a wholly owned subsidiary of AXA Financial, Inc. (“AXA Financial”), a subsidiary of AXA, a French insurance holding company. The principal offices of AXA Equitable and AXA Financial are located at 1290 Avenue of the Americas, New York, New York 10104.

AXA Financial is a wholly owned affiliate of AXA. AXA is the holding company for an international group of insurance and related financial services companies. AXA insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America, the Asia/Pacific area and, to a lesser extent, in Africa and South America. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the U.S., as well as in Western Europe and the Asia/Pacific area.

The Trust and the Manager have entered into an investment management agreement (the “Management Agreement”). At a meeting held on March 10, 2005, the Board of Trustees, including a majority of the

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Independent Trustees, approved the Management Agreement with AXA Equitable. In approving the Management Agreement with AXA Equitable, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of the services to be provided to the funds by AXA Equitable; (2) the performance of comparable funds managed by AXA Equitable and the performance of each fund compared to a peer group and an appropriate index; (3) AXA Equitable’s personnel and operations; (4) AXA Equitable’s financial condition; (5) the level and method of computing each fund’s management fee as well as the breakpoints included in the fee schedule; (6) the historic and anticipated profitability of AXA Equitable under the Management Agreement; (7) ”fall-out” benefits to AXA Equitable and its affiliates (i.e., ancillary benefits that may be realized by AXA Equitable or its affiliates from AXA Equitable’s relationship with the Trust); (8) the anticipated effect of growth and size on each fund’s performance and expenses; and (9) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the funds by AXA Equitable’s affiliates, including distribution services. In addition, the Board reviewed and analyzed information and reports relating to these factors and their approval of the Management Agreement, including reports prepared by the Manager, materials provided by fund counsel and information provided by independent third-parties.

The Board, in examining the nature and quality of the services to be provided by AXA Equitable to the funds, recognized AXA Equitable’s experience in serving as an investment manager and noted that AXA Equitable currently provides investment management services to three other registered open-end investment companies. The Board also noted the extensive responsibilities that AXA Equitable has as investment manager to the funds, including the provision of investment advice to the funds, selection of the funds’ sub-advisers and oversight of the sub-advisers’ compliance with fund policies and objectives, review of brokerage matters, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the funds. Based on its consideration and review of the foregoing information, the Board determined that the funds were likely to benefit from the nature and quality of these services, as well as AXA Equitable’s ability to render such services based on its experience, operations and resources.

The Board also evaluated the performance of comparable funds managed by AXA Equitable and the performance of each fund in comparison to a peer group and an appropriate index, the expertise and performance of the personnel overseeing the sub-advisers, and compliance with each fund’s investment restrictions, tax and other requirements. After comparing the performance of the comparable funds with that of the peer group and benchmark indices, the Board determined that each fund was likely to benefit from AXA Equitable serving as the investment manager.

The Board gave substantial consideration to the fees payable under the Management Agreement. In this connection, the Board evaluated AXA Equitable’s anticipated costs and profitability in serving as investment manager to the funds, including the costs associated with the personnel, systems and equipment necessary to manage the funds and the costs associated with compensating the sub-advisers. The Board also examined the fees to be paid by each fund in light of fees paid to other investment managers by comparable funds and the method of computing each fund’s fee. The Board considered the funds’ fee structure and noted that the management fees reflect breakpoints which adjust the fees downward as the size of the funds increase. The Board also noted AXA Equitable’s commitment to expense limitation agreements with the funds. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the costs anticipated to be incurred, by AXA Equitable, the Board concluded that the level of the fees paid to AXA Equitable with respect to each fund is fair and reasonable.

The Board also noted that AXA Equitable serves as the Trust’s administrator, receiving compensation for acting in this capacity, and is responsible for, among other things, coordinating the Trust’s audits, financial statements and tax returns and managing expenses and budgeting for the Trust. The Board also recognized that AXA Equitable’s affiliate, Enterprise Fund Distributors, Inc., serves as underwriter to the funds, and as such, receives Rule 12b-1 payments from the funds. The Board noted, however, that such payments are used to provide valuable shareholder services and to finance activities that are intended to result in the sale of Trust shares, which potentially could lead to growth in Trust assets and

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the corresponding benefits of that growth, including economies of scale and greater portfolio diversification. Further, the Board recognized that Sanford C. Bernstein & Co., LLC (“Bernstein”), a registered broker-dealer, is an affiliate of AXA Equitable and from time to time may receive brokerage commissions from the funds in connection with the purchase and sale of portfolio securities. The Board noted, however, that transactions with Bernstein must meet the Trust’s requirements for best execution. As such, the Board concluded that the benefits accruing to AXA Equitable and its affiliates by virtue of their relationship to the Trust are reasonable and fair in comparison with the anticipated costs of providing the relevant services.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment advisory capabilities, methodologies, and performance of AXA Equitable, the Board determined approval of the Management Agreement was in the best interests of each fund. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Management Agreement.

The Management Agreement obligates the Manager to: (i) provide investment management services to the Trust; (ii) select the sub-advisers for each fund; (iii) monitor each sub-adviser’s investment programs and results; (iv) review brokerage matters; (v) oversee the Trust’s compliance with various federal and state statutes; and (vi) carry out the directives of the Board of Trustees. The Management Agreement requires the Manager to provide the Trust with office space, office equipment and personnel necessary to operate and administer the Trust’s business, and also to oversee the third-party service providers. After the first two years, the continuance of the Management Agreement with respect to each fund must be specifically approved at least annually (i) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose. The Management Agreement with respect to each fund may be terminated (i) at any time, without the payment of any penalty, by the Trust upon the vote of a majority of the Trustees or by vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of such fund upon sixty (60) days’ written notice to the Manager or (ii) by the Manager at any time without penalty upon sixty (60) days’ written notice to the Trust. The Management Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

Each fund pays a fee to the Manager as described below for the investment management services the Manager provides that fund. The Manager and the Trust have also entered into an expense limitation agreement with respect to each fund (“Expense Limitation Agreement”), pursuant to which the Manager has agreed through February 28, 2007 (unless the board of trustees consents to an earlier revision or termination of this arrangement) to waive or limit its management, administrative and other fees and to assume other expenses so that the total annual operating expenses (with certain exceptions described in the Prospectus) of each fund are limited to the extent described in the Prospectus.

	Management Fee
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $5 billion	Thereafter
Capital Appreciation Fund	0.730%	0.705%	0.680%	0.655%	0.630%
Deep Value Fund	0.730%	0.705%	0.680%	0.655%	0.630%
Equity Fund	0.730%	0.705%	0.680%	0.655%	0.630%
Equity Income Fund	0.730%	0.705%	0.680%	0.655%	0.630%
Global Financial Services Fund	0.830%	0.805%	0.780%	0.755%	0.730%
Global Socially Responsive Fund	0.880%	0.855%	0.830%	0.805%	0.780%
Government Securities Fund	0.580%	0.555%	0.530%	0.505%	0.480%
Growth and Income Fund	0.730%	0.705%	0.680%	0.655%	0.630%
High-Yield Bond Fund	0.600%	0.575%	0.550%	0.525%	0.500%
International Growth Fund	0.830%	0.805%	0.780%	0.755%	0.730%

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	Management Fee
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $5 billion	Thereafter
Mergers and Acquisitions Fund	0.880%	0.855%	0.830%	0.805%	0.780%
Money Market Fund	0.330%	0.305%	0.280%	0.255%	0.230%
Multi-Cap Growth Fund	0.730%	0.705%	0.680%	0.655%	0.630%
Small Company Growth Fund	0.980%	0.955%	0.930%	0.905%	0.880%
Small Company Value Fund	0.730%	0.705%	0.680%	0.655%	0.630%
Short Duration Bond Fund	0.430%	0.405%	0.380%	0.355%	0.330%
Tax-Exempt Income Fund	0.480%	0.455%	0.430%	0.405%	0.380%

In addition to the management fees, the Trust pays all expenses not assumed by the Manager, including, without limitation: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, prospectus supplements and statements of additional information; the costs of printing registration statements; custodian’s fees; any proxy solicitors’ fees and expenses; Trustee expenses (including any special counsel to Trustees); transfer agent fees; advisory and administration fees; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of the funds on a basis that the Trustees deem fair and equitable, which may be on the basis of relative net assets of each fund or the nature of the services performed and relative applicability to each fund. As discussed in greater detail below, under “Distribution of the Trust’s Shares,” the Class A, Class B and Class C shares may pay for certain distribution related expenses in connection with activities primarily intended to result in the sale of their shares.

As discussed in the Prospectus, the funds are successors to corresponding series of The Enterprise Group of Funds, Inc., which is a registered open-end management investment company managed by Enterprise Capital Management, Inc. (“Enterprise Capital”), an affiliate of AXA Equitable. The tables below show the amounts reported by the predecessor funds as paid to Enterprise Capital or AXA Equitable for the fiscal periods ended December 31, 2003 and October 31, 2004 and amounts reported by the predecessor funds and funds of the Trust as paid to Enterprise Capital or AXA Equitable for the fiscal period ended October 31, 2005. The first column shows each fee without fee waivers, the second column shows the fees actually paid to Enterprise Capital or AXA Equitable after fee waivers and the third column shows the total amount of fees waived by Enterprise Capital or AXA Equitable and other expenses of each predecessor fund or fund of the Trust assumed by Enterprise Capital or AXA Equitable pursuant to an expense limitation agreement. For the fiscal years ended December 31, 2003, October 31, 2004 and October 31, 2005, the Manager and Enterprise Capital did not receive any reimbursement from the 17 funds described in this SAI.

FISCAL YEAR ENDED DECEMBER 31, 2003

Fund	Management Fee	Management Fee After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed
Capital Appreciation Fund	$1,471,453	$1,471,453	N/A
Deep Value Fund	$153,473	$37,889	$115,584
Equity Fund	$923,111	$841,696	$81,415
Equity Income Fund	$753,049	$607,512	$145,537
Global Financial Services Fund	$224,542	$169,793	$54,749
Global Socially Responsive Fund	$45,565	N/A	$77,007
Government Securities Fund	$1,574,542	$947,892	$626,650
Growth and Income Fund	$1,149,856	$779,007	$370,849

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Fund	Management Fee	Management Fee After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed
High-Yield Bond Fund	$1,454,351	$1,244,794	$290,557
International Growth Fund	$515,470	$453,664	$61,806
Money Market Fund	$1,554,876	$1,554,876	N/A
Multi-Cap Growth Fund	$823,428	$665,268	$158,160
Small Company Growth Fund	$958,831	$585,312	$373,519
Small Company Value Fund	$3,554,437	$3,554,437	N/A
Short Duration Bond Fund	$89,853	N/A	$101,417
Tax-Exempt Income Fund	$181,359	$98,556	$82,803

PERIOD ENDED OCTOBER 31, 2004*

Fund	Management Fee	Management Fee After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed
Capital Appreciation Fund	$1,627,768	$1,627,768	N/A
Deep Value Fund	$226,352	$111,636	$114,716
Equity Fund	$1,082,455	$1,017,182	$65,273
Equity Income Fund	$814,117	$679,551	$134,566
Global Financial Services Fund	$243,333	$196,137	$47,196
Global Socially Responsive Fund	$71,053	$9,809	$61,244
Government Securities Fund	$1,171,607	$648,676	$522,931
Growth and Income Fund	$1,117,860	$797,123	$320,737
High-Yield Bond Fund	$1,292,545	$1,108,253	$184,292
International Growth Fund	$546,677	$531,687	$14,990
Money Market Fund**	$1,176,391	$1,176,391	N/A
Multi-Cap Growth Fund	$749,594	$682,926	$66,668
Small Company Growth Fund	$931,727	$586,609	$345,118
Small Company Value Fund	$3,680,174	$3,680,174	N/A
Short Duration Bond Fund	$108,560	$34,289	$74,271
Tax-Exempt Income Fund	$137,344	$77,012	$60,332

*	The predecessor corporation changed its fiscal year end from December 31 to October 31. The table above covers the ten-month period from January 1, 2004 to October 31, 2004.

**	Since October 1, 2004, AXA Equitable has served as the investment manager for the Money Market Fund. The table above reflects fees paid to Enterprise Capital and AXA Equitable in relation to the Money Market Fund.

FISCAL YEAR ENDED OCTOBER 31, 2005

Fund*	Management Fee	Management Fee After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed
Capital Appreciation Fund	$2,457,634	$2,457,634	N/A
Deep Value Fund	$349,865	$158,055	$191,810
Equity Fund	$1,304,519	$1,064,131	$240,388
Equity Income Fund	$1,321,967	$945,292	$376,675
Global Financial Services Fund	$331,295	$155,518	$175,777
Global Socially Responsive Fund	$144,890	N/A	$162,040
Government Securities Fund	$1,331,564	$452,823	$878,741
Growth and Income Fund	$1,413,339	$784,719	$628,620

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Fund*	Management Fee	Management Fee After Fee Waiver	Total Amount of Fees Waived and Other Expenses Assumed
High-Yield Bond Fund	$1,411,460	$1,035,889	$375,571
International Growth Fund	$589,315	$350,735	$238,580
Money Market Fund	$915,513	$342,983	$572,530
Multi-Cap Growth Fund	$786,816	$497,545	$289,271
Short Duration Bond Fund	$158,655	N/A	$205,408
Small Company Growth Fund	$1,072,398	$450,031	$622,367
Small Company Value Fund	$4,564,850	$4,564,850	N/A
Tax-Exempt Income Fund	$146,806	$1,592	$145,214

*	The Mergers and Acquisitions Fund is not included in the table above because it had no operations in 2005.

The Sub-Advisers

The Manager has entered into sub-advisory agreements (“Subadvisory Agreements”) on behalf of each fund with the sub-advisers identified in the Prospectus (each a “Sub-adviser” and collectively the “Sub-advisers”). The Subadvisory Agreements obligate the Sub-advisers to: (i) make investment decisions on behalf of their respective funds, (ii) place all orders for the purchase and sale of investments for their respective funds with brokers or dealers selected by the Manager and/or the Sub-advisers, and (iii) perform certain limited related administrative functions in connection therewith.

The Board considered and approved the Subadvisory Agreements for the funds with the Sub-advisers based on a review of the factors it deemed relevant with respect to each Sub-adviser, including: (1) the nature, quality, and extent of the services to be provided to the fund by the Sub-adviser; (2) the Sub-adviser’s management style; (3) the Sub-adviser’s performance record as well as the performance of each fund; (4) the qualifications and experience of the persons responsible for the day-to-day management of the fund; (5) the Sub-adviser’s current and proposed level of staffing and its overall resources; and (6) “fall-out” benefits to the Sub-adviser and its affiliates (i.e., ancillary benefits that may be realized by the Sub-adviser or its affiliates from its relationship with the Trust). In addition, the Board reviewed and analyzed information and reports relating to these factors and their approval of the Subadvisory Agreements, including reports prepared by the sub-advisers, materials provided by fund counsel and information provided by independent third-parties.

The Board, in examining the nature, quality and extent of the services to be provided by the Sub-advisers to the funds, reviewed the experience of each Sub-adviser in serving as a sub-adviser to comparable funds. The Board also noted the extensive responsibilities that each Sub-adviser has as a sub-adviser to the funds, including the responsibility (1) to make investment decisions on behalf of its fund, (2) to place all orders for the purchase and sale of investments for its fund with brokers or dealers selected by AXA Equitable and/or the Sub-adviser, and (3) to perform certain limited related administrative functions in connection therewith. The Board examined the backgrounds of each Sub-adviser’s portfolio managers with responsibility for the funds and concluded that each fund benefits from the quality and experience of the sub-adviser’s portfolio managers. Based on its consideration and review of the foregoing information, the Board determined that the funds were likely to benefit from the nature and quality of these services, as well as each Sub-adviser’s ability to render such services based on its experience, operations and resources.

The Board also evaluated the performance of each Sub-adviser and each fund in comparison to a peer group and an appropriate benchmark index, the expertise and performance of the sub-adviser’s personnel, and compliance with each predecessor fund’s investment restrictions, tax and other requirements. Based on this evaluation, the Board determined that each Sub-adviser’s historical performance record compared reasonably to its peer group and/or benchmark.

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The Board gave substantial consideration to the fees payable under each Subadvisory Agreement. In this connection, the Board evaluated each Sub-adviser’s anticipated costs and profitability (to the extent practicable) in serving as a sub-adviser to the funds, including the costs associated with the personnel, systems and equipment necessary to perform its functions. The Board also examined the fees to be paid to each Sub-adviser in light of fees paid to other sub-advisers by comparable funds and the method of computing the Sub-adviser’s fee. The Board noted that, where applicable, the advisory fees reflect breakpoints which adjust the fees downward as the size of the funds increase. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided, and the anticipated costs to be incurred, by each Sub-adviser, the Board concluded that the level of the fee paid to each Sub-adviser with respect to its fund is fair and reasonable.

The Board also noted that each Sub-adviser, through its relationship as a sub-adviser to a fund, may engage in soft dollar transactions. In this connection, the Board noted that while each Sub-adviser selects brokers primarily on the basis of their execution capabilities, the direction of transactions may at times be based on the quality and amount of research such brokers provide. Further, the Board recognized that many Sub-advisers to the funds are affiliated with registered broker-dealers and these broker-dealers may from time to time execute transactions on behalf of the funds. The Board noted, however, that all Sub-advisers must select brokers who meet the Trust’s requirements for best execution. The Board concluded that the benefits accruing to each Sub-adviser and its affiliates by virtue of the Sub-adviser’s relationship to the fund are fair and reasonable.

Based on these considerations and the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of each Sub-adviser, the Board determined approval of each Subadvisory Agreement with respect to the relevant fund was in the best interests of that fund. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved each Subadvisory Agreement.

The table below shows the amounts reported by the predecessor funds and the funds of the Trust as paid by Enterprise Capital or AXA Equitable to each Sub-adviser with respect to the predecessor funds and the funds of the Trust for the fiscal periods ended December 31, 2003, October 31, 2004 and October 31, 2005:

Fund**	Sub-Advisory Fees Paid
	Fiscal Year Ended October 31, 2005	Fiscal Period Ended October 31, 2004*	Fiscal Year Ended December 31, 2003
Capital Appreciation Fund	$1,479,843	$974,129	$882,872
Deep Value Fund	$231,046	$120,687	$81,852
Equity Fund	$623,654	$516,016	$466,310
Equity Income Fund	$495,309	$313,027	$299,742
Global Financial Services Fund	$196,654	$142,155	$132,083
Global Socially Responsive Fund	$73,087	$35,350	$22,782
Government Securities Fund	$524,815	$465,047	$599,847
Growth and Income Fund	$526,031	$413,301	$433,286
High-Yield Bond Fund	$630,987	$578,599	$655,979
International Growth Fund	$317,787	$255,833	$242,574
Money Market Fund	$119,026	$14,253	NA
Multi-Cap Growth Fund	$344,431	$299,663	$329,371
Small Company Growth Fund	$616,523	$312,212	$383,532
Small Company Value Fund	$2,415,037	$1,961,842	$1,895,700
Short Duration Bond Fund	$36,020	$24,125	$19,967
Tax-Exempt Income Fund	$44,705	$41,204	$54,408

*	The predecessor corporation changed its fiscal year end from December 31 to October 31. The column above covers the ten-month period from January 1, 2004 to October 31, 2004.

**	The Mergers and Acquisitions Fund is not included in the table above because it had no operations in 2005.

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The Manager recommends sub-advisers for each fund to the Trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the funds are not associated with any one portfolio manager, and benefit from independent specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and the Manager does not expect to recommend frequent changes of sub-advisers. The Trust has received an exemptive order from the SEC (“Multi-Manager Order”) that permits the Manager, subject to certain conditions, to enter into Subadvisory Agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Multi-Manager Order, the Manager is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing funds, change the terms of particular Subadvisory Agreements or continue the employment of existing sub-advisers after events that under the 1940 Act and the Subadvisory Agreements would normally cause an automatic termination of the agreement. However, the Manager may not enter into a sub-advisory agreement with an “affiliated person” of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) (“Affiliated Sub-adviser”), such as Alliance Capital Management L.P., unless the sub-advisory agreement with the Affiliated Sub-adviser, including compensation payable thereunder, is approved by the affected fund’s shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed fund, the fund’s initial shareholder. Although shareholder approval would not be required for the termination of Subadvisory Agreements, shareholders of a fund would continue to have the right to terminate such agreements for the fund at any time by a vote of a majority of outstanding voting securities of the fund.

The Manager reserves the right, subject to approval of the Trust’s Board of Trustees, to appoint more than one sub-adviser to manage the assets of each fund. When a fund has more than one sub-adviser, the assets of each fund are allocated by the Manager among the sub-advisers selected for the fund. Each sub-adviser has discretion, subject to oversight by the Trustees and the Manager, to purchase and sell portfolio assets, consistent with each fund’s investment objectives, policies and restrictions and specific investment strategies developed by the Manager.

Generally, no Sub-adviser provides any services to any fund except asset management and related administrative and recordkeeping services. However, a Sub-adviser or its affiliated broker-dealer may execute portfolio transactions for a fund and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act and the rules thereunder.

Information regarding the portfolio managers of the funds, including their compensation, other accounts they manage and their ownership of shares of the funds to the extent applicable is attached in Appendix C.

Personal Trading Policies.    The Trust, the Manager and the Distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, which permits personnel covered by the rule to invest in securities that may be purchased or held by a fund but prohibits fraudulent, deceptive or manipulative conduct in connection with that personal investing. Each Sub-adviser also has adopted a code of ethics under Rule 17j-1.

The Administrator

Pursuant to an administrative agreement, AXA Equitable (“Administrator”) provides the Trust with necessary administrative services, as more fully described in the Prospectus. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust. For these administrative services, in addition to the management fee, each fund pays AXA Equitable a fee at an annual rate of 0.055% of the fund’s total average net assets. Pursuant to a sub-administration arrangement, AXA Equitable has contracted with J.P. Morgan Investor Services Co. (“Sub-Administrator”) to provide the Trust with certain

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administrative services, including monitoring of fund compliance and fund accounting services. During the fiscal year ended October 31, 2005, the Trust, on behalf of each fund, paid the following fees for administrative services:

FISCAL YEAR ENDED OCTOBER 31, 2005

Fund*	Administration Fee
Capital Appreciation Fund	$126,565
Deep Value Fund	$20,877
Equity Fund	$66,071
Equity Income Fund	$77,641
Global Financial Services Fund	$16,976
Global Socially Responsive Fund	$7,141
Government Securities Fund	$97,246
Growth and Income Fund	$82,102
High-Yield Bond Fund	$95,853
International Growth Fund	$30,032
Money Market Fund	$102,816
Multi-Cap Growth Fund	$25,502
Small Company Growth Fund	$46,504
Small Company Value Fund	$231,996
Short Duration Bond Fund	$16,106
Tax-Exempt Income Fund	$12,698

*	The Mergers and Acquisitions Fund is not included in the table above because it had no operations for the period indicated.

The Distributor

The Trust has a distribution agreement with EFD in which EFD serves as the Distributor for each class of the Trust’s shares. EFD is an indirect wholly owned subsidiary of AXA Financial and its address is 3343 Peachtree Road, N.E., Atlanta, Georgia 30326.

The Trust’s distribution agreement with respect to Class A, Class B, Class C and Class Y shares (“Distribution Agreement”) was approved by its Board of Trustees at a meeting held on March 10, 2005. The Distribution Agreement will remain in effect from year to year provided its continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or “interested persons” (as defined in the 1940 Act) of the Trust (“Independent Trustees”) and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act separate plans of distribution pertaining to the Class A, Class B and Class C shares of the Trust (“Plans”). Under the Plans, each fund is authorized to pay the Distributor a service fee, accrued daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of each class of shares. In addition to this service fee, each fund also is authorized to pay the Distributor a distribution fee, accrued daily and payable monthly, at the annual rate of 0.20% (0.05% for the Money Market Fund) of the average daily net assets of the Class A shares and 0.75% (0.60% for the Money Market Fund) of the average daily net assets of the Class B and Class C shares. There is no distribution plan with respect to Class Y shares and the funds pay no service or distribution fees with respect to that class of shares. Under an arrangement approved by the Trust’s Board of Trustees, the Money Market Fund currently does not pay any distribution or service fees, and the distribution and service fees currently paid by the Short Duration Bond Fund with respect to its Class A shares are limited to an annual rate of 0.25% of the average daily net assets of that class of shares. This arrangement will be in effect at least through February 28, 2007.

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The Board of Trustees considered various factors in connection with its decision as to whether to approve the Plans, including: (i) the nature and causes of the circumstances which make the Plans necessary and appropriate; (ii) the way in which the Plans address those circumstances, including the nature and potential amount of expenditures; (iii) the nature of the anticipated benefits; (iv) the possible benefits of the Plans to any other person relative to those of the Trust; (v) the effect of the Plans on existing shareholders; (vi) the merits of possible alternative plans or pricing structures; and (vii) the relationship of the Plans to other distribution efforts of the Trust. The Board noted that the overall distribution arrangements would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in the funds and attracting new investors and assets to the funds to the benefit of the funds and their respective shareholders, (2) facilitate distribution of the funds’ shares and (3) maintain the competitive position of the funds in relation to other funds that have implemented or are seeking to implement similar distribution arrangements. Based upon its review of the foregoing factors and the materials presented to it, and in light of its fiduciary duties under the 1940 Act, the Trust’s Board of Trustees, including the Independent Trustees, who have no direct or indirect financial interest in the operation of the Plans or the Distribution Agreement, unanimously determined, in the exercise of its business judgment, that the Plans are reasonably likely to benefit the Trust and the shareholders of the funds and approved them.

Pursuant to each Plan, the Trust compensates the Distributor from assets attributable to each class of shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of that class of shares. The Distributor retains fees on shares sold for the first year for Class B and Class C shares. Generally, the 12b-1 fees are paid by the Distributor to affiliated and unaffiliated securities dealers on a quarterly basis. A portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information (including any supplements thereto) and shareholder reports, compensating financial intermediaries and broker-dealers, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class A, Class B and Class C shares as described further below in “Compensation to Financial Intermediaries and Third-Party Brokers.”

The Plans are of a type known as a “compensation” plan because payments are made for services rendered to the Trust with respect to a class of shares regardless of the level of expenditures by the Distributor. The Trustees, however, take into account such expenditures for purposes of reviewing operations under a Plan and in connection with their annual consideration of the Plan’s renewal. The Distributor’s expenditures include, without limitation: (i) the printing and mailing of Trust prospectuses, statements of additional information (including any supplements thereto) and shareholder reports for prospective shareholders; (ii) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the shares of the Trust; (iii) holding seminars and sales meetings designed to promote the distribution of shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of shares regarding Trust investment objectives and policies and other information about the Trust and the funds, including the performance of the funds; (v) training sales personnel regarding the shares of the Trust; and (vi) financing any other activity that the Distributor determines is primarily intended to result in the sale of shares.

The Distributor pays all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws. In the capacity of agent, the Distributor offers shares of each fund on a continuous basis in all states in which the fund or the Trust may from time to time be registered or where permitted by applicable law. The Distributor has made no firm commitment to acquire shares of any fund.

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The Plans and any Rule l2b-1 related agreement that is entered into by the Trust or the Distributor in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trust’s Board of Trustees, and of a majority of the Independent Trustees with no direct or indirect financial interest in the operation of the Plans or Rule 12b-1 related agreement. In addition, the annual continuance of a Rule 12b-1 related agreement must be approved by the Trust’s Board of Trustees or a majority of outstanding voting securities, and a majority of Independent Trustees, by a vote, cast in person at a meeting called for the purpose of voting on any Rule 12b-1 related agreement. In addition, each Plan and any Rule 12b-1 related agreement may be terminated at any time, without penalty, by vote of a majority of the outstanding shares of that Class of the fund or by vote of a majority of the Independent Trustees. Each Plan also provides that it may not be amended to increase materially the amount (up to 0.45% (0.30% for the Money Market Fund) of average daily net assets annually for Class A shares and up to 1.00% (0.85% for the Money Market Fund) of average daily net assets annually for Class B and Class C shares) that may be spent for distribution of any Class of any fund without the approval of the shareholders of that fund.

The table below shows the amounts reported by the predecessor funds and the funds of the Trust as paid to the Distributor with respect to the predecessor funds and the funds of the Trust pursuant to their Rule 12b-1 distribution plans for the fiscal year ended October 31, 2005. For this period, the Distributor’s actual expenditures exceeded the amounts received from the funds.

FISCAL YEAR ENDED OCTOBER 31, 2005

Fund*	Distribution Fees Paid to Distributor
	Class A	Class B	Class C
Capital Appreciation Fund	$817,799	$739,649	$508,582
Deep Value Fund	$101,434	$159,362	$68,064
Equity Fund	$334,639	$514,516	$413,709
Equity Income Fund	$478,417	$529,111	$155,077
Global Financial Services Fund	$62,479	$120,710	$39,402
Global Socially Responsive Fund	$30,055	$28,522	$31,794
Government Securities Fund	$500,261	$691,236	$187,562
Growth and Income Fund	$338,085	$772,903	$168,477
High-Yield Bond Fund	$474,787	$635,318	$396,926
International Growth Fund	$155,007	$188,369	$95,010
Money Market Fund	N/A	N/A	N/A
Multi-Cap Growth Fund	$146,555	$409,257	$118,864
Small Company Growth Fund	$200,913	$371,985	$150,931
Small Company Value Fund	$1,182,204	$2,157,144	$1,173,659
Short Duration Bond Fund	$37,875	$83,165	$62,025
Tax-Exempt Income Fund	$90,833	$61,990	$33,130

*	The Mergers and Acquisitions Fund is not included in the table above because it had no operations in 2005.

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The tables below show the amounts of sales charges reported by the predecessor funds and the funds of the Trust as earned by the Distributor in connection with the sale of shares of the predecessor funds and the funds of the Trust and the amounts reported by the predecessor funds and the funds of the Trust as retained by the Distributor, net of payments to selling dealers, for the fiscal year ended October 31, 2005.

Class A (Front-End Sales Charge)

Fund*	Amount Paid to Distributor	Amount Retained by Distributor
Capital Appreciation Fund	$7,326	$7,326
Deep Value Fund	$567	$567
Equity Fund	$538	$538
Equity Income Fund	$869	$869
Global Financial Services Fund	$29	$29
Global Socially Responsive Fund	$2	$2
Government Securities Fund	$291	$291
Growth and Income Fund	$487	$487
High-Yield Bond Fund	$2,251	$2,251
International Growth Fund	$238	$238
Money Market Fund	N/A	N/A
Multi-Cap Growth Fund	$282	$282
Short Duration Bond Fund	$66	$66
Small Company Growth Fund	$1,070	$1,070
Small Company Value Fund	$2,042	$2,042
Tax-Exempt Income Fund	$—	$—

*	The Mergers and Acquisitions Fund is not included in the table above because it had no operations in 2005.

Class A (Contingent Deferred Sales Charge)

Fund*	Amount Paid to Distributor	Amount Retained by Distributor
Capital Appreciation Fund	$8,150	$8,150
Deep Value Fund	$4,409	$4,409
Equity Fund	$6,639	$6,639
Equity Income Fund	$5,109	$5,109
Global Financial Services Fund	$984	$984
Global Socially Responsive Fund	$67	$67
Government Securities Fund	$17,573	$17,573
Growth and Income Fund	$6,595	$6,595
High-Yield Bond Fund	$5,943	$5,943
International Growth Fund	$6,483	$6,483
Money Market Fund	$2,977	$2,977
Multi-Cap Growth Fund	$6,109	$6,109
Small Company Growth Fund	$6,879	$6,879
Small Company Value Fund	$17,507	$17,507
Short Duration Bond Fund	$365	$365
Tax-Exempt Income Fund	N/A	N/A

*	The Mergers and Acquisitions Fund is not included in the table above because it had no operations in 2005.

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Class B (Contingent Deferred Sales Charge)

Fund*	Amount Paid to Distributor	Amount Retained by Distributor
Capital Appreciation Fund	$172,376	$172,376
Deep Value Fund	$31,229	$31,229
Equity Fund	$180,212	$180,212
Equity Income Fund	$102,364	$102,364
Global Financial Services Fund	$21,496	$21,496
Global Socially Responsive Fund	$5,734	$5,734
Government Securities Fund	$167,535	$167,535
Growth and Income Fund	$188,048	$188,048
High-Yield Bond Fund	$229,929	$229,929
International Growth Fund	$55,734	$55,734
Money Market Fund	$151,666	$151,666
Multi-Cap Growth Fund	$151,219	$151,219
Short Duration Bond Fund	$26,178	$26,178
Small Company Growth Fund	$113,892	$113,892
Small Company Value Fund	$405,746	$405,746
Tax-Exempt Income Fund	$15,770	$15,770

*	The Mergers and Acquisitions Fund is not included in the table above because it had no operations in 2005.

Class C (Contingent Deferred Sales Charge)

Fund*	Amount Paid to Distributor	Amount Retained by Distributor
Capital Appreciation Fund	$8,767	$8,767
Deep Value Fund	$1,342	$1,342
Equity Fund	$7,024	$7,024
Equity Income Fund	$2,412	$2,412
Global Financial Services Fund	$813	$813
Global Socially Responsive Fund	$759	$759
Government Securities Fund	$3,405	$3,405
Growth and Income Fund	$2,432	$2,432
High-Yield Bond Fund	$7,375	$7,375
International Growth Fund	$1,779	$1,779
Money Market Fund	$1,344	$1,344
Multi-Cap Growth Fund	$2,036	$2,036
Short Duration Bond Fund	$2,063	$2,063
Small Company Growth Fund	$4,323	$4,323
Small Company Value Fund	$13,325	$13,325
Tax-Exempt Income Fund	$66	$66

*	The Mergers and Acquisitions Fund is not included in the table above because it had no operations in 2005.

Compensation to Financial Intermediaries and Third-Party Broker Dealers

In addition to the sales commissions paid by investors and the distribution and service fees paid by the funds to the Distributor for the purpose of compensating selling dealers (described above in “Investment Management and Other Services — The Distributor”), the Distributor (or one of its affiliates) may make payments out of its own resources to provide additional compensation to selling dealers and other

52

financial intermediaries who are authorized to offer and sell shares of the funds and other mutual funds distributed by the Distributor (collectively, “Dealers”). As described in the Prospectus, AXA Equitable and the Distributor may use their respective past profits or other resources, and without cost to the funds or shareholders, to pay for expenses incurred in connection with providing services intended to result in the sale of shares of the Trust and/or support services that benefit shareholders, to reimburse certain expenses related to processing sales of fund shares, and to pay incentives to market the Trust’s funds or to cooperate with the Distributor’s promotional efforts or in recognition of their marketing, transaction processing and/or administrative services support (collectively, “revenue sharing payments”). This compensation is not reflected in the fees and expenses listed in the fee table section of the Prospectus.

Marketing Support Payments.    The Distributor and its affiliates may make payments to certain Dealers for marketing support services, including providing periodic and ongoing education and training of Dealer personnel regarding the funds; disseminating to Dealer personnel information and product marketing materials regarding the funds; explaining to clients the features and characteristics of the funds; conducting due diligence regarding the funds; providing reasonable access to sales meetings, sales representatives and management representatives of the Dealer; granting reasonable access to the Dealer’s financial advisors and consultants; furnishing marketing support and other services; and sponsoring seminars for the public and advertising campaigns. These payments are generally based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. Such payments may be calculated by reference to the gross sales price of shares sold by such Dealers, the net asset value of shares held by the customers of such Dealers, or otherwise.

Processing Support Payments.    The Distributor may make payments to certain Dealers that sell fund shares to help offset the Dealers’ costs associated with client account maintenance support, statement preparation and transaction processing. The types of payments that the Distributor may make under this category include, among others, payment of ticket charges placed by a Dealer, payment of networking fees on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a Dealer’s mutual fund trading system.

Other Payments.    From time to time, the Distributor, at its expense, may make additional payments to Dealers that sell or provide services in connection with the sale of fund shares. Such payments by the Distributor may include payment or reimbursement to, or on behalf of, Dealers for costs associated with the purchase of products or services used in connection with sales and marketing, as well as conferences or seminars, sales or training programs for Dealer representatives and other employees, client entertainment, client and investor events, and other Dealer-sponsored events, and travel expenses, including lodging incurred by Dealer representatives and other employees in connection with training and educational meetings, client prospecting, retention and due diligence trips. Other compensation or promotional incentives may be offered to the extent not prohibited by federal or state laws or any self-regulatory organization. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s policies and applicable law. These payments may vary depending upon the nature of the event.

Subaccounting and Other Payments.    In addition to the payments described above, from time to time, the funds and/or the Distributor may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping services to certain groups of investors in the funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs, and clients of financial intermediaries that operate in an omnibus environment or utilize certain National Securities Clearing Corporation networking levels (collectively referred to as “subaccounting”). The subaccounting services typically include: (a) establishing and maintaining investor accounts and records; (b) recording investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to investors; (e) furnishing proxy materials, periodic fund reports, prospectuses and other communications to investors as required; (f) transmitting investor transaction information; and (g) providing information in order to assist the funds in their compliance with state securities laws.

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The subaccounting fees the funds pay are designed to be equal to or less than the fees the funds would pay to their transfer agent for similar services. The funds understand that, in accordance with guidance from the U.S. Department of Labor, retirement and benefit plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the retirement and benefit plans or the investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

The funds also may make other payments to Dealers that sell fund shares to help offset the Dealers’ costs associated with transaction processing, including payment of networking fees on certain mutual fund trading systems.

Agreements.    As of the date of this SAI, the Dealers with whom the Distributor has agreements regarding revenue sharing payments are as follows: 1st Global Capital Corp., Citigroup Global Markets Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Stanley DW, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., UBS Financial Services Inc. and Wachovia Securities LLC.

As of the date of this SAI, the financial intermediaries with whom the Trust and/or the Distributor have agreements regarding subaccounting payments are as follows: ABN AMRO, A.G. Edwards, Administrative Management Group, American Stock Transfer & Trust, Bank of New York, Bear Stearns Securities Corp., Benefit Plans Administrators, BISYS, Charles Schwab Trust Company, CIBC World Markets Corp., Ceridian Retirement Plan Services, Charles Schwab & Co., CitiGroup Global Markets Inc., CNA Trust, Daily Access, Datalynx, Edward Jones, EPIC Advisors, Fidelity Brokerage Services LLC, First Clearing Corporation, FiServ Trust Company, ICMA-RC Services, LLC, Invesmart, Legg Mason Wood Walker Inc., Lincoln Life, Linsco/Private Ledger, Matrix Settlement & Clearance Services, McDonald Investments, Inc., Merrill Lynch Pierce Fenner & Smith, Inc., Mercer HR Outsourcing LLC, Mesirow Financial, Inc., Mid Atlantic Capital Corp., Morgan Keegan & Co., Morgan Stanley DW, Inc., National Investor Services, Corp., Orbitex Retirement Services, Pension & Benefit Solutions, Pershing, Prudential Investment Management Services, Raymond James & Associates, Inc., RBC Dain Rauscher, Inc., Robert W. Baird & Co., Inc., Stanley, Hunt, Dupree, Rhine, Inc., Stifel Nicolas & Co., Inc., Trustlynx, UBS Financial Services Inc., US Bancorp Piper Jaffray, Wachovia Securities LLC, Wells Fargo Investments, LLC and Wystar Global Retirement Solutions.

For more specific information about any revenue sharing and/or subaccounting payments made to your Dealer or financial intermediary, investors should contact their investment professionals.

BROKERAGE ALLOCATION AND OTHER STRATEGIES

Brokerage Commissions

The funds are charged for securities brokers’ commissions, transfer taxes and similar fees relating to securities transactions. The Manager and each of the Sub-advisers, as appropriate, seek to obtain the best net price and execution on all orders placed for the funds, considering all the circumstances except to the extent they may be permitted to pay higher commissions as described below.

It is expected that securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if that market is deemed the primary market.

Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. However, brokerage commission rates in certain countries in which the funds may invest may be discounted for certain large domestic and foreign investors such as the funds. A number of foreign banks and brokers will be used for execution of each fund’s portfolio transactions. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no

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stated commission, but the price usually includes an undisclosed commission or mark-up. In underwritten offerings, the price generally includes a disclosed fixed commission or discount.

The Manager and Sub-advisers may, as appropriate, in the allocation of brokerage business, take into consideration research and other brokerage services provided by brokers and dealers to the Manager or Sub-advisers. The research services include economic, market, industry and company research material.

The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause Sub-advisers to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the Management Agreement (“Directed Brokerage”). The Trustees review the levels of Directed Brokerage for each fund on a quarterly basis.

Commissions charged by brokers that provide research services may be somewhat higher than commissions charged by brokers that do not provide research services. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”) and by policies adopted by the Trustees, the Manager and Sub-advisers may cause the Trust to pay a broker-dealer that provides brokerage and research services to the Manager and Sub-advisers an amount of commission for effecting a securities transaction for the Trust in excess of the commission another broker-dealer would have charged for effecting that transaction. To obtain the benefit of Section 28(e), the Manager or the relevant Sub-adviser must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide the Manager or the Sub-adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. Accordingly, the price to a fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Certain Sub-advisers may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide a Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the fund. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the fund, the Sub-adviser’s other clients and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) of the 1934 Act because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances.

The overall reasonableness of commissions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, confidentiality, size of order and difficulty of execution. The research services obtained will, in general, be used by the Manager and Sub-advisers for the benefit of all accounts for which the responsible party makes investment decisions. As such, research services paid for with the funds’ brokerage commissions may not benefit the funds, while research services paid for with brokerage commissions of other clients may benefit the funds. As such, research services paid for with the funds’ brokerage commissions may not benefit the funds, while research services paid for with the brokerage commissions of other clients may benefit the funds. The receipt of research services from brokers will tend to reduce the Manager’s and Sub-advisers’ expenses in managing the funds.

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The table below shows the amounts reported by the predecessor funds and funds of the Trust as paid in brokerage commissions with respect to the predecessor funds and funds of the Trust for the fiscal years ended December 31, 2003, October 31, 2004 and October 31, 2005.

Fund***	Brokerage Commissions Paid*
	2003	2004**	2005
Capital Appreciation Fund	$452,072	$468,231	$456,446
Deep Value Fund	$21,333	$29,685	$116,070
Equity Fund	$131,274	$90,158	$87,748
Equity Income Fund	$262,590	$184,258	$370,354
Global Financial Services Fund	$52,336	$19,441	$23,298
Global Socially Responsive Fund	$9,896	$17,408	$26,550
Government Securities Fund	$0	$0	$0
Growth and Income Fund	$286,401	$153,231	$194,852
High-Yield Bond Fund	$0	$1,263	$4,212
International Growth Fund	$54,859	$143,714	$277,697
Money Market Fund	$0	$0	$0
Multi-Cap Growth Fund	$463,648	$416,973	$57,464
Short Duration Bond Fund	$0	$0	$0
Small Company Growth Fund	$413,678	$471,959	$790,140
Small Company Value Fund	$237,552	$295,607	$167,651
Tax-Exempt Income Fund	$0	$0	$0

*	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

**	The predecessor corporation changed its fiscal year end from December 31 to October 31. The column above covers the ten-month period from January 1, 2004 to October 31, 2004.

***	The Mergers and Acquisitions Fund is not included in the table above because it had no operations for the periods shown.

Brokerage Transactions with Affiliates

To the extent permitted by law and in accordance with procedures established by the Trust’s Board of Trustees, the Trust may engage in brokerage transactions with brokers that are affiliates of the Manager, including Sanford C. Bernstein & Co., Inc., or Sub-advisers, with brokers who are affiliates of such brokers, or with unaffiliated brokers who trade or clear through affiliates of the Manager or Sub-advisers. The 1940 Act generally prohibits a Trust from engaging in principal securities transactions with brokers that are affiliates of the Manager and Sub-advisers or affiliates of such brokers, unless pursuant to an exemptive order from the SEC. The Trust may rely on exemptive relief from the SEC that permits mutual funds managed by the Manager and advised by multiple advisers to engage in principal and brokerage transactions with a broker-dealer affiliated with a Sub-adviser to the same fund. The Trust has adopted procedures, prescribed by the 1940 Act, which are reasonably designed to provide that any commissions or other remuneration it pays to brokers that are affiliates of the Manager and brokers that are affiliates of a Sub-adviser to a fund for which that Sub-adviser provides investment advice do not exceed the usual and customary broker’s commission. In addition, the Trust will adhere to the requirements under the 1934 Act governing floor trading. Also, because of securities law limitations, the Trust will limit purchases of securities in a public offering, if such securities are underwritten by brokers that are affiliates of the Manager and Sub-advisers or their affiliates.

During the fiscal periods ended December 31, 2003, October 31, 2004 and October 31, 2005, the following predecessor funds and funds of the Trust paid the amounts indicated to the affiliated broker-dealers of Enterprise Capital, AXA Equitable or the Distributor or affiliates of the Sub-Adviser to each predecessor fund or funds of the Trust.

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FISCAL YEAR ENDED DECEMBER 31, 2003*

Fund**	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid*	Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
Capital Appreciation Fund	NA	NA	NA	NA
Deep Value Fund	NA	NA	NA	NA
Equity Fund	NA	NA	NA	NA
Equity Income Fund	NA	NA	NA	NA
Global Financial Services Fund	Sanford C. Bernstein LLC	$14,791	28.30%	30.50%
Global Socially Responsive Fund	NA	NA	NA	NA
Government Securities Fund	NA	NA	NA	NA
Growth and Income Fund	UBS Securities LLC	$5,445	1.9%	0.07%
High-Yield Bond Fund	NA	NA	NA	NA
International Growth Fund	State Street Brokerage Services	$2,182	3.98%	0.00%
Money Market Fund	NA	NA	NA	NA
Multi-Cap Growth Fund	Fred Alger Company Incorporated	$233,438	50.35%	55.70%
Small Company Growth Fund	NA	NA	NA	NA
Small Company Value Fund	Gabelli & Company, Inc.	$179,298	75.50%	67.20%
Short Duration Bond Fund	NA	NA	NA	NA
Tax-Exempt Income Fund	NA	NA	NA	NA

*	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.
**	The Mergers and Acquisitions Fund is not included in the table above because it had no operations for the period shown.

PERIOD ENDED OCTOBER 31, 2004*

Fund***	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid**		Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
Capital Appreciation Fund	Sanford C. Bernstein LLC		$4,288	0.9%	1.1%
Deep Value Fund	Sanford C. Bernstein LLC		$135	0.5%	0.4%
Equity Fund	Sanford C. Bernstein LLC		$1,052	1.2%	1.1%
Equity Income Fund	NA		NA	NA	NA
Global Financial Services Fund	Sanford C. Bernstein LLC		$4,266	21.9%	30.7%
Global Socially Responsive Fund	Sanford C. Bernstein LLC		$61	0.4%	0.3%
Government Securities Fund	NA		NA	NA	NA
Growth and Income Fund	Sanford C. Bernstein LLC UBS Securities LLC	$ $	175 7,087	0.1% 4.6%	0.1% 5.1%
High-Yield Bond Fund	NA		NA	NA	NA
International Growth Fund	State Street Brokerage Services		$14,661	10.2%	13.5%
Money Market Fund	NA		NA	NA	NA
Multi-Cap Growth Fund	Sanford C. Bernstein LLC		$2,864	0.7%	0.6%
	Fred Alger Company Incorporated		$189,761	45.5%	48.3%
Small Company Growth Fund	NA		NA	NA	NA
Small Company Value Fund	Gabelli & Company, Inc.		$224,184	75.8%	61.9%
Short Duration Bond Fund	NA		NA	NA	NA
Tax-Exempt Income Fund	NA		NA	NA	NA

*	The predecessor corporation changed its fiscal year end from December 31 to October 31. The table above covers the ten-month period from January 1, 2004 to October 31, 2004.
**	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.

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***	The Mergers and Acquisitions Fund is not included in the table above because it had no operations for the period shown.

FISCAL YEAR ENDED OCTOBER 31, 2005

Fund**	Affiliated Broker-Dealer	Aggregate Brokerage Commissions Paid*		Percentage of Total Brokerage Commissions	Percentage of Transactions (Based on Dollar Amounts)
Capital Appreciation Fund	Sanford C. Bernstein LLC		$478	0.10%	0.04%
Deep Value Fund	Sanford C. Bernstein LLC		$499	0.43%	0.31%
Equity Fund	Sanford C. Bernstein LLC		$619	0.71%	0.25%
Equity Income Fund	NA		NA	NA	NA
Global Financial Services Fund	NA		NA	NA	NA
Global Socially Responsive Fund	NA		NA	NA	NA
Government Securities Fund	NA		NA	NA	NA
Growth and Income Fund	Sanford C. Bernstein LLC UBS AG	$ $	714 5,780	0.37% 2.97%	0.29% 1.48%
High-Yield Bond Fund	NA		NA	NA	NA
International Growth Fund	State Street Global Markets		$19,092	6.88%	12.92%
Money Market Fund	NA		NA	NA	NA
Multi-Cap Growth Fund	Sanford C. Bernstein LLC		$639	1.11%	0.51%
	UBS AG		$488	0.85%	1.95%
Small Company Growth Fund	NA		NA	NA	NA
Small Company Value Fund	Gabelli & Company, Inc.		$95,348	56.87%	17.68%
Short Duration Bond Fund	NA		NA	NA	NA
Tax-Exempt Income Fund	NA		NA	NA	NA

*	Brokerage commissions may vary significantly from year to year due to a variety of factors, including the type of investments selected by the sub-adviser(s), changes in transaction costs and market conditions.
**	The Mergers and Acquisitions Fund is not included in the table above because it had no operations for the period shown.

Brokerage Transactions Relating to Research Services

For the fiscal year ended October 31, 2005, the predecessor funds and the funds of the Trust directed the following amount of portfolio transactions to broker-dealers that provided research services, for which the predecessor funds and funds of the Trust paid the brokerage commissions indicated:

Fund*	Amount of Portfolio Transactions	Related Brokerage Commissions Paid
Capital Appreciation Fund	$52,473,399	$55,576
Deep Value Fund	$689,030	$1,025
Equity Fund	$73,736,862	$92,407
Equity Income Fund	$62,077,968	$75,178
Growth and Income Fund	$31,740,133	$49,105
Global Financial Services Fund	$276,819	$326
Global Socially Responsive Fund	$355,622	$8,800
Government Securities Fund	NA	NA
High-Yield Bond Fund	NA	NA
International Growth Fund	NA	NA
Money Market Fund	NA	NA
Multi-Cap Growth Fund	$44,974,915	$26,431
Small Company Growth Fund	$1,055,982	$3,143
Small Company Value Fund	$32,043	$9,285,775
Short Duration Bond Fund	NA	NA
Tax-Exempt Income Fund	NA	NA

*	The Mergers and Acquisitions Fund is not included in the table above because it had no operations in 2005.

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Investments in Regular Broker-dealers

As of October 31, 2005, the funds owned securities issued by their regular brokers or dealers (or by their parents) as follows:

Fund*	Broker or Dealer (or Parent Company)	Type of Security†	Value (000)
Capital Appreciation Fund	Goldman Sachs & Co.	E	$1641
	Lehman Brothers, Inc.	E	$8449
	JPMorgan Chase & Co.	D	$29,949
Deep Value Fund	Bank of America Corp.	E	$792
	Citigroup	E	$966
	JPMorgan Chase & Co.	D	$1,692
Equity Fund	JPMorgan Chase & Co.	D	$2,068
Equity Income Fund	Credit Suisse First Boston	E	$1,046
	Morgan Stanley & Co., Inc.	E	$3,335
	Bank of America Corp.	E	$1,352
	Citigroup	E	$856
	JPMorgan Chase & Co.	D	$6,480
Global Financial Services Fund	Credit Suisse First Boston	E	$1,716
	Bank of America Corp.	E	$1,683
	Citigroup	E	$1,872
	Goldman Sachs & Co.	E	$632
	JPMorgan Chase & Co.	E	$1,516
	Lehman Brothers, Inc.	E	$1,029
	Merrill Lynch & Co., Inc.	E	$699
	JPMorgan Chase & Co.	D	$134
Global Socially Responsive Fund	Credit Suisse First Boston	E	$307
	Citigroup	E	$656
	Merrill Lynch & Co., Inc.	E	$537
	JPMorgan Chase & Co.	D	$478
Government Securities Fund	JPMorgan Chase & Co.	D	$6,905
Growth and Income Fund	Morgan Stanley & Co., Inc.	E	$5,272
	Citigroup	E	$7,897
	JPMorgan Chase & Co.	E	$4,394
	JPMorgan Chase & Co.	D	$558
High-Yield Bond Fund	JPMorgan Chase & Co.	D	$7,067
International Growth Fund	JPMorgan Chase & Co.	D	$1
Money Market Fund	Bank of New York	D	$5,000
	Goldman Sachs & Co.	D	$5,000
	Merrill Lynch & Co., Inc.	D	$2,000
Multi-Cap Growth Fund	JPMorgan Chase & Co.	D	$6,534
Short Duration Bond Fund	JPMorgan Chase & Co.	D	$1,254
	Citigroup	D	$961
	Lehman Brothers, Inc.	D	$159
	Morgan Stanley & Co., Inc.	D	$300
	Bank of America Corp.	D	$1,226
	JPMorgan Chase & Co.	D	$1,048
Small Company Growth Fund	Lehman Brothers, Inc.	D	$2781
	Morgan Stanley & Co., Inc.	D	$2000
	JPMorgan Chase & Co.	D	$2561
Small Company Value Fund	Lehman Brothers, Inc.	D	$1634
	Morgan Stanley & Co., Inc.	D	$2000
	JPMorgan Chase & Co.	D	$2728
Tax-Exempt Income Fund	N/A

*	The Mergers and Acquisitions Fund is not included in the table above because it had no operations in 2005.
†	D = Debt, E = Equity

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PROXY VOTING POLICIES AND PROCEDURES

Pursuant to the Trust’s Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to each fund to AXA Equitable as its investment manager. Because AXA Equitable views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities with respect to each fund to the applicable Sub-advisers. The primary focus of the Trust’s proxy voting procedures, therefore, is to seek to ensure that the Sub-advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-adviser’s proxy voting. A description of the proxy voting policies and procedures that each Sub-adviser uses to determine how to vote proxies relating to the fund’s portfolio securities are included in Appendix D to this SAI. Information regarding how the funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website at www.axaenterprise.com and (2) on the SEC’s website at http://www.sec.gov. Information regarding how the predecessor funds voted proxies relating to their portfolio securities during the 12-month period ended June 30, 2005 also is available through these sources.

PURCHASE, REDEMPTION AND PRICING OF SECURITIES BEING OFFERED

Information concerning purchase and redemption of shares of the funds, as well as information concerning computation of net asset value per share is set forth in the Prospectus.

Each fund has four separate classes of shares: Class A, B, C and Y shares. Each class of shares of a fund represents an identical interest in the investment portfolio of that fund and has the same rights, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares (other than Class A shares of the Money Market Fund) are subject to an initial sales charge and an ongoing distribution fee and service fee (except the Class A Shares of the Short Duration Bond Fund which are not subject to a distribution fee), (iii) Class B and Class C shares (other than Class B and Class C shares of the Money Market Fund) are subject to a contingent deferred sales charge (“CDSC”) and an ongoing distribution fee and service fee, (iv) only Class B shares have a conversion feature; (v) the Class A, B, and C shares have exclusive voting rights with respect to matters related to distribution and servicing expenditures; (vi) Class Y shares are not subject to any sales charge or any distribution, account maintenance or service fee, and (vii) the classes have separate exchange privileges. In addition, the income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if any, payable by that class. The distribution-related fees paid with respect to any class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

Fund shares are purchased at the net asset value next determined, plus the applicable sales charge, after the application for purchase of shares is received by the Trust’s transfer agent, Boston Financial Data Services, Inc. (the “Transfer Agent”), or approved financial intermediaries. At the election of the investor, the sales charge may be imposed at the time of purchase (Class A shares) or may be deferred (Class B and Class C shares and Class A shares in excess of $1,000,000 (or $100,000 in the case of certain employee benefit plans qualified under Sections 401, 403 and 408 of the Internal Revenue Code or participants of such plans, or $500,000 in the case of traditional Individual Retirement Accounts (“IRAs”), IRA rollovers, Coverdell ESAs or Roth IRAs) held for more than 12 months). Purchases can be made through most investment dealers who, as part of the service they provide, must transmit orders promptly.

Exemptions from Classes A, B and C CDSC

No CDSC will be imposed when a shareholder redeems Class A, B or C shares in the following instances: (a) shares or amounts representing increases in the value of an account above the net cost of the investment due to increases in the net asset value per share; (b) shares acquired through reinvestment of income dividends or capital gains distributions; (c) shares acquired by exchange from any AXA

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Enterprise Fund, other than the Classes A, B and C of the Money Market Fund, where the exchanged shares would not have been subject to a CDSC upon redemption; and (d) Class A shares purchased in the amount of $1 million (or $100,000 in the case of certain employee benefit plans qualified under Sections 401, 403 and 408 of the Internal Revenue Code or participants of such plans, or $500,000 in the case of traditional IRAs, IRA rollovers, Coverdell ESAs or Roth IRAs) or more if held for more than 12 months, Class B shares held for more than six years and Class C shares held for more than one year.

In determining whether the Class A, B or C CDSC is payable, it will be assumed that shares that are not subject to a CDSC are redeemed first and that other shares are then redeemed in the order purchased. No CDSC will be imposed on exchanges to purchase shares of another AXA Enterprise Fund although a CDSC will be imposed on shares (when redeemed) of the acquired fund purchased by exchange of shares subject to a CDSC. The holding period of shares subject to a CDSC that are exchanged will be deemed to commence as of the date of the initial investment.

Special Fiduciary Relationships.    The CDSC will not apply with respect to purchases of Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship. In accordance with the provisions of the CDSC exemption, such dealer agrees to the reimbursement provision described below, and no sales charge will be imposed on sales. In addition, the Distributor will pay to the selling dealer a commission described in the Prospectus.

In the event of a redemption of any such shares within 12 months of purchase, the selling dealer will reimburse the Distributor for the amount of commission paid less the amount of the distribution fee with respect to such shares.

Services for Investors

For the convenience of investors, the following plans are available. Investors should realize that none of these plans can guarantee profit or insure against loss.

Automatic Reinvestment Plan.    All shareholders, unless they request otherwise, are enrolled in the Automatic Reinvestment Plan under which dividends and capital gain distributions on their shares are automatically reinvested in shares of the same class of the distributing fund(s) at the net asset value per share computed on the record date of such dividends and distributions. The Automatic Reinvestment Plan may be terminated by participants or by the Trust at any time. No sales charge is applied upon reinvestment of dividends or capital gain distributions.

Automatic Bank Draft Plan.    An Automatic Bank Draft Plan is available for investors who wish to purchase shares of one or more of the funds in amounts of $50 or more on a regular basis by having the amount of the investment automatically deducted from the investor’s checking account. The minimum initial investment for this Plan is $250. Forms authorizing this service for eligible classes of shares are available from the Trust.

Automatic Investment Plan.    An investor may debit any class of a fund account on a monthly basis for automatic investments into one or more of the other funds of the same class. The minimum initial investment for the funds is $2,000 for each fund, except for:

•	Accounts established with an automatic bank draft plan (minimum $250 to open/$50 subsequent)

•	Accounts established in a broker/dealer wrap program with which the funds, its Manager or its Distributors, have an agreement. Such accounts will be subject to a $1,000 minimum for each Fund.

•	Traditional and Roth IRA Accounts (minimum $250 to open/$50 subsequent)

•	Coverdell Education Savings Accounts (minimum $250 to open/$50 subsequent)

•	Corporate retirement plans, such as 401(k) and 403(b) plans

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Accounts are required to maintain a balance of $1,500 to avoid the low minimum balance fee, unless they qualify for an exemption as outlined above. Existing shareholders must meet the $2,000 minimum if they open a new account in another fund or wish to establish a new account by exchanging money from an existing account.

Letter of Intent Investments.    Any investor may execute a Letter of Intent covering purchases of Class A shares of $100,000 or more, at the public offering price, of fund shares to be made within a period of 13 months. A reduced sales charge will be applicable to the total dollar amount of Class A shares purchased in the 13-month period provided at least $100,000 is purchased. The minimum initial investment under a Letter of Intent is 5% of the amount indicated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released.

Investors wishing to enter into a Letter of Intent in conjunction with their investment in Class A shares of the funds should complete the appropriate portion of the new account application.

Right of Accumulation Discount.    Investors who make an additional purchase of a class of shares of a fund which, when combined with the value of their existing aggregate holdings of Class A shares of that fund and all other AXA Enterprise Funds, each calculated at the then applicable net asset value per share or the initial purchase price less any redemptions, whichever is higher, at the time of the additional purchase, equals $100,000 or more, will be entitled to the reduced sales charge shown under “How Sales Charges are Calculated—Class A Shares” in the Prospectus on the full amount of each additional purchase. For purposes of determining the discount, holdings of fund shares of the investor’s spouse, immediate family or accounts controlled by the investor, whether as a single investor or trustee, will be aggregated upon notification of applicable accounts from the investor.

Checkwriting.    A check redemption feature is available on the Money Market Fund Class A shares with opening balances of $5,000 or more. Redemption checks may be made payable to the order of any person in any amount from $500 to $100,000. Up to five redemption checks per month may be written without charge. Each additional redemption check over five in a given month will be subject to a $5 fee. Redemption checks are free and may be obtained, without charge, by completing the Optional Features section of the account application. A $25 fee will be imposed on any account for stopping payment of a redemption check upon request of the shareholder. It is not possible to use a redemption check to close out an account since additional shares accrue daily.

Systematic Withdrawal Plan.    Investors may elect a systematic withdrawal plan under which a fixed sum of at least $100 will be paid monthly, quarterly, or annually. Shares in the plan are held on deposit in noncertificate form and any capital gain distributions and dividends from investment income are invested in additional shares of the fund(s) at net asset value. Shares in the plan account are then redeemed at net asset value to make each withdrawal payment. Redemptions for the purpose of withdrawals are made on or about the 15th day of the month of payment at that day’s closing net asset value, and checks are mailed within five days of the redemption date. Such distributions and dividends are subject to applicable taxation.

Because withdrawal payments may include a return of principal, redemptions for the purpose of making such payments may reduce or even use up the investment, depending upon the size of the payments and the fluctuations of the market price of the underlying Fund securities. For this reason, the payments cannot be considered as a yield of income on the investment.

Retirement Plans.    The Trust offers various Retirement Plans: IRA (generally for all individuals with employment income), 403(b)(7) plans (for employees of certain tax-exempt organizations and schools), and corporate pension and profit sharing (including a 401(k)) plans. For full details as to these plans, you should request a copy of the plan document from the Transfer Agent. After reading the plan, you may wish to consult a competent financial or tax advisor if you are uncertain that the plan is appropriate for your needs.

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Conversion of Class B Shares

Class B shares will automatically convert to Class A shares of the same fund eight years after the end of the calendar month in which the first purchase order for Class B shares was accepted, on the basis of the relative net asset values of the two classes and subject to the following terms: Class B shares acquired through the reinvestment of dividends and distributions (“reinvested Class B shares”) will be converted to Class A shares on a pro rata basis only when Class B shares not acquired through reinvestment of dividends or distributions (“purchased Class B shares”) are converted. The portion of reinvested Class B shares to be converted will be determined by the ratio that the purchased Class B shares eligible for conversion bear to the total amount of purchased Class B shares eligible in the shareholder’s account. For the purposes of calculating the holding period for conversion of Class B shares, the date of initial issuance means the sooner of: (a) the date on which the issuance of Class B shares occurred, or (b) for Class B shares obtained by an exchange or series of exchanges, the date on which the issuance of the original Class B shares occurred. This conversion to Class A shares will relieve Class B shares that have been outstanding for at least eight years (a period of time sufficient for the Distributor to have been compensated for distribution expenses related to such Class B shares) from the higher ongoing distribution fee paid by Class B shares. Only Class B shares have this conversion feature.

Exchange Privilege

Exchange of Class A Shares.    Class A shares of all funds are exchangeable for Class A shares of any other AXA Enterprise Fund, which currently includes funds of the Trust and funds comprising AXA Enterprise Multimanager Funds Trust and The Enterprise Group of Funds, Inc. Class A shares of any fund cannot be exchanged for Class B, C or Y shares of any other AXA Enterprise Fund.

Exchange of Class B Shares.    Class B shares of all funds are exchangeable for Class B shares of any other AXA Enterprise Fund. Class B shares of any fund cannot be exchanged for Class A, C or Y shares of any other AXA Enterprise Fund.

Exchange of Class C Shares.    Class C shares of all funds are exchangeable for Class C shares of any other AXA Enterprise Fund. Class C shares of any fund cannot be exchanged for Class A, B or Y shares of any other AXA Enterprise Fund.

Exchange of Class Y Shares.    Class Y shares of all funds are exchangeable for Class Y shares of any other AXA Enterprise Fund. Class Y shares of any fund cannot be exchanged for Class A, B or C shares of any other AXA Enterprise Fund.

The minimum initial investment rules applicable to a fund apply to any exchange where the exchange results in a new account being opened in such fund. Exchanges into existing accounts are not subject to a minimum amount. Original investments in the Money Market Fund which are transferred to other funds are not considered fund exchanges but purchases for sales charge calculation purposes.

Shares of a fund that are not subject to a CDSC exchange will be processed at the net asset value next determined after the Transfer Agent or approved financial intermediary receives your exchange request. Shares of a fund that are subject to a CDSC will be exchangeable on the basis of the relative net asset value per share without payment of any CDSC which might otherwise be due upon redemption of the shares of the fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the fund is “tacked” onto the holding period for the newly acquired shares of the other fund. The exchange feature may be modified or discontinued at any time, upon notice to shareholders in accordance with applicable rules adopted by the SEC. Your exchange may be processed only if the shares of the fund to be acquired are eligible for sale in your state and if the exchange privilege may be legally offered in your state.

An exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes.

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Redemptions — General

Payment for redeemed shares is ordinarily made within seven days after receipt by the Transfer Agent of redemption instructions in proper form. The redemption privilege may be suspended or payment may be postponed for more than seven days during any period when: (1) the New York Stock Exchange (“NYSE”) is closed other than for customary weekend or holiday closings or trading thereon is restricted as determined by the SEC; (2) an emergency, as defined by the SEC, exists making trading of fund securities or valuation of net assets not reasonably practicable; or (3) the SEC has by order permitted such suspension or delay.

As more fully described in the Prospectus, a fee of 2% of the current net asset value of the shares being redeemed may be assessed and retained by the fund under certain circumstances.

The Trust reserves the right to redeem an account at its option upon not less than 45 days’ written notice to a shareholder if an account’s net asset value is $500 or less and remains so during the notice period.

Redemptions In Kind

The Trust’s organizational documents provide that it may redeem its shares in cash or with a pro rata portion of the assets of the Trust. To date, all redemptions have been made in cash, and the Trust anticipates that all redemptions will be made in cash in the future. The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to commit itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000; or (ii) 1% of the net asset value of the Trust at the beginning of such period. If shares are redeemed through a distribution of assets of the Trust, the recipient would incur brokerage commissions upon the sale of such securities.

Determination of Net Asset Value

The Trust will offer and sell its shares based on each fund’s net asset value per share, which will be determined in the manner set forth below.

The net asset value of the shares of each class of each fund will be determined once daily, immediately after the declaration of dividends, if any, at the close of regular trading on the NYSE on the days the NYSE is open for trading. This is normally 4 p.m. Eastern Time. The NYSE is closed on New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset value per share of each class of a fund will be computed by dividing the sum of the investments held by that fund applicable to that class, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that class of the fund at such time. All expenses borne by the Trust and each of its Classes will be accrued daily.

The net asset value per share of each fund will be determined and computed as follows, in accordance with generally accepted accounting principles, and consistent with the 1940 Act:

•	The assets belonging to each fund will include (i) all consideration received by the Trust for the issue or sale of shares of that particular fund, together with all assets in which such consideration is invested or reinvested, (ii) all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, (iii) any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and (iv) “General Items,” if any, allocated to that fund. “General Items” include any assets, income, earnings, profits, and proceeds thereof, funds, or payments that are not readily identifiable as belonging to any particular fund. General Items will be allocated as the Trust’s Board of Trustees considers fair and equitable.

•	The liabilities belonging to each fund will include (i) the liabilities of the Trust in respect of that fund, (ii) all expenses, costs, charges and reserves attributable to that fund, and (iii) any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular fund which have been allocated as the Trust’s Board of Trustees considers fair and equitable.

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Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each fund are valued as follows:

•	Stocks listed on national securities exchanges are valued at the last sale price or official closing price or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ exchange will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are valued at their last sale price or official closing price or, if there is no reported sale during the day, at a bid price estimated by a broker.

•	Foreign securities not traded directly, or in ADRs or similar form, in the U.S. are valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

•	U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices.

•	Long-term corporate bonds may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. However, when such prices are not available, such bonds are valued at a bid price estimated by a broker.

•	The Money Market Fund values short-term debt securities at amortized cost, which approximates market value. For all other funds, only short-term debt securities that mature in 60 days or less are valued at amortized cost, and short-term debt securities that mature in more than 60 days are valued at representative quoted prices.

•	Convertible preferred stocks listed on national securities exchanges or included on the NASDAQ stock market are valued as of their last sale price or, if there is no sale, at the latest available bid price.

•	Convertible bonds, and unlisted convertible preferred stocks, are valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

•	Mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, an equivalent yield or yield spread quotes will be obtained from a broker and converted to a price.

•	Options are valued at their last sales price or, if not available, previous day’s sales price. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

•	Futures contracts are valued at their last sale price or, if there is no sale, at the latest available bid price.

•	Forward foreign exchange contracts are valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date.

•	Shares of open-end mutual funds held by a fund will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•	Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith under the direction of the Board of Trustees.

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Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Trust’s calculations of net asset values for each applicable fund when the Trust deems that the particular event or circumstance would materially affect such fund’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include significant price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that the fair value may differ materially from the value realized on a sale. This policy is intended to assure that the fund’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund’s NAV by short-term traders.

When the Trust writes a call option, an amount equal to the premium received by the Trust is included in the Trust’s financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires on its stipulated expiration date or the Trust enters into a closing purchase or sale transaction, the Trust realizes a gain (or loss) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Trust realizes a gain or loss from the sale of the underlying security, and the proceeds of sale are increased by the premium originally received, or reduced by the price paid for the option.

The Manager and Sub-advisers may, from time to time, under the general supervision of the Board of Trustees or its valuation committee, utilize the services of one or more pricing services available in valuing the assets of the Trust. In addition, there may be occasions when a different pricing provider or methodology is used. The Manager and Sub-advisers will continuously monitor the performance of these services.

TAXATION

Each fund is treated for federal tax purposes as a separate corporation. A fund that satisfies the requirements to be treated as a regulated investment company under the Code (“RIC”) (described below under “Qualification as a Regulated Investment Company”) will not be subject to federal income or excise tax on any of its net investment income or net realized capital gains that it timely distributes to its shareholders. Certain technical rules are prescribed for computing net investment income and net capital gains. For example, dividends are generally treated as received on the exdividend date. Also, certain foreign currency losses and capital losses arising after October 31 of a given year may be treated as if they arise on the first day of the next taxable year.

Backup Withholding.    Each fund is required to withhold 28% of all dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund or AXA Equitable with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions otherwise payable to those shareholders who otherwise are subject to backup withholding.

Sale or Exchange of Fund Shares.    A shareholder’s sale (redemption) of fund shares may result in a taxable gain or loss, depending on whether the shareholder receives more or less than his or her adjusted basis in the shares. In addition, if a fund’s shares are bought (including shares bought pursuant to the Automatic Reinvestment Plan) within 30 days before or after redeeming other shares of the fund at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares.

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Class A Shareholders.    A special tax rule applies when a shareholder redeems or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of the same or another AXA Enterprise Fund without paying a sales charge due to the 90-day reinstatement privilege or the exchange privilege. In these cases, any gain on the redemption or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount would increase the basis in the fund shares subsequently acquired.

Conversion of Class B Shares.    A shareholder will recognize no gain or loss as a result of a conversion of Class B shares to Class A shares.

Qualification as a Regulated Investment Company.    Each fund has elected to be, and intends to continue to qualify each taxable year for treatment as a RIC. To so qualify, a fund must distribute to its shareholders for each taxable year at least 90% of its investment company income (consisting generally of net investment income, the excess of net short-term capital gain over net long-term capital loss and, for some funds, net gain from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) (“Distribution Requirement”). Each fund also must meet several additional requirements, including the following: (1) the fund must derive at least 90% of its gross income each taxable year from (a) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies, and (b) as a result of the American Jobs Creation Act of 2004, net income from an interest in a “qualified publicly traded partnership” (“QPTP”) (“Income Requirement”); (2) at the close of each quarter of the fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes); and (3) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in (a) securities (other than U.S. government securities or the securities of other RICs) of any one issuer, (b) securities (other than securities of other RICs) of two or more issuers the fund controls that are determined to be engaged in the same, similar or related trades or businesses or (c) securities of one or more QPTPs.

If a fund failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) the shareholders would treat all those distributions, including distributions that otherwise would be distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends to the extent of the fund’s earnings and profits, taxable as ordinary income (except that, for individual shareholders, the part thereof that is “qualified dividend income” would be subject to federal income tax at the rate for net capital gain – a maximum of 15%); those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying for RIC treatment.

Distributions.    Dividends and other distributions a fund declares in October, November or December of any year that are payable to its shareholders of record on a date in any of those months will be deemed to have been paid by the fund and received by the shareholders on December 31 of that year if the fund pays the distributions during the following January.

A portion of the dividends from a fund (whether paid in cash or in additional fund shares) may be “qualified dividend income” (as described in the Prospectus) (“QDI”) and also may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for a fund may not exceed the aggregate dividends it receives from U.S. corporations (and capital gain distributions thus are not eligible for the deduction). However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

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If fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon.

Taxation of Fund Operations.    Each fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for the calendar year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends and interest a fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

If more than 50% of the value of the International Growth Fund’s, Global Financial Services Fund’s or Global Socially Responsive Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. Pursuant to the election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by him or her, his or her proportionate share of those taxes, (2) would be required to treat his or her share of those taxes and of any dividend the fund paid that represents income from foreign or U.S. possessions sources as his or her own income from those sources and (3) could either use the foregoing information in calculating the foreign tax credit against his or her federal income tax or, alternatively, deduct the foreign taxes deemed paid by him or her in computing his or her taxable income. The fund will report to its shareholders shortly after each taxable year their respective shares of foreign taxes paid to, and the income from sources within, foreign countries and U.S. possessions if it makes this election. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the extremely complicated foreign tax credit limitation, in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

Each fund may invest in the stock of PFICs if that stock is a permissible investment. A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. A fund’s distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on QDI.

If a fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain (which it likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax), even if the QEF does not distribute those earnings and gain to the fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

Each fund may elect to “mark to market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income (as ordinary income) each taxable year the excess, if any, of the fair market value of a PFIC’s stock over a fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any,

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of its adjusted basis in PFIC stock over the fair value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years under the election. A fund’s adjusted basis in each PFIC’s stock with respect to which it has made the election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that a fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after a fund acquires shares therein. While each fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so, and each fund reserves the right to make such investments as a matter of its investment policy.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.

Certain futures contracts (other than “securities futures contracts,” as defined in section 1234B(c) of the Code), foreign currency contracts and “non-equity” options (i.e., certain listed options, such as those on a “broad-based” securities index) in which a fund may invest may be subject to section 1256 of the Code (“section 1256 contracts”). Any section 1256 contracts a fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund. A fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, clearly identified by the fund in accordance with the regulations, at least one (but not all) of the positions of which are section 1256 contracts), although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends that must be distributed.

Gains or losses (1) from the disposition of foreign currencies, including forward contracts, (2) on the disposition of each foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of its net capital gain. If these losses exceed other investment company taxable income during a taxable year, a fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be re-characterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her fund shares.

Offsetting positions in any actively traded security, option, futures or forward contract a fund enters into or holds may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of a fund’s gains and losses with respect to

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positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain) and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the funds, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.

When a covered call option written (sold) by a fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a fund is exercised, the fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss; depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security’s basis.

If a fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis-and enters into a “constructive sale” of the position, the fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to a fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

A fund that acquires zero coupon or other securities issued with OID and/or TIIS, on which principal is adjusted based on changes in the Consumer Price Index, must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIIS, during the taxable year, even if the fund receives no corresponding payment on them during the year. Similarly, a fund that invests in payment-in-kind bonds must include in its gross income securities it receives as “interest” on those bonds. Each fund has elected similar treatment with respect to securities purchased at a discount from their face value (“market discount”). Because a fund annually must distribute substantially all of its investment company taxable income, including any accrued OID, market discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would have to be made from the fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

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Tax-Exempt Income Fund.    The portion of the dividends the Tax-Exempt Income Fund pays (excluding capital gain distributions) equal to the excess of its excludable interest over certain amounts disallowed as deductions will qualify as “exempt-interest dividends,” and thus will be excludable from its shareholders’ gross income for federal income tax purposes, if the fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a) of the Code; the fund intends to continue to satisfy this requirement. The aggregate dividends the fund designates as exempt-interest dividends for any taxable year may not exceed its net tax-exempt income for the year. Shareholders’ treatment of dividends from the fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter. Dividends derived from net capital gain the fund realizes are taxable to its shareholders as a capital gain upon distribution to them. Distributions of any net short-term capital gains or any taxable interest income or accrued market discount (whether on taxable or tax-exempt securities) realized by the Fund will be taxable to the shareholders as ordinary income. These rules apply whether such distribution is made in cash or in additional shares. As with shares in all funds, an exchange or redemption of shares in the Tax-Exempt Income Fund is a taxable event and may result in capital gain or loss. Any capital loss realized from the disposition of fund shares held for six months or less is disallowed to the extent of exempt-interest dividends received thereon.

The Tax-Exempt Income Fund declares dividends daily and pays them monthly on the last business day of each month. If a shareholder redeems shares of the fund on other than a dividend payment date, a portion of the shareholder’s redemption proceeds will represent accrued tax-exempt income that will be treated as part of the amount realized for federal and state or local income tax purposes and will not be tax-exempt.

Interest incurred or continued by a shareholder to purchase or carry shares of the Tax-Exempt Income Fund will not be deductible.

Part or all of the dividends the Tax-Exempt Income Fund pays (including any part attributable to interest on certain “private activity bonds” (“PABs”)) may be a tax preference item, or a component of an adjustment item, for purposes of the federal alternative minimum tax. In addition, entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by PABs should consult their tax advisers before purchasing fund shares because, for users of certain of these facilities, the interest on those bonds is not exempt from federal income tax. For these purposes, “substantial user” is defined to include a “non-exempt person” who regularly uses in a trade or business a part of a facility financed from the proceeds of PABs. The fund does not intend to invest more than 20% of its assets in PABs.

Up to 85% of social security and railroad retirement benefits may be included in taxable income for a taxable year for recipients whose modified adjusted gross income (including income from tax-exempt sources such as the Tax-Exempt Income Fund) plus 50% of their benefits for the year exceeds certain base amounts. Exempt-interest dividends from the fund still would be tax-exempt to the extent described above; they would only be included in the calculation of whether a recipient’s income exceeded the established amounts.

If Tax-Exempt Income Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any loss not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received thereon.

The Tax-Exempt Income Fund may acquire zero coupon or other municipal securities issued with original issue discount (“OID”). As a holder of those securities, the fund must take into account the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Because the fund annually must distribute substantially all of its investment company taxable income and net tax-exempt income, including any tax-exempt OID, to satisfy the Distribution

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Requirement, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the fund’s cash assets or from the proceeds of sales of its portfolio securities, if necessary. The fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

The Tax-Exempt Income Fund may invest in municipal bonds that are purchased, generally not on their original issue, with “market discount” (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with OID, a price less than the amount of the issue price plus accrued OID (“municipal market discount bonds”). Market discount less than the product of (1) 0.25% of the redemption price at maturity times (2) the number of complete years to maturity after the fund acquired the bond is disregarded. Market discount generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance) generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond’s accrued market discount at the time of disposition; in lieu of such treatment, the fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

OTHER INFORMATION

Delaware Statutory Trust.    The Trust is an entity of the type commonly known as a Delaware statutory trust. Although Delaware law statutorily limits the potential liabilities of a Delaware statutory trust’s shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a fund could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a fund. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the funds) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a fund’s property for all losses and expenses of any fund shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations, a possibility that AXA Equitable believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The Trustees intend to conduct the operations of the funds in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the funds.

Classes of Shares.    Each fund consists of Class A shares, Class B shares, Class C shares and Class Y shares. A share of each class of a fund represents an identical interest in that fund’s investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the funds will affect the performance of those classes. Each share of a fund is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Class A, Class B, Class C and Class Y shares will differ.

Voting Rights.    Shareholders of each fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, as a result, the holders of more than 50% of all the shares of the funds as a group may elect all of the Trustees of the Trust. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the series of the Trust is required by law.

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Shareholder Meetings.    The Trust does not hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a Trustee at the written request of holders of 10% of the outstanding shares of the Trust.

Class-Specific Expenses.    Each fund may determine to allocate certain of its expenses (in addition to service and distribution fees) to the specific classes of its shares to which those expenses are attributable. For example, Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the transfer agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder’s investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, serves as the Trust’s independent registered public accounting firm. PwC is responsible for auditing the annual financial statements of the Trust.

Custodian

JPMorgan Chase Bank (“Chase”), 4 Chase MetroTech Center, Brooklyn, New York 11245, serves as custodian of the Trust’s portfolio securities and other assets. Under the terms of the custody agreement between the Trust and Chase, Chase maintains cash, securities and other assets of the funds. Chase is also required, upon the order of the Trust, to deliver securities held by Chase, and to make payments for securities purchased by the Trust. Chase has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the U.S. are maintained in the custody of the entities.

Transfer Agent

Boston Financial Data Services, Inc., 330 West 9th Street, Kansas City, Missouri 64105, serves as the transfer agent and dividend disbursing agent for the Trust.

Counsel

Kirkpatrick & Lockhart Nicholson Graham LLP, 1601 K Street, N.W., Washington, D.C. 20006, serves as counsel to the Trust. Sullivan & Worcester, 1666 K Street, N.W., Suite 700, Washington, D.C. 20006, serves as counsel to the Independent Trustees of the Trust.

FINANCIAL STATEMENTS

The audited financial statements for the year ended October 31, 2005, including the financial highlights, appearing in the Trust’s Annual Report to Shareholders, filed electronically with the SEC on January 9, 2006 (File No. 811-21695), are incorporated by reference and made a part of this document.

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APPENDIX A

AXA ENTERPRISE FUNDS TRUST

INVESTMENT STRATEGIES SUMMARY

Portfolio	Asset- backed Securities	Bonds	Borrowings (emergencies, redemptions)	Borrowings (leveraging purposes)	Collateralized Debt Obligations	Convertible Securities	Credit & Liquidity Enhancements	Floaters(A)	Inverse Floaters(A)	Brady Bonds(B)	Depositary Receipts(B)	Dollar Rolls	Equity Securities	Eurodollar & Yankee Dollar Obligations	Event- Linked Bonds	Foreign Currency Spot Trans.	Foreign Currency Forward Trans.	Foreign Currency Futures Trans.(A)	Options (exchange traded)
AXA Enterprise Capital Appreciation	Y	Y	Y	Y	Y	Y	Y	Y	N	N	Y	N	Y	Y	N	Y	Y	Y	Y
AXA Enterprise Deep Value	Y	Y	Y	N	Y	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y	Y
AXA Enterprise Equity	Y	Y	Y	N	Y	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y	Y
AXA Enterprise Equity Income	Y	Y	Y	N	Y	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y	Y
AXA Enterprise Global Financial Services	Y	Y	Y	N	N	Y	Y	Y	N	N	Y	N	Y	Y	N	Y	Y	Y	Y
AXA Enterprise Global Socially Responsive	Y	Y	Y	N	N	Y	Y	Y	N	N	Y	N	Y	Y	N	Y	Y	Y	Y
AXA Enterprise Government Securities	Y	Y	Y	N	Y	N	Y	Y	Y	Y	N	Y	N	Y	Y	Y	Y	Y	Y
AXA Enterprise Multi-Cap Growth	Y	Y	Y	N	Y	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y	Y
AXA Enterprise Growth and Income	Y	Y	Y	N	Y	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y	Y
AXA Enterprise High-Yield Bond	Y	Y	Y	N	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA Enterprise International Growth	Y	Y	Y	N	Y	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y	Y
AXA Enterprise Mergers and Acquisitions	Y	Y	Y	N	Y	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y	Y
AXA Enterprise Money Market	Y	Y	Y	N	Y	N	Y	Y	N	Y	N	N	N	Y	Y	N	N	N	N
AXA Enterprise Short Duration Bond	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	N	N	N	N	N
AXA Enterprise Small Company Growth	Y	Y	Y	Y	N	Y	Y	Y	N	N	Y	N	Y	Y	N	N	N	N	Y
AXA Enterprise Small Company Value	Y	Y	Y	N	Y	Y	Y	Y	N	Y	Y	N	Y	Y	N	Y	Y	Y	Y
AXA Enterprise Tax-Exempt Income	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	N	Y	N	Y	Y	N	N	N	Y

	Foreign Options (OTC)	Foreign Currency		Emerging Markets Securities	Forward Commitments When-Issued and Delayed Delivery Securities	Hybrid Instruments(A)	Illiquid Securities	Insured Bank Obligations	Investment Company Securities	Exchange Traded Funds (ETFs)	Investment Grade Fixed Income	Non-Inv. Grade Fixed Income	Loan Participations and Assignments	Master Demand Notes	Mortgage Backed or Related(D)	Direct Mortgages	Municipal Securities	Security Futures Trans.(A)
Portfolio		(Written, call options)	Foreign Securities
AXA Enterprise Capital Appreciation	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	N	N	Y
AXA Enterprise Deep Value	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	N	N	Y
AXA Enterprise Equity	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	N	Y	N	N	N	Y
AXA Enterprise Equity Income	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	N	Y	N	N	N	Y
AXA Enterprise Global Financial Services	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	N	Y	N	N	N	Y
AXA Enterprise Global Socially Responsive	N	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	N	Y	N	N	N	Y
AXA Enterprise Government Securities	Y	Y	N	N	Y	Y	Y	Y	Y	Y	Y	N	N	Y	Y	N	Y	Y
AXA Enterprise Multi-Cap Growth	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	N	Y	N	N	N	Y
AXA Enterprise Growth and Income	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	N	Y	N	N	N	Y
AXA Enterprise High-Yield Bond	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	N	N	N	Y
AXA Enterprise International Growth	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	N	Y	N	N	N	Y
AXA Enterprise Mergers and Acquisitions	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	N	Y	N	N	N	Y
AXA Enterprise Money Market	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	N	Y	Y	N	Y	Y
AXA Enterprise Short Duration Bond	N	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	N	Y	Y	N	Y	Y
AXA Enterprise Small Company Growth	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	N	N	N	Y
AXA Enterprise Small Company Value	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	N	Y	N	N	N	Y
AXA Enterprise Tax-Exempt Income	N	N	N	N	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	N	Y	Y

Portfolio	Securities Options Trans.(C)	Passive Foreign Inv. Comp.	Payment In-Kind Bonds	Preferred Stocks	Real Estate Investment Trusts	Repurchase Agreements	Reverse Repurchase Agreements	Securities Lending	Short Sales Against- the-Box	Short Term Investments	Small Company Securities	Structured Notes(A)	Swap Trans.(A)	Time Deposits & Variable Rate Notes	U.S. Gov’t Securities	Warrants	Zero Coupon Bonds
AXA Enterprise Capital Appreciation	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y
AXA Enterprise Deep Value	Y	Y	N	Y	Y	Y	N	Y	Y	Y	Y	Y	N	Y	Y	Y	Y
AXA Enterprise Equity	Y	Y	N	Y	Y	Y	N	Y	Y	Y	Y	N	Y	Y	Y	Y	Y
AXA Enterprise Equity Income	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y
AXA Enterprise Global Financial Services	Y	Y	N	Y	Y	Y	N	Y	Y	Y	Y	N	N	Y	Y	Y	Y
AXA Enterprise Global Socially Responsive	Y	Y	N	Y	Y	Y	N	Y	Y	Y	Y	N	Y	Y	Y	Y	Y
AXA Enterprise Government Securities	Y	N	Y	N	N	Y	N	Y	N	Y	N	Y	N	Y	Y	N	Y
AXA Enterprise Multi-Cap Growth	Y	Y	N	Y	Y	Y	N	Y	Y	Y	Y	N	Y	Y	Y	Y	Y
AXA Enterprise Growth and Income	Y	Y	N	Y	Y	Y	N	Y	Y	Y	Y	N	Y	Y	Y	Y	Y
AXA Enterprise High-Yield Bond	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	N	Y	Y	Y	Y	Y
AXA Enterprise International Growth	Y	Y	N	Y	Y	Y	N	Y	Y	Y	Y	N	Y	Y	Y	Y	Y
AXA Enterprise Mergers and Acquisitions	Y	Y	N	Y	Y	Y	N	Y	Y	Y	Y	N	Y	Y	Y	Y	Y
AXA Enterprise Money Market	Y	N	Y	N	N	Y	N	Y	N	Y	N	Y	N	Y	Y	N	Y
AXA Enterprise Short Duration Bond	Y	N	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y
AXA Enterprise Small Company Growth	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
AXA Enterprise Small Company Value	Y	Y	N	Y	Y	Y	N	Y	Y	Y	Y	N	Y	Y	Y	Y	Y
AXA Enterprise Tax-Exempt Income	Y	N	Y	Y	Y	Y	Y	Y	N	Y	N	Y	N	Y	Y	Y	Y

(A)	Considered a derivative security; not intended to include short-term floating rate securities that reset to par.
(B)	Considered a foreign security.
(C)	Written options must be “covered.”
(D)	Certain mortgages are considered derivatives.

APPENDIX B

RATINGS OF CORPORATE DEBT SECURITIES

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by Standard & Poor’s. Commercial paper rated A- l by Standard & Poor’s has the following characteristics:

•	liquidity ratios are adequate to meet cash requirements;

•	long-term senior debt is rated “A” or better;

•	the issuer has access to at least two additional channels of borrowing;

•	basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

•	typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and

•	the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by Standard & Poor’s to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following:

•	evaluation of the management of the issuer;

•	economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas;

•	evaluation of the issuer’s products in relation to competition and customer acceptance;

•	liquidity;

•	amount and quality of long-term debt;

•	trend of earnings over a period of ten years;

•	financial strength of parent company and the relationships which exist with the issuer; and

•	recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be “investment grade” if they are in one of the top four ratings.

Standard & Poor’s ratings are as follows:

•	Bonds rated AAA have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

•	Bonds rated AA have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•	Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

•	Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal.

•	Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

•	Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

•	The rating C 1 is reserved for income bonds on which no interest is being paid.

•	Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody’s ratings are as follows:

•	Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

•	Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

•	Bonds which are rated A possess many favorable investment attributes and are to be considered as uppermedium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

•	Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

•	Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as wellassured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

•	Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

•	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

•	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

•	Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier “1” indicates that a security ranks in the higher end of its rating category, the modifier “T’ indicates a mid-range ranking and the modifier “Y’ indicates that the issue ranks in the lower end of its rating category.

APPENDIX C

AXA ENTERPRISE FUNDS TRUST

PORTFOLIO MANAGER INFORMATION

	AXA Enterprise Small Company Growth Fund (“Fund”) Eagle Asset Management, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of October 31, 2005
							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets
Bert Boksen	9	$814	1	$27	1,434	$785	0	N/A	0	N/A	0	N/A

Description of Any Material Conflicts

The Fund’s portfolio manager manages other accounts with investment strategies similar to the Fund. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Fund. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle Asset Management, Inc. (“Eagle”) has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle’s Code of Ethics, there are certain procedures in place to avoid conflicts of interest when the portfolio manager and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for clients.

Eagle currently holds a 51% ownership interest in EB Management I, LLC (“EB Management”), which acts as the general partner to a limited partnership formed for investment purposes, Eagle Aggressive Growth Partners Fund I L.P. (the “Eagle Limited Partnership”). Bert Boksen, the portfolio manager of the Fund, is a 49% owner of EB Management and the portfolio manager for the Eagle Limited Partnership. Eagle also provides administrative and investment research services for EB Management. Officers and employees of Eagle as well as its parent, Raymond James Financial, Inc. and it’s subsidiaries, may have investment interests in the Eagle Limited Partnership.

Although Eagle does not invest assets of clients’ accounts in the Eagle Limited Partnership, on occasion, orders for the securities transactions of the Eagle Limited Partnership may be aggregated with orders for Eagle’s client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle’s clients and the Eagle Limited Partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day.

Compensation for the fiscal year completed October 31, 2005

Eagle pays all of its portfolio managers, analysts, and traders base salaries that are competitive with others in their fields, based on industry surveys. Overall compensation applies with respect to all accounts managed. The benchmark used for evaluating manager performance in respect of the Fund is the Russell 2000 Index and the peer groups used for evaluating manager performance in respect of the Fund include Callan Associates Inc. and Mercer Investment Consulting. Account performance is evaluated annually on a pre-tax basis and is account weighted.

Portfolio managers also participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term and additional deferred compensation plans are provided to key investment professionals, including Bert Boksen and other portfolio managers. Analysts and traders receive incentive bonus compensation up to three times their base salaries, primarily based upon experience and their contribution to investment results. All portfolio managers participate in a non-qualified stock option program that vests at the end of the seventh year following their respective dates of employment. All employees receive benefits from Eagle’s parent company, including a 401(k) plan, profit sharing and Employee Stock Purchase Plan.

Ownership of Securities of the Fund as of October 31, 2005

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Bert Boksen						X

AXA ENTERPRISE FUNDS TRUST

PORTFOLIO MANAGER INFORMATION

	AXA Enterprise Deep Value Fund (“Fund”) Barrow, Hanley, Mewhinney & Strauss, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of
October 31, 2005
							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)
Diverse Large Cap* Value Team:
James P. Barrow	11	27,922.2	0	N/A	23	2,541.4	3	27,059.6	0	N/A	0	N/A
Robert J. Chambers	7	533.3	2	661.0	70	2,183.4	0	N/A	0	N/A	0	N/A
Timothy J. Culler	2	291.7	1	44.9	40	4,825.5	0	N/A	0	N/A	3	389.1
Richard A. Englander	1	422.8	0	N/A	25	3,019.6	0	N/A	0	N/A	0	N/A
Mark Giambrone	6	3,279.8	0	N/A	9	748.4	1	3,018.3	0	N/A	0	N/A
J. Ray Nixon	1	387.2	5	106.2	26	2,932.2	0	N/A	0	N/A	0	N/A

*	Formerly Broad Cap Value

Description of Any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Compensation for the fiscal year completed October 31, 2005

In addition to base salary, all portfolio managers and analysts share in a bonus pool that is distributed semi-annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.

The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow.

In addition, many of the Adviser’s employees, including all portfolio managers and analysts, have equity ownership in the firm through “phantom stock” in Barrow, Hanley, Mewhinney & Strauss, Inc., as well as participation in a long-term incentive plan with Old Mutual Asset Management (US). Also, all partners of the firm receive, on a quarterly basis, a share of the firm’s profits, which are, to a great extent, related to the performance of the entire investment team.

Prior to October 2000, the Adviser participated in a “phantom stock” program with UAM. However, our current incentive stock plan with Old Mutual represents a significant enhancement over the UAM program, as it includes a “floor” on the minimum value of the stock. In short, the BHMS incentive stock cannot go down in value, but it can certainly appreciate over the required holding period.

Ownership of Securities of the Fund as of October 31, 2005

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
James P. Barrow	X
Robert J. Chambers	X
Timothy J. Culler	X
Richard A. Englander	X
Mark Giambrone	X
J. Ray Nixon	X

AXA ENTERPRISE FUNDS TRUST

PORTFOLIO MANAGER INFORMATION

	AXA Enterprise Tax-Exempt Income Fund (“Fund”) MBIA Capital Management Corp. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of
October 31, 2005
							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Sue Voltz	1	$185	0	N/A	2	$5.4	0	N/A	0	N/A	0	N/A
Patrick Tucci	1	$185	0	N/A	2	$5.4	0	N/A	0	N/A	0	N/A

Description of Any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Compensation for the fiscal year completed October 31, 2005

Portfolio managers receive a fixed salary as well as a performance based bonus. The performance based bonus is determined based on both quantitative and qualitative determinants of the portfolio managers’ overall responsibilities. Quantitative factors include the success of the portfolio managers in meeting certain income and/or total return (pre-tax) performance benchmarks on an annual basis. The pre tax total return performance benchmark for the Tax Exempt Income Fund is the Lehman Brothers Municipal Bond Index. Qualitative factors include: providing administrative and marketing support, compliance with portfolio guidelines, maintaining client relationships, and support of the company’s overall business strategy and growth.

There is no standard formula by which compensation is calculated, nor is compensation allocated to particular accounts under management. Compensation is based on an aggregate analysis of over-all value added by the portfolio managers.

Ownership of Securities of the Fund as of October 31, 2005

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Sue Voltz	X
Patrick Tucci	X

AXA ENTERPRISE FUNDS TRUST

PORTFOLIO MANAGER INFORMATION

	AXA Enterprise Global Financial Services Fund Alliance Capital Management L.P. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of
October 31, 2005
							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Anu Venkataraman	1	$40	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A
Phillipos Phillippides	NA	NA	0	N/A	0	N/A	0	N/A	0	N/A	0	N/A

Description of Any Material Conflicts

As an investment adviser and fiduciary, Alliance Capital owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

Employee Personal Trading.    Alliance Capital has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of Alliance Capital own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, Alliance Capital permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. Alliance Capital’s Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Alliance Capital. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients.    Alliance Capital has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Alliance Capital’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities.    Alliance Capital has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Alliance Capital routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Alliance Capital’s procedures are also designed to prevent potential conflicts of interest that may arise when Alliance Capital has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which Alliance Capital could share in investment gains.

To address these conflicts of interest, Alliance Capital’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Compensation for the fiscal year completed October 31, 2005

Alliance Capital’s compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals’ annual compensation is comprised of the following:

(i) Fixed base salary:    This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus:    Alliance Capital’s overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional’s compensation, Alliance Capital considers the contribution to his/her team or discipline as it relates to that team’s overall contribution to the long-term investment success, business results and strategy of Alliance Capital. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional’s compensation and the compensation is not tied to any pre-determined or specified level of performance. Alliance Capital also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of Alliance Capital’s leadership criteria.

(iii) Discretionary incentive compensation in the form of awards under Alliance Capital’s Partners Compensation Plan (“deferred awards”):    Alliance Capital’s overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or Alliance Capital terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby potentially creating a close alignment between the financial interests of the investment professionals and those of Alliance Capital’s clients and mutual fund shareholders with respect to the performance of those mutual funds. Alliance Capital also permits deferred award recipients to allocate up to 50% of their award to investments in Alliance Capital’s publicly traded equity securities.(1)

(iv) Contributions under Alliance Capital’s Profit Sharing/401(k) Plan:    The contributions are based on Alliance Capital’s overall profitability. The amount and allocation of the contributions are determined at the sole discretion of Alliance Capital.

Ownership of Securities of the Funds as of October 31, 2005

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Anu Venkataraman	X
Phillipos Phillippides	X

(1)	Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of Alliance Capital’s Master Limited Partnership Units.

AXA ENTERPRISE FUNDS TRUST

PORTFOLIO MANAGER INFORMATION

	AXA Enterprise Equity Income Fund Boston Advisors, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of October 31, 2005
							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Michael J. Vogelzang	1	$366	0	N/A	100	$222	0	N/A	0	N/A	0	N/A
Timothy Woolsten	1	$366	7	230	20	$6.5	0	N/A	0	N/A	0	N/A
Shakeel Dewji	1	$366	0	N/A	181	$133	0	N/A	0	N/A	0	N/A
Douglas Riley	1	$366	1	120	6	$136	0	N/A	0	N/A	0	N/A

Description of Any Material Conflicts

While Boston Advisors, Inc. (the “Adviser”) does not perceive any actual conflicts of interest that are material to the Fund, potential conflicts of interest may exist as a result of the Adviser’s management of multiple accounts allocating investments among such accounts and the personal trading activities of the members of the portfolio management team. The Adviser manages multiple mutual funds and separately managed accounts for institutional and individual clients (“Accounts”), each of which have distinct investment objectives and strategies, some similar to the Fund and others different. The Adviser does not manage hedge funds which greatly reduce the conflicts of interest that arise through side by side management of mutual and hedge funds. The Adviser or Adviser’s affiliate may buy or sell for itself, or other Accounts, investments that it recommends on behalf of the Fund. The Adviser may, from time to time, recommend an Account purchase shares of the Fund. The Adviser may receive a greater advisory fee for managing an Account than received for advising the Fund which may create an incentive to allocate more favorable transactions to such Accounts. The Adviser has adopted a trade aggregation policy which requires that all clients be treated equitably. The Adviser does not receive performance based fees on any Account it manages.

Compensation for the fiscal year completed October 31, 2005

All of Boston Advisors, Inc. institutional portfolio managers, with the exception of Michael J. Vogelzang, are compensated with a base salary based on market rate and a bonus. Bonus is based on a percent of salary subject to achievement of internally established goals and relative performance of composite products managed by the institutional portfolio manager as measured against industry peer group rankings established by Evestment Alliance. Performance is account weighted, time weighted and evaluated on a pre-tax, annual basis. Discretionary bonuses may also be given. The method used to determine the portfolio manager’s compensation does not differ with respect to distinct institutional products managed by institutional portfolio manager. Regarding the compensation of Michael J. Vogelzang, as President of the Adviser, his compensation is based on the ability of the Adviser to meet established corporate goals and profitability guidelines established with Adviser’s parent company. Mr. Vogelzang’s compensation is not directly linked to the performance of the Fund or other Accounts.

Ownership of Securities of the Fund as of October 31, 2005

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michael J. Vogelzang	X
Timothy Woolsten	X
Shakeel Dewji		X
Douglas Riley	X

AXA ENTERPRISE FUNDS TRUST

PORTFOLIO MANAGER INFORMATION

	AXA Enterprise High-Yield Bond Fund (“Fund”) Caywood-Scholl Capital Management (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of October 31, 2005
							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Team Managed Eric Scholl, Thomas Saake and James Caywood, CFA	2	$327.6	2	$132.5	68	$1,108	0	N/A	0	N/A	0	N/A

Description of Any Material Conflicts

The Adviser’s portfolio managers face inherent conflicts of interest in their day-to-day management because they manage multiple accounts. For instance, to the extent that the Adviser’s Portfolio Managers manage accounts with different investment strategies, guidelines, and restrictions, they may from time to time be inclined to purchase securities for one account but not for another account. Additionally, some of the Adviser’s accounts managed by the Adviser’s Portfolio Managers have different fee structures which have the potential to be higher or lower, and in some cases significantly higher or lower, than the fees paid by the Portfolio. The differences in fee structures may provide an incentive to the the Adviser’s Portfolio Managers to allocate more favorable trades to the higher paying accounts. The effects of these inherent conflicts of interest are minimized by the fact that the Adviser has adopted and implemented policies and procedures for trade allocation that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably.

Compensation for the fiscal year completed October 31, 2005

The salary is fixed annually for each portfolio manager, the bonus is tied to overall profitability of the firm at a fixed percent, and the profit sharing contribution is up to 15% of salary and bonus limited to IRS guidelines. All accounts are managed on a team basis by the Portfolio management team and overall compensation applies with respect to all accounts. The benchmarks used for evaluating manager performance in reference to the Fund are the Merrill Lynch High Yield Master (Cash Pay) Index, Lehman Brothers High Yield Index, and the Citigroup High Yield Index. The peer group used for evaluating manager performance in reference to the Fund is: Atlantic Asset Management, Columbia Management Group, Inc., Fort Washington Investment Advisors, Inc., Oaktree Capital Management, LLC, Pacific Investment Management Company LLC (PIMCO), Post Advisory Group LLC, Seix Advisors, Shenkman Capital Management, Inc., T. Rowe Price, and TCW Group. Account performance is evaluated over 1, 3, 5, 7, and 10 year periods. Performance is evaluated on a pre-tax basis and is account weighted.

Ownership of Securities of the Fund as of October 31, 2005

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Eric Scholl					X
Thomas Saake	X
James Caywood, CFA					X

AXA ENTERPRISE FUNDS TRUST

PORTFOLIO MANAGER INFORMATION

	AXA Enterprise Small Company Value Fund (“Fund”) GAMCO Asset Management, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of October 31, 2005
								Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts		Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in millions)		Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in billions)
	AXA Enterprise Small Company Value
Mario Gabelli	24	$12.1	20	$1.1	*	1908	$9.9	6	$4.4		19	$800	5	$1.3
	AXA Enterprise Mergers and Acquisitions
Mario Gabelli	24	$12.7	20	$1.1	*	1908	$9.9	6	$4.4	*	19	$800	5	$1.3

*	Represents the portion of assets for which the portfolio manager has primary responsibility in the accounts indicated. The accounts indicated may contain additional assets under the primary responsibility of other portfolio managers.

Description of Any Material Conflicts

Actual or apparent conflicts of interest may arise when the portfolio manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

Allocation of Limited Time and Attention.    Because the portfolio manager manages many accounts, he may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if he were to devote substantially more attention to the management of only a few accounts.

Allocation of Limited Investment Opportunities.    If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.

Pursuit of Differing Strategies.    At times, the portfolio manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

Selection of Broker/Dealers.    Because of the portfolio manager’s position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for the Fund even if using the Distributor is not in the best interest of the Fund.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the accounts that he manages. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he has an investment interest, or in which the Adviser or its affiliates have investment interests. In Mr. Gabelli’s case, the Adviser’s compensation (and expenses) for the Fund are marginally greater as a percentage of assets than for certain other accounts and is less than for certain other accounts managed by Mr. Gabelli, while his personal compensation structure varies with near-term performance to a greater degree in certain performance fee based accounts than with non-performance based accounts. In addition he has investment interests in several of the funds managed by the Adviser and its affiliates.

The Adviser has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to identify and address every situation in which an actual or potential conflict may arise.

Compensation for the fiscal year completed October 31, 2005

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within GAMCO Investors, Inc. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues received by the Adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GAMCO Investors, Inc., Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus and no stock options.

Ownership of Securities of the Fund as of October 31, 2005

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
AXA Enterprise Small Company Value
Mario Gabelli	X

AXA Enterprise Mergers and Acquisitions
Mario Gabelli	X

AXA ENTERPRISE FUNDS TRUST

PORTFOLIO MANAGER INFORMATION

	AXA Enterprise Capital Appreciation Fund (“Fund”) Marsico Capital Management LLC (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of October 31, 2005
							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Thomas F. Marsico	34	$26,191	12	$1,415	209	$22,429	0	N/A	0	N/A	0	N/A

Description of Any Material Conflicts

Portfolio managers at Marsico typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations, and accounts managed on behalf of individuals), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the EQ/Enterprise Capital Appreciation Portfolio, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio, or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.

Potential conflicts of interest may also arise when allocating and/or aggregating trades. Marsico often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under Marsico’s trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is Marsico’s policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly disadvantaged. To deal with such situations, Marsico has adopted policies and procedures for allocating such transactions across multiple accounts. Marsico’s policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. Marsico’s compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

As discussed above, Marsico has adopted and implemented policies and procedures that seek to minimize potential conflicts of interest that may arise as a result of a portfolio manager advising multiple accounts. In addition, Marsico monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of securities, and compliance with its Code of Ethics.

Compensation for the fiscal year completed October 31, 2005

Marsico’s portfolio managers are generally subject to the compensation structure applicable to all Marsico employees. As such, Mr. Marsico’s compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) Marsico’s overall profitability for the period, and (2) individual achievement and contribution.

Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from Marsico.

Although Marsico may compare account performance with relevant benchmark indices (such as the S&P 500 Index), portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, Marsico seeks to evaluate the portfolio manager’s individual performance over periods longer than the immediate compensation period (any performance-specific criteria is generally based on a 3-5 year horizon). In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within Marsico’s Investment Team, contributions to Marsico’s overall investment performance, discrete securities analysis, and other factors.

In addition to his salary and bonus, Mr. Marsico may participate in other Marsico benefits to the same extent and on the same basis as other Marsico employees.

Ownership of Securities of the Fund as of October 31, 2005

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Thomas F. Marsico	X

EQ ADVISORS TRUST

PORTFOLIO MANAGER INFORMATION

AXA Enterprise Short Duration Bond Fund (“Fund”) Mercury Advisors (“Adviser”)
Portfolio Manager

Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of October 31, 2005

Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Todd Finkelstein

Description of Any Material Conflicts

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-today portfolio management responsibilities with respect to more than one fund or account, including the following:

Certain investments may be appropriate for the Portfolios and also for other clients advised by the Adviser and its affiliates, including other client accounts managed by a Portfolio’s portfolio management team. Investment decisions for a Portfolio and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for a Portfolio may differ from the results achieved by other clients of the Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Adviser to be equitable to each. The Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the Adviser and its affiliates in the interest of achieving the most favorable net results to the Portfolio.

To the extent that each Portfolio’s portfolio management team has responsibilities for managing accounts in addition to the Portfolios, a portfolio manager will need to divide his time and attention among relevant accounts.

In some cases, a real, potential or apparent conflict may also arise where (i) the Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of a Portfolio’s portfolio management team owns an interest in one fund or account he or she manages and not another.

Compensation for the fiscal year completed October 31, 2005

The Merrill Lynch Investment Manager (MLIM) Portfolio Manager compensation program is critical to MLIM’s ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

Policies and Procedures

Compensation Program.    The elements of total compensation for MLIM portfolio managers are base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative investment performance of the portfolios that they manage.

Base Salary.    Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager’s total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation.    MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.

MLIM’s formulaic portfolio manager compensation program include: investment performance relative to appropriate competitors or benchmarks (for the Portfolio such benchmark is the Russell 1000 Value Index) over 1-, 3- and 5-year performance periods, on a pre-tax basis, and a measure of operational efficiency. If a portfolio manager’s tenure is less than 5-years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. MLIM also considers the extent to which individuals exemplify and foster Merrill Lynch’s principles of Client Focus, Respect for the Individual, Teamwork, Responsible Citizenship and Integrity. All factors are considered collectively by MLIM management.

Cash Bonus.    Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

Stock Bonus.    A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of Merrill Lynch stock. Paying a portion of annual bonuses in stock puts compensation earned by a PM for a given year “at risk” based on the Company’s ability to sustain and improve its performance over future periods.

The ultimate value of stock bonuses is dependent on future ML stock price performance. As such, the stock bonus aligns each portfolio manager’s financial interests with those of the Merrill Lynch shareholders and encourages a balance between short-term goals and long-term strategic objectives.

Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the “downside risk” and “upside opportunity” of the Company’s performance. PMs therefore have a direct incentive to protect ML’s reputation for integrity.

Other Compensation Programs.    PMs who meet relative investment performance and expense management objectives during a performance year are eligible to participant in a deferred cash program.

Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating PMs with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

Other Benefits.    Portfolio managers are also eligible to participate in broad-based plans offered generally to Company employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

Ownership of Securities of the Fund as of October 31, 2005

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Todd Finkelstein

AXA ENTERPRISE FUNDS TRUST

PORTFOLIO MANAGER INFORMATION

	AXA Enterprise Multi-Cap Growth Fund (“Fund”) Montag & Caldwell, Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of October 31, 2005
							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ronald E. Canakaris	4	$45	0	N/A	8	$2.3	0	N/A	0	N/A	0	N/A

Description of Any Material Conflicts

Since all of the Adviser’s portfolios, including the Portfolio, have the same goals and objectives and the same holdings, barring any client restrictions, there is no conflict arising from the Adviser’s handling of multiple accounts. The strategies are similar across the board since the Adviser manages only one product — large cap growth. Compensation is not based on the performance of individual client accounts but rather for the Adviser as a whole. The Code of Ethics governs personal trading by all employees and contains policies and procedures to ensure that Client interests are paramount.

Compensation for the fiscal year completed October 31, 2005

The Executive Committee of the Adviser, consisting of Solon P. Patterson — Chairman, Ronald E. Canakaris — President and Chief Executive Officer and William A. Vogel — Executive Vice President, determines the compensation levels of the Firm’s officer team. Overall compensation which includes salary and bonus is based on the success of the Adviser in achieving Clients’ investment objectives and providing excellent client service. The compensation levels for individual officers are subjectively determined by the Executive Committee which strives to be very fair to all officers and which is reflected in the long-term continuity of the team. In addition to his portfolio manager and CEO responsibilities, Mr. Canakaris also serves as the Adviser’s Chief Investment Officer. Base salaries for Mr. Canakaris and all portfolio managers are a smaller percentage of overall compensation than are bonuses which are based on the profitability and overall success of Montag & Caldwell as a firm. None of his compensation is directly related to the size, progress or fees received from the management of the Portfolio or any other portfolios, so there is no conflict between portfolios, and he has no more incentive for one portfolio (or client) versus any other. The performance of Montag & Caldwell portfolios is normally evaluated versus either the S&P 500 or Russell 1000 Growth Indices. Account performance is evaluated on a pre-tax basis over one-year, three-year, five-year and ten-year periods.

Ownership of Securities of the Fund as of October 31, 2005

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Ronald E. Canakaris	X

AXA ENTERPRISE FUNDS TRUST

PORTFOLIO MANAGER INFORMATION

	AXA Enterprise Global Socially Responsive Fund (“Fund”) Rockefeller & Co. Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of October 31, 2005
							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Farha-Joyce Haboucha	2	$38.9	2	$99	54	$556.7	0	N/A	0	N/A	0	N/A

Description of Any Material Conflicts

The Portfolio Manager as Director of Socially Responsive Investments is responsible for managing all of the Adviser’s socially responsive client portfolios. The majority of these socially responsive clients pay an annual fee based on a percentage of assets under management. The annual fee paid by certain socially responsive clients is higher than the annual fee paid by the Fund.

The Portfolio Manager manages socially responsive separately managed accounts and one privately placed investment partnership where the Adviser has an interest as a general partner. Clients of the Adviser including Rockefeller family members and certain of the Adviser’s officers and employees, including, the Portfolio Manager, invest in the partnership as limited partners. The Adviser was created by the Rockefeller family, and family members are indirect beneficial owners of the Adviser and sit on its board of directors. The Adviser’s policies on the allocation of investment opportunities and aggregated orders are designed to ensure that clients and investors in its privately placed investment partnerships are serviced on an equitable basis.

The Portfolio Manager is also a shareholder in one of the registered investment companies she manages and may from time to time buy, sell, or hold securities held by one or more of the accounts she manages. The Adviser’s Code of Ethics prohibits persons associated with the Adviser who have access to current information regarding the Adviser’s investment recommendations from effecting securities transactions that might operate to the detriment of the Adviser’s clients. In addition, the Adviser maintains a Supplement to its Code of Ethics that is intended to fulfill the firm’s obligations to limit and monitor personal securities transactions under the Investment Company Act of 1940, as amended in connection with the management of registered investment companies.

Compensation for the fiscal year completed October 31, 2005

The portfolio manager is an employee of the Adviser and is compensated solely by the Adviser with respect to management of the Fund and any other accounts referenced in the table above. The Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber portfolio managers, and to align the interests of its portfolio managers with that of its clients and overall firm results. Overall firm profitability determines the total amount of the discretionary cash bonus pool that is available for portfolio managers.

Portfolio managers receive a combination of base salary and a discretionary cash bonus. The Adviser’s review of portfolio managers’ performance is regular and systematized. The base salary and bonus are structured to be competitive in light of the portfolio manager’s experience and responsibilities. The Adviser does not believe in using a formulaic approach for computing incentive-driven compensation and evaluates portfolio managers based upon their ability to (i) manage the funds and accounts in accordance with their objectives, (ii) consistently and competently execute professional assignments, and (iii) make contributions to the teams to which they have been assigned and to the organization as a whole.

Portfolio managers also participate in benefit programs, including medical, life insurance, and a 401(k) plan with employer contributions, which are generally available to all employees.

Ownership of Securities of the Fund as of October 31, 2005

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Farha-Joyce Haboucha					X

AXA ENTERPRISE FUNDS TRUST

PORTFOLIO MANAGER INFORMATION

	AXA Enterprise Equity Fund (“Fund”) TCW Investment Management Company (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of October 31, 2005
							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
	AXA Enterprise Equity Fund (“Fund”)
Craig Blum	9	$6,035.4	7	$1,863.8	169	$14,695.6			2	$998.4	6	$1,442.8
Stephen Burlingame	9	$6,035.4	7	$1,863.8	169	$14,695.6			2	$998.4	6	$1,442.8
	AXA Enterprise Government Securities Fund
Philip Barach	3	$599.3	11	$8,203.0	77	$15,748.2			1	$171.0	12	$4,388.7
Jeffrey Gundlach	3	$599.3	11	$8,203.0	77	$15,748.2			1	$171.0	12	$4,388.7

Description of Any Material Conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including a Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account or where an account or fund managed by a portfolio manager has a higher fee sharing arrangement than the portfolio manager’s fee sharing percentage with respect to the Funds. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and the Adviser believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Funds.

Compensation for the fiscal year completed October 31, 2005

Portfolio managers of the Adviser are compensated through a combination of base salary, profit sharing based compensation (“profit sharing”) and equity incentive participation in the Adviser’s immediate parent, The TCW Group, Inc. and/or ultimate parent, Société Générale (“equity incentives”). Profit sharing and equity incentives generally represent most of the portfolio managers’ compensation.

Profit sharing is linked quantitatively to a fixed percentage of income relating to accounts in the investment strategy area for which the portfolio managers are responsible and is paid quarterly. While it may be determined on a gross basis, without the deduction of expenses, in most cases, revenues are allocated to a pool and profit sharing compensation is paid out after the deduction of group expenses. Profit sharing income added to a pool will include those from the products managed by the portfolio manager, but may include those of products managed by other portfolio managers in the group. The profit sharing percentage used to compensate the portfolio managers for management of the Fund is generally the same as that used to compensate them for all other client accounts they manage in the same strategy for the Adviser and its affiliates under The TCW Group (collectively, “TCW”), with limited exceptions involving grandfathered accounts, firm capital of TCW or accounts sourced through a distinct distribution channel. Where a manager shares in a pool involving products besides those he or she manages, the portfolio manager’s allocation of fee sharing revenue for products not managed by him or her may vary from product-to-product, based on supervisor allocation. In general, portfolio managers do not receive discretionary bonuses.

In many cases, the profit sharing percentage is subject to increase based on the relative pre-tax performance of the investment strategy composite, net of fees and expenses, to that of a benchmark. The benchmark varies from strategy to strategy but, within a given strategy, it applies to all accounts, including the Funds. The measurement of performance can be based on single year or multiple year metrics, or a combination thereof.

Certain accounts of TCW have a performance fee in addition to or in lieu of a flat asset-based fee. These performance fees can be (a) asset-based fees, the percentage of which is tied to the performance of the account relative to a benchmark or (b) a percentage of the net gains of the account over a threshold gain tied to a benchmark. For these accounts, the portfolio managers’ profit sharing compensation will apply to such performance fees. The profit sharing percentage in the case of performance fees is generally the same as it is for the profit sharing compensation applicable to the Fund; however, in the case of certain alternative investment products managed by a portfolio manager, the profit sharing percentage may be higher.

All portfolio managers participate in equity incentives providing benefits for performance of the adviser and its affiliates, through stock ownership or participation in stock option or stock appreciation plans of TCW and/or Société Générale. The TCW 2001 and 2005 TCW Stock Option Plans provide eligible portfolio managers the opportunity to participate in an effective economic interest in TCW, the value of which is tied to TCW’s annual financial performance as a whole. TCW portfolio managers also participate in Société Générale’s Stock Option Plan which grants options on its common stock, the value of which is may be realized after certain vesting requirements are met. Some portfolio managers are stockholders of TCW and/or Société Générale, as well.

Certain portfolio managers also participate in compensation plans that are allocated a portion of management fees, incentive fees or performance fees payable to TCW in its products, including those not managed by the portfolio managers. Portfolio managers may also participate in deferred compensation programs, the value of which is tied to their tenure at TCW and is payable upon the reaching of certain time-based milestones.

Ownership of Securities of the Funds as of October 31, 2005

AXA Enterprise Equity Fund
Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Craig Blum	X
Stephen Burlingame	X

AXA Enterprise Government Securities Fund
Philip Barach	X
Jeffrey Gundlach	X

AXA ENTERPRISE FUNDS TRUST

PORTFOLIO MANAGER INFORMATION

	AXA Enterprise Growth and Income Fund (“Fund”) UBS Global Asset Management (Americas) Inc. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category as of October 31, 2005
							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
John Leonard		$1,823	60	$12,430	23	$1,344	0	N/A	0	N/A	0	N/A
Thomas Cole		$1,823	60	$12,430	23	$1,344	0	N/A	0	N/A	0	N/A
Thomas Digenan		$1,823	60	$12,430	23	$1,344	0	N/A	0	N/A	0	N/A
Scott Hazen		$1,823	60	$12,430	23	$1,344	0	N/A	0	N/A	0	N/A

Description of Any Material Conflicts

The Portfolio Management Team manages accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The number of model portfolios under management may change from time to time. The team manages accounts to their respective models, including where possible, those accounts that have specific investment restrictions. There are no perceived conflicts between accounts. Dispersion between accounts within a model portfolio is small due to the use of models and the intention to aggregate transactions where possible. The models developed by the portfolio managers may, from time to time, also be used by other managed asset allocation or balanced accounts and funds to gain exposure to the asset class.

The management of the Portfolio and other accounts could result in potential conflicts of interest if the Portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the Portfolio. The portfolio manager and his team, which includes Thomas Cole, Thomas Digenan and Scott Hazen, manage the Portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. The Adviser manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts. The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. The Adviser and the Portfolio have adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts

Compensation for the fiscal year completed October 31, 2005

The portfolio managers receive a base salary and incentive compensation based on their personal performance.

The Adviser’s compensation and benefits programs are designed to provide investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of its investment professionals with the interests of its clients. Overall compensation can be grouped into four categories:

•	Competitive salary, benchmarked to maintain competitive compensation opportunities.

•	Annual bonus, tied to individual contributions and investment performance.

•	UBS equity awards, promoting company-wide success and employee retention.

•	Partnership Incentive Program (PIP), a phantom-equity-like program for key senior staff.

Base salary is used to recognize the experience, skills and knowledge that investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

Annual Bonuses are Strictly and Rigorously Correlated with Performance.    As such, annual incentives can be highly variable, and are based on three components: 1) the Adviser’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. The Adviser strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals’ interests with those of the Advisor’s clients. A portion of each portfolio manager’s bonus is based on the performance of each Fund the portfolio manager manages as compared to the Fund’s broad-based index over a three-year rolling period.

UBS AG Equity.    Many of the Adviser’s senior investment professionals receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.

Broader Equity Share Ownership is Encouraged for All Employees Through “Equity Plus”.    This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS AG stock options are given for each share acquired and held for two years. The Adviser feels this engages employees as partners in the firm’s success, and helps to maximize the integrated business strategy.

Partnership Incentive Program (PIP).    Designed to promote an entrepreneurial culture and drive long-term thinking, the PIP is a phantom-equity-like program for key senior staff (approximately top 2%). By tying compensation to overall firm performance over the mid-to longer-term, the program offers significant compensation opportunities for the senior staff.

Ownership of Securities of the Fund as of October 31, 2005

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
John Leonard	X
Thomas Cole	X
Thomas Digenan	X
Scott Hazen	X

Wentworth, Hauser and Violich (“WHV International Equity”) AXA Equitable (“AXA Enterprise Funds Trust”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category as of December 31, 2005						Presented below for each of the categories is the number of accounts and the total assets of the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Richard K. Hirayama	0	N/A	0	N/A	3,674	2.037	0	N/A	0	N/A	0	N/A

*	The totals above include $1,115.4 million representing 3,504 accounts managed in broker sponsored wrap programs.

Description of any material conflicts

Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of accounts, inability to allocate limited investment opportunities across accounts and incentive to allocate opportunities to an account where the portfolio manager or Sub-adviser has a greater financial incentive, such as a performance fee account. The Sub-adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund. The firm does not foresee any material conflicts of interest.

Compensation as of December 31, 2005

WHV pays its professionals a competitive base salary, full benefits, and a short-term bonus pool derived from the sharing of the firm’s revenues. Total compensation is based upon individual input and success of the firm.

Short-term bonus pool compensation is based on the profitability of the firm and individual employee performance. Specific to the international equity strategy, bonuses are distributed based on account performance, success of the strategy relative to MSCI EAFE index, client retention, accounts gained and maintenance of firm standards for compliance and industry best practices. These factors as measured over a twelve-month period.

In 2004, the Laird Norton Investment Management, Inc. board of directors committed itself to granting an equity participation stake of its ownership in the Adviser to select employees of the firm. The grant is being phased in over a five-year period and is subject to achieving specific growth objectives. It is expected that this grant will eventually amount to 25% of the firm’s equity.

Additionally, Mr. Richard K. Hirayama has an agreement with the firm by which a portion of his total compensation is incentive based and dependent on the success of the WHV International Equity strategy. Specifically, compensation is based on a portion of the international equity strategy’s annual revenue stream.

(c) Ownership of Securities as of October 31, 2005

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000
Richard K. Hirayama	X

APPENDIX D

PROXY VOTING POLICIES AND PROCEDURES

EAGLE ASSET MANAGEMENT, INC.

PROXY VOTING POLICY AND GUIDELINES

The exercise of proxy voting rights is an important element in the successful management of clients’ investments. Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients. We have therefore adopted the following proxy voting guidelines as a part of our overall goal of maximizing the growth of our clients’ assets.

Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management’s position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals which we believe are detrimental to the underlying value of our clients’ positions.

We usually oppose proposals which dilute the economic interest of shareholders, and we also oppose those that reduce shareholders’ voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a “going concern” value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

The following guidelines deal with a number of specific issues, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of Eagle’s general approach to a wide range of issues. A list of Eagle’s detailed voting guidelines is attached as APPENDIX A and incorporates routine and non-routine proxy issues. On occasion we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

If you have any questions about these guidelines, or about how we voted, or may vote, on a particular issue, please contact our Compliance Department at 1-800-237-3101.

I. DIRECTORS AND AUDITORS

Eagle generally supports the management slate of directors, although we may withhold our votes if the board has adopted excessive anti-takeover measures. (App. R1)

We favor inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, we will support management’s selection of auditors. (App. R8)

II. CORPORATE GOVERNANCE

In the area of corporate governance, Eagle will generally support proxy measures which we believe tend to increase shareholder rights.

a. Confidential Voting.    We generally support proposals to adopt confidential voting and independent vote tabulation practices, which we believe lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals. (App S31)

b. Greenmail.    Unless they are part of anti-takeover provisions, we usually support anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price. (App S23)

c. Indemnification of Directors.    We usually vote in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because we believe such measures are important in attracting competent directors and officers. (App R4)

d. Cumulative Voting Rights.    We usually support cumulative voting as an effective method of guaranteeing minority representation on a board. (App N17, S24)

e. Opt Out of Delaware.    We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition. (App S15, S46)

f. Increases in Common Stock.    We will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense. (App R18)

Eagle generally votes against the following anti-takeover proposals, as we believe they diminish shareholder rights.

a. Fair Price Amendments.    We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement. (App N3)

b. Classified Boards.    We generally oppose classified boards because they limit shareholder control. (App N4)

c. Blank Check Preferred Stock.    We generally oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval. (App N2)

d. Supermajority Provisions.    We usually oppose supermajority-voting requirements because they often detract from the majority’s rights to enforce its will. (App N5, S32)

e. Golden Parachutes.    We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements. (App S18)

f. Poison Pills.    We believe poison pill defenses tend to depress the value of shares. Therefore, we will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills. (App N1)

g. Reincorporation.    We oppose reincorporation in another state in order to take advantage of a stronger anti-takeover statute. (App S15)

h. Shareholder Rights.    We oppose proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority. (App S26-S30)

Eagle generally votes on other corporate governance issues as follows:

a. Other Business.    Absent any compelling grounds, we usually authorize management to vote in its discretion. (App R22)

b. Differential Voting Rights.    We usually vote against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares. (App N27)

c. Directors-share Ownership.    While we view some share ownership by directors as having a positive effect, we will usually vote against proposals requiring directors to own a specific number of shares. (App S5)

d. Independent Directors.    While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board. (App S11)

e. Preemptive Rights.    We generally vote against preemptive rights proposals, as they may tend to limit share ownership, and they limit management’s flexibility to raise capital. (App N21, S25)

f. Employee Stock Ownership Plans (ESOPs).    We evaluate ESOPs on a case-by-case basis. We usually vote for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, we examine the company’s state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. We may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. We vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device. (App R21)

III. COMPENSATION AND STOCK OPTION PLANS

We review compensation plan proposals on a case-by-case basis. We believe that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so we generally tend to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, we may vote in opposition.

With respect to compensation plans which utilize stock options or stock incentives, our analyses generally have lead us to vote with management. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company’s stock for the award of options, we may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements. (App N7)

IV. SOCIAL ISSUES

Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares. Consistent with that duty, we have found that management generally analyzes such issues on the same basis, and so we generally support management’s recommendations on social issue proposals. (App S40 — S65)

Examples of proposals in this category include:

1.	Anti - Abortion.
2.	Affirmative Action.
3.	Animal Rights.
a.	Animal Testing.
b.	Animal Experimentation.
c.	Factory Farming.
4.	Chemical Releases.
5.	El Salvador.
6.	Environmental Issues.
a.	CERES Principles.
b.	Environmental Protection.
7.	Equal Opportunity.
8.	Discrimination.
9.	Government Service.
10.	Infant Formula.
11.	Israel.
12.	Military Contracts.
13.	Northern Ireland.
a.	MacBride Principles.

14.	Nuclear Power.
a.	Nuclear Waste.
b.	Nuclear Energy Business.
15.	Planned Parenthood Funding.
16.	Political Contributions.
17.	South Africa.
a.	Sullivan Principles.
18.	Space Weapons.
19.	Tobacco-Related Products.
20.	World Debt.

VII. CONFLICTS OF INTEREST

Investment advisers who vote client proxies may, from time to time, be faced with situations which present the adviser with a potential conflict of interest. For example, a conflict of interest could exist where Eagle, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Eagle’s, or the affiliate’s, business relationship with that company. Potential conflicts of interest may also arise where Eagle has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.

Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle’s proxy votes are cast as prescribed by our guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle’s Guidelines, Eagle’s Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle’s overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.

VIII. RECORD KEEPING

The following documents related to Proxy Voting are kept by Eagle Compliance in accordance with Rule 204-2 of the Investment Advisers Act.

•	Copy of each proxy statement received.

•	Record of each vote cast.

•	Copy of any documents created by Eagle that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.

•	Copy of each written client request for information on how Eagle voted proxies on behalf of the client.

•	Copy of all written responses by Eagle to client who requested (written or oral) information on how the Eagle voted proxies on behalf of the client.

ATTACHED IS APPENDIX A WHICH DETAILS EAGLE’S PROXY VOTING GUIDELINES FOR ROUTINE, NON-ROUTINE AND NON-ROUTINE SHAREHOLDER PROPOSALS.

APPENDIX A

List of Affiliates

Eagle is affiliated with the following broker/dealers and investment advisors:

1) Raymond James & Associates, Inc.

2) Raymond James Financial Services, Inc.

3) Heritage Asset Management, Inc. a corporation, acts as investment advisor to the Heritage Family of Mutual Funds sponsored by Raymond James & Associates, Inc. including Heritage Cash Trust, consisting of a money market fund and a municipal money market fund; Heritage Capital Appreciation Trust, an equity fund; Heritage Income-Growth Trust, an income-growth fund; Heritage Income Trust, consisting of a high yield bond fund and an intermediate government fund and Heritage Series Trust, consisting of: Small Cap Stock Fund, MidCap Growth Fund, Growth Equity Fund, Value Equity Fund, Aggressive Growth Fund, Technology Fund and International Equity Portfolio. These funds are registered investment companies under the Investment Company Act of 1940. Shares of these funds are sold in all states by Raymond James & Associates, Inc., Raymond James Financial Services, Inc., and various outside broker/dealers.

4) Awad Asset Management, Inc. a subsidiary of Raymond James Financial, Inc.

5) Planning Corporation of America (PCA), a general insurance agency which represents numerous insurance companies.

Through the holding company, Eagle is also affiliated with the following entities:

a) RJ Leasing, Inc. — engaged in the leasing business, and acts as General Partner in various leasing programs.

b) RJ Health Properties, Inc. — engaged in purchase, sales and leasing of nursing homes and acts as General Partner in various partnerships.

c) RJ Properties, Inc. — engaged in the real estate business as a general or co-general partner for limited partnerships sold through the various affiliates of Raymond James Financial, Inc.

d) RJ Equities, Inc. — acts as General Partner in various partnerships.

e) Raymond James Bank, FSB.

f) Raymond James Trust Services Group: RJ Trust Company, Sound Trust Company.

g) Raymond James Financial International Limited, a broker-dealer based in London.

h) Raymond James Global Securities, a broker-dealer based in the British Virgin Islands.

BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.

PROXY VOTING

Policy

BHMS has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the beneficial owners. BHMS maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and procedures to clients. BHMS will provide information to clients about how their proxies were voted and will retain records related to proxy voting.

BHMS generally,

Accepts:

•	Proposals supporting best procedures for corporate governance regarding election of independent directors, approval of independent auditors, executive compensation plans and corporate structure/shareholder rights issues.

•	Restoration or protection of shareholders’ authority.

Rejects:

•	Protection of management from results of mergers and acquisitions.

•	Proposals having the effect of diluting the value of the existing shares.

•	Reduction of shareholders’ power over any company actions. >> Proposals motivated by political, ethical or social concerns.

Proxy Oversight Committee

•	BHMS’s Proxy Oversight Committee reviews and reevaluates existing policies, along with new issues on a case-by-case basis. Policy modifications may be made by the Committee in order to assure that all proxy voting decisions are in the best interests of the beneficial owner.

•	The Proxy Oversight Committee includes Portfolio Managers James Barrow, Richard Englander and Jane Gilday and Proxy Coordinator, Clare Burch.

Conflicts of Interest

•	All proxies will be voted uniformly in accordance with BHMS’s policies. This includes proxies of companies who are also clients, thereby eliminating potential conflicts of interest.

Procedure

BHMS has adopted written procedures to implement the firm’s policy and reviews to monitor and insure our policy is observed, implemented properly and amended or updated, as appropriate, which may be summarized as follows:

•	BHMS sends a daily electronic transfer of all stock positions to ISS (Institutional Shareholder Services).

•	ISS identifies all accounts eligible to vote for each security and posts the proposals and research on its website.

•	The proxy coordinator reviews each proxy proposed and reevaluates existing voting guidelines. Any new or controversial issues are presented to the Proxy Oversight Committee for evaluation. Proxy coordinator sends all voting decisions to ISS through their website.

•	ISS verifies that every vote is received, voted and recorded.

•	BHMS sends a proxy report to each client, at least annually (or as requested by client), listing number of shares voted and disclosing how each proxy was voted.

•	BHMS maintains voting records both in hard copy and via ISS database backup.

•	BHMS’s guidelines addressing specific issues are available upon request by calling 214-665-1900 or by emailing clientservices@barrowhanley.com.

•	BHMS will identify any conflicts that exist between the interests of the firm and the client by reviewing the relationship of the firm with the issuer of each security to determine if we or any of our employees have any financial, business or personal relationship with the issuer.

•	If a material conflict of interest exists, the proxy coordinator will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	BHMS will maintain a record of the voting resolution of any conflict of interest.

•	The proxy coordinator shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

•	These policies and procedures and any amendments;

•	Each proxy statement that BHMS receives;

•	A record of each vote that BHMS casts;

•	Any document BHMS created that was material to making a decision how to vote proxies, or that memorializes that decision including periodic reports to the Proxy Oversight Committee; and

•	A copy of each written request from a client for information on how BHMS voted such client’s proxies and a copy of any written response.

Responsibility

Clare Burch is responsible for the implementation and monitoring of our proxy voting policy, procedures, disclosures and record keeping, including outlining our voting guidelines in our procedures.

October 2004

ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for Proxy Voting

INTRODUCTION

As a registered investment adviser, Alliance Capital Management L.P. (“Alliance Capital”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients’ voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital’s growth and value investment groups investing on behalf of clients in both US and non-US securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients’ best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance:    Alliance Capital’s proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.

Elections of Directors:    Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors:    Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management’s recommendation. However, we recognize that there may be inherent conflicts when a company’s independent auditor performs substantial non-audit related services for the company. While we will recognize that there may be special circumstances that could lead to high non-audit fees in some years, we would normally consider non-audit fees in excess of 70% to be disproportionate. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total audit fees paid by the company or there are other reasons to question the independence of the company’s auditors.

Changes in Capital Structure:    Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

Corporate Restructurings, Mergers and Acquisitions:    Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights:    Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures:    Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

Executive Compensation:    Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company’s performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages that do not exceed 2.99 times the sum of an executive officer’s base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

Social and Corporate Responsibility:    Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot clearly be decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients’ best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital’s and our employees’ material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients’ best interests. Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service’s conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Alliance Capital may determine that the benefit to the client of exercising the vote does not outweigh the cost of voting, which is not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital’s voting instructions. Although it is Alliance Capital’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Proxy Voting Records

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.

MARSICO CAPITAL MANAGEMENT, LLC

SUMMARY OF PROXY VOTING POLICY

Marsico Capital Management, LLC (“MCM”) adopted a revised proxy voting policy effective March 31, 2004. The revised policy generally provides that:

It is the policy of Marsico Capital Management, LLC (“MCM”) to vote all proxies over which it has voting authority in the best interest of MCM’s clients, as summarized here.

•	Under MCM’s investment discipline, one of the qualities MCM usually seeks in companies it invests in for client portfolios is good management. Because MCM has some confidence that the managements of most portfolio companies it invests in for clients seek to serve shareholders’ best interests, we believe that voting proxies in our clients’ best economic interest ordinarily means voting with these managements’ recommendations.

•	Although MCM ordinarily will vote proxies with management recommendations, MCM’s analysts generally review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, MCM might decide to vote a proxy against a management recommendation. MCM may notify affected clients of such a decision if it is reasonably feasible to do so.

•	MCM generally will abstain from voting, or take no action on, proxies issued by companies we have decided to sell, or proxies issued by foreign companies that impose burdensome voting requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting with management may not be in the best economic interest of clients, or as an alternative to voting with management. MCM will not notify clients of these routine abstentions or decisions not to take action.

•	In circumstances when there may be an apparent material conflict of interest between MCM’s interests and clients’ interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be “echo voted” or “mirror voted” in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict, and give notice to clients if it is reasonably feasible to do so.

•	MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM’s proxy voting policy and information about the voting of a client’s proxies are available to the client on request.

BOSTON ADVISORS, INC.

PROXY VOTING POLICIES AND PROCEDURES

I.    Introduction

Under the investment management contracts between Boston Advisors, Inc. (“BAI”) and most of our clients, the client retains exclusive voting authority over the securities in the client’s portfolio and we do not have any role in proxy voting. BAI assumes responsibility for voting proxies when requested by a client, with respect to clients subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) and under the Advest Managed Account Consulting Program.

II.    Statements of Policies and Procedures

A.	Policy Statement. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires us to, at all times, act solely in the best interest of our clients. We have adopted and implemented these Proxy Voting Policies and Procedures, which we believe, are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

While retaining final authority to determine how each proxy is voted, BAI has reviewed and determined to follow in most instances the proxy voting policies and recommendations (the “Guidelines”) of Egan-Jones Proxy Services, a proxy research and consulting firm (“Egan-Jones”). Egan-Jones will track each proxy that BAI is authorized to vote on behalf of our clients and will make a recommendation to management of BAI as how it would vote such proxy in accordance with the Guidelines. Unless otherwise directed by BAI, Egan-Jones will instruct Proxy-Edge, a proxy voting firm (“Proxy-Edge”) to vote on such matters on our behalf in accordance with its recommendations. BAI will monitor the recommendations from Egan-Jones and may override specific recommendations or may modify the Guidelines in the future.

We have established these Proxy Voting Policies and Procedures in a manner that is generally intended to result in us voting proxies with a view to enhance the value of the securities held in a client’s account. The financial interest of our clients is the primary consideration in determining how proxies should be voted. In the case of social and political responsibility issues that we believe do not primarily involve financial considerations, we shall abstain from voting or vote against such proposals since it is not possible to represent the diverse views of our clients in a fair and impartial manner. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote.

B.	Conflicts of Interest. If there is determined to be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”) the matter shall be considered by management.

Proxy proposals that are “routine,” such as uncontested elections of directors, meeting formalities, and approval of an annual report/financial statements are presumed not to involve a material conflict of interest. Non-routine proxy proposals are presumed to involve a material conflict of interest, unless the Proxy Committee determines that neither BAI nor its personnel have such a conflict of interest. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

If BAI management determines that BAI has a material conflict of interest then we shall vote the proxy according to the recommendation of Egan-Jones or, if applicable, the client’s proxy voting policies. BAI management also reserves the right to vote a proxy using the following methods:

•	We may obtain instructions from the client on how to vote the proxy.

•	If we are able to disclose the conflict to the client, we may do so and obtain the client’s consent as to how we will vote on the proposal (or otherwise obtain instructions from the client on how the proxy should be voted).

We use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of our senior investment staff actually knew or reasonably should have known of the potential conflict.

C.	Limitations on Our Responsibilities

1.	Limited Value. We may abstain from voting a client proxy if we conclude that the effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.

2.	Unjustifiable Costs. We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we weigh the costs and benefits of voting proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

3.	Special Client Considerations.

a.	Mutual Funds. We vote proxies of our mutual fund clients subject to the funds’ applicable investment restrictions.

b.	ERISA Accounts. With respect our ERISA clients, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, as well as our duty to avoid prohibited transactions.

4.	Client Direction. If a client has a proxy-voting policy and instructs us to follow it, we will comply with that policy upon receipt except when doing so would be contrary to the client’s economic interests or otherwise imprudent or unlawful. As a fiduciary to ERISA clients, we are required to discharge our duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA), including statements of proxy voting policy. We will, on a best efforts basis, comply with each client’s proxy voting policy. If client policies conflict, we may vote proxies to reflect each policy in proportion to the respective client’s interest in any pooled account (unless voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

D.	Disclosure. A client for which we are responsible for voting proxies may obtain information from us, via Egan-Jones and Proxy Edge Records, regarding how we voted the client’s proxies. Clients should contact their account manager to make such a request.

E.	Review and Changes. We shall from time to time review these Proxy Voting Policies and Procedures and may adopt changes based upon our experience, evolving industry practices and developments in applicable laws and regulations. Unless otherwise agreed to with a client, we may change these Proxy Voting Policies and Procedures from time to time without notice to, or approval by, any client. Clients may request a current version of our Proxy Voting Policies and Procedures from their account manager.

F.	Delegation. We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.

G.	Maintenance of Records. We maintain at our principal place of business the records required to be maintained by us with respect to proxies in accordance with the requirements of the Advisers Act and, with respect to our fund clients, the Investment Company Act of 1940. We may, but need not, maintain proxy statements that we receive regarding client securities to the extent that such proxy statements are available on the SEC’s EDGAR system. We may also rely upon a third party, such as Egan-Jones or Proxy Edge to maintain certain records required to be maintained by the Advisers Act.

III.    Proxy Issues

The full text of Egan-Jones’ Proxy Voting Principles and Guidelines may be obtained by calling 1-800-523-5903 or via our website at www.bostonadvisors.com.

THE TCW GROUP

PROXY VOTING GUIDELINES AND PROCEDURES

(JANUARY 2004)

Introduction

Certain affiliates of The TCW Group, Inc. (these affiliates are collectively referred to as “TCW”) act as investment advisors for a variety of clients, including mutual funds. In connection with these investment advisory duties, TCW exercises voting responsibilities for its clients through the corporate proxy voting process. TCW believes that the right to vote proxies is a significant asset of its clients’ holdings. In order to provide a basis for making decisions in the voting of proxies for its clients, TCW has established a proxy voting committee (the “PROXY COMMITTEE”) and adopted these proxy voting guidelines and procedures (the “GUIDELINES”). The Proxy Committee meets quarterly (or at such other frequency as determined by the Proxy Committee) to review the Guidelines and other proxy voting issues. The members of the Proxy Committee include TCW personnel from the investment, legal and marketing departments. TCW also uses an outside proxy voting service (the “OUTSIDE SERVICE”) to help manage the proxy voting process. The Outside Service facilitates TCW’s voting according to the Guidelines (or, if applicable, according to guidelines submitted by TCW’s clients) and helps maintain TCW’s proxy voting records. Under specified circumstances described below involving potential conflicts of interest, the Outside Service may also be requested to help decide certain proxy votes.

Philosophy

The Guidelines provide a basis for making decisions in the voting of proxies for clients of TCW. When voting proxies, TCW’s utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client’s investments. With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether TCW will vote for or against a particular type of proposal. TCW’s underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of TCW’s clients, are best able to determine how best to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of TCW management, the Proxy Committee, and the Outside Service.

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance

•	For director nominees in uncontested elections

•	For management nominees in contested elections

•	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees

•	For changing the company name

•	For approving other business

•	For adjourning the meeting

•	For technical amendments to the charter and/or bylaws

•	For approving financial statements

Capital Structure

•	For increasing authorized common stock

•	For decreasing authorized common stock

•	For amending authorized common stock

•	For the issuance of common stock, except against if the issued common stock has superior voting rights

•	For approving the issuance or exercise of stock warrants

•	For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares

•	For decreasing authorized preferred stock

•	For canceling a class or series of preferred stock

•	For amending preferred stock

•	For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders

•	For eliminating preemptive rights

•	For creating or restoring preemptive rights

•	Against authorizing dual or multiple classes of common stock

•	For eliminating authorized dual or multiple classes of common stock

•	For amending authorized dual or multiple classes of common stock

•	For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights

•	For a stock repurchase program

•	For a stock split

•	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring

•	For merging with or acquiring another company

•	For recapitalization

•	For restructuring the company

•	For bankruptcy restructurings

•	For liquidations

•	For reincorporating in a different state

•	For a leveraged buyout of the company

•	For spinning off certain company operations or divisions

•	For the sale of assets

•	Against eliminating cumulative voting

•	For adopting cumulative voting

Board of Directors

•	For limiting the liability of directors

•	For amending director liability provisions

•	Against indemnifying directors and officers

•	Against amending provisions concerning the indemnification of directors and officers

•	For setting the board size

•	For allowing the directors to fill vacancies on the board without shareholder approval

•	Against giving the board the authority to set the size of the board as needed without shareholder approval

•	For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause

•	For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights

•	For non-technical amendments to the company’s by laws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-takeover Provisions

•	Against a classified board

•	Against amending a classified board

•	For repealing a classified board

•	Against ratifying or adopting a shareholder rights plan (poison pill)

•	Against redeeming a shareholder rights plan (poison pill)

•	Against eliminating shareholders’ right to call a special meeting

•	Against limiting shareholders’ right to call a special meeting

•	For restoring shareholders’ right to call a special meeting

•	Against eliminating shareholders’ right to act by written consent

•	Against limiting shareholders’ right to act by written consent

•	For restoring shareholders’ right to act by written consent

•	Against establishing a supermajority vote provision to approve a merger or other business combination

•	For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction

•	For eliminating a supermajority vote provision to approve a merger or other business combination

•	Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions

•	Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid

•	Against establishing a fair price provision

•	Against amending a fair price provision

•	For repealing a fair price provision

•	For limiting the payment of greenmail

•	Against adopting advance notice requirements

•	For opting out of a state takeover statutory provision

•	Against opt into a state takeover statutory provision

Compensation

•	For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•	For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•	For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 15% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 20% of outstanding common stock

•	For limiting per-employee option awards

•	For extending the term of a stock incentive plan for employees

•	For adopting a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•	For amending a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity

•	For adding shares to a stock incentive plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•	For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•	For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 75% of the stock’s fair market value

•	For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements

•	For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For adopting a stock award plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For amending a stock award plan for non-employee directors, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.

•	For adding shares to a stock award plan for non-employee directors, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity

•	For approving an annual bonus plan

•	For adopting a savings plan

•	For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 15% of the outstanding common equity

•	For adopting a deferred compensation plan

•	For approving a long-term bonus plan

•	For approving an employment agreement or contract

•	For amending a deferred compensation plan

•	For exchanging underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price)

•	For amending an annual bonus plan

•	For reapproving a stock option plan or bonus plan for purposes of OBRA

•	For amending a long-term bonus plan

Shareholder Proposals

•	For requiring shareholder ratification of auditors

•	Against requiring the auditors to attend the annual meeting

•	Against limiting consulting by auditors

•	Against requiring the rotation of auditors

•	Against restoring preemptive rights

•	For asking the company to study sales, spin-offs, or other strategic alternatives

•	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots

•	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations

•	Against eliminating the company’s discretion to vote unmarked proxy ballots.

•	For providing equal access to the proxy materials for shareholders

•	Against requiring the improvement of annual meeting reports

•	Against changing the annual meeting location

•	Against changing the annual meeting date

•	Against asking the board to include more women and minorities as directors.

•	Against seeking to increase board independence

•	Against limiting the period of time a director can serve by establishing a retirement or tenure policy

•	Against requiring minimum stock ownership by directors

•	Against providing for union or employee representatives on the board of directors

•	For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan

•	For increasing the independence of the nominating committee

•	For creating a nominating committee of the board

•	Against urging the creation of a shareholder committee

•	Against asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors

•	Against asking that a lead director be chosen from among the ranks of the non-employee directors

•	For adopting cumulative voting

•	Against requiring directors to place a statement of candidacy in the proxy statement

•	Against requiring the nomination of two director candidates for each open board seat

•	Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect

•	For repealing a classified board

•	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

•	For eliminating supermajority provisions

•	For reducing supermajority provisions

•	Against repealing fair price provisions

•	For restoring shareholders’ right to call a special meeting

•	For restoring shareholders’ right to act by written consent

•	For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made

•	For seeking to force the company to opt out of a state takeover statutory provision

•	Against reincorporating the company in another state

•	For limiting greenmail payments

•	Against restricting executive compensation

•	For enhance the disclosure of executive compensation

•	Against restricting director compensation

•	Against capping executive pay

•	Against calling for directors to be paid with company stock

•	Against calling for shareholder votes on executive pay

•	Against calling for the termination of director retirement plans

•	Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria

•	Against seeking shareholder approval to reprice or replace underwater stock options

•	For banning or calling for a shareholder vote on future golden parachutes

•	Against seeking to award performance-based stock options

•	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement

•	Against requesting that future executive compensation be determined without regard to any pension fund income

•	For creating a compensation committee

•	Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues

•	For increasing the independence of the compensation committee

•	For increasing the independence of the audit committee

•	For increasing the independence of key committees

Social Issue Proposals

•	For asking the company to develop or report on human rights policies

•	For asking the company to review its operations’ impact on local groups, except against if the proposal calls for action beyond reporting

•	Against asking the company to limit or end operations in Burma

•	For asking management to review operations in Burma

•	For asking management to certify that company operations are free of forced labor

•	Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.

•	Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts

•	Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets

•	Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems

•	Against asking management to report on the company’s foreign military sales or foreign offset activities

•	Against asking management to limit or end nuclear weapons production

•	Against asking management to review nuclear weapons production

•	Against asking the company to establish shareholder-designated contribution programs

•	Against asking the company to limit or end charitable giving

•	For asking the company to increase disclosure of political spending and activities

•	Against asking the company to limit or end political spending

•	For requesting disclosure of company executives’ prior government service

•	Against requesting affirmation of political nonpartisanship

•	For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting

•	Against severing links with the tobacco industry

•	Against asking the company to review or reduce tobacco harm to health

•	For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting

•	For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report

•	Against asking the company to take action on embryo or fetal destruction

•	For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting

•	For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.

•	Against asking management to endorse the Ceres principles

•	For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels

•	For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum

•	For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases

•	For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products

•	Against asking the company to preserve natural habitat

•	Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings

•	Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions

•	For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting

•	Against asking the company to establish committees to consider issues related to facilities closure and relocation of work

•	For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports

•	Against asking management to drop sexual orientation from EEO policy

•	Against asking management to adopt a sexual orientation non-discrimination policy

•	For asking management to report on or review Mexican operations

•	Against asking management to adopt standards for Mexican operations

•	Against asking management to review or implement the MacBride principles

•	Against asking the company to encourage its contractors and franchisees to implement the MacBride principles

•	For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report

•	Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions

•	For requesting reports on sustainability, except against if the company has already issued a report in GRI format

Conflict Resolution

Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients’ assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to override the Guidelines must deliver a written rationale for each such decision to TCW’s Proxy Specialist (the “PROXY SPECIALIST”), who will maintain such documentation in TCW’s proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager’s vote, she will obtain the approval of TCW’s Director of Research (the “DIRECTOR OF RESEARCH”) for the vote before submitting it. The Director of Research will review the portfolio manager’s vote and make a determination. If the Director of Research believes it appropriate, she may elect to convene the Proxy Committee.

It is unlikely that serious conflicts of interest will arise in the context of TCW’s proxy voting, because TCW does not engage in investment banking or the managing or advising of public companies. In the event a potential conflict of interest arises in the context of voting proxies for TCW’s clients, the primary means by which TCW will avoid a conflict is by casting such votes solely in the interests of its clients and in the interests of maximizing the value of their portfolio holdings. In this regard, if a potential conflict of interest arises, but the proxy vote to be decided is predetermined hereunder to be cast either in favor or against, then TCW will vote accordingly. On the other hand, if a potential conflict of interest arises and either there is no predetermined vote or such vote is to be decided on a case-by-case basis, then TCW will undertake the following analysis.

First, if a potential conflict of interest is identified because the issuer soliciting proxy votes is itself a client of TCW’s (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW’s), then the Proxy Committee will determine whether such relationship is material to TCW. In making this determination, a conflict of interest will usually not be deemed to be material unless the assets managed for that client by TCW exceed, in the aggregate, 0.25% (25 basis points) or more of TCW’s total assets under management. If such a material conflict is deemed to have arisen, then TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an outside service for its independent consideration as to how the vote should be cast. Second, a potential conflict of interest may arise because an employee of TCW sits on the Board of a public company. The Proxy Specialist is on the distribution list for an internal chart that shows any Board seats in public companies held by TCW personnel. If there is a vote regarding such a company, and the portfolio manager wants to vote other than in accordance with the Guidelines, the Proxy Specialist will confirm that the portfolio manager has not spoken with the particular Board member and will provide the Proxy Committee with the facts and vote rationale so that it can vote the securities. The vote by the Proxy Committee will be documented.

Finally, if a portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and, as a group, the Proxy Committee will consider and cast the vote.

Proxy Voting Information and Recordkeeping

Upon request, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations. TCW is prepared to explain to clients the rationale for votes cast on behalf of client accounts. To obtain proxy voting records, a client should contact the Proxy Specialist.

TCW or an outside service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an outside service, that outside service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW’s response (whether a client’s request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision. Additionally, TCW or an outside service will maintain any documentation related to an identified material conflict of interest.

TCW or an outside service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, TCW or an outside service will store such records at its principal office.

International Proxy Voting

While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting. Also, proxy votes against management rarely succeed. Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers international proxy voting on a case-by-case basis. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies. In addition, TCW will attempt to implement, to the extent appropriate, uniform voting procedures across countries.

ROCKEFELLER & CO., INC.

PROXY VOTING POLICY SUMMARY

I.    General

Rockefeller & Co., Inc. (“R&Co.”) seeks to vote proxies in the best interest of its clients.

A client may, at any time, retain the right to vote proxies or take action relating to securities held in the client’s account, provided the client advises R&Co. of such decision in advance of any proxy vote(s). Upon reasonable notice, R&Co. will also adhere to any specific client direction and/or guidelines with respect to proxy voting, even if such direction or guidelines conflict with R&Co.’s proxy voting guidelines.

Upon request, R&Co. will promptly provide clients with a copy of these policies and procedures as well as information on how R&Co. voted proxies of securities held in their accounts.

II.    Proxy Voting Administration

R&Co. has established a Proxy Committee that, among other things, establishes guidelines and generally oversees the proxy voting process. The Committee consists of senior R&Co. personnel and is chaired by the Chief Investment Officer. The Committee has designated those who are responsible for the day-to-day administration of the policies and procedures.

R&Co. has engaged Glass, Lewis & Co. LLC (“GL”) an organization unaffiliated with R&Co., to assist with proxy voting. In addition to the execution of proxy votes in accordance with R&Co. guidelines and record-keeping services, GL also provides R&Co. with corporate governance information, due diligence related to making appropriate proxy voting decisions, and voting recommendations. The Investor Responsibility Research Center, Inc. provides R&Co. with research on social issues impacting certain issuers of public securities.

Overview of Proxy Voting Guidelines

R&Co. has established two sets of proxy voting guidelines: (1) a general set that governs the voting for clients not making a contrary election; and (2) a socially responsive set to be applied upon client request. Both guidelines share the same philosophy with respect to corporate governance issues and consider the future appreciation of the investment as a primary concern. The guidelines, however, differ somewhat on social issues. For example, the general guidelines set forth specific governance preferences and a more detached approach to social issues. The socially responsive guidelines take a more specific and proactive stance on social issues.

R&Co. does not automatically vote for or against any class of resolutions, but rather follows a list of preferences. On governance issues, the two sets of guidelines share a preference for resolutions that increase disclosure and reporting and that enhance the transparency of decision-making without placing an undue burden on the company or requiring the disclosure of proprietary or competitive information. In addition, both guidelines favor proposals that:

•	Preserve and enhance the rights of minority shareholders;

•	Increase the Board’s skill base; and

•	Increase the accountability of both the Board and management.

The socially responsive voting guidelines seek to encourage progress and leadership from companies in areas such as corporate governance, workplace and equality issues, energy and the environment, global corporate accountability, and international and public health. These guidelines are based on the assumption that good citizenship is good business and that encouraging companies to improve their social responsiveness can lead to improved financial performance.

Proxy Voting Limitations

R&Co. will not vote proxies in countries that engage in “share blocking” — the practice of prohibiting investors who have exercised voting rights from disposing of their shares for a defined period of time. R&Co. will also not vote in cases where a proxy is received after the requisite voting date or with respect to specific proposals that are incoherent or that would entail extensive and uneconomic investigation or research.

Conflicts of Interest

Due to the nature of R&Co.’s business and structure, it is unlikely that a material conflict of interest will arise in voting the proxies of public companies, because R&Co. does not engage in investment banking, or manage or advise public companies. However, R&Co. does act as sub-advisor to certain registered mutual fund portfolios and has a few affiliated persons who sit on the board of directors of public companies. In the event a material conflict of interest does arise, it will be resolved in the best interest of clients. In such a case, the Proxy Committee will generally vote the proxy based upon the recommendation of GL. If the Committee determines to resolve the conflict in a different manner, that approach will be documented.

IV.    Proxy Voting Procedures

The current procedures for voting client proxies are attached as Exhibit C.

Recordkeeping

R&Co. must maintain the following proxy voting records pursuant to the Advisers Act: (1) a copy of its proxy voting policies and procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by R&Co. that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and R&Co.’s written response to any (written or oral) client request for such records. R&Co. relies on ISS for the records specified in (2) and (3) above. Proxy voting records will be maintained by the Proxy Administrator for a period of five years.

MONTAG & CALDWELL, INC.

PROXY VOTING POLICIES

If directed by Client, decisions on voting of proxies will be made by Montag & Caldwell, Inc. (“M&C”) in accordance with these guidelines (as amended from time to time). M&C will consider proxies as a client asset and will vote consistently across all client portfolios for which we have voting authority in the manner we believe is most likely to enhance shareholder value.

If M&C is authorized to make decisions on voting of proxies, we will have no obligation to furnish Client any proxies, notices of shareholder meetings, annual reports or other literature customarily mailed to shareholders.

Once voting authority has been delegated to M&C, Client may not at a later date direct how to vote the proxies. Clients who wish to adhere to a proprietary set of voting guidelines should exercise their right to reserve voting authority rather than delegating this responsibility to M&C.

Should the situation arise where M&C is an investment adviser to a company whose proxy we are authorized to vote or any other potential conflict of interest is perceived and the item falls outside the issues explicitly addressed by these guidelines, the matter will be reviewed by the entire proxy committee. If an item is explicitly addressed by these guidelines it will be voted accordingly. If an item falls outside the issues explicitly addressed by these guidelines and we would vote against management, no further review is needed. If further review is needed the Proxy Committee will first determine if the conflict is material. If it is material, the Proxy Committee will determine the steps needed to resolve the conflict before the proxy is voted.

It is against M&C’s policy for employees to serve on the board of directors of a company whose stock could be purchased for M&C’s advisory clients.

The following guidelines establish our position on many common issues addressed in proxy solicitations and represent how we will generally vote such issues; however, all proxy proposals will be reviewed by an investment professional to determine if shareholder interests warrant any deviation from these guidelines or if a proposal addresses an issue not covered in the guidelines.

Routine Matters

Routine proxy proposals are most commonly defined as those which do not change the structure, bylaws, or operation of the corporation to the detriment of the shareholders.

M&C will generally support management on routine matters and will vote FOR the following proposals:

•	Increase in authorized common shares.

•	Increase in authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

•	Routine election or re-election of directors.

•	Appointment or election of auditors.

•	Directors’ liability and indemnification.

•	Time and location of annual meeting.

Compensation Issues

M&C will review on a case by case basis the following issues:

•	Compensation or salary levels.

•	Incentive plans.

•	Stock option plans.

•	Employee stock purchase or ownership plans.

Social Issues

Shareholders often submit proposals to change lawful corporate activities in order to meet the goals of certain groups or private interests that they represent.

We will support management in instances where we feel acceptable efforts are made on behalf of special interests of social conscience. The burden of social responsibility rests with management. We will generally vote AGAINST shareholder proposals regarding the following social concerns:

•	Enforcing restrictive energy policies.

•	Placing arbitrary restrictions on military contracting.

•	Barring or placing arbitrary restrictions on trade with communist countries.

•	Barring or placing arbitrary restrictions on conducting business in certain geographic locations.

•	Restricting the marketing of controversial products.

•	Limiting corporate political activities.

•	Barring or restricting charitable contributions.

•	Enforcing general policy regarding employment practices based on arbitrary parameters.

•	Enforcing a general policy regarding human rights based on arbitrary parameters.

•	Enforcing a general policy regarding animal rights based on arbitrary parameters.

•	Placing arbitrary restrictions on environmental practices.

Business Proposals

Business proposals are resolutions which change the status of the corporation, its individual securities, or the ownership status of these securities. We believe it is in the best interest of the shareholders to support managements who propose actions or measures that are supported by existing corporate laws, or have legal precedence as common practice in corporate America.

We will generally vote FOR the following proposals as long as the current shareholder position is either enhanced or preserved:

•	Changing the state of incorporation.

•	Mergers, acquisitions, dissolvement.

•	Indenture changes.

•	Changes in capitalization.

Shareholder Governance

These are issues that address the status of existing rights of shareholders and proposals which tend to transfer those rights to or from another party.

We will generally vote FOR the following management proposals:

•	Majority approval of shareholders in acquisitions of a controlling share in the corporation.

•	Provisions which require 66-2/3% shareholder approval or less to rescind a proposed change to the corporation or amend the corporation’s by-laws.

We will generally vote AGAINST the following management proposals:

•	Super-majority provisions which require greater than 66-2/3% shareholder approval to rescind a proposed change to the corporation or to amend the corporation’s by-laws.

•	Fair-price amendments which do not permit a takeover unless an arbitrary fair price that is derived from a fixed formula is offered to all shareholders.

•	The authorization of a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

•	Proposals which do not allow replacements of existing members of the board of directors.

We will generally vote FOR shareholder proposals which:

•	Propose or support a majority of independent directors and/or independent audit, compensation, and nominating committees.

•	Rescind share purchase rights or require that they are submitted for shareholder approval to 66 2/3% or less.

•	Eliminate pension and benefit programs for outside directors.

•	Eliminate a staggered board of directors.

Proxy Contests

Proxy contests develop when discontented shareholders submit a proxy card in opposition to the board of directors, frequently seeking to elect a different slate of directors, often in an effort to effect a decided change in the corporation. Our voting decision in a proxy contest will be in favor of the best interests of the majority of shareholders, our clients, and beneficiaries of the assets which we manage.

Administrative Issues

Proxy voting guidelines will be reviewed annually and approved by the Investment Policy Committee.

M&C will maintain a record of proxy voting guidelines and the annual updates electronically.

M&C has established a Proxy Committee that consists of at least three members of the Investment Policy Committee and includes at least one research analyst and two portfolio managers.

Proxy voting decisions will be made by at least one member of the Proxy Committee within the framework established by these guidelines that are designed to vote in the best interests of all clients.

M&C will maintain a record of any document created by M&C or procured from an outside party that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis of that decision.

M&C will maintain records detailing receipt of proxies, number of shares voted, date voted and how each issue was voted. These records will be available upon request to those clients for whom we have proxy voting responsibility.

M&C will maintain records of all written client requests for information on how M&C voted proxies on behalf of the client and M&C’s response to the client’s written or verbal requests.

The proxy voting process will be monitored for accuracy. A voting history report is generated by the Supervisor of Information Processing on a monthly basis. This report is provided to the Chief Compliance Officer to verify against ballot copies.

The Supervisor of Information Processing will provide the Chief Compliance Officer with a quarterly statement that all ballots were received or reasonable steps, under the circumstances, have been taken to obtain the ballots.

CAYWOOD-SCHOLL CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICIES

POLICY STATEMENT

Caywood-Scholl Capital Management LLC (“Caywood-Scholl”) exercises our voting responsibilities as a fiduciary. As a result, in the cases where we have voting authority of our client proxies, we intend to vote such proxies in a manner consistent with the best interest of our clients. Our guidelines are designed to meet applicable fiduciary standards. All votes submitted by Caywood-Scholl on behalf of its clients are not biased by other clients of Caywood-Scholl. Proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power.

A Proxy Committee, consisting of investment, compliance and operations personnel, is responsible for establishing our proxy voting policies and procedures. These guidelines summarize our positions on various issues and give general indication as to how we will vote shares on each issue. However, this listing is not exhaustive and does not include all potential voting issues and for that reason, there may be instances when we may not vote proxies in strict adherence to these guidelines. These guidelines also apply to any voting rights and/or consent rights of Caywood-Scholl, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization. To the extent that these guideline policies and procedures do not cover potential voting issues or a case arises of a material conflict between our interest and those of a client with respect to proxy voting, our Proxy Committee will make a final vote decision.

Voting Procedure

The voting of all proxies is conducted by the Proxy Coordinator, a senior portfolio manager of Caywood-Scholl, in accordance with these guidelines. In situations where these guidelines do not give clear guidance on an issue, the Proxy Coordinator will, at his or her discretion, consult the Proxy Committee or Legal Counsel for a final vote decision.

Resolving Conflicts of Interest

Caywood-Scholl may have conflicts that can affect how it votes its clients’ proxies. For example, Caywood-Scholl may manage a pension plan whose management is sponsoring a proxy proposal. In the example, failure to vote in favor of management may harm our or our affiliate’s relationship with the company. Given the value of the relationship to us or our affiliate a material conflict of interest may exist in this example even in the absence of efforts by management to persuade us how to vote. Caywood-Scholl may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, Caywood-Scholl may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interest of the client affected by the shareholder right. For this reason, Caywood-Scholl shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Proxy Committee shall be responsible for addressing how Caywood-Scholl resolves such material conflicts of interest with its clients.

Cost-benefit Analysis Involving Voting Proxies

Caywood-Scholl shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, Caywood-Scholl may refrain from voting a proxy on behalf of its clients’ accounts. Caywood-Scholl may also refrain from voting a proxy when the economic effect on shareholder’s interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, Caywood-Scholl may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on Caywood-Scholl’s ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

PROXY VOTING GUIDELINES

ORDINARY BUSINESS

Ordinary Business Matters: Case-by-case

Caywood-Scholl votes FOR management proposals covering routine business matters such as changing the name of the company, routine bylaw amendments, and changing the date, time, or location of the annual meeting.

Routine items that are bundled with non-routine items will be evaluated on a case-by-case basis. Proposals that are not clearly defined other than to transact “other business,” will be voted AGAINST, to prevent the passage of significant measures without our express oversight.

AUDITORS

Ratification of Auditors: Case-by-case

Caywood-Scholl generally votes FOR proposals to ratify auditors, unless there is reason to believe that there is a conflict of interest, or if the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Shareholder Proposals Regarding Rotation of Auditors: Generally for

Caywood-Scholl generally will support shareholder proposals asking for audit firm rotation, unless the rotation period is less than five years, which would be unduly burdensome to the company.

Shareholder Proposals Regarding Auditor Independence: Case-by-case

Caywood-Scholl will evaluate on a case-by-case basis, shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services or to cap the level of non-audit services.

BOARD OF DIRECTORS.

Election of Directors: Case-by-case

Votes on director nominees are made on a case-by-case basis. Caywood-Scholl favors boards that consist of a substantial majority of independent directors who demonstrate a commitment to creating shareholder value. Caywood-Scholl also believes that key board committees (audit, compensation, and nominating) should include only independent directors to assure that shareholder interests will be adequately addressed. When available information demonstrates a conflict of interest or a poor performance record for specific candidates, Caywood-Scholl may withhold votes from director nominees.

Classified Boards: Against

Classified (or staggered) boards provide for the directors to be divided into three groups, serving a staggered three-year term. Each year one of the groups of directors is nominated for re-election and serves a three-year term. Caywood-Scholl generally opposes classified board structures, as we prefer annual election of directors to discourage entrenchment. Caywood-Scholl will vote FOR shareholder proposals to de-classify the board of directors.

Changing Size of Board: Case-by-case

Caywood-Scholl votes FOR proposals to change the size of the board of directors, if the proposed number falls between 6 to 15 members. We generally vote AGAINST proposals to increase the number of directors to more than 15, because very large boards may experience difficulty achieving consensus and acting quickly on important items.

Majority of Independent Directors on Board: Case-by-case

Caywood-Scholl considers how board structure impacts the value of the company and evaluates shareholder proposals for a majority of independent directors on a case-by-case basis. Caywood-Scholl generally votes FOR proposals requiring the board to consist of, at least, a substantial (2/3) majority of independent directors. Exceptions are made for companies with a controlling shareholder and for boards with very long term track records of adding shareholder value based on 3, 5 and 10-year stock performance.

Minimum Share Ownership by the Board: Against

Although stockholders may benefit from directors owning stock in a company and having a stake in the profitability and well-being of a company, Caywood-Scholl does not support resolutions that would require directors to make a substantial investment which would effectively exclude them from accepting directorships for purely financial reasons.

Establish Independent Nominating Committee: For

Caywood-Scholl votes FOR proposals to establish entirely independent nominating committees. We believe that having an independent Nominating Committee is one way to assure that shareholder interests will be adequately addressed.

Limit Tenure of Directors: Against

Caywood-Scholl does not support shareholder proposals for term limits, as limiting tenure may force valuable, experienced directors to leave the board solely because of their length of service. We prefer to retain the ability to evaluate director performance, and vote on all director nominees once a year.

Director Indemnification and Liability Protection: Case-by-case

Caywood-Scholl votes AGAINST proposals that would limit or eliminate all liability for monetary damages, for directors and officers who violate the duty of care. Caywood-Scholl will also vote AGAINST proposals that would expand indemnification to cover acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness. If, however, a director was found to have acted in good faith and in a manner that he reasonably believed was in the best interest of the company, and if only the director’s legal expenses would be covered, Caywood-Scholl may vote FOR expanded coverage.

Separate Chairman/Chief Executive Officer: Case-by-case

Caywood-Scholl votes shareholder proposals to separate Chairman and CEO positions on a case-by-case basis, and considers the impact on management credibility and thus the value of the company. Caywood- Scholl generally votes FOR shareholder proposals requiring the position of Chairman to be filled by an independent director, because a combined title can make it difficult for the board to remove a CEO that has under performed, and harder to challenge a CEO’s decisions. We are, however, willing to accept a combined title for companies whose outside directors hold regularly-scheduled non-management meetings with a powerful and independent Lead Director.

Diversity of the Board of Directors: Case-by-case

Caywood-Scholl reviews shareholder proposals that request a company to increase the representation of women and minorities on the board, on a case-by-case basis. Caywood-Scholl generally votes FOR requests for reports on the company’s efforts to diversify the board, unless the board composition is reasonably inclusive of women and minorities in relation to companies of similar size and business, and if the board already reports on its nominating procedures and diversity initiatives.

EXECUTIVE AND DIRECTOR COMPENSATION

Stock Incentive Plans: Case-by-case

Caywood-Scholl reviews stock incentive plan proposals on a case-by-case basis, to determine whether the plan is in the best interest of shareholders. We generally support stock incentive plans that are designed to attract, retain or encourage executives and employees, while aligning their financial interests with those of investors. We also prefer plans that limit the transfer of shareholder wealth to insiders, and favor stock compensation in the form of performance-based restricted stock over fixed price option plans.

Unless there is evidence that a plan would have a positive economic impact on shareholder value, we generally vote against plans that result in excessive dilution, and vote against plans that contain negative provisions, such as repricing or replacing underwater options without shareholder approval.

Shareholder Proposals Regarding Options Expensing: For

Caywood-Scholl generally votes FOR shareholder proposals requesting companies to disclose the cost of stock options as an expense on their income statement, to clarify the company’s earnings and profitability to shareholders.

Eliminate Non-employee Director Retirement Plans: For

Caywood-Scholl generally supports proposals to eliminate retirement benefits for non-employee directors, as such plans can create conflicts of interest by their high value. Additionally, such benefits are often redundant, since many directors receive pension benefits from their primary employer.

Shareholder Proposals Regarding Executive Pay: Case-by-case

Caywood-Scholl generally votes FOR shareholder proposals that request additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

We also vote FOR proposals to require option repricings to be put to a shareholder vote, and FOR proposals to require shareholder votes on compensation plans.

Caywood-Scholl votes AGAINST shareholder proposals that seek to set absolute levels on compensation or otherwise dictate the amount or form of compensation, and AGAINST shareholder proposals requiring director fees to be paid in stock only.

All other shareholder proposals regarding executive and director pay are voted on a case-by-case basis, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

CAPITAL STRUCTURE

Capital Stock Authorizations: Case-by-case

Caywood-Scholl votes proposals for an increase in authorized shares of common or preferred stock on a case-by-case basis, after analyzing the company’s industry and performance in terms of shareholder returns. We generally vote AGAINST stock increases that are greater than 100 percent, unless the company has provided a specific reason for the increase. We will also vote AGAINST proposals for increases in which the stated purpose is to reserve additional shares to implement a poison pill. (Note: see page 10, for more on preferred stock).

Stock Splits And Dividends: Case-by-case

Caywood-Scholl generally votes FOR management proposals to increase common share authorization for a stock split or share dividend, provided that the increase in shares is not excessive. We also generally vote in favor shareholder proposals to initiate a dividend, particularly in the case of poor performing large cap companies with stock option plans result in excessive dilution.

MERGERS AND CORPORATE RESTRUCTURING

Mergers And Restructurings: Case-by-case

A merger, restructuring, or spin-off in some way affects a change in control of the company’s assets. In evaluating the merit such transactions, Caywood-Scholl will consider the terms of each proposal and will analyze the potential long-term value of the investment. Caywood-Scholl will support management proposals for a merger or restructuring if the transaction appears to offer fair value, but may oppose them if they include significant changes to corporate governance and takeover defenses that are not in the best interest of shareholders.

Prevent A Company from Paying Greenmail: For

Greenmail is the payment a corporate raider receives for his/her shares. This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders. Caywood-Scholl will generally vote FOR anti-greenmail provisions.

Golden Parachutes: Case-by-case

Caywood-Scholl votes FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Proposals to ratify or cancel golden or tin parachutes are evaluated on a case-by-case basis. Caywood-Scholl will vote AGAINST parachute proposals, when the amount exceeds three times base salary plus guaranteed benefits.

Fair Price Provision: Against

Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares as was paid to buy the control shares (usually between five and twenty percent of the outstanding shares) that triggered the provision. An acquirer may avoid such a pricing requirement by obtaining the support of holders of at least a majority of disinterested shares. Such provisions may be viewed as marginally favorable to the remaining disinterested shareholders, since achieving a simple majority vote in favor of an attractive offer may not be difficult.

Caywood-Scholl will vote AGAINST fair price provisions, if the shareholder vote requirement, imbedded in the provision, is greater than a majority of disinterested shares.

Caywood-Scholl will vote FOR shareholder proposals to lower the shareholder vote requirements imbedded in existing fair price provisions.

State Antitakeover Statutes: Case-by-case

Caywood-Scholl evaluates the specific statutes at issue, including their effect on shareholder rights and votes proposals to opt out-of-state takeover statutes on a case-by-case basis.

Corporate Restructurings: Case-by-case

Caywood-Scholl evaluates corporate restructuring management proposals on a case-by-case basis. With respect to a proxy proposal that includes a spin-off, Caywood-Scholl may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, Caywood-Scholl may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, Caywood-Scholl may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

ANTI-TAKEOVER DEFENSES AND VOTING RELATED ISSUES

Poison Pills: Case-by-case

Caywood-Scholl votes AGAINST poison pills or (or shareholder rights plans) proposed by a company’s management. Poison pills are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor. Typically, directors have enacted these plans without shareholder approval.

Caywood-Scholl will always vote FOR shareholder proposals requesting boards to submit their pills to a shareholder vote or redeem them, as poison pills may lead to management entrenchment and can discourage legitimate tender offers.

Dual Class Capitalization with Unequal Voting Rights: Case-by-case

Caywood-Scholl will vote AGAINST dual class exchange offers and dual class capitalizations with unequal voting rights as they can contribute to the entrenchment of management and allow for voting power to be concentrated in the hands of management and other insiders. Caywood-Scholl will vote FOR proposals to create a new class of nonvoting or subvoting common stock if intended for purposes with minimal or no dilution to current shareholders or not designed to preserve voting power of insiders or significant shareholders.

Blank Check Preferred Stock: Case-by-case

Blank check proposals authorize a class of preferred stock for which voting rights are not established in advance, but are left to the discretion of the Board of Directors when issued. Such proposals may give management needed flexibility to accomplish acquisitions, mergers or financings. On the other hand, such proposals also give the board the ability to place a block of stock with a shareholder sympathetic to management, thereby entrenching management or making takeovers more difficult.

Caywood-Scholl generally votes AGAINST proposals authorizing the creation of new classes of preferred stock, unless the company expressly states that the stock that will not be used as a takeover defense. We also vote AGAINST proposals to increase the number of authorized preferred stock shares, when no shares have been issued or reserved for a specific purpose.

Caywood-Scholl will vote FOR proposals to authorize preferred stock, in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Supermajority Voting Provisions: Against

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority. Generally supermajority provisions require at least 2/3 affirmative vote for passage of issues.

Caywood-Scholl votes AGAINST supermajority voting provisions, as this requirement can make it difficult for shareholders to effect a change regarding a company and its corporate governance provisions. Requiring more than a simple majority voting shares, for mergers or changes to the charter or bylaws, may permit managements to entrench themselves by blocking amendments that are in the best interests of shareholders.

Cumulative Voting: Case-by-case

Cumulative voting allows shareholders to “stack” their votes behind one or a few directors running for the board, thereby enabling minority shareholders to secure board representation. Caywood-Scholl evaluates proposals to restore or provide for cumulative voting on a case-by-case. We will generally vote FOR shareholder proposals to restore or provide for cumulative voting, in the absence of good corporate governance provisions such as an annually elected board, confidential voting and so forth.

Shareholder Action by Written Consent: Case-by-case

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting. It permits action to be taken by the written consent of the same percentage of outstanding shares that would be required to effect the proposed action at a shareholder meeting.

Caywood-Scholl will vote FOR shareholder proposals to allow shareholder action by written consent, and we will oppose management proposals that restrict or prohibit shareholder ability to take action by written consent.

Shareholder’s Right to Call Special Meeting: For

Caywood-Scholl votes FOR proposals to restore or expand shareholder rights to call special meetings. We vote AGAINST management proposals requiring higher vote requirements in order to call special meetings, and AGAINST proposals that prohibit the right to call meetings.

Confidential Voting: For

Caywood-Scholl votes for shareholder proposals requesting companies to adopt confidential voting because confidential voting may eliminate undue pressure from company management. Furthermore, Caywood-Scholl maintains records which allow our clients to have access to our voting decisions.

SOCIAL AND ENVIRONMENTAL ISSUES

Shareholder Proposals Regarding Social and Environmental Issues: Case-by-case

In evaluating social and environmental proposals, Caywood-Scholl first determines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, Caywood-Scholl recommends voting against the proposal. Most proposals raising issues of public concern require shareholders to apply subjective criteria in determining their voting decisions. While broad social and environmental issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries must consider only the economic impact of the proposal on the target company, which in many cases cannot be clearly demonstrated.

Caywood-Scholl generally supports proposals that encourage corporate social responsibility. However, Caywood-Scholl does not support proposals that require a company to cease particular operations, monitor the affairs of other companies with whom it does business, impose quotas, or otherwise interfere with the day-to-day management of a company. In the absence of compelling evidence that a proposal will have a positive economic impact, Caywood-Scholl believes that these matters are best left to the judgment of management.

Environmental Reporting: For

Caywood-Scholl generally supports shareholder requests for reports seeking additional information on activities regarding environmental programs, particularly when it appears that companies have not adequately addressed shareholder’s environmental concerns.

GAMCO INVESTORS, INC. AND AFFILIATES

THE VOTING OF PROXIES ON BEHALF OF CLIENTS

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds LLC, Gabelli Securities, Inc., and Gabelli Advisers, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.    Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published by GAMCO Investors, Inc. in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Legal Department believes that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.    Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.    Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

•	Operations

•	Legal Department

•	Proxy Department

•	Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.    Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers’ staff may request proxy-voting records for use in presentations to current or prospective clients. Requests for proxy voting records should be made at least ten days prior to client meetings.

If a client wishes to receive a proxy voting record on a quarterly, semi-annual or annual basis, please notify the Proxy Voting Department. The reports will be available for mailing approximately ten days after the quarter end of the period. First quarter reports may be delayed since the end of the quarter falls during the height of the proxy season.

A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:

[Adviser name]

Attn: Proxy Voting Department

One Corporate Center

Rye, New York 10580-1433

The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

V.    Voting Procedures

1.	Custodian banks, outside brokerage firms and Gabelli & Companies clearing firms are responsible for forwarding proxies directly to GAMCO.

Proxies are received in one of two forms:

•	Shareholder Vote Authorization Forms (VAFs) — Issued by ADP. VAFs must be voted through the issuing institution causing a time lag. ADP is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2.	Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.

3.	In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.

4.	Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.

Since January 1, 1992, records have been maintained on the Proxy Edge system. The system is backed up regularly. From 1990 through 1991, records were maintained on the PROXY VOTER system and in hardcopy format. Prior to 1990, records were maintained on diskette and in hardcopy format.

PROXY EDGE records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How GAMCO voted for the client on each issue

The rationale for the vote when it appropriate

Records prior to the institution of the PROXY EDGE system include:

Security name

Type of Meeting (Annual, Special, Contest)

Date of Meeting

Name of Custodian

Name of Client

Custodian Account Number

Adviser or Fund Account Number

Directors’ recommendation

How the Adviser voted for the client on each issue

Date the proxy statement was received and by whom

Name of person posting the vote

Date and method by which the vote was cast

•	From these records individual client proxy voting records are compiled. It is our policy to provide institutional clients with a proxy voting record during client reviews. In addition, we will supply a proxy voting record at the request of the client on a quarterly, semi-annual or annual basis.

5.	VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

6.	Shareholder Vote Authorization Forms issued by ADP are always sent directly to a specific individual at ADP.

7.	If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:

•	VAFs can be faxed to ADP up until the time of the meeting. This is followed up by mailing the original form.

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.

8.	In the case of a proxy contest, records are maintained for each opposing entity.

9.	Voting in Person

a)	At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at ADP:

The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to ADP. ADP issues individual legal proxies and sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using ADP may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b)	The legal proxies are given to the person attending the meeting along with the following supplemental material:

•	A limited Power of Attorney appointing the attendee an Adviser representative.

•	A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).

•	A sample ERISA and Individual contract.

•	A sample of the annual authorization to vote proxies form.

•	A copy of our most recent Schedule 13D filing (if applicable).

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

•	Paying greenmail

•	Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

•	Stock split

•	Stock option or other executive compensation plan

•	Finance growth of company/strengthen balance sheet

•	Aid in restructuring

•	Improve credit rating

•	Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability And Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access To The Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.

Anti-greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Consideration Of Nonfinancial Effects Of A Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Option Plans

Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%

•	Kind of stock to be awarded, to whom, when and how much

•	Method of payment

•	Amount of stock already authorized but not yet issued under existing stock option plans

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Limit Shareholders Right to Act By Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

UBS GLOBAL ASSET MANAGEMENT

GLOBAL CORPORATE GOVERNANCE PHILOSOPHY

AND PROXY VOTING GUIDELINES AND POLICY

Policy Summary

Underlying our voting and corporate governance policies we have three fundamental objectives:

1. We seek to act in the best financial interests of our clients to protect and enhance the long-term value of their investments.

2. In order to do this effectively, we aim to utilize the full weight of our clients’ shareholdings in making our views felt.

3. As investors, we have a strong commercial interest in ensuring that the companies in which we invest are successful. We actively pursue this interest by promoting best practice in the boardroom.

To achieve these objectives, we have implemented this Policy, which we believe is reasonably designed to guide our exercise of voting rights and the taking of other appropriate actions, within our ability, and to support and encourage sound corporate governance practice. This Policy is being implemented globally to harmonize our philosophies across UBS Global Asset Management offices worldwide and thereby maximize our ability to influence the companies we invest in. However, this Policy is also supplemented by the UBS Global Asset Management Local Proxy and Corporate Governance Guidelines to permit individual regions or countries within UBS Global Asset Management the flexibility to vote or take other actions consistent with their local laws or standards where necessary.

This policy helps to maximize the economic value of our clients’ investments by establishing proxy voting standards that conform with UBS Global Asset Management’s philosophy of good corporate governance.

Risks Addressed by this Policy

The policy is designed to address the following risks:

•	Failure to provided required disclosures for investment advisers and registered investment companies

•	Failure to vote proxies in best interest of clients and funds

•	Failure to identify and address conflicts of interest

•	Failure to provide adequate oversight of third party service providers

TABLE OF CONTENTS

Global Voting and Corporate Governance Policy

GLOBAL PROXY VOTING AND CORPORATE GOVERNANCE POLICY

Philosophy

Our philosophy, guidelines and policy are based on our active investment style and structure whereby we have detailed knowledge of the investments we make on behalf of our clients and therefore are in a position to judge what is in the best interests of our clients as shareholders. We believe voting rights have economic value and must be treated accordingly. Proxy votes that impact the economic value of client investments involve the exercise of fiduciary responsibility. Good corporate governance should, in the long term, lead toward both better corporate performance and improved shareholder value. Thus, we expect board members of companies we have invested in (the “company” or “companies”) to act in the service of the shareholders, view themselves as stewards of the financial assets of the company, exercise good judgment and practice diligent oversight with the management of the company.

A.	General Corporate Governance Benchmarks UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, “UBS Global AM”) will evaluate issues that may have an impact on the economic value of client investments during the time period it expects to hold the investment. While there is no absolute set of rules that determine appropriate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. Therefore, we will generally exercise voting rights on behalf of clients in accordance with this policy.

Principle 1: Independence of Board from Company Management

Guidelines:

•	Board exercises judgment independently of management.

•	Separate Chairman and Chief Executive.

•	Board has access to senior management members.

•	Board is comprised of a significant number of independent outsiders.

•	Outside directors meet independently.

•	CEO performance standards are in place.

•	CEO performance is reviewed annually by the full board.

•	CEO succession plan is in place.

•	Board involvement in ratifying major strategic initiatives.

•	Compensation, audit and nominating committees are led by a majority of outside directors.

Principle 2: Quality of Board Membership

Guidelines:

•	Board determines necessary board member skills, knowledge and experience.

•	Board conducts the screening and selection process for new directors.

•	Shareholders should have the ability to nominate directors.

•	Directors whose present job responsibilities change are reviewed as to the appropriateness of continued directorship.

•	Directors are reviewed every 3-5 years to determine appropriateness of continued directorship.

•	Board meets regularly (at least four times annually).

Principle 3: Appropriate Management of Change in Control

Guidelines:

•	Protocols should ensure that all bid approaches and material proposals by management are brought forward for board consideration.

•	Any contracts or structures, which impose financial constraints on changes in control, should require prior shareholder approval.

•	Employment contracts should not entrench management.

•	Management should not receive substantial rewards when employment contracts are terminated for performance reasons.

Principle 4: Remuneration Policies are Aligned with Shareholder Interests

Guidelines:

•	Executive remuneration should be commensurate with responsibilities and performance.

•	Incentive schemes should align management with shareholder objectives.

•	Employment policies should encourage significant shareholding by management and board members.

•	Incentive rewards should be proportionate to the successful achievement of pre-determined financial targets.

•	Long-term incentives should be linked to transparent long-term performance criteria.

•	Dilution of shareholders’ interests by share issuance arising from egregious employee share schemes and management incentives should be limited by shareholder resolution.

Principle 5: Auditors are Independent

Guidelines:

•	Auditors are approved by shareholders at the annual meeting.

•	Audit, consulting and other fees to the auditor are explicitly disclosed.

•	The Audit Committee should affirm the integrity of the audit has not been compromised by other services provided by the auditor firm.

•	Periodic (every 5 years) tender of the audit firm or audit partner.

B.	Proxy Voting Guidelines – Macro Rationales Macro Rationales are used to explain why we vote on each proxy issue. The Macro Rationales reflect our guidelines enabling voting consistency between offices yet allowing for flexibility so the local office can reflect specific knowledge of the company as it relates to a proposal.

1.	General Guidelines

a.	When our view of the issuer’s management is favorable, we generally support current management initiatives. When our view is that changes to the management structure would probably increase shareholder value, we may not support existing management proposals.

b.	If management’s performance has been questionable we may abstain or vote against specific proxy proposals.

c.	Where there is a clear conflict between management and shareholder interests, even in those cases where management has been doing a good job, we may elect to vote against management.

d.	In general, we oppose proposals, which in our view, act to entrench management.

e.	In some instances, even though we strongly support management, there are some corporate governance issues that, in spite of management objections, we believe should be subject to shareholder approval.

f.	We will vote in favor of shareholder resolutions for confidential voting.

2.	Board of Directors and Auditors

a.	Unless our objection to management’s recommendation is strenuous, if we believe auditors to be competent and professional, we support continuity in the appointed auditing firm subject to regular review.

b.	We generally vote for proposals that seek to fix the size of the board and/or require shareholder approval to alter the size of the board and that allow shareholders to remove directors with or without cause.

c.	We generally vote for proposals that permit shareholders to act by written consent and/or give the right to shareholders to call a special meeting.

d.	We generally oppose proposals to limit or restrict shareholder ability to call special meetings.

e.	We will vote for separation of Chairman and CEO if we believe it will lead to better company management, otherwise, we will support an outside lead director board structure.

3.	Compensation

a.	We will not try to micro-manage compensation schemes, however, we believe remuneration should not be excessive, and we will not support compensation plans that are poorly structured or otherwise egregious.

b.	Senior management compensation should be set by independent directors according to industry standards, taking advice from benefits consultants where appropriate.

c.	All senior management and board compensation should be disclosed within annual financial statements, including the value of fringe benefits, company pension contributions, deferred compensation and any company loans.

d.	We may vote against a compensation or incentive program if it is not adequately tied to a company’s fundamental financial performance;, is vague;, is not in line with market practices;, allows for option re-pricing;, does not have adequate performance hurdles; or is highly dilutive.

e.	Where company and management’s performance has been poor, we may object to the issuance of additional shares for option purposes such that management is rewarded for poor performance or further entrenches its position.

f.	Given the increased level of responsibility and oversight required of directors, it is reasonable to expect that compensation should increase commensurably. We consider that there should be an appropriate balance between fixed and variable elements of compensation and between short and long term incentives.

4.	Governance Provisions

a.	We believe that votes at company meetings should be determined on the basis of one share one vote. We will vote against cumulative voting proposals.

b.	We believe that “poison pill” proposals, which dilute an issuer’s stock when triggered by particular events, such as take over bids or buy-outs, should be voted on by the shareholders and will support attempts to bring them before the shareholders.

c.	Any substantial new share issuance should require prior shareholder approval.

d.	We believe proposals that authorize the issuance of new stock without defined terms or conditions and are intended to thwart a take-over or restrict effective control by shareholders should be discouraged.

e.	We will support directives to increase the independence of the board of directors when we believe that the measures will improve shareholder value.

f.	We generally do not oppose management’s recommendation to implement a staggered board and generally support the regular re-election of directors on a rotational basis as it may provide some continuity of oversight.

g.	We will support proposals that enable shareholders to directly nominate directors.

5.	Capital Structure and Corporate Restructuring

a.	It is difficult to direct where a company should incorporate, however, in instances where a move is motivated solely to entrench management or restrict effective corporate governance, we will vote accordingly.

b.	In general we will oppose management initiatives to create dual classes of stock, which serves to insulate company management from shareholder opinion and action. We support shareholder proposals to eliminate dual class schemes.

6.	Mergers, Tender Offers and Proxy Contests

a.	Based on our analysis and research we will support proposals that increase shareholder value and vote against proposals that do not.

7.	Social, Environmental, Political and Cultural

a.	Depending on the situation, we do not typically vote to prohibit a company from doing business anywhere in the world.

b.	There are occasional issues, we support, that encourage management to make changes or adopt more constructive policies with respect to social, environmental, political and other special interest issues, but in many cases we believe that the shareholder proposal may be too binding or restrict management’s ability to find an optimal solution. While we wish to remain sensitive to these issues, we believe there are better ways to resolve them than through a proxy proposal. We prefer to address these issues through engagement.

c.	Unless directed by clients to vote in favor of social, environmental, political and other special interest proposals, we are generally opposed to special interest proposals that involve an economic cost to the company or that restrict the freedom of management to operate in the best interest of the company and its shareholders.

8.	Administrative and Operations

a.	Occasionally, stockholder proposals, such as asking for reports and donations to the poor, are presented in a way that appear to be honest attempts at bringing up a worthwhile issue. Nevertheless, judgment must be exercised with care, as we do not expect our shareholder companies to be charitable institutions.

b.	We are sympathetic to shareholders who are long-term holders of a company’s stock, who desire to make concise statements about the long-term operations of the company in the proxy statement. However, because regulatory agencies do not require such actions, we may abstain unless we believe there are compelling reasons to vote for or against.

9.	Miscellaneous

a.	Where a client has given specific direction as to how to exercise voting rights on its behalf, we will vote in accordance with a client’s direction.

b.	Where we have determined that the voting of a particular proxy is of limited benefit to clients or where the costs of voting a proxy outweigh the benefit to clients, we may abstain or choose not to vote. Among others, such costs may include the cost of translating a proxy, a requirement to vote in person at a shareholders meeting or if the process of voting restricts our ability to sell for a period of time (an opportunity cost).

c.	For holdings managed pursuant to quantitative, index or index-like strategies, we may delegate the authority to exercise voting rights for such strategies to an independent proxy voting and research service with the direction that the votes be exercised in accordance with this Policy. If such holdings are also held in an actively managed strategy, we will exercise the voting rights for the passive holdings according to the active strategy.

d.	In certain instances when we do not have enough information we may choose to abstain or vote against a particular Proposal.

C.	Proxy Voting Disclosure Guidelines

•	UBS Global AM will disclose to clients, as required by the Investment Advisers Act of 1940, how they may obtain information about how we voted with respect to their securities. This disclosure may be made on Form ADV.

•	UBS Global AM will disclose to clients, as required by the Investment Advisers Act of 1940, these procedures and will furnish a copy of these procedures to any client upon request. This disclosure may be made on Form ADV.

•	Upon request or as required by law or regulation, UBS Global AM will disclose to a client or a client’s fiduciaries, the manner in which we exercised voting rights on behalf of the client.

•

Upon request, we will inform a client of our intended vote. Note, however, in some cases, because of the controversial nature of a particular proxy, our intended vote may not be available until just prior to the deadline. If the request involves a conflict due to the client’s relationship with the company that has issued the proxy, the Legal and Compliance Department should be contacted immediately to ensure adherence to UBS Global AM Corporate Governance Principles. (See Proxy Voting Conflict Guidelines below.)

•	Other than as described herein, we will not disclose our voting intentions or make public statements to any third party (except electronically to our proxy vote processor or regulatory agencies) including but not limited to proxy solicitors, non-clients, the media, or other UBS divisions, but we may inform such parties of the provisions of our Policy. We may communicate with other shareholders regarding a specific proposal but will not disclose our voting intentions or agree to vote in concert with another shareholder without approval from the Chairman of the Global Corporate Governance Committee and regional Legal and Compliance representative.

•	Any employee, officer or director of UBS Global AM receiving an inquiry directly from a company will notify the appropriate industry analyst and persons responsible for voting the company’s proxies.

•	Proxy solicitors and company agents will not be provided with either our votes or the number of shares we own in a particular company.

•	In response to a proxy solicitor or company agent, we will acknowledge receipt of the proxy materials, inform them of our intent to vote or that we have voted, but not the result of the vote itself.

•	We may inform the company (not their agent) where we have decided to vote against any material resolution at their company.

•	The Chairman of the Global Corporate Governance Committee and the applicable Chair of the Local Corporate Governance Committee must approve exceptions to this disclosure policy.

Nothing in this policy should be interpreted as to prevent dialogue with the company and its advisers by the industry analyst, proxy voting delegate or other appropriate senior investment personnel when a company approaches us to discuss governance issues or resolutions they wish to include in their proxy statement.

D.	Proxy Voting Conflict Guidelines In addition to the Proxy Voting Disclosure Guidelines above, UBS Global AM has implemented the following guidelines to address conflicts of interests that arise in connection with our exercise of voting rights on behalf of clients:

•	Under no circumstances will general business, sales or marketing issues influence our proxy votes.

•	UBS Global AM and its affiliates engaged in banking, broker-dealer and investment banking activities (“Affiliates”) have policies in place prohibiting the sharing of certain sensitive information. These policies prohibit our personnel from disclosing information regarding our voting intentions to any Affiliate. Any of our personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which we intend to vote on a specific issue, must terminate the contact and notify the Legal and Compliance Department immediately. [Note: Legal and Compliance personnel may have contact with their counterparts working for an Affiliate on matters involving information barriers.] In the event of any issue arising in relation to Affiliates, the Chair of the Global Corporate Governance Committee must be advised, who will in turn advise the Chief Risk Officer.

E.	Special Disclosure Guidelines for Registered Investment Company Clients

1.	Registration Statement (Open-End and Closed-End Funds) Management is responsible for ensuring the following:

•	That these procedures, which are the procedures used by the investment adviser on the Funds’ behalf, are described in the Statement of Additional Information (SAI). The procedures may be described in the SAI or attached as an exhibit to the registration statement.

•	That the SAI disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand; and those of the Funds investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.

•	That the SAI disclosure states that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund’s website, or both; and (ii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.

2.	Shareholder Annual and Semi-Annual Report (Open-End and Closed-End Funds) Management is responsible for ensuring the following:

•	That each Fund’s shareholder report contain a statement that a description of these procedures is available (i) without charge, upon request, by calling a toll-free or collect telephone number; (ii) on the Fund’s website, if applicable; and (iii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail.

•	That the report contain a statement that information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Fund’s website, or both; and (ii) on the Commission’s website. If a request for the proxy voting record is received, the Fund must comply within three business days by first class mail. If website disclosure is elected, Form N-PX must be posted as soon as reasonably practicable after filing the report with the Commission, and must remain available on the website as long as the Fund discloses that it its available on the website.

3.	Form N-CSR (Closed-End Fund Annual Reports Only) Management is responsible for ensuring the following:

•	That these procedures are described in Form N-CSR. In lieu of describing the procedures, a copy of these procedures may simply be included with the filing. However, the SEC’s preference is that the procedures be included directly in Form N-CSR and not attached as an exhibit to the N-CSR filing.

•	That the N-CSR disclosure includes the procedures that are used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, principal underwriter or any affiliated person of the Fund, its investment adviser or principal underwriter, on the other.

4.	Form N-PX (Open-End and Closed-End Funds) Management is responsible for ensuring the following:

•	That each Fund files its complete proxy voting record on Form N-PX for the 12 month period ended June 30 by no later than August 31 of each year.

•	Fund management is responsible for reporting to the Funds’ Chief Compliance Officer any material issues that arise in connection with the voting of Fund proxies or the preparation, review and filing of the Funds’ Form N-PX.

5.	Oversight of Disclosure The Funds’ Chief Compliance Officer shall be responsible for ensuring that the required disclosures listed in these procedures are implemented and complied with. The Funds’ Chief Compliance Officer shall recommend to each Fund’s Board any changes to these policies and procedures that he or she deems necessary or appropriate to ensure the Funds’ compliance with relevant federal securities laws.

Responsible Parties

The following parties will be responsible for implementing and enforcing this policy: The Chief Compliance Officer and his/her designees

Documentation

Monitoring and testing of this policy will be documented in the following ways:

•	Annual review by the Funds’ and UBS Global AM’s Chief Compliance Officer of the effectiveness of these procedures

•	Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures

•	Periodic review of any proxy service vendor by the Chief Compliance Officer

•	Periodic review of proxy votes by the Proxy Voting Committee

Compliance Dates

The following compliance dates should be added to the Compliance Calendar:

•	File Form N-PX by August 31 for each registered investment company client

•	Annual review by the Funds’ and UBS Global AM’s Chief Compliance Officer of the effectiveness of these procedures

•	Annual Report of Funds’ Chief Compliance Officer regarding the effectiveness of these procedures

•	Form N-CSR, Shareholder Annual and Semi-Annual Reports, and annual updates to Fund registration statements as applicable

•	Periodic review of any proxy service vendor by the Chief Compliance Officer

•	Periodic review of proxy votes by the Proxy Voting Committee

Other Policies

Other policies that this policy may affect include:

•	Recordkeeping Policy

•	Affiliated Transactions Policy

•	Code of Ethics

•	Supervision of Service Providers Policy

Other policies that may affect this policy include:

•	Recordkeeping Policy

•	Affiliated Transactions Policy

•	Code of Ethics

•	Supervision of Service Providers Policy

Disclosures

The following disclosures are aligned with this policy:

•	Form ADV

•	Form N-PX

•	Form N-1A

•	Form N-2

•	Investment Company Shareholder Reports

•	Form N-CSR

•	Request for Proposals (RFPs)

PROXY VOTING POLICY

FOR

MBIA CAPITAL MANAGEMENT CORP.

AND ITS AFFILIATED REGISTERED INVESTMENT ADVISERS

Introduction

This Proxy Voting Policy (“Policy”) for MBIA Capital Management Corp. and its affiliated registered investment advisers (“MBIA-CMC”) reflects our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. In addition, the Department of Labor views the fiduciary act of managing ERISA plan assets to include the voting of proxies. Proxy voting decisions must be made solely in the best interests of the pension plan’s participants and beneficiaries. The Department of Labor has interpreted this requirement as prohibiting a fiduciary from subordinating the retirement income interests of participants and beneficiaries to unrelated objectives. The guidelines in this Policy have been formulated to ensure decision-making consistent with these fiduciary responsibilities.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supercede the specific guidelines in this Policy. MBIA-CMC will disclose to our advisory clients information about this Policy as well as disclose to our clients how they may obtain information on how we voted their proxies. Additionally, MBIA will maintain proxy voting records for our advisory clients consistent with the Advisers Act. For those of our clients that are registered investment companies, MBIA-CMC will disclose this Policy to the shareholders of such funds and make filings with the Securities and Exchange Commission and make available to fund shareholders the specific proxy votes that we cast in shareholder meetings of issuers of portfolio securities in accordance with the rules and regulations under the Investment Company Act of 1940.

Registered investment companies that are advised by MBIA-CMC as well as certain of our advisory clients may participate in securities lending programs, which may reduce or eliminate the amount of shares eligible for voting by MBIA-CMC in accordance with this Policy if such shares are out on loan and cannot be recalled in time for the vote.

Implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation will be reviewed carefully and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its shareholders. Notwithstanding this favorable predisposition, management will be assessed on an ongoing basis both in terms of its business capability and its dedication to the shareholders to ensure that our continued confidence remains warranted. If it is determined that management is acting on its own behalf instead of for the well being of the corporation, we will vote to support shareholder proposals, unless other mitigating circumstances are present.

Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, we may manage assets of a pension plan of a company whose management is soliciting proxies, or a MBIA-CMC employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. In all cases, the manner in which we vote proxies must be based on our clients’ best interests and not the product of the conflict.

This Policy and its attendant recommendations attempt to generalize a complex subject. It should be clearly understood that specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts will be considered, and if a vote contrary to these guidelines is indicated it will be cast and the reasons therefore recorded in writing.

Section I of the Policy describes proxy proposals that may be characterized as routine and lists examples of the types of proposals we would typically support. Section II of the Policy describes various types of non-routine proposals and provides general voting guidelines. These non-routine proposals are categorized as those involving:

A.    Social Issues,

B.    Financial/Corporate Issues, and

C.    Shareholder Rights.

Finally, Section III of the Policy describes the procedures to be followed casting a vote pursuant to these guidelines.

SECTION I

Routine Matters

Routine proxy proposals, amendments, or resolutions are typically proposed by management and meet the following criteria:

1.	They do not measurably change the structure, management control, or operation of the corporation.

2.	They are consistent with industry standards as well as the corporate laws of the state of incorporation.

Voting Recommendation

MBIA-CMC will normally support the following routine proposals:

1.	To increase authorized common shares.

2.	To increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

3.	To elect or re-elect directors.

4.	To appoint or elect auditors.

5.	To approve indemnification of directors and limitation of directors’ liability.

6.	To establish compensation levels.

7.	To establish employee stock purchase or ownership plans.

8.	To set time and location of annual meeting.

SECTION II

Non-Routine Proposals

A.    Social Issues

Proposals in this category involve issues of social conscience. They are typically proposed by shareholders who believe that the corporation’s internally adopted policies are ill advised or misguided.

Voting Recommendation

If we have determined that management is generally socially responsible, we will generally vote against the following shareholder proposals:

1.	To enforce restrictive energy policies.

2.	To place arbitrary restrictions on military contracting.

3.	To bar or place arbitrary restrictions on trade with other countries.

4.	To restrict the marketing of controversial products.

5.	To limit corporate political activities.

6.	To bar or restrict charitable contributions.

7.	To enforce a general policy regarding human rights based on arbitrary parameters.

8.	To enforce a general policy regarding employment practices based on arbitrary parameters.

9.	To enforce a general policy regarding animal rights based on arbitrary parameters.

10.	To place arbitrary restrictions on environmental practices.

B.    Financial/Corporate Issues

Proposals in this category are usually offered by management and seek to change a corporation’s legal, business or financial structure.

Voting Recommendation

We will generally vote in favor of the following management proposals provided the position of current shareholders is preserved or enhanced:

1.	To change the state of incorporation.

2.	To approve mergers, acquisitions or dissolution.

3.	To institute indenture changes.

4.	To change capitalization.

C.    Shareholder Rights

Proposals in this category are made regularly both by management and shareholders. They can be generalized as involving issues that transfer or realign board or shareholder voting power.

We typically would oppose any proposal aimed solely at thwarting potential takeover offers by requiring, for example, super-majority approval. At the same time, we believe stability and continuity promote profitability. The guidelines in this area seek to find a middle road, and they are no more than guidelines. Individual proposals may have to be carefully assessed in the context of their particular circumstances.

Voting Recommendation

We will generally vote for the following management proposals:

1.	To require majority approval of shareholders in acquisitions of a controlling share in the corporation.

2.	To institute staggered board of directors.

3.	To require shareholder approval of not more than 66 2/3% for a proposed amendment to the corporation’s by-laws.

4.	To eliminate cumulative voting.

5.	To adopt anti-greenmail charter or by-law amendments or to otherwise restrict a company’s ability to make greenmail payments.

6.	To create a dividend reinvestment program.

7.	To eliminate preemptive rights.

8.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).

We will generally vote against the following management proposals:

1.	To require greater than 66 2/3% shareholder approval for a proposed amendment to the corporation’s by-laws (“super-majority provisions”).

2.	To require that an arbitrary fair price be offered to all shareholders that is derived from a fixedformula (“fair price amendments”).

3.	To authorize a new class of common stock or preferred stock which may have more votes per share than the existing common stock.

4.	To prohibit replacement of existing members of the board of directors.

5.	To eliminate shareholder action by written consent without a shareholder meeting.

6.	To allow only the board of directors to call a shareholder meeting or to propose amendments to the articles of incorporation.

7.	To implement any other action or procedure designed primarily to discourage a takeover or other similar action (commonly known as a “poison pill”).

8.	To limit the ability of shareholders to nominate directors.

We will generally vote for the following shareholder proposals:

1.	To rescind share purchases rights or require that they be submitted for shareholder approval, but only if the vote required for approval is not more than 66 2/3%.

2.	To opt out of state anti-takeover laws deemed to be detrimental to the shareholder.

3.	To change the state of incorporation for companies operating under the umbrella of anti-shareholder state corporation laws if another state is chosen with favorable laws in this and other areas.

4.	To eliminate any other plan or procedure designed primarily to discourage a takeover or other similar action.

5.	To permit shareholders to participate in formulating management’s proxy and the opportunity to discuss and evaluate management’s director nominees, and/or to nominate shareholder nominees to the board.

6.	To require that the board’s audit, compensation, and/or nominating committees be comprised exclusively of independent directors.

7.	To adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

8.	To create a dividend reinvestment program.

9.	To recommend that votes to “abstain” not be considered votes “cast” at an annual meeting or special meeting, unless required by state law.

10.	To require that “golden parachutes” be submitted for shareholder ratification.

We will generally vote against the following shareholder proposals:

1.	To restore preemptive rights.

2.	To restore cumulative voting.

3.	To require annual election of directors or to specify tenure.

4.	To eliminate a staggered board of directors.

5.	To require confidential voting.

6.	To require directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

7.	To dock director pay for failing to attend board meetings.

SECTION III

Voting Process

MBIA-CMC has engaged Institutional Shareholder Services (“ISS”) to assist us in the voting of proxies. These guidelines have been provided to ISS, who then analyzes all proxy solicitations we receive for our clients and advises us how, based upon our guidelines, the relevant votes should be cast. The ISS recommendations are set out in a report that is provided to the relevant Portfolio Management Group team, who must approve the proxy vote in writing and return such written approval to the Operations Group. If any authorized member of a Portfolio Manager Group team desires to vote in a manner that differs than what these general guidelines would recommend (an “Override Vote”), the reason for such Override Vote shall be noted in the written approval form. A copy of the written approval form is attached as an exhibit. The head of each relevant Portfolio Management Group team is responsible for making sure that proxies are voted in a timely manner. The Brokerage Allocation Committee shall receive regular reports of all proxy votes cast to review how proxies have been voted, including reviewing Override Votes and votes that may have involved a potential conflict of interest. The Committee shall also review these guidelines from time to time to determine their continued appropriateness and whether any changes to the guidelines or the proxy voting process should be made.

If there is any possibility that the vote may involve a potential conflict of interest because, for example, the issuer soliciting the vote is a MBIA-CMC client or the matter being voted on involves MBIA-CMC or any of its affiliates (including an employee or representative), prior to approving such vote, the brokerage allocation committee must be consulted and the matter discussed. The Committee, in consultation with the Legal and Compliance Department, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances, the importance of the proxy issue, whether the Portfolio Management Group team is proposing an Override Vote with respect to the issue and the nature of the conflict, so as to ensure that the voting of the proxy is not affected by the potential conflict. If the conflict is determined not to be material, the relevant Portfolio Management Group team shall vote the proxy in accordance with this Policy. Determinations of the Committee with respect to votes involving material conflicts of interest shall be documented in writing and maintained for a period of at least six years.

With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, MBIA-CMC will take no action on all proposals to be voted on in such meeting.

With respect to voting proxies of non-U.S. companies, a number of logistical problems may arise that may have a detrimental effect on MBIA-CMC’s ability to vote such proxies in the best interests of our clients. These problems include, but are not limited to, proxy statements and ballots being written in a language other than English, (ii) untimely and/or inadequate notice of shareholder meetings, (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes, (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Accordingly, MBIA-CMC may conduct a cost-benefit analysis in determining whether to attempt to vote its clients’ shares at a non-U.S. company’s meeting, whereby if it is determined that the cost or other restrictions associated with the attempt to exercise its vote outweighs the benefit MBIA-CMC believes its clients will derive by voting on the company’s proposal, MBIA-CMC may decide not to attempt to vote at the meeting.

Any questions regarding this Policy may be directed to the General Counsel of MBIA-CMC.

MERCURY ADVISORS

Proxy Voting Policies and Procedures

Mercury Advisors has adopted policies and procedures (“Proxy Voting Procedures”) with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund for which it acts as a subadviser. Pursuant to these Proxy Voting Procedures, Mercury’s primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that Mercury believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that Mercury considers the interests of its clients, including the Funds, and not the interests of Mercury, when voting proxies and that real (or perceived) material conflicts that may arise between Mercury’s interest and those of its clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, Mercury has formed a Proxy Voting Committee (the “Committee”). The Committee is comprised of Mercury’s Chief Investment Officer (the “CIO”), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from Mercury’s Legal department appointed by Mercury’s General Counsel. The Committee’s membership shall be limited to full-time employees of Mercury. No person with any investment banking, trading, retail brokerage or research responsibilities for Mercury’s affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with Mercury might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to Mercury and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for Mercury and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. Mercury believes that certain proxy voting issues require investment analysis — such as approval of mergers and other significant corporate transactions —  akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for Mercury on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that Mercury will generally seek to vote proxies over which it exercises voting authority in a uniform manner for all Mercury’s clients, the Committee, in conjunction with a Fund’s portfolio manager, may determine that the Fund’s specific circumstances require that its proxies be voted differently.

To assist Mercury in voting proxies, the Committee has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to Mercury by ISS include in-depth research, voting recommendations (although Mercury is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

Mercury’s Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, Mercury generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, Mercury will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, Mercury may be required to vote proxies in respect of an issuer where an affiliate of Mercury (each, an “Affiliate”), or a money management or other client of Mercury (each, a “Client”) is involved. The Proxy Voting Procedures and Mercury’s adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of Mercury’s clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by Mercury’s relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of Mercury’s clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter Mercury’s normal voting guidelines or, on matters where Mercury’s policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to Mercury on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary’s absence, the Assistant Secretary of the Committee concurs that the subcommittee’s determination is consistent with Mercury’s fiduciary duties

In addition to the general principles outlined above, Mercury has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and Mercury may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund’s best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

Mercury has adopted specific voting guidelines with respect to the following proxy issues:

•	Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors

(rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee’s history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

•	Proposals related to the selection of an issuer’s independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

•	Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer’s board of directors, rather than shareholders. Proposals to “micro-manage” an issuer’s compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

•	Proposals related to requests, principally from management, for approval of amendments that would alter an issuer’s capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

•	Proposals related to requests for approval of amendments to an issuer’s charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

•	Routine proposals related to requests regarding the formalities of corporate meetings.

•	Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

•	Proposals related to limiting corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Summary of the Proxy Voting Policy, Procedures and Guidelines of The Dreyfus Family of Funds

The Board of each fund in the Dreyfus Family of Funds has delegated to Dreyfus the authority to vote proxies of companies held in the fund’s portfolio. Dreyfus, through its participation on the Mellon Financial Corporation’s Proxy Policy Committee (the “MPPC”), applies Mellon’s Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

Dreyfus recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser’s duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients’ interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

Dreyfus seeks to avoid material conflicts of interest by participating in the MPPC, which applies detailed, pre-determined written proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the MPPC engages a third party as an independent fiduciary to vote all proxies of funds managed by Mellon or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon’s or Dreyfus’ policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the MPPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the MPPC for discussion and vote. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Dreyfus weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

When evaluating proposals, the MPPC recognizes that the management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder vote. However, the MPPC generally opposes proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options.

WENTWORTH, HAUSER AND VIOLICH

INVESTMENT COUNSEL

Excerpts from Policies and Procedures Manual

and

WHV Custom Voting Policy at Voting Agent

Proxy Voting

Proxy Voting Disclosure Statement

Wentworth, Hauser and Violich has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interests of our clients. These policies and procedures are also intended to reflect Securities and Exchange Commission requirements governing advisors as well as the fiduciary standards and responsibilities for ERISA accounts established by the Department of Labor.

The proxy voting process.    Wentworth, Hauser and Violich’s proxy voting process is managed by our Proxy Committee which is composed of portfolio managers, security analysts, and support staff. Key elements of the proxy voting process include obtaining proxy materials for vote, determining the vote on each issue, voting, and maintaining the records required.

•	Obtaining proxy materials. We instruct client custodians to deliver proxy materials for accounts of clients who have given us voting authority. Delivery is made to a service provider we have engaged as our voting agent and independent research consultant. Periodic reconciliation of holdings and ballots is designed to reveal any failure to deliver ballots for client holdings.

•	Determining the vote. Members of our Proxy Committee have collaboratively established a general statement of voting policy and specific voting positions on substantive proxy issues. The general policy and specific positions are generally intended to further the economic value of each investment for the expected holding period. They are reviewed regularly, as new issues arise for determination or as circumstances change, and they serve as guidelines. Ultimately each vote is cast on a case-by-case basis, taking into account the relevant circumstances at the time of each vote.

•	Voting. Using the Internet, our voting agent posts the pending proxy notices and ballots as well as its analysis and recommendations. Voting members of our Proxy Committee take responsibility for voting according to a rotating schedule. They review the issues and the voting agent’s own analysis and then vote each issue, generally in accordance with our established voting guidelines. When circumstances suggest deviation from our established guidelines, before casting the vote, our committee members may confer with other committee members, our analysts most familiar with the security, or our portfolio manager on the account in the case of special holdings.

•	Maintaining records. With the assistance of our voting agent, we maintain records of our policies and procedures, proxy statements received, each vote cast, any documents we create material to our decision making, and any client’s written request for proxy voting records as well as our written response to any client request for such records.

Conflicts of interest.    Any material conflict between our interests and those of a client will be resolved in the best interests of our client. In the event we become aware of such a conflict, we will (a) disclose the conflict and obtain the client’s consent before voting its shares, (b) vote in accordance with a pre-determined policy based on the independent analysis and recommendation of our voting agent, or (c) make other voting arrangements consistent with our fiduciary obligations.

Shares not voted.    Our procedures are reasonably designed to assure that we vote every eligible share with the exception of shares domiciled in share blocking countries. Share blocking countries restrict share transactions for various periods surrounding the meeting date. We have taken the position that share liquidity generally has a higher value than the vote and usually do not vote shares subject to restriction on transactions.

Obtaining additional information.    We do not generally disclose our votes to third parties, but clients may obtain a report showing how we voted their shares upon request. In addition, a copy of this disclosure statement, our general Proxy Voting Policy statement, and our detailed Custom Policy statement are available to our clients upon request.

General Voting Policy For ERISA Accounts And Applicability of Guidelines For All Accounts

With respect to ERISA accounts, according to the Department of Labor, the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies (unless the voting right is properly reserved by the named fiduciary). The investment manager’s decision may not be directed, nor may the manager be relieved of liability by delegating the responsibility. Managers should have documented guidelines and are required to maintain accurate voting records.

Voting rights have economic value and the manager has a duty to evaluate issues that can have an impact on the economic value of the stock and to vote on those issues. Voting decision must be based on the ultimate economic interest of the plan, viewing the plan as a separate legal entity designed to provide retirement income and security. This means analyzing the vote for its impact on the ultimate economic value of the investment (the stock) during the period in which the plan intends to hold the investment. With respect to takeovers, plans are not required to take the “quick buck” if they judge that the plan will achieve a higher economic value by holding the shares.

Given the above obligations and objectives, the guidelines we have established with our voting agent are intended as a general indication of proxy voting decisions most likely to maximize the ultimate value of assets under management. Specific situations and resolution language will vary and therefore continuing judgment must be exercised in applying the guidelines.

More generally than with respect to ERISA accounts alone, in the absence of unique client constraints or instructions acceptable in non-fiduciary situations, the guidelines should also serve for voting on all accounts under management.

Wentworth, Hauser and Violich Proxy Voting Policy

I. M0100s Management Proposals — Routine/Business

Agenda Code and Description		ISS Policy	Wentworth Policy (if different)
M0101	Ratify Auditors	C by C

M0102	Change Date/Location of Annual Meeting	FOR

M0105	Accept Financial Statements and Statutory Reports	FOR

M0106	Amend Articles/Charter — General Matters	C by C

M0107	Approve Dividends	C by C

M0109	Approve Remuneration of Auditors	FOR

M0111	Change Company Name	FOR

M0113	Approve Investment Advisory Agreement	C by C

M0114	Amend Investment Advisory Agreement	C by C

M0116	Authorize Filing of Required Documents/Other Formalities	FOR

M0117	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting	FOR

Agenda Code and Description		ISS Policy	Wentworth Policy (if different)
M0119	Reimburse Proxy Contest Expenses	C by C

M0120	Approve Proposed Changes to Bank Charter	C by C

M0121	Approve Continuation of Company Under Canadian Business Corporation Act	C by C

M0122	Adopt New Articles of Association/Charter	C by C

M0123	Approve Special Auditors’ Report Regarding Related-Party Transactions	FOR

M0124	Approve Stock Dividend Program	C by C

M0125	Other Business	AGAINST

M0126	Amend Charter or Bylaws — Non-Routine	C by C

M0128	Designate Newspaper to Publish Meeting Announcements	FOR

M0129	Approve Minutes of Meeting	FOR

M0131	Approve Change of Fundamental Investment Policy	C by C

M0135	Amend Corporate Purpose	C by C

M0136	Approve Auditors and Authorize Board to Fix Remuneration of Auditors	FOR

M0137	Miscellaneous Proposal — Company-Specific	C by C

M0138	Authorize Board to Ratify and Execute Approved Resolutions	C by C

M0140	Approve Multiple Classes of Stock/Same Voting Rights	C by C

M0150	Receive Financial Statements and Statutory Reports	None

M0151	Approve Financial Statements, Allocation of Income, and Discharge Directors	C by C

M0152	Approve Allocation of Income and Dividends	C by C

M0153	Approve Allocation of Dividends on Shares Held by Company	FOR

M0154	Approve Continuation of Company Under Provincial Business Corporation Act	C by C

M0155	Appoint Auditors and Deputy Auditors	C by C

M0156	Ratify Alternate Auditor	C by C

M0157	Appoint Censor(s)	FOR

M0158	Approve Remuneration of Directors and Auditors	FOR

M0159	Change Location of Registered Office/Headquarters	FOR

M0160	Approve Listing of Shares on a Secondary Exchange	FOR

M0161	Appoint Agencies to Rate the Company’s Publicly Offered Securities	FOR

M0162	Designate Risk Assessment Companies	FOR

Agenda Code and Description		ISS Policy	Wentworth Policy (if different)
M0163	Approve Investment and Financing Policy	C by C

M0164	Open Meeting	None

M0165	Close Meeting	None

M0166	Allow Questions	None

M0167	Announce Vacancies on Supervisory Board	None

M0168	Elect Chairman of Meeting	FOR

M0169	Prepare and Approve List of Shareholders	FOR

M0170	Acknowledge Proper Convening of Meeting	FOR

M0171	Elect Members of Election Committee	FOR

M0172	Consider Measures to Address the Decline in the Company’s Net Asset Value Relative to Its Capital	C by C

M0173	Approve Standard Accounting Transfers	C by C

M0174	Receive Shareholders’ Committee Report	None

M0175	Transact Other Business	None

M0176	Change Fiscal Year End	FOR

II. M0200s Management Proposals — Director Related

Agenda Code and Description		ISS Policy	Client Policy
M0201	Elect Directors	C by C

M0202	Fix Number of Directors	FOR

M0203	Approve Increase in Size of Board	C by C

M0204	Approve Decrease in Size of Board	C by C

M0205	Allow Board to Set its Own Size	AGAINST

M0206	Classify the Board of Directors	AGAINST	C by C

M0207	Eliminate Cumulative Voting	C by C	C by C

M0208	Fix Number of and Elect Directors	C by C

M0209	Approve Director/Officer Liability Provisions	C by C

M0210	Approve Director/Officer Indemnification Provisions	C by C

M0211	Approve Director/Officer Indemnification Agreements	C by C

M0212	Approve Director/Officer Liability and Indemnification	C by C

M0215	Declassify the Board of Directors	FOR	C by C

M0216	Remove Age Restriction for Directors	FOR

Agenda Code and Description		ISS Policy	Client Policy
M0217	Establish/Alter Mandatory Retirement Policy for Directors	C by C

M0218	Elect Director to Represent Class X Shareholders	C by C

M0219	Approve Remuneration of Directors	C by C

M0222	Allow Board to Delegate Powers to Committees	C by C

M0223	Adopt/Amend Nomination Procedures for the Board	C by C

M0225	Elect Directors (Opposition Slate)	C by C

M0226	Classify Board and Elect Directors	AGAINST	C by C

M0227	Amend Articles — Board-Related	C by C

M0228	Elect Alternate/Deputy Directors	C by C

M0229	Authorize Board to Fill Vacancies	C by C

M0231	Adopt or Amend Director Qualifications	C by C

M0232	Change Range for the Size of the Board	C by C

M0233	Elect Company Clerk/Secretary	C by C

M0250	Elect Supervisory Board Member	C by C

M0251	Elect Employee Representative to the Board	C by C

M0252	Create Position of Honorary Director	FOR

M0253	Amend Articles to Change Size of Supervisory Board	C by C

M0254	Allow Board to Appoint Additional Directors Between Annual Meetings	C by C

M0255	Amend Quorum Requirements	AGAINST

M0256	Appoint Members of Shareholders’ Committee	C by C

M0257	Elect Board Representative for Holders of Savings Shares and Fix His/Her Remuneration	C by C

M0258	Determine Number of Members and Deputy Members of Board	C by C

M0259	Elect Members and Deputy Members of Corporate Assembly	C by C

M0260	Approve Discharge of Management Board	C by C

M0261	Approve Discharge of Supervisory Board	C by C

M0262	Approve Discharge of Management and Supervisory Board	C by C

M0263	Approve Discharge of Auditors	C by C

M0264	Approve Discharge of Board and President	C by C

M0267	Company Specific — Board-Related	C by C

III. M0300s Management Proposals — Capitalization

Agenda Code and Description		ISS Policy	Client Policy
M0301	Authorize a New Class of Common Stock	C by C

M0302	Authorize New Class of Preferred Stock	C by C

M0304	Increase Authorized Common Stock	C by C

M0305	Increase Authorized Preferred Stock	C by C

M0306	Increase Authorized Preferred and Common Stock	C by C

M0307	Approve Stock Split	FOR

M0308	Approve Reverse Stock Split	C by C

M0309	Approve Increase in Common Stock and a Stock Split	C by C

M0312	Issue Common Stock Upon Conversion of Preferred Stock	C by C

M0313	Approve Issuance of Warrants/Convertible Debentures	C by C

M0314	Eliminate Preemptive Rights	C by C

M0315	Eliminate/Adjust Par Value of Common Stock	FOR

M0316	Amend Votes Per Share of Existing Stock	C by C

M0318	Authorize Share Repurchase Program	C by C

M0319	Authorize Board to Set Terms of Preferred	AGAINST

M0320	Eliminate Class of Preferred Stock	FOR

M0321	Eliminate Class of Common Stock	FOR

M0322	Cancel Company Treasury Shares	FOR

M0323	Approve Issuance of Shares for a Private Placement	C by C

M0325	Reduce Authorized Common Stock	C by C

M0326	Authorize Capitalization of Reserves for Bonus Issue or Increase in Par Value	C by C

M0327	Approve Reduction in Stated Capital	C by C

M0328	Approve Increase in Authorized Capital	C by C

M0329	Authorize Issuance of Equity or Equity-Linked Securities with Preemptive Rights	C by C

M0330	Company Specific — Equity-Related	C by C

M0331	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights	C by C

M0332	Increase Authorized Common Stock and Authorize New Class of Preferred Stock	C by C

M0334	Increase Authorized Common Stock and Authorize New Class of Common Stock	C by C

M0335	Adopt/Amend Dividend Reinvestment Plan	C by C

Agenda Code and Description		ISS Policy	Client Policy
M0336	Increase Capital Stock for Use in Shareholder Rights Plan	AGAINST

M0338	Reduce Authorized Preferred Stock	C by C

M0339	Reduce Authorized Common and Preferred Stock	C by C

M0340	Extend Redemption Date of Common/Preferred Stock	C by C

M0341	Approve Dual Class Stock Recapitalization	AGAINST

M0342	Approve/Amend Stock Ownership Limitations	C by C

M0343	Approve/Amend Securities Transfer Restrictions	C by C

M0344	Consent to Amended Bond Indenture	C by C

M0350	Authorize Stock With Other Than One Vote Per Share	AGAINST

M0351	Approve Unlimited Capital Authorization	AGAINST

M0352	Convert Multiple Voting Shares to Common Shares	FOR

M0353	Ratify Past Issuance of Shares	C by C

M0354	Approve Creation of Conditional Capital	C by C

M0355	Approve Conversion of Participation Certificates	C by C

M0356	Authorize Issuance of Investment Certificates	C by C

M0357	Authorize Issuance of Warrants with Preemptive Rights	C by C

M0358	Authorize Issuance of Warrants without Preemptive Rights	C by C

M0359	Authorize Issuance of Shares with Warrants Attached with Preemptive Rights	C by C

M0360	Authorize Issuance of Shares with Warrants Attached without Preemptive Rights	C by C

M0361	Authorize Issuance of Bonds with Warrants Attached with Preemptive Rights	C by C

M0362	Authorize Issuance of Bonds with Warrants Attached without Preemptive Rights	C by C

M0363	Authorize Issuance of Convertible Bonds with Preemptive Rights	C by C

M0364	Authorize Issuance of Convertible Bonds without Preemptive Rights	C by C

M0365	Authorize Issuance of Equity Upon Conversion of a Subsidiary’s Equity-Linked Securities	C by C

M0366	Authorize Capital Increase for Future Share Exchange Offers	C by C

M0367	Set Global Limit for Capital Increase to Result From All Issuance Requests	C by C

M0368	Approve Issuance of Shares Pursuant to the Share Option Scheme	C by C

M0369	Approve Issuance of Eurobonds	C by C

M0370	Authorize Issuance of Bonds/Debentures	C by C

M0371	Approve Renewal of Unmarketable Parcels Provision	FOR

Agenda Code and Description		ISS Policy	Client Policy
M0372	Approve Bond Repurchase	C by C

M0373	Authorize Reissuance of Repurchased Shares	C by C

M0374	Approve Reduction in Share Capital	C by C

M0375	Approve Reduction/Cancellation of Share Premium Account	C by C

M0376	Convert Form of Securities	C by C

M0377	Amend Articles/Charter to Reflect Changes in Capital	C by C

M0378	Amend Articles/Charter — Equity-Related	C by C

IV. M0400s Management Proposals — Reorg. and Mergers

Agenda Code and Description		ISS Policy	Client Policy
M0401	Change State of Incorporation [ ]	C by C

M0404	Approve Reorganization Plan	C by C

M0405	Approve Merger Agreement	C by C

M0407	Approve Restructuring Plan	C by C

M0410	Issue Shares in Connection with an Acquisition	C by C

M0411	Approve Disposition of Assets and Liquidate Company	C by C

M0412	Approve Recapitalization Plan	C by C

M0413	Amend Articles — Organization-Related	C by C

M0414	Company Specific — Organization-Related	C by C

M0418	Approve Formation of Holding Company	C by C

M0419	Acquire Certain Assets of Another Company	C by C

M0420	Approve Conversion to Self-Managed REIT	C by C

M0430	Approve/Amend Subadvisory Agreement	C by C

M0431	Adopt Dollar-based Voting Rights	C by C

M0432	Approve Conversion to Series of Delaware Business Trust.	C by C

M0433	Approve Conversion from Closed-End to Open-End Fund	C by C

M0434	Approve Merger of Funds	C by C

M0435	Approve Distribution Agreement	C by C

M0450	Approve Acquisition	C by C

M0451	Approve Merger by Absorption	C by C

M0452	Approve Joint Venture Agreement	C by C

M0453	Approve Plan of Liquidation	C by C

M0454	Approve Spin-Off Agreement	C by C

M0455	Approve Public Offering of Shares in Subsidiary	C by C

Agenda Code and Description		ISS Policy	Client Policy
M0456	Approve Exchange of Debt for Equity	C by C

M0457	Waive Requirement for Mandatory Offer to All Shareholders.	C by C

M0458	Approve Accounting Treatment of Merger, Absorption, or Similar Transaction	C by C

M0459	Approve Affiliation Agreements with Subsidiaries	C by C

M0460	Approve Transaction with a Related Party	C by C

M0461	Amend Articles to: (Japan)	C by C

M0462	Approve Pledging of Assets for Debt	C by C

M0463	Approve Investment in Another Company	C by C

M0464	Approve Loan Agreement	C by C

M0470	Company Specific - Mutual Fund	C by C

V. M0500s Management Proposals — Non-Salary Comp.

Agenda Code and Description		ISS Policy	Client Policy
M0501	Approve Stock Option Plan	C by C

M0503	Amend Stock Option Plan	C by C

M0504	Approve Incentive Stock Option Plan	C by C

M0506	Amend Incentive Stock Option Plan	C by C

M0507	Approve Restricted Stock Plan	C by C

M0509	Amend Restricted Stock Plan	C by C

M0510	Approve Employee Stock Purchase Plan	C by C

M0512	Amend Employee Stock Purchase Plan	C by C

M0522	Approve Omnibus Stock Plan	C by C

M0524	Amend Omnibus Stock Plan	C by C

M0525	Approve Non-Employee Director Stock Option Plan	C by C

M0526	Amend Non-Employee Director Stock Option Plan	C by C

M0527	Approve Non-Employee Director Restricted Stock Plan	C by C

M0528	Approve Stock Appreciation Rights Plan	C by C

M0530	Amend Stock Appreciation Rights Plan	C by C

M0534	Approve/Amend 401(k)/Savings Plan	C by C

M0535	Approve/Amend Executive Incentive Bonus Plan	C by C

M0537	Approve/Amend Supplemental Retirement Plan	C by C	FOR

M0538	Approve/Amend Deferred Compensation Plan	C by C

M0540	Approve Employment Agreement	C by C

Agenda Code and Description		ISS Policy	Client Policy
M0541	Approve Stock/Cash Award to Executive	C by C

M0543	Approve Executive Loans to Exercise Options	C by C

M0546	Approve Executive Loans (Not for Options)	C by C

M0547	Company-Specific — Compensation-Related	C by C

M0548	Approve Repricing of Options	C by C

M0554	Approve Outside Director Stock Awards/Options in Lieu of Cash	C by C

M0555	Approve Stock Option Plan Grants	C by C

M0556	Approve Stock-for-Salary/Bonus Plan	C by C

M0557	Approve Retirement Benefits for Nonexecutive Directors	C by C

M0558	Approve/Amend Bundled Compensation Plans	C by C

M0561	Approve/Amend Executive Stock Option Plan	C by C

M0562	Approve/Amend Employee Savings-Related Share Purchase	C by C

M0564	Approve/Amend Employment Agreements	C by C

M0567	Approve Employee Stock Ownership Plan	C by C

M0568	Approve/Amend Profit Sharing Plan	C by C

M0580	Appoint Internal Statutory Auditor	C by C

M0582	Approve Retirement Bonuses for Directors	C by C

M0583	Approve Retirement Bonuses for Statutory Auditors	C by C

M0584	Approve Retirement Bonuses for Directors and Statutory Auditors	C by C

M0585	Approve Special Bonus for Family of Deceased Director	C by C

M0586	Approve Special Bonus for Family of Deceased Statutory Auditor	C by C

M0587	Approve Special Bonuses for Families of Deceased Directors and Statutory Auditors	C by C

M0588	Approve Increase in Aggregate Compensation Ceiling for Directors	C by C

M0589	Approve Increase in Aggregate Compensation Ceiling for Statutory Auditors	C by C

M0590	Approve Increase in Aggregate Compensation Ceiling for Directors and Statutory Auditors	C by C

M0591	Approve or Amend Option Plan for Overseas Employees	C by C

M0592	Amend Terms of Outstanding Options	C by C

M0593	Approve Share Plan Grant	C by C

M0594	Approve Financial Assistance in Connection with Stock Purchase/Stock Option Plan	C by C

M0595	Amend Articles/Charter — Compensation-Related	C by C

Agenda Code and Description		ISS Policy	Client Policy
M0596	Approve Non-Employee Director Restricted Stock Plan	C by C

M0597	Amend Non-Employee Director Restrictred Stock Plan	C by C

M0598	Approve Non-Employee Director Omnibus Plan	C by C

M0599	Amend Non-Employee Director Omnibus Stock Plan	C by C

VI. M0600s Management Proposals — Antitakeover Related

Agenda Code and Description		ISS Policy	Client Policy
M0601	Amend Articles/Bylaws/Charter to Include Antitakeover Provision(s)	AGAINST

M0602	Amend Articles/Bylaws/Charter to Remove Antitakeover Provision(s)	FOR

M0603	Eliminate Right to Act by Written Consent	AGAINST

M0604	Provide Directors May Only Be Removed for Cause	AGAINST

M0605	Adopt or Increase Supermajority Vote Requirement for Amendments (up to 66 2/3%)	AGAINST

M0606	Adopt or Increase Supermajority Vote Requirement for Mergers	AGAINST

M0607	Adopt or Increase Supermajority Vote Requirement for Removal of Directors	AGAINST

M0608	Reduce Supermajority Vote Requirement	FOR

M0609	Adopt or Amend Shareholder Rights Plan (Poison Pill)	C by C

M0611	Approve Control Share Acquisition	C by C

M0612	Opt Out of State’s Control Share Acquisition Law	C by C

M0613	Adopt Fair Price Provision	C by C

M0614	Rescind Fair Price Provision	C by C

M0617	Adjourn Meeting	C by C

M0618	Eliminate Right to Call Special Meeting	AGAINST

M0619	Restrict Right to Call Special Meeting	AGAINST

M0621	Require Advance Notice for Shareholder Proposals/Nominations	C by C

M0622	Consider Non-Financial Effects of Mergers	AGAINST

M0627	Permit Board to Amend Bylaws Without Shareholder Consent	AGAINST

M0629	Waive Control Share Acquisition Provision	C by C

M0630	Renew Shareholder Rights Plan (Poison Pill)	C by C

M0650	Adopt Double Voting Rights for Long-Term Registered Shareholders	AGAINST

M0651	Adopt Increased Dividends for Long-Term Registered Shareholders	AGAINST

M0652	Renew Partial Takeover Provision	C by C

Agenda Code and Description		ISS Policy	Client Policy
M0653	Authorize Board to Issue Shares in the Event of a Public Tender Offer or Share Exchange Offer	AGAINST

M0654	Authorize Board to Repurchase Shares in the Event of a Public Tender Offer or Share Exchange Offer	AGAINST

M0655	Allow Board to Use All Outstanding Capital Authorizations in the Event of a Public Tender Offer or Share Exchange	AGAINST

M0656	Create/Eliminate Special Share Held By Government	C by C

M0657	Adopt New Articles/Charter — Privatization-Related	C by C

M0658	Approve/Amend Stock Ownership Limitations	C by C

M0659	Approve Reduction in Share Ownership Disclosure Threshold	C by C

M0660	Amend Articles/Charter — Governance-Related	C by C

M0661	Company-Specific — Governance-Related	C by C

VII. S0100s Shareholder Proposals — Routine Business

Agenda Code and Description		ISS Policy	Client Policy
S0101	Rotate Annual Meeting Location	AGAINST

S0102	Change Date/Time of Annual Meeting	AGAINST

S0106	Initiate Payment of Cash Dividend	C by C

S0107	Separate Chairman and CEO Positions	C by C

S0108	Liquidate Company Assets and Distribute Proceeds	C by C

S0110	Establish Shareholder Advisory Committee	C by C

S0115	Company-Specific — Miscellaneous	C by C

S0118	Convert Closed-End Fund to Open-End Fund	C by C

VIII. S0200s Shareholder Proposals — Director Related

Agenda Code and Description		ISS Policy	Client Policy
S0201	Declassify the Board of Directors	FOR	C by C

S0202	Establish Term Limits for Directors	AGAINST

S0203	Establish a Nominating Committee	FOR

S0204	Establish a Compensation Committee	FOR

S0205	Establish Other Board Committee	C by C

S0207	Restore or Provide for Cumulative Voting	C by C	C by C

S0209	Establish Director Stock Ownership Requirement	C by C

S0211	Establish Mandatory Retirement Age for Directors	AGAINST

S0214	Remove Existing Directors	C by C

S0215	Require Majority of Independent Directors on Board	FOR

Agenda Code and Description		ISS Policy	Client Policy
S0217	Provide for Special Interest Representation on Board	C by C

S0219	Limit Composition of Committee(s) to Independent Directors	C by C

S0220	Require Director Nominee Qualifications	C by C

S0222	Company-Specific — Board-Related	C by C

S0223	Require Directors Fees to be Paid in Stock	AGAINST

S0225	Change Size of Board of Directors	C by C

S0227	Add Women and Minorities to the Board	C by C

S0230	Require Two Candidates for Each Board Seat	AGAINST

S0233	Amend Articles/Bylaws/Charter-Filling Vacancies	C by C

S0234	Amend Articles/Bylaws/Charter-Removal of Directors	C by C

S0235	Amend Articles/Bylaws/Charter-Call Special Meetings	C by C

S0236	Amend Vote Requirements to Amend Articles/ Bylaws/Charter	C by C

S0237	Amend Director/Officer Indemnification/Liability Provisions	C by C

S0250	Elect a Shareholder-Nominee to the Board	C by C

IX. S0300s Shareholder Proposals — Corporate Governance

Agenda Code and Description		ISS Policy	Client Policy
S0302	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote	FOR

S0304	Provide for Confidential Voting	FOR	C by C

S0306	Submit Acquisition Offer(s) for Shareholder Vote	FOR	C by C

S0307	Restore Preemptive Rights of Shareholders	C by C

S0311	Reduce Supermajority Vote Requirement	FOR

S0318	Eliminate or Restrict Severance Agreements (Change-in-Control)	C by C

S0319	Reincorporate in Another State [ ]	C by C

S0320	Submit Preferred Stock Issuance to Vote	C by C

S0321	Submit Severance Agreement (Change-in-Control) to Shareholder Vote	FOR	C by C

S0326	Amend Articles/Bylaws/Charter to Remove Antitakeover Provisions	FOR

S0329	Eliminate Discretionary Voting of Unmarked Proxies	AGAINST

S0330	Eliminate Cumulative Voting	C by C

S0332	Amend Terms of Existing Poison Pill	C by C

S0350	Amend Articles to Limit the Bank’s Authority to Exercise Votes at AGMs as Proxy for Shareholders	C by C

S0351	Initiate Special Investigation to Determine if the Bank Property Voted Proxies in the Previous Five Years	C by C

S0352	Company-Specific — Governance-Related	C by C

X. S0400s Shareholder Proposals — Social / Human Rights

Agenda Code and Description		ISS Policy	Client Policy
S0411	MacBride Principles	C by C	AGT

S0414	ILO Standards	C by C

S0415	Vendor Standards	C by C

S0417	Workplace Code of Conduct	C by C

S0420	Burma-Related	C by C

S0424	Report on Maquiladora Operations	C by C	AGT

S0425	China Principles	C by C

S0426	Human Rights-Related	C by C

XI. S0500s Shareholder Proposals - Compensation

Agenda Code and Description		ISS Policy	Client Policy
S0501	Limit/Prohibit Awards to Executives	C by C

S0507	Report on Executive Compensation	C by C

S0508	Submit Executive Compensation to Vote	C by C

S0509	Eliminate Outside Directors’ Retirement Benefits	FOR

S0510	Link Executive Compensation to Social Issues	C by C

S0511	Company-Specific — Compensation-Related	C by C

S0512	Performance-Based/Indexed Options	C by C

S0513	Put Repricing of Stock Options to Shareholder Vote	FOR

S0514	Approve Option Expensing	C by C	FOR

XII. S0600s Shareholder Proposals — General Economic Issues

Agenda Code and Description		ISS Policy	Client Policy
S0602	Report on Bank Lending Policies	C by C	AGT

S0614	International Finance	C by C

S0616	Adopt High-Performance Workplace Policy	C by C

S0617	Hire Advisor to Maximize Shareholder Value	C by C

S0618	Seek Sale of Company/Assets	C by C

XIII. S0700s Shareholder Proposals — Health / Environment

Agenda Code and Description		ISS Policy	Client Policy
S0702	Advertising Standards	C by C	AGT

S0703	Tobacco-Related — Miscellaneous	C by C	C by C

S0704	Tobacco-Related — Prepare Report	C by C	C by C

S0706	Abortion-Related Activities	C by C

S0708	Reduce or Eliminate Toxic Wastes or Emissions	C by C	AGT

S0709	Nuclear Power-Related	C by C	AGT

S0720	Alcohol-Related	C by C	AGT

S0725	Weapon-Related	C by C	AGT

S0726	Adopt Conservation Policy	C by C	AGT

S0727	Report on Foreign Military Sales/Defense Business	C by C	AGT

S0728	CERES Principles	C by C	AGT

S0729	Drug Pricing	C by C	AGT

S0730	Report on Environmental Policies	C by C	AGT

S0735	Health Care-Related	C by C	AGT

S0736	Genetically Modified Organisms (GMO)	C by C

S0740	Environmental-Related — Miscellaneous	C by C

S0741	ANWR	C by C

S0742	Global Warming	C by C

XIV. S0800s Shareholder Proposals — Other / Misc.

Agenda Code and Description		ISS Policy	Client Policy
S0805	Report on Government Service of Employees	C by C

S0806	Charitable Contributions	C by C	AGT

S0807	Political Contributions/Activities	C by C	AGT

S0810	Company-Specific — Shareholder Miscellaneous	C by C

S0812	EEOC-Related Activities	C by C	AGT

S0814	Glass Ceiling	C by C	AGT

PART C: OTHER INFORMATION

Item 23. Exhibits:

(a)	Trust Instrument

(a)(1)	Agreement and Declaration of Trust of Registrant.[1]

(a)(2)	Certificate of Trust of Registrant.[1]

(b)	Bylaws of Registrant.[1]

(c)	None other than provisions contained in Exhibit (a)(1) and (b).

(d)	Investment Advisory Contracts

(d)(1)	Investment Management Agreement between Registrant and AXA Equitable Life Insurance Company (“AXA Equitable”). [3]

(d)(2)	Investment Advisory Agreement between AXA Equitable and Alliance Capital Management L.P. with respect to AXA Enterprise Global Financial Services Fund. [3]

(d)(3)	Investment Advisory Agreement between AXA Equitable and Barrow, Hanley, Mewhinney & Strauss, Inc. with respect to AXA Enterprise Deep Value Fund. [3]

(d)(4)	Investment Advisory Agreement between AXA Equitable and Boston Advisors, Inc. (“Boston Advisors”) with respect to AXA Enterprise Equity Income Fund and AXA Enterprise Short Duration Bond Fund. [3]

(d)(4)(a)	Form of Investment Advisory Agreement dated December 2, 2005 between AXA Equitable and Boston Advisors with respect to AXA Enterprise Equity Income Fund.[4]

(d)(5)	Investment Advisory Agreement between AXA Equitable and Caywood-Scholl Capital Management with respect to AXA Enterprise High-Yield Bond Fund. [3]

(d)(6)	Investment Advisory Agreement between AXA Equitable and Eagle Asset Management, Inc. with respect to AXA Enterprise Small Company Growth Fund. [3]

(d)(7)	Investment Advisory Agreement between AXA Equitable and GAMCO Investors, Inc. with respect to AXA Enterprise Mergers and Acquisitions Fund and AXA Enterprise Small Company Value Fund. [3]

(d)(8)	Investment Advisory Agreement between AXA Equitable and J.P. Morgan Investment Management, Inc. with respect to AXA Enterprise Money Market Fund. [3]

(d)(9)	Investment Advisory Agreement between AXA Equitable and Marsico Capital Management, LLC with respect to AXA Enterprise Capital Appreciation Fund. [3]

(d)(10)	Investment Advisory Agreement between AXA Equitable and MBIA Capital Management Corp. with respect to AXA Enterprise Tax-Exempt Income Fund. [3]

(d)(11)	Investment Advisory Agreement between AXA Equitable and Montag & Caldwell, Inc. (“Montag”) with respect to AXA Enterprise Multi-Cap Growth Fund. [3]

(d)(11)(a)	Amendment No. 1 dated June 3, 2005 to the Investment Advisory Agreement between AXA Equitable and Montag – (filed herewith).

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(d)(11)(b)	Amendment No. 2 dated July 29, 2005 to the Investment Advisory Agreement between AXA Equitable and Montag – (filed herewith).

(d)(11)(c)	Amendment No. 3 dated September 3, 2005 to the Investment Advisory Agreement between AXA Equitable and Montag. – (filed herewith).

(d)(12)	Investment Advisory Agreement between AXA Equitable and Rockefeller & Co., Inc. with respect to the AXA Enterprise Global Socially Responsive Fund. [3]

(d)(13)	Investment Advisory Agreement between AXA Equitable and SSgA Funds Management, Inc. with respect to AXA Enterprise International Growth Fund. [3]

(d)(14)	Investment Advisory Agreement between AXA Equitable and TCW Investment Management Company with respect to AXA Enterprise Equity Fund and AXA Enterprise Government Securities Fund. [3]

(d)(15)	Investment Advisory Agreement between AXA Equitable and UBS Global Asset Management (Americas) Inc. with respect to AXA Enterprise Growth and Income Fund.[3]

(d)(16)	Investment Advisory Agreement between AXA Equitable and Walter Scott & Partners Limited with respect to the AXA Enterprise International Growth Fund. [4]

(d)(17)	Investment Advisory Agreement between AXA Equitable and The Dreyfus Corporation with respect to AXA Enterprise Money Market Fund. [4]

(d)(18)	Investment Advisory Agreement between AXA Equitable and Fund Asset Management, L.P. with respect to the AXA Enterprise Short Duration Bond Fund. [4]

(d)(19)	Investment Advisory Agreement between AXA Equitable and Wentworth, Hauser and Violich with respect to the AXA Enterprise International Growth Fund. – (filed herewith)

(e)	Underwriting Contracts

(e)(1)	Distribution Agreement between Registrant and Enterprise Fund Distributors, Inc. (“EFD”). [3]

(f)	Not applicable.

(g)	Global Custody Agreement between Registrant and JP Morgan Chase Bank. [3]

(h)	Other Material Contracts

(h)(1)	Mutual Funds Service Agreement between Registrant and AXA Equitable. [3]

(h)(2)	Transfer Agency Services Agreement between Registrant and Boston Financial Data Services, Inc. [3]

(h)(3)	Expense Limitation Agreement between Registrant and AXA Equitable. [3]

(h)(3)(i)	Amendment No.1, dated December 1, 2005, to the Expense Limitation Agreement between the Registrant and AXA Equitable. – (filed herewith)

(h)(4)	Mutual Funds Sub-Administration Agreement by and among AXA Equitable and J.P. Morgan Investor Services Co. dated as of June 3, 2005. – (filed herewith).

(i)	Legal Opinions

(i)(1)	Legal Opinion of Kirkpatrick & Lockhart Nicholson Graham LLP regarding the legality of the securities being registered – (filed herewith).

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(j)	Other Consents

(j)(1)	Consent of Independent Registered Public Accounting Firm (filed herewith).

(j)(2)	Powers of Attorney. [2]

(k)	Omitted Financial Statements – (not applicable).

(l)	Initial Capital Agreement – (not applicable).

(m)	Rule 12b-1 Plans

(m)(1)	Distribution Plan pursuant to Rule 12b-1 with respect to Class A shares of the Registrant. [3]

(m)(2)	Distribution Plan pursuant to Rule 12b-1 with respect to Class B shares of the Registrant. [3]

(m)(3)	Distribution Plan pursuant to Rule 12b-1 with respect to Class C shares of the Registrant. [3]

(n)	Plan Pursuant to Rule 18f-3 Under the Investment Company Act of 1940. [3]

(n)(1)	Amended and Restated Plan Pursuant to Rule 18f-3 Under the Investment Company Act of 1940. [4]

(o)	Reserved

(p)	Codes of Ethics

(p)(1)	Code of Ethics of the Registrant, AXA Equitable and EFD. [3]

(p)(2)	Code of Ethics of Alliance Capital Management L.P. [3]

(p)(2)(a)	Code of Ethics of Alliance Capital Management, as amended. [4]

(p)(3)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc. [3]

(p)(4)	Code of Ethics of Boston Advisors, Inc. [3]

(p)(4)(a)	Code of Ethics of Boston Advisors, Inc., as amended. [4]

(p)(5)	Code of Ethics of Caywood-Scholl Capital Management. [3]

(p)(6)	Code of Ethics of Eagle Asset Management, Inc. [3]

(p)(7)	Code of Ethics of GAMCO Investors, Inc. [3]

(p)(8)	Code of Ethics of J.P. Morgan Investment Management, Inc. [3]

(p)(9)	Code of Ethics of Marsico Capital Management, LLC. [3]

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(p)(9)(a)	Code of Ethics of Marsico Capital Management, LLC. [4]

(p)(10)	Code of Ethics of MBIA Capital Management Corp. [3]

(p)(11)	Code of Ethics of Montag & Caldwell, Inc. [3]

(p)(12)	Code of Ethics of Rockefeller & Co., Inc. [3]

(p)(13)	Code of Ethics of SSgA Funds Management, Inc. [3]

(p)(14)	Code of Ethics of TCW Investment Management Company. [3]

(p)(15)	Code of Ethics of UBS Global Asset Management (Americas) Inc. [3]

(p)(16)	Code of Ethics of Walter Scott & Partners Limited.(4)

(p)(17)	Code of Ethics of The Dreyfus Corporation.(4)

(p)(18)	Code of Ethics of Fund Asset Management, L.P. – (filed herewith)

(p)(19)	Code of Ethics of Wentworth, Hauser and Violich – (filed herewith)

[1]	Incorporated herein by reference to Registrant’s Registration Statement on Form N-1A filed on December 30, 2004 (File No. 333-121788).
[2]	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 filed on January 31, 2005 (File No. 333-121800).
[3]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed on May 13, 2005. (File No. 333-121788).
[4]	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A filed on December 22, 2005. (File No. 333-121788).

Item 24. Persons Controlled by or under Common Control with Registrant

None.

Item 25. Indemnification

Article VIII of the Agreement and Declaration of Trust of the Registrant provides that:

Section 1. Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VIII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of the Trustee hereunder.

All persons extending credit to, contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be

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personally liable therefor. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible or liable for any act or omission or for neglect or wrongdoing of them or any officer, agent, employee, Manager, or Principal Underwriter of the Trust, but nothing contained in this Declaration of Trust or in the Delaware Act shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon.

Section 2. Indemnification of Covered Persons. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act and other applicable law.

Section 3. Indemnification of Shareholder. If any Shareholder or former Shareholder of any Series shall be held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by such Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

Article IX of the Agreement and Declaration of Trust of the Registrant provides that:

Section 5. Amendments. . . . Notwithstanding anything else herein, no amendment hereof shall limit the rights to insurance with respect to any acts or omissions of Persons covered thereby prior to such amendment nor shall any such amendment limit the rights to indemnification referenced in Article VIII, Section 2 hereof as provided in the By-Laws with respect to any actions or omissions of Persons covered thereby prior to such amendment. . . .

Section 7. Applicable Law. (a) The Trust is created under, and this Declaration of Trust is to be governed by, and construed and enforced in accordance with, the laws of the State of Delaware. . . . (b) Notwithstanding the first sentence of Section 7(a) of this Article IX, there shall not be applicable to the Trust, the Trustees, or this Declaration of Trust either the provisions of Section 3540 of Title 12 of the Delaware Code or any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts that relate to or regulate: . . . (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers or liabilities or authorities and powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees set forth or referenced in this Declaration of Trust.

Article X of the By-Laws of the Registrant provides that:

Section 3. Advance Payment of Indemnifiable Expenses. Expenses incurred by an agent in connection with the preparation and presentation of a defense to any proceeding may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by, or on behalf of, such agent that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification; provided, however, that (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.

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Section 2. D. of the Registrant’s Investment Management Agreement states:

Limitations on Liability. Manager will exercise its best judgment in rendering its services to the Trust, and the Trust agrees, as an inducement to Manager’s undertaking to do so, that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in this Agreement. Any person, even though an officer, director, employee or agent of Manager, who may be or become an officer, Trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or when acting on any business of the Trust, to be rendering such services to or to be acting solely for the Trust and not as an officer, director, employee or agent, or one under the control or direction of Manager, even though paid by it.

Sections 5.A. and 5.B. of each of the Registrant’s Investment Advisory Agreements state:

A. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Adviser nor any of its officers, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Manager or the Trust as a result of any error of judgment or mistake of law by the Adviser or its Affiliates with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser or its Affiliates for, and the Adviser shall indemnify and hold harmless the Trust, the Manager, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Manager Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Manager Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, or common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Manager or the Trust by the Adviser Indemnitees (as defined below) for use therein.

B. Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Manager and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser as a result of any error of judgment or mistake of law by the Manager with respect to each Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Manager for, and the Manager shall indemnify and hold harmless the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Manager in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Prospectus and SAI, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio(s) or the omission to state therein a material fact known to the Manager that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager or the Trust.

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Article Tenth of the Registrant’s Distribution Agreement states:

In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Distributor, the Trust on behalf of the Funds agrees to indemnify the Distributor against any and all claims, demands, liabilities and expenses which the Distributor may incur under the 1933 Act, or common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in any Registration Statement or prospectus of a Fund, or any omission to state a material fact therein, the omission of which makes any statement contained therein misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust or a Fund in connection therewith by or on behalf of the Distributor. The Distributor agrees to indemnify the Trust and the Funds against any and all claims, demands, liabilities and expenses which the Trust or a Fund may incur arising out of or based upon any act or deed of the Distributor or its sales representatives which has not been authorized by the Trust or a Fund in its prospectus or in this Agreement.

The Distributor agrees to indemnify the Trust and the Fund against any and all claims, demands, liabilities and expenses which the Trust or the Funds may incur under the 1933 Act, or common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in any Registration Statement or prospectus of a Fund, or any omission to state a material fact therein if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust or a Fund in connection therewith by or on behalf of the Distributor.

Notwithstanding any other provision of this Agreement, the Distributor shall not be liable for any errors of the Funds’ transfer agent(s), or for any failure of any such transfer agent to perform its duties.

Number 6 of the Registrant’s Mutual Funds Service Agreement states:

(a) AXA Equitable shall not be liable for any error of judgment or mistake of law or for any loss or expense suffered by the Trust, in connection with the matters to which this Agreement relates, except for a loss or expense caused by or resulting from or attributable to willful misfeasance, bad faith or negligence on AXA Equitable’s part (or on the part of any third party to whom AXA Equitable has delegated any of its duties and obligations pursuant to Section 4(c) hereunder) in the performance of its (or such third party’s) duties or from reckless disregard by AXA Equitable (or by such third party) of its obligations and duties under this Agreement (in the case of AXA Equitable) or under an agreement with AXA Equitable (in the case of such third party) or, subject to Section 10 below, AXA Equitable’s (or such third party’s) refusal or failure to comply with the terms of this Agreement (in the case of AXA Equitable) or an agreement with AXA Equitable (in the case of such third party) or its breach of any representation or warranty under this Agreement (in the case of AXA Equitable) or under an agreement with AXA Equitable (in the case of such third party). In no event shall AXA Equitable (or such third party) be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if AXA Equitable (or such third party) has been advised of the likelihood of such loss or damage and regardless of the form of action.

(b) Except to the extent that AXA Equitable may be held liable pursuant to Section 6(a) above, AXA Equitable shall not be responsible for, and the Trust shall indemnify and hold AXA Equitable harmless from and against any and all losses, damages, costs, reasonable attorneys’ fees and expenses, payments, expenses and liabilities, including but not limited to those arising out of or attributable to:

(i) any and all actions of AXA Equitable or its officers or agents required to be taken pursuant to this Agreement;

(ii) the reliance on or use by AXA Equitable or its officers or agents of information, records, or documents which are received by AXA Equitable or its officers or agents and furnished to it or them by or on behalf of the Trust, and which have been prepared or maintained by the Trust or any third party on behalf of the Trust;

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(iii) the Trust’s refusal or failure to comply with the terms of this Agreement or the Trust’s lack of good faith, or its actions, or lack thereof, involving negligence or willful misfeasance;

(iv) the breach of any representation or warranty of the Trust hereunder;

(v) the reliance on or the carrying out by AXA Equitable or its officers or agents of any proper instructions reasonably believed to be duly authorized, or requests of the Trust;

(vi) any delays, inaccuracies, errors in or omissions from information or data provided to AXA Equitable by data services, including data services providing information in connection with any third party computer system licensed to AXA Equitable, and by any corporate action services, pricing services or securities brokers and dealers;

(vii) the offer or sale of shares by the Trust in violation of any requirement under the Federal securities laws or regulations or the securities laws or regulations of any state, or in violation of any stop order or other determination or ruling by any Federal agency or any state agency with respect to the offer or sale of such shares in such state (1) resulting from activities, actions, or omissions by the Trust or its other service providers and agents, or (2) existing or arising out of activities, actions or omissions by or on behalf of the Trust prior to the effective date of this Agreement;

(viii) any failure of the Trust’s registration statement to comply with the 1933 Act and the 1940 Act (including the rules and regulations thereunder) and any other applicable laws, or any untrue statement of a material fact or omission of a material fact necessary to make any statement therein not misleading in a Trust’s prospectus;

(ix) except as provided for in Schedule B.III., the actions taken by the Trust, its Manager, its investment advisers, and its distributor in compliance with applicable securities, tax, commodities and other laws, rules and regulations, or the failure to so comply, and

(x) all actions, inactions, omissions, or errors caused by third parties to whom AXA Equitable or the Trust has assigned any rights and/or delegated any duties under this Agreement at the specific request of or as required by the Trust, its Funds, its investment advisers, or its distributors.

The Trust shall not be liable for any indirect, incidental, special or consequential losses or damages of any kind whatsoever (including but not limited to lost profits) even if the Trust has been advised of the likelihood of such loss or damage and regardless of the form of action, except when the Trust is required to indemnify AXA Equitable pursuant to this Agreement.

Number 12(a)(iv) of the Registrant’s Global Custody Agreement states:

(A) Customer shall indemnify and hold Bank and its trustees, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees (“Losses”) that may be incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which Bank is authorized to rely pursuant to the terms of this Agreement. (B) In addition to and not in limitation of the preceding subparagraph, Customer shall also indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of Bank’s performance under this Agreement, provided the Indemnitees have not acted with negligence or engaged in willful misconduct. (C) In performing its obligations hereunder, Bank may rely on the genuineness of any document which it reasonably believes in good faith to have been validly executed.

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Number 8 of the Registrant’s Transfer Agency Services Agreement states:

8.1 The Transfer Agent shall not be responsible for, and the Fund shall indemnify and hold the Transfer Agent harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

(a) All actions of the Transfer Agent or its agents or subcontractors required to be taken pursuant to this Agreement (including the defense of any law suit in which the Transfer Agent or affiliate is a named party), provided that such actions are taken in good faith and without negligence or willful misconduct;

(b) The Fund’s lack of good faith, negligence or willful misconduct;

(c) The reliance upon, and any subsequent use of or action taken or omitted, by the Transfer Agent, or its agents or subcontractors on: (i) any information, records, documents, data, stock certificates or services, which are received by the Transfer Agent or its agents or subcontractors by machine readable input, facsimile, CRT data entry, electronic instructions or other similar means authorized by the Fund, and which have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund including but not limited to any broker-dealer, TPA or previous transfer agent; (ii) any instructions or requests of the Fund or any of its officers; (iii) any instructions or opinions of legal counsel with respect to any matter arising in connection with the services to be performed by the Transfer Agent under this Agreement which are provided to the Transfer Agent after consultation with such legal counsel; or (iv) any paper or document, reasonably believed to be genuine, authentic, or signed by the proper person or persons;

(d) The offer or sale of Shares in violation of federal or state securities laws or regulations requiring that such Shares be registered or in violation of any stop order or other determination or ruling by any federal or any state agency with respect to the offer or sale of such Shares;

(e) The negotiation and processing of any checks including without limitation for deposit into the Fund’s demand deposit account maintained by the Transfer Agent; or

(f) Upon the Fund’s request entering into any agreements required by the NSCC for the transmission of Fund or Shareholder data through the NSCC clearing systems.

8.2 In order that the indemnification provisions contained in this Section 8 shall apply, upon the assertion of a claim for which the Fund may be required to indemnify the Transfer Agent, the Transfer Agent shall promptly notify the Fund of such assertion, and shall keep the Fund advised with respect to all developments concerning such claim. The Fund shall have the option to participate with the Transfer Agent in the defense of such claim or to defend against said claim in its own name or in the name of the Transfer Agent. The Transfer Agent shall in no case confess any claim or make any compromise in any case in which the Fund may be required to indemnify the Transfer Agent except with the Fund’s prior written consent.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Trust, pursuant to the foregoing provisions or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Trust by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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Item 26. Business and Other Connections of Investment Adviser

AXA Equitable is a registered investment adviser and serves as manager for all funds of the Registrant. The description of AXA Equitable under the caption of “Management Team” in the Prospectus and under the caption “Management Team - The Manager and the Sub-advisers” in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated herein by reference. Information on the directors and officers of AXA Equitable set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-07000) is incorporated herein by reference. AXA Equitable, with the approval of the Registrant’s board of trustees, selects sub-advisers for each fund of the Registrant. The following companies, all of which are registered investment advisers, serve as sub-advisers for the funds.

Alliance Capital Management L.P. serves as a sub-adviser to AXA Enterprise Funds Trust. The description of Alliance Capital Management L.P. under the caption “Management Team – The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Alliance Capital Management L.P. set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56720) is incorporated herein by reference.

Barrow, Hanley, Mewhinney & Strauss, Inc. serves as a sub-adviser to AXA Enterprise Funds Trust. The description of Barrow, Hanley, Mewhinney & Strauss, Inc. under the caption “Management Team - The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Barrow, Hanley, Mewhinney & Strauss set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-31237) is incorporated herein by reference.

Boston Advisors, Inc. serves as a sub-adviser to AXA Enterprise Funds Trust. The description of Boston Advisors, Inc. under the caption “Management Team - The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Boston Advisors, Inc. set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-18130) is incorporated herein by reference.

Caywood-Scholl Capital Management serves as a sub-adviser to AXA Enterprise Funds Trust. The description of Caywood-Scholl Capital Management under the caption “Management Team - The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Caywood-Scholl Capital Management set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-57906) is incorporated herein by reference.

Eagle Asset Management, Inc. serves as a sub-adviser to AXA Enterprise Funds Trust. The description of Eagle Asset Management, Inc. under the caption “Management Team - The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Eagle Asset Management, Inc. set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-21343) is incorporated herein by reference.

Fund Asset Management L.P. serves as a sub-adviser to AXA Enterprise Funds Trust. The description of Fund Asset Management L.P. under the caption “Management Team - The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Fund Asset Management, LP. set for in its Form ADV filed with the Securities and Exchange Commission (File No. 801-12485) is incorporated herein by reference.

GAMCO Asset Management Inc. serves as a sub-adviser to AXA Enterprise Funds Trust. The description of GAMCO Asset Management, Inc.. under the caption “Management Team - The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of GAMCO Asset Management Inc. set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-14132) is incorporated herein by reference.

Marsico Capital Management, LLC serves as a sub-adviser to AXA Enterprise Funds Trust. The description of Marsico Capital Management, LLC under the caption “Management Team - The Manager and the Sub-advisers” in the

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Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Marsico Capital Management, LLC set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-54914) is incorporated herein by reference.

MBIA Capital Management Corp. serves as a sub-adviser to AXA Enterprise Funds Trust. The description of MBIA Capital Management Corp. under the caption “Management Team - The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of MBIA Capital Management Corp. set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-46649) is incorporated herein by reference.

Montag & Caldwell, Inc. serves as a sub-adviser to AXA Enterprise Funds Trust. The description of Montag & Caldwell, Inc. under the caption “Management Team - The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Montag & Caldwell, Inc. set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15398) is incorporated herein by reference.

Rockefeller & Co., Inc. serves as a sub-adviser to AXA Enterprise Funds Trust. The description of Rockefeller & Co., Inc. under the caption “Management Team - The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Rockefeller & Co., Inc. set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-15106) is incorporated herein by reference.

TCW Investment Management Company serves as a sub-adviser to AXA Enterprise Funds Trust. The description of TCW Investment Management Company under the caption “Management Team - The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of TCW Investment Management Company set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-29075) is incorporated herein by reference.

UBS Global Asset Management (Americas) Inc. serves as a sub-adviser to AXA Enterprise Funds Trust. The description of UBS Global Asset Management (Americas) Inc. under the caption “Management Team - The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of UBS Global Asset Management (Americas) Inc. set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-34910) is incorporated herein by reference.

Wentworth, Hauser and Violich serves as sub-adviser to AXA Enterprise Funds Trust. The description of Wentworth, Hauser and Violich under the caption “Management Team – The Manager and the Sub-advisers” in the Prospectus constituting Part A of this Registration Statement is incorporated herein by reference. Information on the directors and officers of Wentworth, Hauser and Violich set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-46131) is incorporated herein by reference.

Item 27. Principal Underwriter

(a) Enterprise Fund Distributors, Inc. (“EFD”) is the principal underwriter. EFD also serves as a principal underwriter for the following entities: AXA Enterprise Multimanager Funds Trust and The Enterprise Group of Funds, Inc.

(b) Set forth below is certain information regarding the directors and officers of EFD. Except as indicated otherwise, the business address of the persons listed below is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.

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Enterprise Fund Distributors, Inc.

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH ENTERPRISE FUND DISTRIBUTORS, INC	POSITIONS AND OFFICES WITH THE TRUST
DIRECTORS

Steven M. Joenk James F. Mullery *John A. Schilt, Jr.	Director Director Director	Trustee, President and Chief Executive Officer

OFFICERS

Steven M. Joenk	Co-Chairman of the Board	Trustee, President and Chief Executive Officer
James F. Mullery *John A. Schilt, Jr. Mary Toumpas *Patricia A. Cox *Robert V. Ippolito *James Brandon Ward, II *Michael D. Woerner *Alan Patterson *Sean Nicholason

Co-Chairman of the Board

President and Chief Sales Officer

Vice President

Senior Vice President – Broker/Dealer Operations

Senior Vice President – National Sales Manager

Senior Vice President

Senior Vice President

Vice President – Retirement Plans

Vice President - Marketing

Kenneth T. Kozlowski Linda Galasso	Treasurer Secretary	Chief Financial Officer and Treasurer

(c) Inapplicable.

Item 28. Location of Accounts and Records

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(i) and (ii); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant’s Custodian:

JP Morgan Chase Bank

4 Chase MetroTech Center

Brooklyn, New York 11245

(b)	With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(iii) and (iv); (4); (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of the Registrant’s Administrator and Sub-Administrator:

AXA Equitable Life Insurance Company 1290 Avenue of the Americas New York, NY 10104	J. P. Morgan Investors Services Co. 73 Tremont Street Boston, MA 02108

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(c)	With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Manager or Sub-advisers:

AXA Equitable Life Insurance Company 1290 Avenue of the Americas New York, NY 10104	Alliance Capital Management L.P. 1345 Avenue of the Americas New York, NY 10105

Barrow, Hanley, Mewhinney & Strauss, Inc. 3232 McKinney Avenue, 15th Floor Dallas, TX 75204	Boston Advisors, Inc. One Federal Street, 20th Floor Boston, MA 02110

Caywood-Scholl Capital Management 4350 Executive Drive, Suite 125 San Diego, CA 92121	Eagle Asset Management, Inc. 880 Carillon Parkway, St. Petersburg, FL 33716

GAMCO Asset Management Inc. One Corporate Center Rye, NY 10580	Funds Asset Management 800 Scudders Mill Road Plainsboro, NJ 08543-9011

Marsico Capital Management, LLC 1200 17th Street Suite 1600 Denver, CO 80202	MBIA Capital Management Corp. 113 King Street Armonk, NY 10504

Montag & Caldwell, Inc. 3455 Peachtree Road, N.E. Suite 1200 Atlanta, GA 30326-3248	Rockefeller & Co., Inc. 30 Rockefeller Plaza Room 5400New York, NY 10112

Wentworth, Hauser and Violich, Inc. 353 Sacramento Street Suite 600 San Francisco, California 94111-3604	TCW Investment Management Company 865 South Figueroa Street Suite 1800 Los Angeles, CA 90017

UBS Global Asset Management (Americas) Inc. One North Wacker Drive Chicago, IL 60606	The Dreyfus Corporation 200 Park Avenue New York, NY 10166

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

C-13

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant, AXA Enterprise Funds Trust, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on the 24th day of February 2006.

AXA ENTERPRISE FUNDS TRUST

By:	/s/ Steven M. Joenk
Name:	Steven M. Joenk
Title:	President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Steven M. Joenk Steven M. Joenk	Trustee, President and Chief Executive Officer	February 24, 2006

/s/ Theodossios Anthanassiades* Theodossios (Ted) Anthanassiades	Trustee	February 24, 2006

/s/ Jettie M. Edwards* Jettie M. Edwards	Trustee	February 24, 2006

/s/ David W. Fox* David W. Fox	Trustee	February 24, 2006

/s/ William A. Kearns, Jr.* William A. Kearns, Jr.	Trustee	February 24, 2006

/s/ Christopher P.A. Komisarjevsky* Christopher P.A. Komisarjevsky	Trustee	February 24, 2006

/s/ Harvey Rosenthal* Harvey Rosenthal	Trustee	February 24, 2006

/s/ Gary S. Schpero* Gary S. Schpero	Trustee	February 24, 2006

/s/ Kenneth T. Kozlowski* Kenneth T. Kozlowski	Treasurer and Chief Financial Officer	February 24, 2006

* By:	/s/ Steven M. Joenk
Steven M. Joenk
(Attorney-in-Fact)

EXHIBIT INDEX

Post-Effective Amendment No. 2

Exhibit Number	Description
(d)(11)(a)	Amendment No. 1 dated June 3, 2005 to the Investment Advisory Agreement between AXA Equitable and Montag.

(d)(11)(b)	Amendment No. 2 dated July 29, 2005 to the Investment Advisory Agreement between AXA Equitable and Montag.

(d)(11)(c)	Amendment No. 3 dated September 3, 2005 to the Investment Advisory Agreement between AXA equitable and Montag.

(d)(19)	Investment Advisory Agreement dated January 18, 2006 between AXA Equitable and Wentworth, Hauser and Violich with respect to the AXA Enterprise International Growth Fund.

(h)(3)(i)	Amendment No.1 dated December 1, 2005 to the Expense Limitation Agreement between Registrant and AXA Equitable.

(h)(4)	Mutual Funds Sub-Administration Agreement by and among AXA Equitable and J.P. Morgan Investor Services Co. dated as of June 3, 2005.

(i)(1)	Legal Opinion of Kirkpatrick & Lockhart Nicholson Graham LLP

(j)(1)	Consent of PricewaterhouseCoopers LLP

(p)(18)	Code of Ethics of Fund Asset Management, L.P.

(p)(19)	Code of Ethics of Wentworth, Hauser and Violich.